UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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TRANSOCEAN INC.

(Name of Registrant as Specified in its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Dear Shareholder:

Our board of directors has unanimously approved, and is submitting to our shareholders for their approval, a proposal that would result in your holding shares in a Swiss corporation rather than a Cayman Islands company. The proposed merger by way of schemes of arrangement will effectively change our place of incorporation from the Cayman Islands to Switzerland. The number of shares you will own in Transocean Ltd., the Swiss corporation, will be the same as the number of shares you held in Transocean Inc., the Cayman Islands company, immediately prior to the completion of the transaction, and your relative economic interest in the Transocean group will remain unchanged.

After the completion of the transaction, the Swiss corporation will continue to conduct the same business operations as conducted by the Cayman Islands company before the transaction. We expect the shares of the Swiss corporation to be listed on the New York Stock Exchange under the symbol “RIG,” the same symbol under which your shares are currently listed. Upon completion of the transaction, we will remain subject to the U.S. Securities and Exchange Commission reporting requirements, the mandates of the Sarbanes-Oxley Act and the applicable corporate governance rules of the New York Stock Exchange, and we will continue to report our financial results in U.S. dollars and under U.S. generally accepted accounting principles.

Our planned change of our place of incorporation from the Cayman Islands to Switzerland and relocation of our principal executive offices to Geneva, Switzerland will establish a corporate headquarters that is more centrally located within our area of worldwide operations, will locate Transocean in a country with a stable and developed tax regime, and should improve our ability to maintain a competitive worldwide effective corporate tax rate.

Under U.S. tax law, holders of shares of Transocean Inc. generally will not recognize gain or loss on the exchange of such shares for shares in the Swiss corporation in the transaction.

This proxy statement provides you with detailed information regarding the transaction. We encourage you to read this entire document carefully. You should carefully consider “Risk Factors” beginning on page 18 for a discussion of risks before voting at the meeting.

The transaction cannot be completed without (1) the affirmative vote of a majority in number of the holders of Transocean Inc. ordinary shares present and voting on the proposal, whether in person or by proxy, representing 75% or more in value of the ordinary shares present and voting on the proposal, whether in person or by proxy, and (2) the approval of the Grand Court of the Cayman Islands. Your board of directors recommends that you vote to approve the transaction.

Sincerely,

Robert E. Rose	Robert L. Long
Chairman of the Board	Chief Executive Officer

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of the securities to be issued in the transaction or determined if this proxy statement is truthful or complete. Any representation to the contrary is a criminal offense.

This proxy statement is dated October 31, 2008 and is first being mailed to shareholders on or about November 5, 2008.

TRANSOCEAN INC.

P.O. BOX 10342

70 HARBOUR DRIVE, 4th FLOOR

GRAND CAYMAN, KY1-1003

CAYMAN ISLANDS

NOTICE OF MEETING OF TRANSOCEAN INC. SHAREHOLDERS

To Be Held On December 8, 2008

To the holders of ordinary shares of Transocean Inc.:

We will hold a meeting of our shareholders at the Sheraton Nassau Beach Resort in Nassau, Bahamas, commencing at 3:00 p.m., Bahamas time, on December 8, 2008 to vote:

•

to approve the merger transaction to be effected by the Schemes of Arrangement, attached as Annex B to this proxy statement (the “Schemes of Arrangement”), in connection with the Agreement and Plan of Merger, as amended (the “Agreement and Plan of Merger”), among Transocean Inc., a company organized under the laws of the Cayman Islands (“Transocean-Cayman”), Transocean Ltd., a Swiss corporation and a wholly-owned subsidiary of Transocean-Cayman (“Transocean-Switzerland”), and Transocean Cayman Ltd., a company organized under the laws of the Cayman Islands and a wholly-owned subsidiary of Transocean-Switzerland (“Transocean-Acquisition”), pursuant to which Transocean-Cayman would merge with Transocean-Acquisition, with Transocean-Cayman as the surviving company. Under the terms of the Schemes of Arrangement, each holder of Transocean-Cayman ordinary shares outstanding immediately before the transaction will receive one share of Transocean-Switzerland in exchange for each outstanding ordinary share of Transocean-Cayman. As a result of the transaction, Transocean-Acquisition will cease to exist, and Transocean-Cayman will become a direct wholly-owned subsidiary of Transocean-Switzerland.

•	on a motion to adjourn the meeting to a later date to solicit additional proxies if there are insufficient votes at the time of the meeting to approve the merger transaction.

•	on any other matters that properly come before the meeting and any adjournments or postponements of the meeting.

We have established the close of business on October 27, 2008 as the record date for determining the shareholders of Transocean Inc. entitled to notice of and to vote at the meeting or any adjournments or postponements of the meeting.

Your vote is very important. To ensure your shares are represented, you should complete, sign and date the enclosed proxy and return it promptly in the enclosed envelope, whether or not you expect to attend the meeting. You may revoke your proxy and vote in person if you decide to attend the meeting. You may also designate proxies to vote your shares via the Internet or by telephone. Your Internet or telephone designation authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Please review the instructions in the proxy statement and on your proxy card regarding each of these options.

This notice incorporates the accompanying proxy statement.

By Order of the Board of Directors

Chipman Earle
Secretary

October 31, 2008

This proxy statement incorporates documents by reference. See “Where You Can Find More Information” beginning on page 86 for a listing of documents incorporated by reference. These documents are available to any person, including any beneficial owner, upon request directed to Investor Relations, Transocean Inc., 4 Greenway Plaza, Houston, Texas 77046, telephone (713) 232-7500. To ensure timely delivery of these documents, any request should be made by December 1, 2008. The exhibits to these documents will generally not be made available unless they are specifically incorporated by reference in this proxy statement.

i

ii

Annex A—Agreement and Plan of Merger
Annex B—Schemes of Arrangement
Annex C—Court Order
Annex D—Formal Meeting Notice
Annex E—Expected Timetable
Annex F—Articles of Association of Transocean-Switzerland
Annex G—Organizational Regulations of Transocean-Switzerland
Annex H—Transocean-Switzerland Stand-Alone Statutory Financial Statements
Annex I—Transocean-Switzerland Audited Balance Sheet

iii

TRANSACTION STRUCTURE

We are seeking your approval at the shareholders meeting of a merger transaction by way of Schemes of Arrangement under Cayman Islands law (the “Transaction”) that will effectively change our place of incorporation from the Cayman Islands to Switzerland.

The merger involves several steps. First, we have formed a new Swiss corporation registered in Zug, Switzerland named Transocean Ltd. (“Transocean-Switzerland”) as a direct, wholly-owned subsidiary of Transocean Inc., the Cayman Islands company whose shares you currently own (“Transocean-Cayman”). Transocean-Switzerland, in turn, has formed a new Cayman Islands subsidiary named Transocean Cayman Ltd. (“Transocean-Acquisition”). Following the shareholders meeting to be held on December 8, 2008 and a hearing of the Grand Court of the Cayman Islands scheduled for December 16, 2008, assuming we have obtained the necessary shareholder and court approvals, Transocean-Acquisition will merge with Transocean-Cayman by way of Schemes of Arrangement, with Transocean-Cayman as the surviving company. As a result of the Transaction, Transocean-Acquisition will cease to exist, and Transocean-Cayman will become a direct, wholly-owned subsidiary of Transocean-Switzerland.

In the Transaction, Transocean-Switzerland will issue one share of Transocean-Switzerland in exchange for each share of Transocean-Cayman, plus an additional 16 million Transocean-Switzerland shares (the “Treasury Shares”) that Transocean-Switzerland will issue to Transocean-Cayman in the Transaction for future use to satisfy Transocean-Switzerland’s obligations to deliver shares in connection with awards granted under our incentive plans, warrants or other rights to acquire shares of Transocean-Switzerland. Transocean-Switzerland will assume Transocean-Cayman’s existing obligation to deliver shares under such incentive plans, warrants or other rights. Immediately after the Transaction, Transocean-Switzerland will have outstanding the same number of shares as there were outstanding shares of Transocean-Cayman immediately before the completion of the Transaction, plus (1) the Treasury Shares and (2) an additional number of shares equal to 100,000 Swiss francs divided by the par value of a Transocean-Switzerland share (4,545 shares, assuming a par value of 22.00 Swiss francs per share), representing the share capital issued to Transocean-Cayman in connection with the formation of Transocean-Switzerland (the “Formation Shares”). For a discussion of how the assumed 22.00 Swiss francs per share par value amount was calculated and how the actual par value of the Transocean-Switzerland shares upon completion of the Transaction will be calculated, see “The Redomestication—The Agreement and Plan of Merger—Amendment or Termination.” As of October 27, 2008, the record date for the shareholders meeting, there were 319,188,240 ordinary shares of Transocean-Cayman outstanding.

In connection with the Transaction, we also plan to relocate our principal executive offices from the Cayman Islands and Houston, Texas to Geneva, Switzerland. Initially, we expect that 14 of our officers, including our Chief Executive Officer, will be relocated to our new principal executive offices, along with related support staff. We refer to the Transaction and the relocation of our principal executive offices together as the “Redomestication.” For a more complete description of the Redomestication, see “The Redomestication” beginning on page 23.

The following diagram shows the structure of Transocean before the Transaction and after the Transaction. The diagram does not reflect all of the legal entities owned by Transocean.

In this proxy statement, we sometimes refer to Transocean-Cayman and Transocean-Switzerland as “we,” “our” or “Transocean.”

QUESTIONS AND ANSWERS ABOUT THE REDOMESTICATION

Q:	What am I being asked to vote on at the meeting?

A:	You are being asked to vote on a proposed merger by way of Schemes of Arrangement under Cayman Islands law for the purpose of changing our place of incorporation from the Cayman Islands to Switzerland. As a result of the Transaction, Transocean-Cayman will become a direct, wholly-owned subsidiary of Transocean-Switzerland, and you will become a shareholder of Transocean-Switzerland.

You are also being asked to vote on a proposal to adjourn the meeting to a later date to solicit additional proxies if there are insufficient votes at the time of the meeting to approve the Schemes of Arrangement proposal. Approval of the adjournment proposal is not a condition to the Schemes of Arrangement.

Q:	Why do you want to change your place of incorporation from the Cayman Islands to Switzerland?

A:	Our planned change of our place of incorporation from the Cayman Islands to Switzerland and relocation of our principal executive offices to Geneva, Switzerland will establish a corporate headquarters that is more centrally located within our area of worldwide operations, will locate Transocean in a country with a stable and developed tax regime, and should improve our ability to maintain a competitive worldwide effective corporate tax rate.

Please see “The Redomestication—Background and Reasons for the Redomestication” for more information. We cannot assure you that the anticipated benefits of the Redomestication will be realized. In addition to the potential benefits described above, the Redomestication will expose you and us to some risks. Please see the discussion under “Risk Factors.” Our board of directors has considered both the potential advantages of the Redomestication and these risks and has unanimously approved the Transaction and recommended that the shareholders vote for the Transaction.

Q:	Why was Switzerland selected as the place of domicile for Transocean-Switzerland?

A:	Switzerland is more centrally located than our current executive offices to our worldwide operations, in terms of both time zone overlap and travel time. Switzerland also has numerous tax treaties with many taxing jurisdictions throughout the world and a developed and stable tax regime.

Q:	Will the Transaction affect our current or future operations?

A:	We currently believe that the Transaction should have no material impact on how we conduct our day-to-day operations. The location of our future operations will depend on the needs of our business, independent of our legal domicile. However, please read “Risk Factors—The anticipated benefits of moving our principal executive offices to Switzerland may not be realized, and difficulties in connection with moving our principal executive offices could have an adverse effect on us.”

Q:	Will the Transaction dilute my economic interest?

A:

The Transaction will not dilute your economic interest in the Transocean group. Immediately after the Transaction, the number of outstanding shares of Transocean-Switzerland will be the same as the number of outstanding shares of Transocean-Cayman immediately before the completion of the Transaction, plus (1) an additional 16 million shares that Transocean-Switzerland will issue to Transocean-Cayman in the Transaction for future use to satisfy Transocean-Switzerland’s obligations to deliver shares in connection with awards granted under our incentive plans, warrants or other rights to acquire shares of Transocean-Switzerland and (2) the Formation Shares (4,545 shares, assuming a par value of 22.00 Swiss francs per share), representing the share capital issued to Transocean-Cayman in connection with the formation of Transocean-Switzerland. Transocean-Switzerland will assume Transocean-Cayman’s existing obligation to deliver shares under its incentive plans, warrants or other rights. Because Transocean-Cayman will be a wholly-owned subsidiary of Transocean-Switzerland after the completion of the Transaction, your economic interest will not be diluted by the issuance to, or retention by, Transocean-Cayman of Transocean-Switzerland shares in the Transaction.

Q:	What are the material tax consequences of the Transaction?

A:	Please read the following four questions and answers regarding some of the potential tax consequences of the Transaction. Please refer to “Material Tax Considerations” beginning on page 33 for a description of the material U.S. federal income tax and Swiss tax consequences of the Transaction to Transocean-Cayman shareholders. Determining the actual tax consequences of the Transaction to you may be complex and will depend on your specific situation. You are urged to consult your tax adviser for a full understanding of the tax consequences of the Transaction to you.

Q:	Is the Transaction taxable to me?

A:	Under U.S. tax law, holders of shares of Transocean-Cayman generally will not recognize gain or loss on the exchange of such shares for shares of Transocean-Switzerland in the Transaction. Under Swiss tax law, no tax is due for non-Swiss holders of Transocean-Cayman shares on the exchange of Transocean-Cayman shares for Transocean-Switzerland shares in the Transaction.

Q:	Is the Transaction a taxable transaction for any of Transocean-Cayman, Transocean-Switzerland or Transocean-Acquisition?

A:	No. The Transaction is not a taxable transaction for any of Transocean-Cayman, Transocean-Switzerland or Transocean-Acquisition.

Q:	Will there be Swiss withholding tax on future share repurchases, if any, by Transocean-Switzerland?

A:	Under present Swiss tax law, repurchases of shares for the purposes of capital reduction are treated as a partial liquidation subject to 35% Swiss withholding tax. The repurchase of shares for purposes other than capital reduction, such as to retain as treasury shares for use in connection with stock incentive plans, convertible debt or other instruments within certain periods, will generally not be subject to Swiss withholding tax. In addition, for shares repurchased for capital reduction, the portion of the repurchase price attributable to the par value of the shares repurchased will not be subject to the Swiss withholding tax. Beginning on January 1, 2011, subject to the adoption of implementing regulations and amendments to Swiss corporate law, the portion of the repurchase price attributable to the qualifying additional paid-in capital for Swiss statutory reporting purposes of the shares repurchased will also not be subject to the Swiss withholding tax. Upon completion of the Transaction, we expect Transocean-Switzerland to have a par value and qualifying additional paid-in capital for Swiss statutory reporting purposes, such that the combination of the two should approximate the market capitalization of Transocean-Cayman immediately prior to the completion of the Transaction.

In most instances, Swiss companies listed on the SIX Swiss Exchange, or SIX (formerly the SWX Swiss Exchange, or SWX), carry out share repurchase programs through a “second trading line” on the SIX. Swiss institutional investors typically purchase shares from shareholders on the open market and then sell the shares on this second trading line back to the company. The Swiss institutional investors are generally able to receive a full refund of the withholding tax. Due to, among other things, the time delay between the sale to the company and the institutional investors’ receipt of the refund, the price companies pay to repurchase their shares has historically been slightly higher (but less than 1.0%) than the price of such companies’ shares in ordinary trading on the SIX first trading line.

We do not expect to be able to use the SIX second trading line process to repurchase our shares because we do not intend to list our shares on the SIX. We do, however, intend to follow an alternative process whereby we expect to be able to repurchase our shares in a manner that should allow Swiss institutional market participants selling the shares to us to receive a refund of the Swiss withholding tax and, therefore, accomplish the same purpose as share repurchases on the second trading line at substantially the same cost to us and such market participants as share repurchases on a second trading line.

Q:	Will there be Swiss withholding tax on future dividends, if any, by Transocean-Switzerland?

A:	A Swiss withholding tax of 35% is due on dividends and similar distributions to Transocean-Switzerland shareholders from Transocean-Switzerland, regardless of the place of residency of the shareholder, subject to the exceptions discussed below. Transocean-Switzerland will be required to withhold at such rate and remit on a net basis any payments made to a holder of Transocean-Switzerland shares and pay such withheld amounts to the Swiss federal tax authorities.

Under present Swiss tax law, distributions to shareholders in relation to a reduction of par value are exempt from Swiss withholding tax. Beginning on January 1, 2011, subject to the adoption of implementing regulations and amendments to Swiss corporate law, distributions to shareholders out of qualifying additional paid-in capital for Swiss statutory purposes will be exempt from the Swiss withholding tax. Upon completion of the Transaction, we expect Transocean-Switzerland to have a par value and qualifying additional paid-in capital per share for Swiss statutory reporting purposes, such that the combination of the two should approximate the market capitalization of Transocean-Cayman immediately prior to the completion of the Transaction. Assuming (1) the Transaction became effective on June 30, 2008, (2) a price of $63.94 per ordinary share of Transocean-Cayman (which was the closing price of the Transocean-Cayman ordinary shares reported on the New York Stock Exchange on October 27, 2008), (3) a par value of 22.00 Swiss francs per Transocean-Switzerland share, (4) the issuance of an assumed 4,545 Formation Shares and (5) a foreign exchange rate of 1.16784 Swiss francs to $1.00 (the rate on October 27, 2008), the aggregate amount of par value and qualifying additional paid-in capital of Transocean-Switzerland’s outstanding shares would be $6.3 billion and $14.1 billion, respectively, after the completion of the Transaction. Assuming the price of Transocean-Cayman’s ordinary shares were $10.00 higher than the closing price on October 27, 2008, the aggregate amount of par value and qualifying additional paid-in capital would increase by $860 million and $2.3 billion, respectively. Conversely, assuming the price of Transocean-Cayman’s ordinary shares were $10.00 lower than the closing price on October 27, 2008, the aggregate amount of par value and qualifying additional paid-in capital would decrease by $1.1 billion and $2.0 billion, respectively. For each $10.00 that the price of Transocean-Cayman ordinary shares is higher than $85.63 per share, the aggregate par value would remain unchanged and the aggregate qualifying additional paid-in capital would increase by $3.2 billion. As of October 27, 2008, a Transocean-Cayman ordinary share price of $85.63 would result in a par value of 30.00 Swiss francs per Transocean-Switzerland share, which is the maximum par value that the Transocean-Switzerland shares would have upon completion of the Transaction. Consequently, Transocean-Switzerland expects that a substantial amount of any potential future distributions may be exempt from Swiss withholding tax.

Q:	What is qualifying additional paid-in capital?

A:

Under Swiss statutory reporting requirements, qualifying additional paid-in capital per share represents the amount by which the issue price of a share exceeds its par value. Following approval by shareholders of a reclassification of qualifying additional paid-in capital as freely distributable reserves, qualifying additional paid-in capital may, subject to the restrictions described under “Description of Transocean-Switzerland Shares—Dividends” and “Description of Transocean-Switzerland Shares—Repurchases of Registered Shares,” be returned to shareholders, including through dividends and share repurchases. Beginning on January 1, 2011, subject to the adoption of implementing regulations and amendments to Swiss corporate law, distributions to shareholders out of qualifying additional paid-in capital should be exempt from Swiss withholding tax. Currently, only distributions in relation to a reduction of par value are exempt from Swiss withholding tax. Please note that qualifying additional paid-in capital for Transocean-Switzerland’s statutory reporting purposes will not be the same as additional paid-in capital reflected on Transocean-Switzerland’s consolidated financial statements prepared in accordance with U.S. GAAP.

Q:	How will qualifying additional paid-in capital for Swiss statutory reporting purposes be determined?

A:	Qualifying additional paid-in capital in our Swiss statutory parent company financial statements will represent the issue price of Transocean-Switzerland shares less their aggregate par value. This issue price will be determined based on the market price of Transocean-Cayman shares immediately prior to the effective time of the Transaction. As a result of the Transaction, qualifying additional paid-in capital will represent the market capitalization of Transocean-Cayman immediately prior to the effective time of the Transaction less the aggregate par value of the Transocean-Switzerland issued shares (including the Treasury Shares and the Formation Shares). The following table presents shareholders’ equity, as adjusted, in accordance with Swiss statutory reporting requirements as if the Transaction had occurred on June 30, 2008 (assuming a Transocean-Cayman share price of $63.94 and a foreign exchange rate of 1.16784 Swiss francs to $1.00, the closing market price and foreign exchange rate on October 27, 2008, and a par value of 22.00 Swiss francs per Transocean-Switzerland share) (in millions, except share and per share amounts):

At June 30, 2008
Shareholders’ equity:
Shares, 22.00 Swiss francs par value, 335,049,359 issued(a)	$6,312
Qualifying additional paid-in capital	14,088
Special reserves(b)	—
Retained earnings	—

Total shareholders’ equity	$20,400

(a)	Shares issued includes (1) 319,044,814 shares outstanding at June 30, 2008, (2) 16 million shares to be issued to and held by Transocean-Cayman in connection with the Transaction and (3) 4,545 Formation Shares representing the share capital issued to Transocean-Cayman in connection with the formation of Transocean-Switzerland, assuming a par value of 22.00 Swiss francs per Transocean-Switzerland share. The actual par value per Transocean-Switzerland share after the completion of the Transaction will be equal to the lesser of (A) 30.00 Swiss francs and (B) 30 percent of the closing price of a Transocean-Cayman ordinary share on the New York Stock Exchange immediately prior to the effective time of the Transaction, converted into Swiss francs and rounded down to the nearest whole number. If the actual par value of the Transocean-Switzerland shares is less than or greater than 22.00 Swiss francs per share, the actual number of Formation Shares will increase or decrease, respectively.

(b)	Special reserves, in the amount of 100,000 Swiss francs, representing the purchase price paid by Transocean-Cayman to acquire the shares of Transocean-Switzerland issued to Transocean-Cayman in connection with Transocean-Switzerland’s initial incorporation (equal to the aggregate par value of Transocean-Switzerland’s shares, without giving effect to the Transaction).

See “Unaudited Summary Pro Forma Financial Information” for a pro forma presentation of Transocean-Switzerland’s shareholders’ equity under U.S. GAAP.

Q:	When do you expect the Transaction to be completed?

A:	We are working towards completing the Transaction as quickly as possible and, assuming the Transaction is approved by the requisite shareholder vote and by the Grand Court of the Cayman Islands, we expect to do so as soon as practicable following approval from the Grand Court of the Cayman Islands. We currently expect to complete the Transaction in late 2008. See Annex E for an expected timetable. However, the Transaction may be abandoned or delayed for any reason by our board of directors at any time prior to the Transaction becoming effective, even though the Transaction may have been approved by our shareholders and all conditions to the Transaction may have been satisfied.

Q:	What will I receive for my Transocean-Cayman shares?

A:	After the Transaction, you will hold one Transocean-Switzerland share for each Transocean-Cayman share you held immediately prior to the completion of the Transaction.

Q:	Do I have to take any action to exchange my Transocean-Cayman shares?

A:	No. Your Transocean-Cayman ordinary shares will be exchanged for Transocean-Switzerland shares without any action on your part. All of Transocean-Cayman’s ordinary shares are issued in uncertificated book-entry form. All of Transocean-Switzerland’s shares will also be issued in uncertificated book-entry form.

Q:	Can I trade Transocean-Cayman shares between the date of this proxy statement and the effective time of the Transaction?

A:	Yes. The Transocean-Cayman shares will continue to trade during this period.

Q:	After the Transaction, where can I trade Transocean-Switzerland shares?

A:	The Transocean-Switzerland shares will be listed and traded on the New York Stock Exchange under the symbol “RIG,” the same symbol under which your shares are currently listed.

Q:	What vote of Transocean-Cayman shareholders is required to approve the proposals?

A:	The affirmative vote of a majority in number of the holders of the Transocean-Cayman ordinary shares present and voting at the meeting, whether in person or by proxy, representing 75% or more in value of the ordinary shares present and voting at the meeting, whether in person or by proxy, is required to approve the Transaction. The affirmative vote of holders of at least a majority of the Transocean-Cayman ordinary shares present in person or by proxy at the meeting and entitled to vote on the matter is required to approve the adjournment proposal. Please see “The Shareholders Meeting—Record Date; Voting Rights; Vote Required for Approval.”

Q:	What vote does my board of directors recommend?

A:	The Transocean-Cayman board of directors unanimously recommends that Transocean-Cayman’s shareholders vote “FOR” both of the proposals.

Q:	What should I do now to vote?

A:	The meeting will take place on December 8, 2008. After carefully reading and considering the information contained in this proxy statement and the documents incorporated by reference, please indicate on the enclosed proxy card how you want to vote. Submit your proxy by following the instructions on the enclosed proxy card as soon as possible, so that your shares may be represented at the meeting.

Q:	May I submit my proxy by the Internet or telephone?

A:	Yes. Instead of submitting your vote by mail on the enclosed proxy card, you may give your voting instruction by the Internet or telephone. Shareholders of record who do not hold their shares through a bank, broker or nominee may grant a proxy to vote on the Internet at http://www.eproxy.com/rig or by telephone by calling the number listed on the proxy card. Please have your proxy card in hand when calling or going online. If you hold your shares in the name of a bank, broker or other nominee, you should follow the instructions provided by your bank, broker or nominee when voting your shares.

Q:	What if I plan to attend the shareholder meeting in person?

A:	We recommend that you submit your proxy anyway. If you are a holder of record, you may still attend the shareholder meeting and vote in person.

Q:	If my shares are held in “street name” by my broker, will my broker vote my shares for me?

A:	No. We recommend that you contact your broker. Your broker can give you directions on how to instruct the broker to vote your shares. Your broker may not be able to vote your shares unless the broker receives appropriate instructions from you.

Q:	Can I change my vote after I grant my proxy?

A:	Yes. You can change your vote at any time before your proxy is voted at the meeting. You may revoke your proxy any time prior to its exercise by:

•	giving written notice of the revocation to the Corporate Secretary of Transocean-Cayman;

•	appearing at the meeting, notifying the Corporate Secretary of Transocean-Cayman and voting in person;

•	revoking the proxy by telephone or the Internet; or

•	properly completing and executing a later-dated proxy and delivering it to the Corporate Secretary of Transocean-Cayman at or before the meeting.

However, your attendance alone will not revoke your proxy.

If you have instructed a broker to vote your shares, you must follow the procedure provided by your broker to change those instructions.

Q:	Are proxy materials available on the Internet?

A:	Yes.

Important Notice Regarding the Availability of Proxy Materials for the Shareholders Meeting to be Held on December 8, 2008.

Our Proxy Statement is available at http://www.deepwater.com/proxymaterials.cfm

Q:	Whom should I call if I have questions about the meeting or the Redomestication?

A:	You should contact either of the following:

Transocean-Cayman:

Gregory S. Panagos

Vice President, Investor Relations

Transocean Inc.

4 Greenway Plaza

Houston, Texas 77046

Fax: (713) 232-7001

Phone: (713) 232-7500

the proxy solicitor:

D. F. King & Co., Inc.

48 Wall Street, 22nd Floor

New York, New York 10005

Fax: (212) 809-8839

Phone: (212) 269-5550

or toll-free (800) 967-7635

SUMMARY

This summary highlights selected information from this proxy statement. It does not contain all of the information that is important to you. To understand the Redomestication more fully, and for a more complete legal description of the Transaction, you should read carefully the entire proxy statement, including the annexes. The Agreement and Plan of Merger and the Schemes of Arrangement attached as Annex A and Annex B to this proxy statement, respectively, are the legal documents that govern the Transaction. The articles of association and organizational regulations of Transocean-Switzerland, attached as Annex F and Annex G to this proxy statement, respectively, will govern our company after the completion of the Transaction. We encourage you to read those documents. Unless otherwise indicated, currency amounts in this proxy statement are stated in United States dollars.

Parties to the Transaction

Transocean-Cayman. Transocean-Cayman is a leading international provider of offshore contract drilling services for oil and gas wells. As of October 31, 2008, we owned, had partial ownership interests in or operated 137 mobile offshore drilling units. As of this date, our fleet included 39 High-Specification Floaters (Ultra-Deepwater, Deepwater and Harsh Environment semisubmersibles and drillships), 29 Midwater Floaters, 10 High-Specification Jackups, 55 Standard Jackups and four Other Rigs. In addition, we had ten Ultra-Deepwater Floaters contracted for or under construction.

We believe our mobile offshore drilling fleet is one of the most modern and versatile fleets in the world. Our primary business is to contract these drilling rigs, related equipment and work crews primarily on a dayrate basis to drill oil and gas wells. We specialize in technically demanding segments of the offshore drilling business with a particular focus on deepwater and harsh environment drilling services. We also provide oil and gas drilling management services on either a dayrate basis or a completed-project, fixed-price (or “turnkey”) basis, as well as drilling engineering and drilling project management services, and we participate in oil and gas exploration and production activities.

Transocean-Switzerland. Transocean-Switzerland is a newly formed Swiss corporation and is currently wholly owned by Transocean-Cayman. Transocean-Switzerland has only nominal assets and capitalization and has not engaged in any business or other activities other than in connection with its formation and the Transaction. As a result of the Transaction, Transocean-Switzerland will become the parent holding company of the Transocean group, including Transocean-Cayman.

Transocean-Acquisition. Transocean-Acquisition is a company newly organized under the laws of the Cayman Islands for the purpose of merging with Transocean-Cayman in the Transaction, with Transocean-Cayman as the surviving corporation. Transocean-Acquisition is a direct, wholly-owned subsidiary of Transocean-Switzerland. Transocean-Acquisition has only nominal assets and capitalization and has not engaged in any business or other activities other than in connection with its formation and the Transaction.

The principal executive offices of Transocean-Cayman and Transocean-Acquisition are located at 4 Greenway Plaza, Houston, Texas 77046 and at 70 Harbour Drive, Grand Cayman, KY1-1003, Cayman Islands. The telephone number of each party at the U.S. address is (713) 232-7500 and at the Cayman Islands address is (345) 745-4500. The principal executive offices of Transocean-Switzerland are currently located at Transocean Ltd., c/o Reichlin & Hess Rechtsanwälte, Hofstrasse 1A, 6300 Zug, Switzerland, and the telephone number at that address is +41-(0)41-729-1070. The principal executive offices of Transocean-Switzerland are expected to be relocated to Geneva, Switzerland following the completion of the Transaction.

The Redomestication (see page 23)

The Transaction will effectively change our place of incorporation from the Cayman Islands to Zug, Switzerland. In connection with the Transaction, we also plan to relocate our principal executive offices from the Cayman Islands and Houston, Texas to Geneva, Switzerland. Initially, we expect 14 of our officers, including our Chief Executive Officer, will be relocated to our new principal executive offices, along with related support staff. We refer to the Transaction and the relocation of our principal executive offices together as the “Redomestication.”

The Transaction involves several steps. First, we have formed Transocean-Switzerland. Transocean-Switzerland, in turn, has formed Transocean-Acquisition. Following the shareholders meeting and a hearing of the Grand Court of the Cayman Islands on December 16, 2008, assuming we have obtained the necessary shareholder and court approvals, Transocean-Acquisition will merge with Transocean-Cayman by way of Schemes of Arrangement, with Transocean-Cayman as the surviving company. In the Transaction, Transocean-Switzerland will issue one share of Transocean-Switzerland in exchange for each share of Transocean-Cayman. Also, Transocean-Switzerland will issue an additional 16 million of its shares (the “Treasury Shares”) to Transocean-Cayman in the Transaction for future use to satisfy Transocean-Switzerland’s obligations to deliver shares in connection with awards granted under our incentive plans, warrants or other rights to acquire shares of Transocean-Switzerland. Transocean-Switzerland will assume Transocean-Cayman’s existing obligation to deliver shares under such incentive plans, warrants or other rights. As a result of the Transaction, Transocean-Cayman will become a direct, wholly-owned subsidiary of Transocean-Switzerland.

After the Transaction, you will continue to own an interest in a parent company that will continue to conduct the same business operations as conducted by Transocean-Cayman before the Transaction. The number of shares you will own in Transocean-Switzerland will be the same as the number of shares you owned in Transocean-Cayman immediately prior to the Transaction, and your relative economic interest in the Transocean group will remain unchanged.

The completion of the Transaction will change the governing law that applies to shareholders of our parent company from Cayman Islands law to Swiss law. There are differences between Cayman Islands law and Swiss law. See “Comparison of Rights of Shareholders” for a summary of some of these differences.

Upon completion of the Redomestication, we will remain subject to the U.S. Securities and Exchange Commission (“SEC”) reporting requirements, the mandates of the Sarbanes-Oxley Act and the applicable corporate governance rules of the New York Stock Exchange, and we will continue to report our financial results in U.S. dollars and under U.S. generally accepted accounting principles (“U.S. GAAP”).

The Transaction will be effected pursuant to the Agreement and Plan of Merger and the Schemes of Arrangement, which are the legal documents that govern the Transaction. Copies of those documents are attached to and are a part of this proxy statement as Annex A and Annex B, respectively.

We anticipate that the Transaction will become effective as soon as practicable following approval of the Grand Court of the Cayman Islands at the hearing on December 16, 2008, upon our filing of the court order sanctioning the Transaction with the Cayman Islands registrar of companies.

Reasons for the Redomestication (see page 23)

Our planned change of our place of incorporation from the Cayman Islands to Switzerland and relocation of our principal executive offices to Geneva, Switzerland will establish a corporate headquarters that is more centrally located within our area of worldwide operations, will locate Transocean in a country with a stable and developed tax regime, and should improve our ability to maintain a competitive worldwide effective corporate tax rate.

Tax Considerations (see page 33)

Under U.S. tax law, holders of shares of Transocean-Cayman generally will not recognize gain or loss on the exchange of such shares for shares of Transocean-Switzerland in the Transaction. Under Swiss tax law, no tax is due for non-Swiss holders of Transocean-Cayman shares on the exchange of Transocean-Cayman shares for Transocean-Switzerland shares in the Transaction. Please refer to “Material Tax Considerations” for a description of the material U.S. federal income tax and Swiss tax consequences of the Transaction to Transocean-Cayman shareholders. Determining the actual tax consequences of the Transaction to you may be complex and will depend on your specific situation. You are urged to consult your tax adviser for a full understanding of the tax consequences of the Transaction to you.

Rights of Shareholders (see page 55)

Many of the principal attributes of Transocean-Cayman’s ordinary shares and Transocean-Switzerland’s registered shares will be similar. However, there are differences between your rights under Swiss law and under Cayman Islands law. In addition, there are differences between Transocean-Cayman’s memorandum and articles of association and Transocean-Switzerland’s proposed articles of association and organizational regulations. We discuss these differences in detail under “Description of Transocean-Switzerland Shares” and “Comparison of Rights of Shareholders.” Copies of Transocean-Switzerland’s proposed articles of association and organizational regulations (the latter being analogous to bylaws) are attached as Annex F and Annex G to this proxy statement, respectively.

Stock Exchange Listing (see page 30)

Immediately following the Transaction, the shares of Transocean-Switzerland will be listed on the New York Stock Exchange under the symbol “RIG,” the same symbol under which the Transocean-Cayman ordinary shares are currently listed.

Court Approval of the Transaction (see page 26)

The Transaction cannot be completed without the approval of the Grand Court of the Cayman Islands. Subject to shareholders of Transocean-Cayman approving the Transaction, a Grand Court hearing will be required to seek the sanction of the Transaction. At the hearing, the Grand Court may impose such conditions as it deems appropriate in relation to the Transaction but may not impose any material changes without the joint consent of Transocean-Cayman, Transocean-Switzerland and Transocean-Acquisition. In determining whether to exercise its discretion and approve the Transaction, the Grand Court will determine, among other things, whether the Schemes of Arrangement might reasonably be approved by the shareholders of Transocean-Cayman.

Market Price and Dividend Information (see page 83)

On October 9, 2008, the last trading day before the public announcement of the Transaction, the closing price of the Transocean-Cayman ordinary shares on the New York Stock Exchange was $77.67 per share. On October 30, 2008, the most recent practicable date before the date of this proxy statement, the closing price of the Transocean-Cayman ordinary shares was $79.63 per share.

No Appraisal Rights (see page 30)

Under Cayman Islands law, the shareholders of Transocean-Cayman do not have any right to an appraisal of the value of their shares or payment for them in connection with the Transaction.

Accounting Treatment of the Transaction (see page 31)

Under U.S. GAAP, the Transaction represents a transaction between entities under common control. Assets and liabilities transferred between entities under common control are accounted for at cost. Accordingly, the assets and liabilities of Transocean-Switzerland will be reflected at their carrying amounts in the accounts of Transocean-Cayman at the effective time of the Transaction.

Shareholders Meeting (see page 77)

Time, Place, Date and Purpose. The shareholders meeting will be held on December 8, 2008 at 3:00 p.m., Bahamas time, at the Sheraton Nassau Beach Resort in Nassau, Bahamas. At the meeting, Transocean-Cayman’s board of directors will ask the shareholders to vote to approve:

•

the Transaction, which will be effected by the Schemes of Arrangement, in connection with the Agreement and Plan of Merger, pursuant to which Transocean-Cayman would merge with Transocean-Acquisition, and each outstanding ordinary share of Transocean-Cayman would be exchanged for one share of Transocean-Switzerland;

•	a motion to adjourn the meeting to a later date to solicit additional proxies if there are insufficient votes at the time of the meeting to approve the Transaction; and

•	any other matters that properly come before the meeting and any adjournments or postponements of the meeting.

Record Date. Only holders of record of Transocean-Cayman ordinary shares on October 27, 2008 are entitled to notice of and to vote at the meeting or any adjournment or postponement of the meeting.

Quorum. There is no formal quorum requirement for a meeting of shareholders convened to consider the terms of a scheme of arrangement under Cayman Islands law. Nonetheless, we will not petition the Grand Court of the Cayman Islands to sanction the Transaction unless shareholders holding a majority of the outstanding Transocean-Cayman ordinary shares are present in person or by proxy at the meeting of shareholders (or any adjournments of the meeting of shareholders), which number of shareholders would constitute a quorum for most purposes under Transocean-Cayman’s articles of association. Abstentions and “broker non-votes” will be counted as present for purposes of determining whether there is a quorum in respect of the proposals.

Recommendation of the Board of Directors

The Transocean-Cayman board of directors unanimously recommends that Transocean-Cayman’s shareholders vote “FOR” the Transaction. The Transocean-Cayman board of directors also unanimously recommends that Transocean-Cayman’s shareholders vote “FOR” the adjournment proposal, which is not a condition to the Transaction.

Required Vote (see page 29)

The Transaction requires the affirmative vote of a majority in number of the holders of the Transocean-Cayman ordinary shares present and voting on the proposal at the meeting, whether in person or by proxy, representing 75% or more in value of the ordinary shares present and voting on the proposal at the meeting, whether in person or by proxy. The affirmative vote of holders of at least a majority of the Transocean-Cayman ordinary shares present in person or by proxy at the meeting and entitled to vote on the matter is required to approve the adjournment proposal. See “The Shareholders Meeting—Record Date; Voting Rights; Vote Required for Approval.”

Proxies (see page 78)

General. A proxy card is being sent to each shareholder as of the record date. If you properly received a proxy card, you may grant a proxy to vote on the proposals by marking your proxy card appropriately, executing it in the space provided, dating it and returning it to us. If you hold your shares in the name of a bank, broker or other nominee, you should follow the instructions provided by your bank, broker or nominee when voting your shares. If you have timely submitted a properly executed proxy card or provided your voting instructions by telephone or on the Internet and clearly indicated your votes, your shares will be voted as indicated.

Revocation. You may revoke your proxy card at any time prior to its exercise by:

•	giving written notice of the revocation to the Corporate Secretary of Transocean-Cayman;

•	appearing at the meeting, notifying the Corporate Secretary of Transocean-Cayman and voting in person;

•	voting again by telephone or the Internet; or

•	properly completing and executing a later-dated proxy and delivering it to the Corporate Secretary of Transocean-Cayman at or before the meeting.

However, your attendance alone will not revoke your proxy.

Selected Historical Financial Data

The following table presents selected consolidated financial data for Transocean-Cayman. We derived the statement of operations data for each of the years in the five-year period ended December 31, 2007, and the balance sheet data as of December 31, 2007, 2006, 2005, 2004 and 2003, from Transocean-Cayman’s audited consolidated financial statements. We derived the statement of operations data for the six months ended June 30, 2008 and 2007, and the balance sheet data as of June 30, 2008 and 2007, from Transocean-Cayman’s unaudited interim consolidated financial statements. We prepared the unaudited interim consolidated financial statements on the same basis as the audited consolidated financial statements and included all adjustments, consisting of normal recurring adjustments, that we consider necessary for a fair presentation of Transocean-Cayman’s financial position and results of operations for the unaudited interim periods. The historical financial information may not be indicative of Transocean-Switzerland’s future performance. Results of operations for the six months ended June 30, 2008 may not be indicative of the results of operations that may be achieved for the entire year. The data should be read in conjunction with the sections entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operations” included in Transocean-Cayman’s Annual Report on Form 10-K for the year ended December 31, 2007, and in Transocean-Cayman’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2008, and Transocean-Cayman’s financial statements, related notes and other financial information incorporated by reference in this proxy statement.

We have included no data for Transocean-Switzerland or Transocean-Acquisition because those entities were not in existence during any of the periods shown below.

	Six months ended June 30,		Years ended December 31,
	2008	2007	2007(a)	2006	2005(b)	2004(c)	2003
	(In millions, except per share data and percentages)
Statement of operations data:
Operating revenues	$6,212	$2,762	$6,377	$3,882	$2,892	$2,614	$2,434
Operating income	2,890	1,333	3,239	1,641	720	328	240
Net income(d)	2,296	1,102	3,131	1,385	716	152	19
Basic earnings per share(e)	$7.22	$5.45	$14.65	$6.32	$3.13	$0.68	$0.08
Diluted earnings per share(e)	$7.15	$5.24	$14.14	$6.10	$3.03	$0.67	$0.08

Balance sheet data (at end of period):
Total assets	$34,477	$12,149	$34,364	$11,476	$10,457	$10,758	$11,663
Debt due within one year	2,145	18	6,172	95	400	19	46
Long-term debt	13,134	3,046	11,085	3,203	1,197	2,462	3,612
Total shareholders’ equity	14,965	7,478	12,566	6,836	7,982	7,393	7,193

Other financial data:
Cash provided by operating activities	$2,493	$1,261	$3,073	$1,237	$864	$600	$525
Cash provided by (used in) investing activities	(845)	(717)	(5,677)	(415)	169	551	(445)
Cash provided by (used in) financing activities	(1,913)	(566)	3,378	(800)	(1,039)	(1,174)	(820)
Capital expenditures(f)	1,189	755	1,380	876	182	127	494
Operating margin	47%	48%	51%	42%	25%	13%	10%

(a)

In November 2007, Transocean-Cayman completed its merger with GlobalSantaFe Corporation (“GlobalSantaFe”) and identified Transocean-Cayman as the acquirer in a purchase business combination for accounting purposes. Transocean-Cayman issued approximately 108 million ordinary shares and paid an aggregate amount of $5 billion in cash to GlobalSantaFe shareholders in connection with the merger. The balance sheet data as of December 31, 2007 represents the consolidated statement of financial position of the combined company. The statement of operations and other financial data for the year ended December 31, 2007 include approximately one month of operating results and cash flows for the combined company.

Immediately prior to its merger with GlobalSantaFe, Transocean-Cayman reclassified each of its outstanding ordinary shares by way of a scheme of arrangement under Cayman Islands law, which was accounted for as a reverse stock split and a dividend. As a result of the reclassification, each of Transocean-Cayman’s outstanding ordinary shares was exchanged for 0.6996 Transocean-Cayman ordinary shares and $33.03 in cash, which amounted to approximately $10 billion in the aggregate.

In connection with its reclassification of ordinary shares and its merger with GlobalSantaFe, Transocean-Cayman financed the payments to Transocean-Cayman and GlobalSantaFe shareholders with borrowings under a $15 billion bridge loan facility.

(b)	In May 2005 and June 2005, respectively, Transocean-Cayman completed a public offering and a sale of TODCO common stock pursuant to Rule 144 under the Securities Act (respectively referred to as the “May Offering” and the “June Sale”). After the May Offering, Transocean-Cayman accounted for its remaining investment using the cost method of accounting. As a result of the June Sale, Transocean-Cayman no longer owns any shares of TODCO’s common stock. Transocean-Cayman recorded a gain of $165 million in 2005 related to the disposition of TODCO shares.

(c)	Transocean-Cayman consolidated TODCO in its financial statements as a business segment through December 16, 2004, and that portion of TODCO that Transocean-Cayman did not own was reported as minority interest in its consolidated statements of operations and balance sheet. As a result of the conversion of the TODCO class B common stock into class A common stock, Transocean-Cayman’s ownership and voting interest declined to approximately 22% on that date, and Transocean-Cayman no longer consolidated TODCO in its financial statements but accounted for its remaining investment using the equity method of accounting until the May Offering. Transocean-Cayman recorded a gain of $142 million, net of $167 million of non-cash charges, in 2004 related to the disposition of TODCO shares.

(d)	Net income for the year ended December 31, 2003 includes a gain of $1 million resulting from the cumulative effect of an accounting change with no effect on basic or diluted earnings per share.

(e)	Per share amounts for all periods have been adjusted for the reclassification of Transocean-Cayman’s ordinary shares on November 27, 2007. The reclassification was accounted for as a reverse stock split and a dividend, which requires restatement of historical weighted-average shares outstanding and historical earnings per share for prior periods.

(f)	Capital expenditures are also included in “Cash provided by (used in) investing activities.”

Unaudited Summary Pro Forma Financial Information

Pro forma financial statements for Transocean-Switzerland are not presented in this proxy statement because no significant pro forma adjustments are required to be made to the historical condensed consolidated statement of operations and balance sheet of Transocean-Cayman for the six months ended and as of June 30, 2008 and to the historical consolidated statement of operations of Transocean-Cayman for the year ended December 31, 2007. Those financial statements are included in Transocean-Cayman’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2008 and in its Annual Report on Form 10-K for the year ended December 31, 2007.

As a result of the Transaction, the par value of our shares will increase and cause a corresponding reduction of our additional paid-in capital. The following unaudited summary pro forma financial information presents our consolidated shareholders’ equity as of June 30, 2008, actual, and as adjusted, assuming the Transaction had been completed on June 30, 2008. The pro forma adjustment reflects the completion of the Transaction, including the increase in par value and the corresponding decrease in additional paid-in capital assuming a par value of 30.00 Swiss francs per Transocean-Switzerland share and a foreign exchange rate of 1.0190 Swiss francs to $1.00 effective on June 30, 2008. You should read this table in conjunction with Transocean-Cayman’s unaudited interim condensed consolidated financial statements and the notes thereto, which are incorporated by reference in this proxy statement.

	At June 30, 2008
	Actual	As Adjusted
	(In millions, except share and per share amounts)
Shareholders’ equity:
Shares, $0.01 par value, 800,000,000 authorized, 319,044,814 issued and outstanding, actual; and 30.00 Swiss francs par value, 502,572,221 authorized, 167,524,074 conditionally authorized, 335,048,147 issued and 319,044,814 outstanding, as adjusted(a)	$3	$9,393
Additional paid-in capital(b)	10,907	1,517
Retained earnings	4,102	4,102
Accumulated other comprehensive loss	(47)	(47)

Total shareholders’ equity	$14,965	$14,965

(a)	Shares issued, as adjusted, includes (1) 319,044,814 shares outstanding at June 30, 2008, (2) 16 million shares to be issued to and held by Transocean-Cayman in connection with the Transaction and (3) 3,333 Formation Shares representing the share capital issued to Transocean-Cayman in connection with the formation of Transocean-Switzerland, assuming a par value of 30.00 Swiss francs per Transocean-Switzerland share. Shares outstanding, as adjusted, are presented net of the shares described in clauses (2) and (3). The actual par value per Transocean-Switzerland share after the completion of the Transaction will be equal to the lesser of (A) 30.00 Swiss francs and (B) 30 percent of the closing price of a Transocean-Cayman ordinary share on the New York Stock Exchange immediately prior to the effective time of the Transaction, converted into Swiss francs and rounded down to the nearest whole number. If the actual par value of the Transocean-Switzerland shares is less than or greater than 30.00 Swiss francs per share, the actual number of Formation Shares will increase or decrease, respectively.

(b)	Additional paid-in capital is presented in the table in accordance with U.S. GAAP and is different from qualifying additional paid-in capital presented in our Swiss statutory parent company financial statements. As a result of the Transaction, qualifying additional paid-in capital will represent the amount by which the aggregate market value of the shares of Transocean-Switzerland, determined immediately prior to the effective time of the Transaction, exceeds the aggregate par value of such shares. See “Questions and Answers About the Redomestication—How will qualifying additional paid-in capital for Swiss statutory purposes be determined?” for a discussion of shareholders’ equity under Swiss statutory reporting requirements.

Transaction costs incurred in connection with the Redomestication are not expected to be material and are expensed as incurred.

RISK FACTORS

Before you decide how to vote on the Transaction, you should consider carefully the following risk factors, in addition to the other information contained in this proxy statement and the documents incorporated by reference, including, without limitation, our Annual Report on Form 10-K for the year ended December 31, 2007, our Quarterly Reports on Form 10-Q for the quarters ended March 31, 2008 and June 30, 2008 and subsequent filings with the SEC.

The anticipated benefits of moving our principal executive offices to Switzerland may not be realized, and difficulties in connection with moving our principal executive offices could have an adverse effect on us.

In connection with the Redomestication, we plan to relocate our principal executive offices from the Cayman Islands and Houston, Texas to Geneva, Switzerland. Initially we expect that 14 of our officers, including our Chief Executive Officer, will be located at our new principal executive offices, along with related support staff. We may face significant challenges in relocating our executive offices to a different country, including difficulties in retaining and attracting officers, key personnel and other employees and challenges in maintaining principal executive offices in a country different from the country where other employees, including corporate support staff, are located. Employees may be uncertain about their future roles within our organization pending or following the completion of the Redomestication. Management may also be required to devote substantial time to the Redomestication and related matters, which could otherwise be devoted to focusing on ongoing business operations and other initiatives and opportunities. In addition, we may not realize the benefits we anticipate from the Redomestication, including the benefit of moving to a location that is more centrally located within our area of worldwide operations. See “The Redomestication—Background and Reasons for the Redomestication.” Any such difficulties could have an adverse effect on our business, results of operations or financial condition.

Your rights as a shareholder will change as a result of the Transaction.

Because of differences between Swiss law and Cayman Islands law and differences between the governing documents of Transocean-Switzerland and Transocean-Cayman, your rights as a shareholder will change if the Transaction is completed. For a description of these differences, see “Comparison of Rights of Shareholders.”

The market for the Transocean-Switzerland shares may differ from the market for the Transocean-Cayman shares, and Transocean-Switzerland’s shares may be removed as a component of the Standard & Poor’s 500 Index and other indices or certain other funds.

We intend to list the Transocean-Switzerland shares on the New York Stock Exchange under the symbol “RIG,” the same trading symbol as the Transocean-Cayman shares. The market price, trading volume or volatility of the Transocean-Switzerland shares could be different than those of the Transocean-Cayman shares.

Transocean-Cayman’s ordinary shares are currently a component of the Standard & Poor’s 500 Index and other indices. S&P has considered Transocean-Cayman and a number of other “offshore registered companies” domestic companies for purposes of inclusion in the S&P 500. S&P may decide to remove Transocean-Switzerland’s shares as a component of the S&P 500, and, while we are uncertain as to when S&P will make its determination, this determination may not be made until after the shareholders meeting. S&P has removed the shares of another offshore registered company that has recently redomesticated from the Cayman Islands to Switzerland. Similar issues could arise with respect to whether Transocean-Switzerland’s shares will continue to be included as a component in other indices or funds that may impose a variety of qualifications that could be affected by the Redomestication. If Transocean-Switzerland’s shares are removed as a component of the S&P 500 or other indices or no longer meet the qualifications of such funds, institutional investors attempting to track the performance of the S&P 500 or such other indices or the funds that impose those qualifications would likely sell their shares, which could adversely affect the price of the Transocean-Switzerland shares. Any such adverse impact on the price of the Transocean-Switzerland shares could be magnified by the current heightened volatility in the financial markets.

As a result of the higher par value of the Transocean-Switzerland shares, Transocean-Switzerland will have less flexibility than Transocean-Cayman with respect to certain aspects of capital management.

Upon the completion of the Transaction, the par value per Transocean-Switzerland share will be equal to the lesser of (1) 30.00 Swiss francs and (2) 30 percent of the closing price of a Transocean-Cayman ordinary share on the New York Stock Exchange immediately prior to the effective time of the Transaction, converted into Swiss francs and rounded down to the nearest whole number. The par value of Transocean-Cayman’s ordinary shares is $0.01 per share. Under Swiss law, Transocean-Switzerland generally may not issue its shares below par value. Based on the closing price of Transocean-Cayman’s ordinary shares on the New York Stock Exchange on October 27, 2008 and a foreign exchange rate of 1.16784 Swiss francs to $1.00 effective on October 27, 2008, the par value of the Transocean-Switzerland shares would have been 22.00 Swiss francs per share. This par value is equivalent to $18.84 based on a foreign exchange rate of 1.16784 Swiss francs to $1.00 on such date. In the event Transocean-Switzerland needs to raise common equity capital at a time when the trading price of its shares is below the par value of the shares, Transocean-Switzerland will need to obtain approval of shareholders to decrease the par value of its shares or issue another class of shares with a lower par value. We cannot assure you that Transocean-Switzerland would be able to obtain such shareholder approval. In addition, obtaining shareholder approval would require filing a proxy statement with the SEC and convening a meeting of shareholders, which would delay any capital raising plans. Furthermore, any reduction in par value would decrease Transocean-Switzerland’s par value available for future repayment of share capital not subject to Swiss withholding tax. See “—Transocean-Switzerland may not be able to make distributions or repurchase shares without subjecting you to Swiss withholding tax.”

As a result of increased shareholder approval requirements, Transocean-Switzerland will have less flexibility than Transocean-Cayman with respect to certain aspects of capital management.

Under Cayman Islands law, Transocean-Cayman’s directors may issue, without shareholder approval, any ordinary shares authorized in Transocean-Cayman’s memorandum of association that are not issued or reserved. Cayman Islands law also provides substantial flexibility in establishing the terms of preferred shares. In addition, Transocean-Cayman’s board of directors has the right, subject to statutory limitations, to declare and pay dividends on Transocean-Cayman’s ordinary shares without a shareholder vote. Swiss law allows Transocean-Switzerland’s shareholders to authorize share capital that can be issued by the board of directors without shareholder approval, but this authorization is limited to 50% of the existing registered share capital and must be renewed by the shareholders every two years. Additionally, subject to specified exceptions, Swiss law grants preemptive rights to existing shareholders to subscribe for new issuances of shares. Swiss law also does not provide as much flexibility in the various terms that can attach to different classes of shares. Swiss law also reserves for approval by shareholders many corporate actions over which Transocean-Cayman’s board of directors currently has authority. For example, dividends must be approved by shareholders. While we do not believe that the differences between Cayman Islands law and Swiss law relating to our capital management will have an adverse effect on us, we cannot assure you that situations will not arise where such flexibility would have provided substantial benefits to our shareholders.

The Redomestication will result in additional costs to us, some of which will be incurred whether or not the Redomestication is completed.

The completion of the Redomestication will result in an increase in some of our ongoing expenses and require us to incur some new expenses. Some costs, including those related to employees in our Swiss offices and holding board meetings in Switzerland, are expected to be higher than would be the case if our principal executive offices were not relocated to Switzerland. We also expect to incur new expenses, including the addition of professional fees to comply with Swiss corporate and tax laws. In addition, we will incur certain transaction costs in connection with the Redomestication whether or not the Redomestication is completed. The Redomestication may also result in indirect costs by diverting attention of management and employees from our business and therefore increasing administrative costs and expenses.

Transocean-Switzerland may not be able to make distributions or repurchase shares without subjecting you to Swiss withholding tax.

If Transocean-Switzerland is not successful in its efforts to make distributions, if any, through a reduction of par value or, after January 1, 2011, pay dividends, if any, out of qualifying additional paid-in capital, then any dividends paid by Transocean-Switzerland will generally be subject to a Swiss federal withholding tax at a rate of 35%. The withholding tax must be withheld from the gross distribution and paid to the Swiss Federal Tax Administration. Dividends, if any, paid on Transocean-Cayman’s shares are not currently subject to withholding tax in the Cayman Islands. A U.S. holder that qualifies for benefits under the Convention between the United States of America and the Swiss Confederation for the Avoidance of Double Taxation with Respect to Taxes on Income, which we refer to as the “U.S.-Swiss Treaty,” may apply for a refund of the tax withheld in excess of the 15% treaty rate (or for a full refund in case of qualified pension funds). Payment of a capital distribution in the form of a par value reduction is not subject to Swiss withholding tax. However, there can be no assurance that Transocean-Switzerland’s shareholders will approve a reduction in par value, that Transocean-Switzerland will be able to meet the other legal requirements for a reduction in par value, or that Swiss withholding rules will not be changed in the future. In addition, over the long term, the amount of par value available for Transocean-Switzerland to use for par value reductions will be limited. If Transocean-Switzerland is unable to make a distribution through a reduction in par value or, after January 1, 2011, pay a dividend out of qualifying additional paid-in capital, Transocean-Switzerland may not be able to make distributions without subjecting you to Swiss withholding taxes.

Under present Swiss tax law, repurchases of shares for the purposes of capital reduction are treated as a partial liquidation subject to 35% Swiss withholding tax on the difference between the par value and the repurchase price. Transocean-Switzerland may follow a share repurchase process for future share repurchases, if any, similar to a “second trading line” on the SIX in which Swiss institutional investors sell shares to us and are generally able to receive a refund of the Swiss withholding tax. However, if Transocean-Switzerland is unable to use this process successfully, Transocean-Switzerland may not be able to repurchase shares for the purposes of capital reduction without subjecting you to Swiss withholding taxes. Please see “Material Tax Considerations—Swiss Tax Considerations—Consequences to Shareholders of Transocean-Switzerland Subsequent to the Transaction—Repurchases of Shares.”

The Redomestication may not allow us to maintain a competitive worldwide effective corporate tax rate.

We believe that the Redomestication should improve our ability to maintain a competitive worldwide effective corporate tax rate. We cannot give any assurance as to what our effective tax rate will be after the Redomestication, however, because of, among other things, uncertainty regarding future dayrates, where our rigs might be operating and the tax policies of the jurisdictions where we operate. Our actual effective tax rate may vary from this expectation and that variance may be material. Additionally, the tax laws of Switzerland and other jurisdictions could change in the future, and such changes could cause a material change in our effective tax rate.

CAUTIONARY INFORMATION REGARDING FORWARD-LOOKING STATEMENTS

This proxy statement and the documents incorporated by reference in this proxy statement contain both historical and forward-looking statements. All statements other than statements of historical fact are, or may be deemed to be, forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements include the information concerning possible or assumed future results of operations of Transocean, including statements about the following subjects:

•     benefits, effects or results of the Redomestication,

•     operations and results after the Redomestication,

•     business strategies,

•     expected financial position,

•     expected results of operations,

•     future cash flows,

•     dividends, share repurchases and other distributions,

•     plans and objectives of management,

•     timing and timeline of the Transaction,

•     tax treatment of the Transaction,

•     accounting treatment of the Transaction,

•     transaction-related expenses,

•     performance of contracts,

•     outcomes of legal proceedings,

•     compliance with applicable laws,

•     adequacy of insurance, and

•     any other statements regarding future growth, future cash needs, future operations, business plans and future financial results, and any other statements that are not historical facts.

Forward-looking statements in this proxy statement are identifiable by use of the following words and other similar expressions, among others:

• “anticipate,”	• “may,”

• “believe,”	• “might,”

• “budget,”	• “plan,”

• “could,”	• “predict,”

• “estimate,”	• “project,”

• “expect,”	• “schedule,” and

• “forecast,”	• “should.”

• “intend,”

The following factors could affect our future results of operations and could cause those results to differ materially from those expressed in the forward-looking statements included in this proxy statement or incorporated by reference:

•	an inability to realize expected benefits from the Redomestication or the occurrence of difficulties in connection with the Redomestication;

•	any unanticipated costs in connection with the Redomestication;

•

an inability to obtain waivers under or amendments to our five-year revolving credit facility and term loan facility from our lenders in connection with the Transaction, or an inability to enter into a new 364-day revolving credit facility;

•	worldwide demand for oil and gas;

•	oil and gas prices;

•	the level of activity in offshore oil and gas exploration, development and production;

•	exploration success by producers;

•	competition and market conditions in the offshore contract drilling industry;

•	the ability to enter into and the terms of future drilling contracts;

•	delay or cost overruns on construction projects;

•	drilling contracts may be terminated due to a number of events, including many beyond our control;

•	risks of international operations and compliance with foreign laws;

•	compliance with or breach of environmental laws;

•	work stoppages by shipyard workers;

•	delays in construction projects, which in some cases may trigger the drilling contract customer’s right to terminate the drilling contract for the unit under construction;

•	risks inherent in turnkey contracts;

•	the availability of qualified personnel;

•	labor relations and wage negotiations with unions;

•	operating hazards;

•	political and other uncertainties inherent in non-U.S. operations, including exchange and currency fluctuations;

•	compliance with the Foreign Corrupt Practices Act;

•	the impact of governmental laws and regulations;

•	the adequacy of sources of liquidity;

•	the availability of adequate insurance at a reasonable cost and risks of uninsured or self-insured losses;

•	changes in the tax laws;

•	the effect of litigation and contingencies; and

•	fluctuations in the value of Transocean shares.

The above factors are in addition to those factors discussed:

•	under “Risk Factors” and the “Background and Reasons for the Redomestication” subsection under “The Redomestication” and elsewhere in this proxy statement; and

•

in the documents that we incorporate by reference into this proxy statement, including in the “Risk Factors” section of our Annual Report on Form 10-K for the year ended December 31, 2007 and our Quarterly Reports on Form 10-Q for the quarters ended March 31, 2008 and June 30, 2008, and subsequent SEC filings.

All subsequent written and oral forward-looking statements attributable to us or to persons acting on our behalf are expressly qualified in their entirety by reference to these risks and uncertainties. You should not place undue reliance on forward-looking statements. Each forward-looking statement speaks only as of the date of the particular statement, and we do not undertake any obligation to publicly update or revise any forward-looking statements except as required by law.

THE REDOMESTICATION

The board of directors has unanimously approved and recommends that you approve the Transaction. The Transaction involves several steps. First, we have formed Transocean-Switzerland. Transocean-Switzerland, in turn, has formed Transocean-Acquisition. Following the shareholders meeting to be held on December 8, 2008 and a hearing of the Grand Court of the Cayman Islands scheduled for December 16, 2008, assuming we have obtained the necessary shareholder and court approvals, Transocean-Acquisition will merge with Transocean-Cayman by way of Schemes of Arrangement under Cayman Islands law, with Transocean-Cayman as the surviving company. As a result of the Transaction, Transocean-Cayman will become a direct, wholly-owned subsidiary of Transocean-Switzerland. The Transaction will be effected pursuant to the Agreement and Plan of Merger and the Schemes of Arrangement, which are the legal documents that govern the Transaction. Copies of those documents are attached to and are a part of this proxy statement as Annex A and Annex B, respectively. We encourage you to read those documents carefully.

In the Transaction, Transocean-Switzerland will issue one share of Transocean-Switzerland in exchange for each share of Transocean-Cayman, plus an additional 16 million Treasury Shares that Transocean-Switzerland will issue to Transocean-Cayman in the Transaction for future use to satisfy Transocean-Switzerland’s obligations to deliver shares in connection with awards granted under our incentive plans, warrants or other rights to acquire shares of Transocean-Switzerland. Transocean-Switzerland will assume Transocean-Cayman’s existing obligation to deliver shares under such incentive plans, warrants or other rights. After the Transaction, you will continue to own an interest in a parent company that will continue to conduct the same business operations as conducted by Transocean-Cayman before the Transaction. The number of shares you will own will be the same as the number of shares you owned in Transocean-Cayman immediately prior to the Transaction, and your relative economic interest in the Transocean group will remain unchanged. Immediately after the Transaction, Transocean-Switzerland will have outstanding the number of shares as there were outstanding shares of Transocean-Cayman immediately before the Transaction, plus (1) the Treasury Shares and (2) the Formation Shares. As of October 27, 2008, the record date for the shareholders meeting, there were 319,188,240 ordinary shares of Transocean-Cayman outstanding. For a description of the shares of Transocean-Switzerland, see “Description of Transocean-Switzerland Shares.”

In connection with the Transaction, we also plan to relocate our principal executive offices from the Cayman Islands and Houston, Texas to Geneva, Switzerland. Initially, we expect that 14 of our officers, including our Chief Executive Officer, will be relocated to our new principal executive offices, along with related support staff. We refer to the Transaction and the relocation of our principal executive offices together as the “Redomestication.”

Background and Reasons for the Redomestication

Our business is primarily conducted outside of the United States. Our revenues from non-U.S. operations were 81% in 2007, 79% in 2006 and 78% in 2005.

The location of our fleet of mobile offshore drilling units, excluding our four Other Rigs, at October 31, 2008 was:

Number of Units	Location	Number of Units	Location
19	Far East	6	Other African countries
18	U.K. North Sea	5	Norway
17	Middle East	3	Caspian Sea
13	U.S. Gulf of Mexico	3	Mediterranean
12	India	2	Trinidad
12	Nigeria	1	Australia
11	Angola	1	Canada
10	Brazil

We also maintain offices, land bases and other facilities outside the U.S. in Grand Cayman, Cayman Islands; Luanda and Cabinda, Angola; Baku, Azerbaijan; Saint Michael, Barbados; Douala, Cameroon; Cairo, Egypt; Bata and Malabo, Equatorial Guinea; Courbevoie, France; Port Gentil, Gabon; Ravenna, Italy; Budapest and Ujlengyel, Hungary; Abidjan, Ivory Coast; Lagos and Port Harcourt, Nigeria; Stavanger, Norway; Doha, Qatar; Aberdeen, Scotland; Perth, Australia; Mumbai, India; Balikpapan and Jakarta, Indonesia; Kuala Lumpur and Miri, Malaysia; Manila, Philippines; Singapore; Okpo, South Korea; Bangkok, Thailand; Vung Tau City and Ho Chi Minh City, Vietnam; Macaé and Rio de Janeiro, Brazil; St. John’s, Newfoundland, Canada; and St. Clair, Trinidad.

Approximately 80% of our employees are located outside the United States, and our workforce represents more than 80 different nationalities.

Our planned change of our place of incorporation from the Cayman Islands to Switzerland and relocation of our principal executive offices to Geneva, Switzerland will establish a corporate headquarters that is more centrally located within our area of worldwide operations, will locate Transocean in a country with a stable and developed tax regime, and should improve our ability to maintain a competitive worldwide effective corporate tax rate. In particular, we believe:

•

Switzerland is more centrally located than our current executive offices to our worldwide operations, in terms of both time zone overlap and travel time. We expect that relocating our executive team to a more central location will permit them to coordinate and interact with worldwide operations during their normal business hours. Thus, the relocation will allow us to better support our worldwide operations and improve executive oversight of these operations.

•

A growing part of our business is located in international offshore areas such as West Africa, the North Sea, the Middle East, India and the Far East. We expect that a substantial portion of our future growth will continue to come from these areas. The Redomestication is intended to position our company to further benefit from these growth opportunities and allow our management to more effectively implement our global strategy and increase our focus on customer development in these areas by positioning our headquarters closer to these areas.

•

Switzerland has numerous tax treaties with many taxing jurisdictions throughout the world. The Cayman Islands has no tax treaties. Switzerland has a developed and stable tax regime. The Cayman Islands generally has no system of direct taxation. We believe that the Redomestication will improve our global tax position and substantially lower our tax risk related to possible tax legislation changes, possible changes in tax treaties and disputes with tax authorities. As such, we believe the Redomestication will improve our ability to maintain a competitive worldwide effective corporate tax rate.

•

It is important to the effective execution of our global strategy to be a multinational company. Currently we have six different nationalities represented in our officer group and over 80 in our global workforce. Geneva is considered one of the most multinational cities in the world, being the location of the headquarters or key offices of the United Nations and many international nongovernmental organizations and companies. We believe that, over time, our relocation to Geneva will enhance our continued progress towards being a multinational company.

In addition to the potential benefits described above, the Redomestication will expose Transocean and its shareholders to some risks. Please see the discussion under “Risk Factors.” Our board of directors has considered both the potential advantages of the Redomestication and these risks and has unanimously approved the Transaction and recommended that the shareholders vote for the Transaction. We cannot assure you, however, that the anticipated benefits of the Redomestication will be realized.

The Agreement and Plan of Merger

There are several steps to the Transaction:

•	Transocean-Cayman has formed Transocean-Switzerland, which, in turn, has formed Transocean-Acquisition;

•

following the shareholders meeting and a hearing of the Grand Court of the Cayman Islands on December 16, 2008, assuming we have obtained the necessary shareholder and court approvals, Transocean-Acquisition will merge with Transocean-Cayman by way of Schemes of Arrangement, with Transocean-Cayman surviving as a direct, wholly-owned subsidiary of Transocean-Switzerland; and

•

in the Transaction, each Transocean-Cayman ordinary share will be exchanged for one share of Transocean-Switzerland. In addition, Transocean-Switzerland will issue 16 million Treasury Shares to Transocean-Cayman for future use to satisfy Transocean-Switzerland’s obligation to deliver shares in connection with awards granted under our incentive plans, warrants or other rights to acquire shares of Transocean-Switzerland. Transocean-Switzerland will assume Transocean-Cayman’s existing obligation to deliver shares under such incentive plans, warrants or other rights.

Additional Agreement

Transocean-Switzerland and Transocean-Acquisition will indemnify the executive officers and directors of Transocean-Cayman and its subsidiaries and will maintain directors’ and officers’ liability insurance for those executive officers and directors for six years after the effective time of the Transaction.

Amendment or Termination

The Agreement and Plan of Merger may be amended, modified or supplemented at any time before or after its adoption by the shareholders of Transocean-Cayman. However, after adoption, no amendment, modification or supplement may be made or effected that requires further approval by Transocean-Cayman shareholders without obtaining that approval.

On October 31, 2008, Transocean-Cayman, Transocean-Switzerland and Transocean-Acquisition amended the Agreement and Plan of Merger to provide that, upon the completion of the Transaction, the par value per Transocean-Switzerland share will be equal to the lesser of (1) 30.00 Swiss francs and (2) 30 percent of the closing price of a Transocean-Cayman ordinary share on the New York Stock Exchange immediately prior to the effective time of the Transaction, converted into Swiss francs and rounded down to the nearest whole number. Unless otherwise indicated, in this proxy statement we have assumed a par value of 22.00 Swiss francs per Transocean-Switzerland share upon completion of the Transaction, which is equal to 30 percent of $63.94, the closing price of the Transocean-Cayman ordinary shares reported on the New York Stock Exchange on October 27, 2008, converted into Swiss francs at a foreign exchange rate of 1.16784 Swiss francs to $1.00 effective on October 27, 2008 and rounded down to the nearest whole number.

The board of directors of Transocean-Cayman may terminate the Agreement and Plan of Merger and abandon the Transaction at any time prior to its effectiveness without obtaining the approval of Transocean-Cayman shareholders.

Conditions to Consummation of the Transaction

The Transaction will not be completed unless, among other things, the following conditions are satisfied or, if allowed by law, waived:

•	the Transaction is approved by the requisite vote of shareholders of Transocean-Cayman;

•	none of the parties to the Agreement and Plan of Merger is subject to any governmental decree, order or injunction that prohibits the consummation of the Transaction;

•

the Transocean-Switzerland registered shares to be issued pursuant to the Transaction and the articles of association of Transocean-Switzerland, in the form attached as Annex F to this proxy statement, are registered with the commercial register in the Canton of Zug, Switzerland;

•

the requisite court orders sanctioning the Transaction shall have been obtained from the Grand Court of the Cayman Islands and filed with the Registrar of Companies of the Cayman Islands and are effective;

•	the Transocean-Switzerland shares to be issued pursuant to the Transaction are authorized for listing on the New York Stock Exchange, subject to official notice of issuance;

•

Transocean receives an opinion from Baker Botts L.L.P., in form and substance reasonably satisfactory to it, confirming, as of the effective date of the Transaction, the matters discussed under “Material Tax Considerations—U.S. Federal Income Tax Considerations”; and

•

Transocean receives an opinion from PricewaterhouseCoopers AG, in form and substance reasonably satisfactory to it, confirming, as of the effective date of the Transaction, the matters discussed under “Material Tax Considerations—Swiss Tax Considerations.”

Transocean-Cayman is a party to certain credit agreements that require waivers from third-party lenders prior to implementation of the Transaction. See “—Credit Facilities” for more information.

Court Approval of the Transaction

Pursuant to sections 86 and 87 of the Cayman Islands Companies Law (as amended) (the “Companies Law”), the Transaction requires court approval in the Cayman Islands. This requires Transocean-Cayman and Transocean-Acquisition to file separate petitions (the “Petitions”) and summonses for directions with the Grand Court of the Cayman Islands (the “Grand Court”). Prior to the mailing of this proxy statement, Transocean-Cayman obtained directions from the Grand Court providing for the convening of a Transocean-Cayman shareholders meeting and other procedural matters regarding the meeting and the Grand Court proceeding, including a date upon which the Grand Court will hear the Petitions. A copy of the Grand Court’s directions is attached as Annex C. Subject to shareholders of Transocean-Cayman approving the Transaction with the vote required by the Companies Law, a subsequent Grand Court hearing will be required to hear the Petitions and seek the sanction of the Transaction (the “Sanction Hearing”). At the Sanction Hearing, the Grand Court may impose such conditions as it deems appropriate in relation to the Transaction but may not impose any material changes without the joint consent of Transocean-Cayman, Transocean-Switzerland and Transocean-Acquisition. In determining whether to exercise its discretion and approve the Transaction, the Grand Court will determine, among other things, whether the Schemes of Arrangement might reasonably be approved by the shareholders of Transocean-Cayman. If you are a shareholder who wishes to appear or be represented and present evidence or arguments at the Sanction Hearing, you may appear if you have voted at the shareholders meeting or the Grand Court is satisfied that you have a substantial economic interest in the Transaction. In addition, the Grand Court has wide discretion to hear from interested parties. Transocean has agreed that it will not object to the participation by any shareholder in the Grand Court hearing on the grounds that such person does not have a substantial economic interest in the relevant shares. See “The Shareholders Meeting” for more information. In accordance with its terms, the Transaction will become effective as soon as a copy of the Order of the Grand Court sanctioning the Transaction has been delivered to the Registrar of Companies in the Cayman Islands as required by section 86(3) of the Companies Law. See “—Conditions to Consummation of the Transaction” for more information on these conditions.

The Schemes of Arrangement, which would effect the Transaction, are attached as Annex B to this proxy statement and set forth the specific terms of the Transaction. At the shareholders meeting, Transocean-Cayman shareholders will be asked to approve the Schemes of Arrangement. If the shareholders approve the Schemes of Arrangement, then Transocean-Cayman and Transocean-Acquisition will ask the Grand Court to sanction the Schemes of Arrangement. We encourage you to read the Schemes of Arrangement documents in their entirety for a complete description of their terms and conditions.

Once the Transaction is effective, the Grand Court will have exclusive jurisdiction to hear and determine any suit, action or proceeding and to settle any dispute which arises out of or is connected with the terms of the Schemes of Arrangement or their implementation or out of any action taken or omitted to be taken under the Schemes of Arrangement or in connection with the administration of the Schemes of Arrangement. A shareholder who wishes to enforce any rights under the Schemes of Arrangement after such time must notify Transocean-Cayman in writing of its intention at least five business days prior to commencing a new proceeding. After the effective time of the Transaction, no shareholder may commence a proceeding against Transocean-Switzerland or Transocean-Cayman in respect of or arising from the Schemes of Arrangement except to enforce its rights under a scheme where a party has failed to perform its obligations under the scheme.

When under any provision of the Schemes of Arrangement after the effective time of the Transaction a matter is to be determined by Transocean-Cayman, then Transocean-Cayman will have discretion to interpret those matters under the Schemes of Arrangement in a manner that it considers fair and reasonable, and its decisions will be binding on all concerned.

Transocean-Cayman may consent to any modification of the Schemes of Arrangement on behalf of the shareholders which the Grand Court may think fit to approve or impose.

Federal Securities Law Consequences; Resale Restrictions

The issuance of Transocean-Switzerland shares to Transocean-Cayman’s shareholders in connection with the Transaction will not be registered under the Securities Act of 1933 (the “Securities Act”). Section 3(a)(10) of the Securities Act exempts securities issued in exchange for one or more outstanding securities from the general requirement of registration where the terms and conditions of the issuance and exchange of such securities have been approved by any court of competent jurisdiction, after a hearing upon the fairness of the terms and conditions of the issuance and exchange at which all persons to whom such securities will be issued have a right to appear and to whom adequate notice of the hearing has been given. In determining whether it is appropriate to convene the shareholder scheme meeting convened pursuant to its directions, the Grand Court will consider whether the terms and conditions of the Transaction are fair. The Grand Court has fixed the date for the hearing of the applications to approve the Transaction at December 16, 2008, at the courthouse in George Town, Grand Cayman, Cayman Islands. The Transocean-Switzerland shares issued to Transocean-Cayman shareholders in connection with the Transaction will be freely transferable, except for restrictions applicable to certain “affiliates” of Transocean-Cayman under the Securities Act, as follows:

•

Persons who were not affiliates of Transocean-Cayman at the date of the Transaction and have not been affiliates within 90 days prior to such date will be permitted to sell any Transocean-Switzerland shares received in the Transaction without regard to Rule 144 under the Securities Act.

•

Persons who were affiliates of Transocean-Cayman at the date of the Transaction or were affiliates within 90 days prior to such date will be permitted to resell any Transocean-Switzerland shares they receive pursuant to the Transaction in the manner permitted by Rule 144. In computing the holding period of the Transocean-Switzerland shares for the purposes of Rule 144(d), such persons will be permitted to “tack” the holding period of their Transocean-Cayman shares held prior to the effective time of the Transaction.

Persons who may be deemed to be affiliates of Transocean-Cayman and Transocean-Switzerland for these purposes generally include individuals or entities that control, are controlled by, or are under common control with, Transocean-Cayman and Transocean-Switzerland, and would not include shareholders who are not executive officers, directors or significant shareholders of Transocean-Cayman and Transocean-Switzerland.

The Agreement and Plan of Merger requires Transocean-Cayman to prepare and deliver to Transocean-Switzerland a list that identifies all persons whom Transocean-Cayman believes may be deemed to be affiliates prior to the completion of the Transaction. Transocean-Cayman is also required, pursuant to the Agreement and Plan of Merger, to use its commercially reasonable best efforts to cause each person whom it identifies on the list as a potential affiliate to deliver, at or prior to the completion of the Transaction, a written agreement that the affiliate will not sell, pledge, transfer or otherwise dispose of any of the Transocean-Switzerland shares issued to the affiliate pursuant to the Transaction unless the sale, pledge, transfer or other disposition meets one of the following criteria:

•	it is made pursuant to an effective registration statement filed under the Securities Act;

•	it is in compliance with Rule 144; or

•	in the opinion of counsel, it is otherwise exempt from the registration requirements of the Securities Act.

Transocean-Cayman has not filed a registration statement with the SEC covering any resales of the Transocean-Switzerland shares to be received by Transocean-Cayman’s shareholders in the Transaction.

Effective Time

If the Transaction is approved by the requisite shareholder vote and by the Grand Court of the Cayman Islands, we anticipate that the Transaction will become effective as soon as practicable following approval of the Grand Court of the Cayman Islands at the hearing scheduled for December 16, 2008, upon our filing of the court order sanctioning the Transaction with the Cayman Islands Registrar of Companies. We currently expect to complete the Transaction in late 2008.

In the event the conditions to the Transaction are not satisfied, the Transaction may be abandoned or delayed, even after approval by our shareholders. In addition, the Transaction may be abandoned or delayed for any reason by our board of directors at any time prior to the Transaction becoming effective, even though the Transaction may have been adopted by our shareholders and all conditions to the Transaction may have been satisfied.

Management of Transocean-Switzerland

When the Transaction is completed, the executive officers and directors of Transocean-Cayman immediately prior to the completion of the Transaction are expected to be the executive officers and directors of Transocean-Switzerland. Transocean-Switzerland’s articles of association provide for the same classified board of directors as Transocean-Cayman currently has, and Transocean-Cayman’s directors will carry their terms of office over to the Transocean-Switzerland board of directors.

One of the directors of Transocean-Cayman, Kristian Siem, is a resident of Switzerland and may be unable to serve as a director of Transocean-Switzerland after the Redomestication without adverse personal tax consequences resulting from particular circumstances relating to his Swiss residency permit. We are seeking rulings from the Swiss tax authorities with respect to these matters, but, if our efforts are unsuccessful, we expect that Mr. Siem would resign as a director of Transocean-Cayman prior to the completion of the Transaction. If Mr. Siem resigns, Transocean-Cayman will file a Current Report on Form 8-K to disclose the resignation. In the event of such a resignation, Mr. Siem’s director and Finance and Benefits Committee member positions could either be filled in accordance with the terms of the Transocean-Cayman articles of association or could remain vacant. In the event of any vacancy, we may consider whether the three classes of the board should be adjusted to more equally distribute the members among the classes.

Interests of Certain Persons in the Redomestication

You should be aware that some of our executive officers have interests in the Redomestication that are different from, or in addition to, the interests of our other shareholders.

We expect to initially provide each of our executive officers who relocates to our principal executive offices in Switzerland the following allowances and reimbursements in connection with the Redomestication:

•

a relocation package for such executive officer that includes, among other things, a lump sum relocation allowance equal to $30,000; temporary housing in Switzerland for up to six months; and standard outbound services, including a “house hunting” trip, tax preparation and financial planning services, home sales assistance, shipment of personal effects and other relocation costs;

•	a housing allowance of 11,000 to 14,000 Swiss francs per month, for five years;

•	a car allowance of 1,000 Swiss francs per month, for five years;

•	a cost of living allowance of 15% of base pay, for five years, capped at a maximum of $75,000 per year;

•	reimbursement or payment of school fees for eligible dependents under age 19; and

•

a home leave allowance equivalent to a full-fare economy round-trip ticket for the employee, spouse and qualifying dependents back to their point of origin which, on average, equates to approximately $21,000 per year per executive and will continue for five years.

The amounts presented above are expected to be reviewed on an annual basis and may be adjusted accordingly based on market conditions. We estimate that, for 2009, assuming each of these executive officers is relocated to Switzerland on January 1, 2009, these amounts will total approximately $239,000 for Robert Long, $324,000 for Gregory Cauthen, $378,000 for Steven Newman, $279,000 for Eric Brown, $294,000 for Arnaud Bobillier and $336,000 for Robert Saltiel, based on current currency exchange rates. Because the actual date that each such executive officer relocates will vary, the actual amounts may vary significantly from these estimates.

We will provide tax equalization to the executive officers on the U.S. payroll so that their tax liability will be equal to their “stay at home” tax liability with respect to their base salary, annual bonus and incentive plan awards. Non-U.S. employees may choose, as an alternative to this U.S. tax equalization program, to be personally responsible for Swiss taxes on their base salary, annual bonus and incentive plan awards. The allowances and reimbursements outlined above would be grossed up to cover Swiss taxes and social security payments. Each of the executive officers will be fully reimbursed for any obligation such officer may have to pay Swiss wealth tax. We estimate that, for 2009, assuming each of these executive officers is relocated to Switzerland on January 1, 2009, the aggregate tax equalization payments will total approximately $1,286,000 for Mr. Long, $346,000 for Mr. Cauthen, $471,000 for Mr. Newman, $339,000 for Mr. Brown, $203,000 for Mr. Bobillier and $256,000 for Mr. Saltiel, based on current currency exchange rates. The estimate for Mr. Bobillier, who is not on the U.S. payroll, assumes that he elects to participate in the U.S. tax equalization program. These amounts are only estimates for illustrative purposes, and the actual amount provided will differ based on the value of the bonuses and incentive plan awards received, the applicable effective tax rates, the timing of relocation, financial planning opportunities and other factors. These amounts have been estimated using a share price of $63.94 (the closing price on October 27, 2008) and incentive plan awards outstanding as of such date.

Required Vote; Board Recommendation

The Transaction requires the affirmative vote of a majority in number of the holders of the Transocean-Cayman ordinary shares present and voting on the proposal at the meeting, whether in person or by proxy, representing 75% or more in value of the ordinary shares present and voting on the proposal at the meeting, whether in person or by proxy. The adjournment proposal requires the affirmative vote of holders of at least a majority of the Transocean-Cayman shares present in person or by proxy at the meeting and entitled to vote on the matter. See “The Meeting—Record Date; Voting Rights; Vote Required for Approval.” Our board of directors has unanimously approved the Transaction and recommends that shareholders vote “FOR” approval of both of the proposals.

Regulatory Matters

We are not aware of any other governmental approvals or actions that are required to complete the Transaction other than compliance with U.S. federal and state securities laws and Cayman Islands and Swiss corporate law.

No Appraisal Rights

Under Cayman Islands law, none of the shareholders of Transocean-Cayman has any right to an appraisal of the value of their shares or payment for them in connection with the Transaction.

No Action Required to Exchange Shares

At the effective time of the Transaction, your Transocean-Cayman ordinary shares will be exchanged for Transocean-Switzerland shares without any action on your part. All of Transocean-Cayman’s ordinary shares are issued in uncertificated book-entry form. All of Transocean-Switzerland’s shares will also be issued in uncertificated book-entry form.

Dividend Policy

Transocean does not generally pay cash dividends. Any future declaration and payment of any cash dividends by Transocean-Switzerland following the completion of the Transaction will:

•	depend upon its results of operations, financial condition, cash requirements and other relevant factors;

•	be subject to shareholder approval;

•	be subject to restrictions contained in our credit facilities and other debt covenants; and

•	be subject to restrictions on dividends imposed by Swiss law.

For a description of restrictions on dividends imposed by Swiss law, see “Description of Transocean-Switzerland Shares—Dividends,” “—Repurchases of Registered Shares” and “Material Tax Considerations—Swiss Tax Considerations—Consequences to Shareholders of Transocean-Switzerland Subsequent to the Transaction.”

Share Compensation Plans

If the Transaction is completed, Transocean-Switzerland will adopt and assume Transocean-Cayman’s long-term incentive plan and other employee benefit plans and arrangements, and those plans and arrangements will be amended as necessary to give effect to the Transaction, including to provide (1) that shares of Transocean-Switzerland will be issued, held, available or used to measure benefits as appropriate under the plans and arrangements, in lieu of shares of Transocean-Cayman, including upon exercise of any options or share appreciation rights issued under those plans and arrangements; and (2) for the appropriate substitution of Transocean-Switzerland for Transocean-Cayman in those plans and arrangements. Shareholder approval of the Transaction will also constitute shareholder approval of these amendments and the adoption and assumption of the plans and arrangements by Transocean-Switzerland.

Stock Exchange Listing

Transocean-Cayman’s ordinary shares are currently listed on the New York Stock Exchange. There is currently no established public trading market for the shares of Transocean-Switzerland. We intend to make application so that, immediately following the Transaction, the shares of Transocean-Switzerland will be listed on the New York Stock Exchange under the symbol “RIG,” the same symbol under which the Transocean-Cayman ordinary shares are currently listed.

Accounting Treatment of the Transaction

Under U.S. GAAP, the Transaction represents a transaction between entities under common control. Assets and liabilities transferred between entities under common control are accounted for at cost. Accordingly, the assets and liabilities of Transocean-Switzerland will be reflected at their carrying amounts in the accounts of Transocean-Cayman at the effective time of the Transaction.

Treatment of Convertible Debt

If the Transaction is completed, Transocean-Cayman and Transocean-Switzerland will enter into a supplemental indenture to the indenture governing Transocean-Cayman’s 1.625% Series A Convertible Senior Notes due 2037, 1.50% Series B Convertible Senior Notes due 2037 and 1.50% Series C Convertible Senior Notes due 2037 (the “Convertible Notes”) with the trustee under such indenture that provides for the issuance of Transocean-Switzerland shares upon the conversion of the Convertible Notes, instead of Transocean-Cayman ordinary shares.

Treatment of Warrants

If the Transaction is completed, Transocean-Cayman and Transocean-Switzerland will enter into a supplement to the warrant agreement for the warrants to purchase Transocean-Cayman ordinary shares that provides for the delivery of Transocean-Switzerland shares upon the exercise of the warrants, instead of Transocean-Cayman ordinary shares.

Guarantees

If the Transaction is completed, Transocean-Switzerland will guarantee the obligations of Transocean-Cayman under:

•

the indenture governing Transocean-Cayman’s 6.625% Notes due April 2011, 5% Notes due February 2013, 7.375% Senior Notes due April 2018, 8% Debentures due April 2027, 7.45% Notes due April 2027, 7% Senior Notes due June 2028 and 7.5% Notes due April 2031;

•	the indenture governing the Convertible Notes and Transocean-Cayman’s 5.25% Senior Notes due March 2013, 6.00% Senior Notes due March 2018 and 6.80% Senior Notes due March 2038; and

•	the bank credit agreements governing Transocean-Cayman’s 364-day revolving credit facility, 5-year revolving credit facility and term loan facility.

Credit Facilities

Upon the completion of the Transaction, a “change of control” of Transocean-Cayman constituting an event of default may be deemed to have occurred under the terms of the bank credit agreements governing Transocean-Cayman’s 364-day revolving credit facility, five-year revolving credit facility and term loan facility. These agreements require acceleration of the borrowings under the facilities upon an event of default. As of September 30, 2008, borrowings of $0, $415 million and $2.0 billion were outstanding under the 364-day revolving credit facility, five-year revolving credit facility and term loan facility, respectively. We are seeking waivers under or amendments to the five-year revolving credit facility and the term loan facility from our lenders in connection with the Transaction, although we may not be able to obtain any or all of the waivers or amendments. The current heightened volatility in the credit markets may make it more difficult and costly for us to obtain these waivers or amendments. The failure to obtain some or all of these waivers or amendments could have an adverse effect on our ability to complete the Transaction or on our business, results of operations or financial condition after the completion of the Transaction. If we are successful in obtaining these waivers or amendments, we expect that our interest expense under the existing credit facilities will increase. We also expect Transocean-Cayman will enter into a new 364-day revolving credit facility to replace the current 364-day revolving credit facility, which expires in December 2008, prior to the completion of the Transaction. However, Transocean-Cayman may not be able to enter into a new 364-day revolving credit facility.

Effect of the Redomestication on Potential Future Status as a Foreign Private Issuer

Upon completion of the Redomestication, we will remain subject to SEC reporting requirements, the mandates of the Sarbanes-Oxley Act and the corporate governance rules of the New York Stock Exchange, and we will continue to report our financial results in U.S. dollars and under U.S. GAAP.

We do not currently believe that Transocean-Switzerland will qualify as a “foreign private issuer” within the meaning of the rules promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), upon completion of the Redomestication. The definition of a “foreign private issuer” has two parts—one based on a company’s percentage of U.S. resident shareholders and the other on its business contacts with the U.S. An organization incorporated under the laws of a foreign country qualifies as a foreign private issuer if either part of the definition is satisfied. We do not expect to qualify as a foreign private issuer under the shareholder test because we currently expect that more than 50% of Transocean-Switzerland’s outstanding voting securities will continue to be held by U.S. residents after the completion of the Redomestication. However, under the business contacts test, if it were the case after the Redomestication that (1) more than 50% of Transocean-Switzerland’s assets were located outside the United States, (2) Transocean-Switzerland’s business was not administered principally in the U.S. and (3) a majority of Transocean-Switzerland’s executive officers and directors were neither U.S. citizens nor U.S. residents, then Transocean-Switzerland would qualify as a foreign private issuer. We do not expect that Transocean-Switzerland will meet the requirements of clause (3) of this test upon the completion of the Redomestication, as we believe a majority of Transocean-Switzerland’s executive officers and directors will continue to be U.S. citizens or U.S. residents. However, Transocean-Switzerland may satisfy this element of the test some time in the future and, as a result, qualify for status as a foreign private issuer at such later date. If and when that occurs, Transocean-Switzerland would be exempt from certain requirements applicable to U.S. public companies, including:

•	the rules requiring the filing of Quarterly Reports on Form 10-Q and Current Reports on Form 8-K with the SEC,

•	the SEC’s rules regulating proxy solicitations,

•	the provisions of Regulation FD,

•	the filing of reports of beneficial ownership under Section 16 of the Exchange Act (although beneficial ownership reports may be required under Section 13 of the Exchange Act), and

•	“short-swing” trading liability imposed on insiders who purchase and sell securities within a six-month period.

In addition, Transocean-Switzerland would then be allowed to:

•	file annual reports within six months after the end of a fiscal year,

•	include more limited compensation disclosure in its filings with the SEC,

•

apply accounting principles other than U.S. GAAP to its financial statements, although reconciliation to U.S. GAAP would be required if International Financial Reporting Standards, or IFRS, is not used, and

•	choose which reporting currency to use in presenting its financial statements.

MATERIAL TAX CONSIDERATIONS

The information presented under the caption “U.S. Federal Income Tax Considerations” below is a discussion of the material U.S. federal income tax consequences (1) to U.S. holders and non-U.S. holders (as defined below) of (A) exchanging Transocean-Cayman shares for Transocean-Switzerland shares in the Transaction, and (B) owning and disposing of Transocean-Switzerland shares received in the Transaction and (2) to Transocean-Cayman, Transocean-Switzerland and Transocean-Acquisition of the Transaction. The information presented under the caption “Swiss Tax Considerations” is a discussion of the material Swiss tax consequences (1) to shareholders resident for tax purposes in a country other than Switzerland of the Transaction and of ownership and disposition of the Transocean-Switzerland shares and (2) to Transocean-Switzerland of the Transaction and subsequent operations. The information presented under the caption “Cayman Islands Tax Considerations” is a discussion of the material Cayman Islands tax consequences of the Transaction.

You should consult your own tax advisor regarding the applicable tax consequences to you of the Transaction and of ownership and disposition of the Transocean-Switzerland shares under the laws of the United States (federal, state and local), Switzerland, the Cayman Islands and any other applicable foreign jurisdiction.

U.S. Federal Income Tax Considerations

Scope of Discussion

This discussion does not generally address any aspects of U.S. taxation other than U.S. federal income taxation, is not a complete analysis or listing of all of the possible tax consequences of the Transaction or of holding and disposing of Transocean-Switzerland shares and does not address all tax considerations that may be relevant to you. Special rules that are not discussed in the general descriptions below may also apply to you. In particular, this discussion deals only with holders that hold their Transocean-Cayman shares and will hold their Transocean-Switzerland shares as capital assets and does not address the tax treatment of special classes of holders, such as:

•

a holder of Transocean-Cayman shares who, at any time within the five year period ending on the date of the Transaction, has actually and constructively owned 10% or more of the total combined voting power of all classes of stock entitled to vote of Transocean-Cayman or who, immediately before the Transaction, actually and constructively owns at least 5% (by vote or value) of the outstanding stock of Transocean-Cayman,

•

a holder of Transocean-Switzerland shares who, immediately after the Transaction, actually and constructively owns at least 5% of either the total voting power or the total value of the stock of Transocean-Switzerland or who, at any time after the Transaction, actually and constructively owns 10% or more of the total combined voting power of all classes of stock entitled to vote of Transocean-Switzerland,

•	a bank or other financial institution,

•	a tax-exempt entity,

•	an insurance company,

•	a person holding shares as part of a “straddle,” “hedge,” “integrated transaction,” or “conversion transaction,”

•	a person holding shares through a partnership or other pass-through entity,

•	a U.S. expatriate,

•	a person who is liable for alternative minimum tax,

•	a broker-dealer or trader in securities or currencies,

•	a U.S. holder whose “functional currency” is not the U.S. dollar,

•	a regulated investment company,

•	a real estate investment trust,

•	a trader in securities who has elected the mark-to-market method of accounting for its securities,

•	a holder who received the Transocean-Cayman shares through the exercise of employee stock options or otherwise as compensation or through a tax qualified retirement plan, or

•

a non-corporate holder of Transocean-Switzerland shares who, because of limitations under the U.S. securities laws or other legal limitations, is not free to dispose of those shares without restriction.

This discussion is based on the laws of the United States, including the U.S. Internal Revenue Code of 1986, as amended, which we refer to as the “U.S. Code,” its legislative history, existing and proposed Treasury regulations promulgated thereunder, judicial decisions, published rulings, administrative pronouncements and income tax treaties to which the United States is a party, each as in effect on the date of this proxy statement. These laws may change, possibly with retroactive effect. There can be no assurance that the United States Internal Revenue Service, which we refer to as “IRS,” will not disagree with or will not successfully challenge any of the conclusions reached and described in this discussion.

For purposes of this discussion, a “U.S. holder” is any beneficial owner of Transocean-Cayman shares, or, after the completion of the Transaction, Transocean-Switzerland shares, that for U.S. federal income tax purposes is:

•	an individual citizen or resident alien of the United States,

•	a corporation or other entity taxable as a corporation organized under the laws of the United States or any state thereof including the District of Columbia, or

•	an estate or trust, the income of which is subject to U.S. federal income taxation regardless of its source.

A “non-U.S. holder” of Transocean-Cayman shares, or, after the completion of the Transaction, Transocean-Switzerland shares is a holder, other than an entity or arrangement treated as a partnership for U.S. federal income tax purposes, that is not a U.S. holder. For purposes of this summary, “holder” or “shareholder” means either a U.S. holder or a non-U.S. holder or both, as the context may require.

If a partnership (including any entity or arrangement treated as a partnership for U.S. federal income tax purposes) is a beneficial owner of Transocean-Cayman shares or Transocean-Switzerland shares, the tax treatment of a partner in that partnership will generally depend on the status of the partner and the activities of the partnership. Holders of Transocean-Cayman shares or Transocean-Switzerland shares that are partnerships and partners in these partnerships are urged to consult their tax advisers regarding the U.S. federal income tax consequences to them of the Transaction and the ownership and disposition of the Transocean-Switzerland shares.

In the discussion that follows, except as otherwise indicated, it is assumed, as Transocean believes to be the case, that Transocean-Cayman has not been and will not be a passive foreign investment company before the Transaction and that Transocean-Switzerland will not be a passive foreign investment company after the Transaction. See “—Passive Foreign Investment Company Considerations.” It is also assumed, as Transocean expects to be the case, that Transocean-Switzerland will continue to be a foreign corporation in the future.

Transocean

Consequences of the Transaction. The Transaction, together with an election effective after the Transaction by Transocean-Cayman to be disregarded for U.S. federal tax purposes, will constitute a “reorganization” under Section 368(a)(1)(F) of the U.S. Code. Transocean-Cayman, Transocean-Switzerland and Transocean-Acquisition will not, as a result of the Transaction, recognize gain or loss for U.S. federal income tax purposes.

U.S. Holders

Consequences of the Transaction. U.S. holders will generally recognize no gain or loss upon the exchange of Transocean-Cayman shares for Transocean-Switzerland shares in the Transaction. U.S. holders with a loss on their Transocean-Cayman shares will, however, be able to carry over their basis to their Transocean-Switzerland shares, thus preserving the loss. The basis of the Transocean-Switzerland shares received in exchange for Transocean-Cayman shares will be equal to the basis of Transocean-Cayman shares exchanged. The holding period of the Transocean-Switzerland shares will include the period those shareholders held their Transocean-Cayman shares. Shareholders who hold their Transocean-Cayman shares with differing bases or holding periods are urged to consult their tax advisors with regard to identifying the bases and holding periods of the particular Transocean-Switzerland shares received in the Transaction.

Taxation of Distributions on the Transocean-Switzerland Shares. The gross amount of a distribution paid with respect to Transocean-Switzerland shares, including the full amount of any Swiss withholding tax on such amount, will be a dividend for U.S. federal income tax purposes to the extent of current or accumulated earnings and profits (as determined for U.S. tax purposes). With respect to non-corporate U.S. holders, certain dividends received in taxable years beginning before January 1, 2011 from a qualified foreign corporation will be subject to U.S. federal income tax at a maximum rate of 15%. As long as the Transocean-Switzerland shares are listed on the New York Stock Exchange or certain other exchanges and/or Transocean-Switzerland qualifies for benefits under the income tax treaty between the United States and Switzerland, Transocean-Switzerland will be treated as a qualified foreign corporation for this purpose. This reduced rate will not be available in all situations, and U.S. holders should consult their own tax advisors regarding the application of the relevant rules to their particular circumstances. Dividends received by a corporate shareholder will not be eligible for the dividends received deduction which is generally allowed to U.S. corporate shareholders on dividends received from a domestic corporation.

To the extent that a distribution exceeds Transocean-Switzerland’s current or accumulated earnings and profits (as determined for U.S tax purposes), it will be treated as a nontaxable return of capital to the extent of the taxpayer’s basis in the shares, and thereafter generally should be treated as a capital gain. Special rules not here described may apply to shareholders who do not have a uniform basis and holding period in all of their Transocean-Switzerland shares, as to which shareholders should consult their own tax advisors.

Subject to complex limitations, Swiss withholding tax will be treated for U.S. tax purposes as a foreign tax that may be claimed as a foreign tax credit against the U.S. federal income tax liability of a U.S. holder. At least a portion of dividends paid by Transocean-Switzerland will be U.S. source income if and to the extent that more than a de minimis amount of the earnings and profits of Transocean-Switzerland out of which the dividends are paid is from sources within the United States. At least a portion of dividends paid by Transocean-Switzerland could also be U.S. source income under certain other circumstances that Transocean considers unlikely to arise. The rules relating to the determination of the foreign tax credit are complex, and you should consult your own tax advisors to determine whether and to what extent a credit would be available. In lieu of claiming a credit, U.S. holders may claim a deduction of foreign taxes paid in the taxable year. Unlike a tax credit, a deduction generally does not reduce U.S. tax on a dollar-for-dollar basis.

Dispositions of Transocean-Switzerland Shares. U.S. holders of Transocean-Switzerland shares generally should recognize capital gain or loss for U.S. federal income tax purposes on the sale, exchange or other disposition of Transocean-Switzerland shares in the same manner as on the sale, exchange or other disposition of any other shares held as capital assets. Under current law, long-term capital gain of non-corporate shareholders is subject to tax at a maximum rate of 15%. However, this reduced rate is scheduled to expire effective for taxable years beginning after December 31, 2010. There are limitations on the deductibility of capital losses.

Passive Foreign Investment Company Considerations. The treatment of U.S. holders of Transocean-Switzerland shares in some cases could be materially different from that described above if, at any relevant time, Transocean-Cayman or Transocean-Switzerland were a passive foreign investment company. For U.S. tax purposes, a foreign corporation, such as Transocean-Cayman or Transocean-Switzerland, is classified as a passive foreign investment company, which we refer to as a “PFIC,” for any taxable year in which either (1) 75% or more of its gross income is passive income (as defined for U.S. tax purposes) or (2) the average percentage of its assets which produce passive income or which are held for the production of passive income is at least 50%. For purposes of applying the tests in the preceding sentence, the foreign corporation is deemed to own its proportionate share of the assets of and to receive directly its proportionate share of the income of any other corporation of which the foreign corporation owns, directly or indirectly, at least 25% by value of the stock.

Classification of a foreign corporation as a PFIC can have various adverse consequences to shareholders of the corporation who are “United States persons,” as defined in the U.S. Code. These include taxation of gain on a sale or other disposition of the shares of the corporation at the maximum ordinary income rates and imposition of an interest charge on gain or on distributions with respect to the shares.

Transocean believes that Transocean-Cayman has not been a PFIC in any prior taxable year and does not expect Transocean-Cayman to be a PFIC in the taxable year in which the Transaction will occur.

Transocean believes that Transocean-Switzerland will not be a PFIC following the Transaction. However, the tests for determining PFIC status are applied annually, and it is difficult accurately to predict future income and assets relevant to this determination. Accordingly, Transocean cannot assure U.S. holders that Transocean-Switzerland will not become a PFIC.

If Transocean-Switzerland should determine in the future that it is a PFIC, it will endeavor to so notify U.S. holders of Transocean-Switzerland shares, although there can be no assurance that it will be able to do so in a timely and complete manner. U.S. holders of Transocean-Switzerland shares should consult their own tax advisors about the PFIC rules, including the availability of certain elections.

Information Reporting and Backup Withholding on Distributions and Disposition Proceeds with Respect to Transocean-Switzerland Shares. Dividends on Transocean-Switzerland shares paid within the United States or through certain U.S.-related financial intermediaries are subject to information reporting and may be subject to backup withholding (currently at a 28% rate) unless the holder (1) is a corporation or other exempt recipient or (2) provides a taxpayer identification number and satisfies certain certification requirements. Information reporting requirements and backup withholding may also apply to the cash proceeds of a sale of the Transocean-Switzerland shares.

In addition to being subject to backup withholding, if a U.S. holder of Transocean-Switzerland shares does not provide us (or our paying agent) with the holder’s correct taxpayer identification number or other required information, the holder may be subject to penalties imposed by the IRS. Any amounts withheld under the backup withholding rules may be allowed as a refund or a credit against the holder’s U.S. federal income tax liability, provided that the holder furnishes certain required information to the IRS.

Non-U.S. Holders

Consequences of the Transaction and Subsequent Disposition of the Transocean-Switzerland Shares. In general, a non-U.S. holder of Transocean-Cayman shares will not in any case be subject to U.S. federal income or withholding tax on any gain with respect to the Transaction and will not be subject to U.S. federal income or withholding tax on any gain recognized on a subsequent disposition of the Transocean-Switzerland shares, unless: (1) such gain is effectively connected with the conduct by the holder of a trade or business within the United States and, if a tax treaty applies, is attributable to a permanent establishment or fixed place of business maintained by such holder in the United States, (2) in the case of capital gain of a holder who is an individual, such holder is present in the United States for 183 days or more during the taxable year in which the capital gain is recognized and certain other conditions are met, or (3) such holder is subject to backup withholding.

Taxation of Distributions on the Transocean-Switzerland Shares. A non-U.S. holder generally will not be subject to U.S. federal income tax on dividends received on its Transocean-Switzerland shares, unless the dividends are effectively connected with the holder’s conduct of a trade or business in the United States and, if a tax treaty applies, the dividends are attributable to a permanent establishment or fixed place of business maintained by the holder in the United States or such holder is subject to backup withholding.

Except to the extent otherwise provided under an applicable tax treaty, a non-U.S. holder generally will be taxed in the same manner as a U.S. holder on dividends paid and gains recognized that are effectively connected with the holder’s conduct of a trade or business in the United States. Effectively connected dividends received and gains recognized by a corporate non-U.S. holder may also, under certain circumstances, be subject to an additional “branch profits tax” at a 30% rate (or, if applicable, a lower treaty rate), subject to certain adjustments.

Information Reporting and Backup Withholding on Distributions and Disposition Proceeds with Respect to Transocean-Switzerland Shares. In order not to be subject to backup withholding tax on distributions and disposition proceeds with respect to Transocean-Switzerland shares, a non-U.S. holder may be required to provide a taxpayer identification number, certify the holder’s foreign status, or otherwise establish an exemption. Non-U.S. holders of Transocean-Switzerland shares should consult their tax advisers regarding the application of information reporting and backup withholding in their particular situations, the availability of exemptions, and the procedure for obtaining such an exemption, if available. Any amount withheld from a payment to a non-U.S. holder under the backup withholding rules may be allowed as a refund or credit against the holder’s U.S. federal income tax, provided that the required information is furnished to the IRS.

Swiss Tax Considerations

Scope of Discussion

This discussion does not generally address any aspects of Swiss taxation other than federal, cantonal and communal income taxation, federal withholding taxation, and federal stamp duty. This discussion is not a complete analysis or listing of all of the possible tax consequences of the Transaction or of holding and disposing of Transocean-Switzerland shares and does not address all tax considerations that may be relevant to you. Special rules that are not discussed in the general descriptions below may also apply to you.

This discussion is based on the laws of the Confederation of Switzerland, including the Federal Income Tax Act of 2001, the Federal Harmonization of Cantonal and Communal Income Tax Act of 1990, The Federal Withholding Tax Act of 1965, the Federal Stamp Duty Act of 1973, as amended, which we refer to as the “Swiss tax law,” existing and proposed regulations promulgated thereunder, published judicial decisions and administrative pronouncements, each as in effect on the date of this proxy statement or with a known future effective date. These laws may change, possibly with retroactive effect.

For purposes of this discussion, a “Swiss holder” is any beneficial owner of Transocean-Cayman shares, or, after the completion of the Transaction, Transocean-Switzerland shares, that for Swiss federal income tax purposes is:

•

an individual resident of Switzerland or otherwise subject to Swiss taxation under article 3, 4 or 5 of the Federal Income Tax Act of 2001, as amended, or article 3 or 4 of the Federal Harmonization of Cantonal and Communal Income Tax Act of 1990, as amended,

•

a corporation or other entity taxable as a corporation organized under the laws of the Switzerland under article 50 or 51 of the Federal Income Tax Act of 2001, as amended, or article 20 or 21 of the Federal Harmonization of Cantonal and Communal Income Tax Act of 1990, as amended, or

•	an estate or trust, the income of which is subject to Swiss income taxation regardless of its source.

A “non-Swiss holder” of Transocean-Cayman shares, or, after the completion of the Transaction, Transocean-Switzerland shares, is a holder that is not a Swiss holder. For purposes of this summary, “holder” or “shareholder” means either a Swiss holder or a non-Swiss holder or both, as the context may require.

Consequences of the Transaction

Shareholder Tax Consequences

No Swiss tax is due for non-Swiss holders upon the exchange of Transocean-Cayman shares for Transocean-Switzerland shares in the Transaction.

If Swiss holders are beneficial owners of Transocean-Cayman shares or Transocean-Switzerland shares, they are urged to consult their tax advisers regarding the Swiss tax consequences to them of the Transaction.

Swiss Corporate Tax Consequences

Under Swiss tax law as it applies to corporations, the Transaction is considered to be a tax neutral restructuring for Transocean-Cayman, Transocean-Switzerland and Transocean-Acquisition. Therefore, no Swiss income taxes will be due with respect to these companies as a result of the Transaction. As a tax neutral restructuring, the Transaction is also exempt from the Swiss withholding tax and issuance stamp tax.

Taxation of Transocean-Switzerland Subsequent to the Transaction

Income Tax

A Swiss resident company is subject to income tax at federal, cantonal and communal levels on its worldwide income. However, a holding company, such as Transocean-Switzerland, is exempt from cantonal and communal income tax and therefore is only subject to Swiss federal income tax. At the federal level, qualifying net dividend income and net capital gains on the sale of qualifying investments in subsidiaries is exempt from federal income tax. Consequently, Transocean-Switzerland expects dividends from its subsidiaries and capital gains from sales of investments in its subsidiaries to be exempt from federal income tax.

Issuance Stamp Tax

Swiss issuance stamp tax is a federal tax levied on the issuance of shares and increases in the equity of Swiss corporations. The applicable tax rate is 1% of the fair market value of the assets contributed to equity. Exemptions are available in tax neutral restructuring transactions. As a result, any future issuance of shares by Transocean-Switzerland may be subject to the issuance stamp tax unless the shares are issued in the context of a merger or other qualifying restructuring transaction.

The issuance stamp tax is also levied on the issuance of certain debt instruments. In such case, the rate would amount to 0.06% to 0.12% of nominal value per year of duration of the instrument (the rate depending on the instrument). No Swiss issuance stamp tax (at the rate described above) would be due on debt instruments issued by non-Swiss subsidiaries of Transocean-Switzerland, if Transocean-Switzerland does not guarantee the debt instruments, or if such a guarantee is provided, the proceeds from the issuance by the non-Swiss subsidiary are not used for financing activities in Switzerland. Although Transocean-Switzerland intends to guarantee debt of its subsidiary Transocean-Cayman, none of the proceeds has been or is expected to be used for financing activities in Switzerland. Consequently, no issuance stamp tax should be due.

Swiss Withholding Tax on Certain Interest Payments

A federal withholding tax is levied on the interest payments of certain debt instruments. In such case, the rate would amount to 35% of the gross interest payment to the debtholders. No Swiss withholding tax would be due on interest payments on debt instruments issued by non-Swiss subsidiaries of Transocean-Switzerland, provided that Transocean-Switzerland does not guarantee the debt instruments, or if such a guarantee is provided, the proceeds from the issuance by the non-Swiss subsidiary are not used for financing activities in Switzerland. Any such withholding tax may be fully or partially refundable to qualified debtholders either based on Swiss domestic tax law or based on existing double taxation treaties. Although, as described in “The Redomestication—Guarantees,” Transocean-Switzerland intends to guarantee certain debt of its subsidiary Transocean-Cayman, none of the proceeds has been or is expected to be used for financing activities in Switzerland. Consequently, no Swiss withholding tax should be due with respect to such obligations. In the event of the imposition of any such withholding tax, Transocean-Cayman would be required under some of its debt obligations to gross up the interest payments to cover the tax.

Consequences to Shareholders of Transocean-Switzerland Subsequent to the Transaction

The tax consequences discussed below are not a complete analysis or listing of all the possible tax consequences that may be relevant to you. You should consult your own tax advisor in respect of the tax consequences related to receipt, ownership, purchase or sale or other disposition of Transocean-Switzerland shares and the procedures for claiming a refund of withholding tax.

Swiss Income Tax on Dividends and Similar Distributions

A non-Swiss holder will not be subject to Swiss income taxes on dividend income and similar distributions in respect of Transocean-Switzerland shares, unless the shares are attributable to a permanent establishment or a fixed place of business maintained in Switzerland by such non-Swiss holder. However, dividends and similar distributions are subject to Swiss withholding tax. See “—Swiss Withholding Tax—Distributions to Shareholders.”

Swiss Wealth Tax

A non-Swiss holder will not be subject to Swiss wealth taxes unless the holder’s Transocean-Switzerland shares are attributable to a permanent establishment or a fixed place of business maintained in Switzerland by such non-Swiss holder.

Swiss Capital Gains Tax upon Disposal of Transocean-Switzerland Shares

A non-Swiss holder will not be subject to Swiss income taxes for capital gains unless the holder’s shares are attributable to a permanent establishment or a fixed place of business maintained in Switzerland by such non-Swiss holder. In such case, the non-Swiss holder is required to recognize capital gains or losses on the sale of such shares, which will be subject to cantonal, communal and federal income tax.

Swiss Withholding Tax—Distributions to Shareholders

A Swiss withholding tax of 35% is due on dividends and similar distributions to Transocean-Switzerland shareholders from Transocean-Switzerland, regardless of the place of residency of the shareholder (subject to the exceptions discussed under “—Exemption from Swiss Withholding Tax—Distributions to Shareholders” below). Transocean-Switzerland will be required to withhold at such rate and remit on a net basis any payments made to a holder of Transocean-Switzerland shares and pay such withheld amounts to the Swiss federal tax authorities. Please see “—Refund of Swiss Withholding Tax on Dividends and Other Distributions.”

Exemption from Swiss Withholding Tax—Distributions to Shareholders

Under present Swiss tax law, distributions to shareholders in relation to a reduction of par value are exempt from Swiss withholding tax. Beginning on January 1, 2011, distributions to shareholders out of qualifying additional paid-in capital for Swiss statutory purposes are as a matter of principle exempt from the Swiss withholding tax. The particulars of this general principle are, however, subject to regulations still to be promulgated by the competent Swiss authorities; it will further require that the current draft corporate law bill, which proposes an overhaul of certain aspects of Swiss corporate law, be modified in the upcoming legislative process to reflect the recent change in the tax law. Upon completion of the Transaction, we expect Transocean- Switzerland to have a par value and qualifying additional paid-in capital for Swiss statutory reporting purposes, such that the combination of the two should approximate the market capitalization of Transocean-Cayman immediately prior to the completion of the Transaction. Assuming (1) the Transaction became effective on June 30, 2008, (2) a price of $63.94 per ordinary share of Transocean-Cayman (which was the closing price of the Transocean-Cayman ordinary shares reported on the New York Stock Exchange on October 27, 2008), (3) a par value of 22.00 Swiss francs per Transocean-Switzerland share, (4) the issuance of an assumed 4,545 Formation Shares and (5) a foreign exchange rate of 1.16784 Swiss francs to $1.00 (the rate on October 27,

2008), the aggregate amount of par value and qualifying additional paid-in capital of Transocean-Switzerland’s outstanding shares would be $6.3 billion and $14.1 billion, respectively, after the completion of the Transaction. Assuming the price of Transocean-Cayman’s ordinary shares were $10.00 higher than the closing price on October 27, 2008, the aggregate amount of par value and qualifying additional paid-in capital would increase by $860 million and $2.3 billion, respectively. Conversely, assuming the price of Transocean-Cayman’s ordinary shares were $10.00 lower than the closing price on October 27, 2008, the aggregate amount of par value and qualifying additional paid-in capital would decrease by $1.1 billion and $2.0 billion, respectively. For each $10.00 that the price of Transocean-Cayman ordinary shares is higher than $85.63 per share, the aggregate par value would remain unchanged and the aggregate qualifying additional paid-in capital would increase by $3.2 billion. As of October 27, 2008, a Transocean-Cayman ordinary share price of $85.63 would result in a par value of 30.00 Swiss francs per Transocean-Switzerland share, which is the maximum par value that the Transocean-Switzerland shares would have upon completion of the Transaction. Consequently, Transocean-Switzerland expects that a substantial amount of any potential future distributions may be exempt from Swiss withholding tax. For a description of how qualifying additional paid-in capital can be distributed under the Swiss Code of Obligations (the “Swiss Code”), as in effect as of the date of this proxy statement, see “Description of Transocean-Switzerland Shares—Dividends and Other Distributions.”

Repurchases of Shares

Under present Swiss tax law, repurchases of shares for the purposes of capital reduction are treated as a partial liquidation subject to the 35% Swiss withholding tax. However, for shares repurchased for capital reduction, the portion of the repurchase price attributable to the par value of the shares repurchased will not be subject to the Swiss withholding tax. Beginning on January 1, 2011, subject to the adoption of implementing regulations and amendments to Swiss corporate law, the portion of the repurchase price attributable to the qualifying additional paid-in capital for Swiss statutory reporting purposes of the shares repurchased will also not be subject to the Swiss withholding tax. Transocean-Switzerland would be required to withhold at such rate the tax from the difference between the repurchase price and the related amount of par value and, beginning on January 1, 2011, subject to the adoption of implementing regulations and amendments to Swiss corporate law, the related amount of qualifying additional paid-in capital. Transocean-Switzerland would be required to remit on a net basis the purchase price with the Swiss withholding tax deducted to a holder of Transocean-Switzerland shares and pay the withholding tax to the Swiss federal tax authorities.

With respect to the refund of Swiss withholding tax from the repurchase of shares, see “—Refund of Swiss Withholding Tax on Dividends and Other Distributions” below.

In most instances, Swiss companies listed on the SIX Swiss Exchange, or SIX, carry out share repurchase programs through a “second trading line” on the SIX. Swiss institutional investors typically purchase shares from shareholders on the open market and then sell the shares on the second trading line back to the company. The Swiss institutional investors are generally able to receive a full refund of the withholding tax. Due to, among other things, the time delay between the sale to the company and the institutional investors’ receipt of the refund, the price companies pay to repurchase their shares has historically been slightly higher (but less than 1.0%) than the price of such companies’ shares in ordinary trading on the SIX first trading line.

We do not expect to be able to use the SIX second trading line process to repurchase our shares because we do not intend to list our shares on the SIX. We do, however, intend to follow an alternative process whereby we expect to be able to repurchase our shares in a manner that should allow Swiss institutional market participants selling the shares to us to receive a refund of the Swiss withholding tax and, therefore, accomplish the same purpose as share repurchases on the second trading line at substantially the same cost to us and such market participants as share repurchases on a second trading line.

The repurchase of shares for purposes other than capital reduction, such as to retain as treasury shares for use in connection with stock incentive plans, convertible debt or other instruments within certain periods, will generally not be subject to Swiss withholding tax. However, see “Comparison of Rights of Shareholders” for a discussion on the limitations on the amount of repurchased shares that can be held as treasury shares.

Refund of Swiss Withholding Tax on Dividends and Other Distributions

Swiss Holders. A Swiss tax resident, corporate or individual, can recover the withholding tax in full if such resident is the beneficial owner of the Transocean-Switzerland shares at the time the dividend or other distribution becomes due and provided that such resident reports the gross distribution received on such resident’s income tax return, or in the case of an entity, includes the taxable income in such resident’s income statement.

Non-Swiss Holders. If the shareholder that receives a distribution from Transocean-Switzerland is not a Swiss tax resident, does not hold the Transocean-Switzerland shares in connection with a permanent establishment or a fixed place of business maintained in Switzerland, and resides in a country that has concluded a treaty for the avoidance of double taxation with Switzerland for which the conditions for the application and protection of and by the treaty are met, then the shareholder may be entitled to a full or partial refund of the withholding tax described above. You should note that the procedures for claiming treaty refunds (and the time frame required for obtaining a refund) may differ from country to country.

Switzerland has entered into bilateral treaties for the avoidance of double taxation with respect to income taxes with numerous countries, including the United States, whereby under certain circumstances all or part of the withholding tax may be refunded.

U.S. Residents. The Swiss-U.S. tax treaty provides that U.S. residents eligible for benefits under the treaty can seek a refund of the Swiss withholding tax on dividends for the portion exceeding 15% (leading to a refund of 20%) or a 100% refund in the case of qualified pension funds. Please refer to the discussion under “—U.S. Federal Income Tax Considerations—U.S. Holders—Taxation of Distributions on the Transocean-Switzerland Shares” for applicability of U.S. foreign tax credits for any net withholding taxes paid.

As a general rule, the refund will be granted under the treaty if the U.S. resident can show evidence of:

•	beneficial ownership,

•	U.S. residency, and

•	meeting the U.S.-Swiss tax treaty’s limitation on benefits requirements.

The claim for refund must be filed with the Swiss federal tax authorities (Eigerstrasse 65, 3003 Berne, Switzerland), not later than December 31 of the third year following the year in which the dividend payments became due. The relevant Swiss tax form is Form 82C for companies, 82E for other entities and 82I for individuals. These forms can be obtained from any Swiss Consulate General in the United States or from the Swiss federal tax authorities at the address mentioned above. Each form needs to be filled out in triplicate, with each copy duly completed and signed before a notary public in the United States. You must also include evidence that the withholding tax was withheld at the source.

Stamp Duties in Relation to the Transfer of Transocean-Switzerland Shares. The purchase or sale of Transocean-Switzerland shares may be subject to Swiss federal stamp taxes on the transfer of securities irrespective of the place of residency of the purchaser or seller if the transaction takes place through or with a Swiss bank or other Swiss securities dealer, as those terms are defined in the Swiss Federal Stamp Tax Act and no exemption applies in the specific case. If a purchase or sale is not entered into through or with a Swiss bank or other Swiss securities dealer, then no stamp tax will be due. The applicable stamp tax rate is 0.075% for each of the two parties to a transaction and is calculated based on the purchase price or sale proceeds. If the transaction does not involve cash consideration, the transfer stamp duty is computed on the basis of the market value of the consideration.

Cayman Islands Tax Considerations

The Transaction will not result in any income tax consequences under Cayman Islands law to Transocean-Cayman, Transocean-Switzerland, Transocean-Acquisition or their respective shareholders.

DESCRIPTION OF TRANSOCEAN-SWITZERLAND SHARES

The following description of Transocean-Switzerland’s share capital is a summary. This summary is not complete and is subject to the complete text of Transocean-Switzerland’s proposed articles of association and organizational regulations (the latter being analogous to bylaws) attached as Annex F and Annex G, respectively, to this proxy statement. Except where otherwise indicated, the description below reflects Transocean-Switzerland’s articles of association and organizational regulations as those documents will be in effect upon completion of the Transaction. We encourage you to read those documents carefully.

Capital Structure

Immediately after the Transaction, Transocean-Switzerland will only have one class of shares outstanding, registered shares with a par value per share equal to the lesser of (1) 30.00 Swiss francs and (2) 30 percent of the closing price of a Transocean-Cayman ordinary share on the New York Stock Exchange immediately prior to the effective time of the Transaction, converted into Swiss francs and rounded down to the nearest whole number. Accordingly, all references to “voting rights” in this “Description of Transocean-Switzerland Shares” will mean the voting rights of Transocean-Switzerland’s registered shares with a par value per share determined as described above, unless another class of shares is subsequently created. Likewise, a “majority of the par value of the registered shares” will mean a majority of the par value of Transocean-Switzerland’s registered shares with a par value per share determined as described above.

Issued Share Capital. Immediately prior to the Transaction, the registered share capital of Transocean-Switzerland will amount to 100,000 Swiss francs, comprised of 10,000,000 registered shares with a par value of 0.01 Swiss francs per share. In the Transaction, Transocean-Switzerland will issue one registered share for each Transocean-Cayman ordinary share. Prior to such issuance, the registered shares with a par value of 0.01 Swiss francs per share will be consolidated into registered shares with a par value per share determined as described above. In addition, Transocean-Switzerland will issue 16 million Treasury Shares to Transocean-Cayman for future use to satisfy Transocean-Switzerland’s obligations to deliver registered shares in connection with awards granted under incentive plans, warrants or other rights to acquire registered shares of Transocean-Switzerland. Transocean-Switzerland will assume Transocean-Cayman’s existing obligation to deliver shares under such incentive plans, warrants or other rights. Upon completion of the Transaction, the registered share capital of Transocean-Switzerland is expected to be approximately 7.4 billion Swiss francs (assuming a par value of 22.00 Swiss francs per share), comprised of approximately 335 million registered shares with a par value per share determined as described above, including 16 million Treasury Shares and the Formation Shares (4,545 shares, assuming a par value of 22.00 Swiss francs per share) held by Transocean-Cayman.

Authorized Share Capital. Immediately prior to the Transaction, Transocean-Switzerland will not have any share capital authorized for future issuance. Upon completion of the Transaction, the board of directors will be authorized to issue new registered shares at any time during a two-year period and thereby increase the share capital, without shareholder approval, by a maximum amount of 50% of the share capital registered in the commercial register, which is expected to be approximately 3.7 billion Swiss francs (assuming a par value of 22.00 Swiss francs per share), or approximately 168 million registered shares. After the expiration of the initial two-year period, and each subsequent two-year period, authorized share capital will be available to the board of directors for issuance of additional registered shares only if the authorization is reapproved by shareholders.

The board of directors determines the time of the issuance, the issuance price, the manner in which the new registered shares have to be paid in, the date from which the new registered shares carry the right to dividends and, subject to the provisions of Transocean-Switzerland’s articles of association, the conditions for the exercise of the preemptive rights with respect to the issuance and the allotment of preemptive rights that are not exercised. The board of directors may allow preemptive rights that are not exercised to expire, or it may place such rights or registered shares, the preemptive rights of which have not been exercised, at market conditions or use them otherwise in the interest of Transocean-Switzerland.

In an authorized capital increase, Transocean-Switzerland shareholders would have preemptive rights to obtain newly issued registered shares in an amount proportional to the par value of the registered shares they already hold. However, the board of directors may withdraw or limit these preemptive rights in certain circumstances as set forth in Transocean-Switzerland’s articles of association. For further details on these circumstances, see “—Preemptive Rights and Advance Subscription Rights.”

Conditional Share Capital. Immediately prior to the Transaction, Transocean-Switzerland will not have any conditional share capital. Upon completion of the Transaction, Transocean-Switzerland’s articles of association will provide for a conditional capital that, following the effectiveness of the Transaction, will allow the board of directors to authorize the issuance of additional registered shares up to a maximum amount of 50% of the share capital registered in the commercial register (which is expected to be approximately 168 million registered shares) without obtaining additional shareholder approval. These registered shares may be issued through:

•

the exercise of conversion, exchange, option, warrant or similar rights for the subscription of shares granted in connection with bonds, options, warrants or other securities newly or already issued in national or international capital markets or new or already existing contractual obligations by or of Transocean-Switzerland, one of its subsidiaries, or any of their respective predecessors; or

•

in connection with the issuance of registered shares, options or other share-based awards to directors, employees, contractors, consultants or other persons providing services to Transocean-Switzerland or one of its subsidiaries.

In connection with the issuance of bonds, notes, warrants or other financial instruments or contractual obligations convertible into or exercisable or exchangeable for Transocean-Switzerland registered shares, the board of directors is authorized to withdraw or limit the advance subscription rights of shareholders in certain circumstances. See “—Preemptive Rights and Advance Subscription Rights” below.

The preemptive rights of shareholders are excluded with respect to registered shares issued to directors, employees, contractors, consultants or other persons providing services to Transocean-Switzerland or one of its subsidiaries.

Other Classes or Series of Shares. The board of directors may not create shares with increased voting powers without the affirmative resolution adopted by shareholders holding at least 66 2/3% of the voting rights and a majority of the par value of the registered shares represented at a general meeting. The board of directors may create preferred stock with the vote of a majority of the voting rights represented at a general meeting.

Preemptive Rights and Advance Subscription Rights

Under the Swiss Code, the prior approval of a general meeting of shareholders is generally required to authorize, for later issuance, the issuance of registered shares, or rights to subscribe for, or convert into, registered shares (which rights may be connected to debt instruments or other obligations). In addition, the existing shareholders will have preemptive rights in relation to such registered shares or rights in proportion to the respective par values of their holdings. The shareholders may, with the affirmative vote of shareholders holding 66 2/3% of the voting rights and a majority of the par value of the registered shares represented at the general meeting, withdraw or limit the preemptive rights for valid reasons (such as a merger, an acquisition or any of the reasons authorizing the board of directors to withdraw or limit the preemptive rights of shareholders in the context of an authorized capital increase as described below).

If the general meeting of shareholders has approved the creation of authorized or conditional capital, it thereby delegates the decision whether to withdraw or limit the preemptive and advance subscription rights for valid reasons to the board of directors. Transocean-Switzerland’s articles of association provide for this delegation with respect to Transocean-Switzerland’s authorized and conditional share capital in the circumstances described below under “—Authorized Share Capital” and “—Conditional Share Capital.”

Authorized Share Capital. The board of directors is authorized to withdraw or limit the preemptive rights with respect to the issuance of registered shares from authorized capital if:

•	the issue price of the new registered shares is determined by reference to the market price;

•

the registered shares are issued in connection with the acquisition of an enterprise or business or any part of an enterprise or business, the financing or refinancing of any such transactions or the financing of new investment plans of Transocean-Switzerland;

•

the registered shares are issued in connection with the intended broadening of the shareholder constituency of the company in certain financial or investor markets, for the purposes of the participation of strategic partners, or in connection with the listing of the registered shares on domestic or foreign stock exchanges;

•

in connection with a placement or sale of registered shares, the grant of an over-allotment option of up to 20% of the total number of registered shares in a placement or sale of registered shares to the initial purchasers or underwriters;

•	for the participation of directors, employees, contractors, consultants and other persons performing services for the benefit of Transocean-Switzerland; or

•

either (1) following a shareholder or group of shareholders acting in concert having acquired in excess of 15% of the share capital recorded in the commercial register without having submitted a takeover proposal to shareholders that is recommended by the board of directors or (2) for purposes of the defense of an actual, threatened or potential unsolicited takeover bid, in relation to which the board of directors has, upon consultation with an independent financial adviser retained by the board of directors, not recommended acceptance to the shareholders.

Conditional Share Capital. In connection with the issuance of bonds, notes, warrants or other financial instruments or contractual obligations convertible into or exercisable or exchangeable for Transocean-Switzerland registered shares, the preemptive rights of shareholders are excluded and the board of directors is authorized to withdraw or limit the advance subscription rights of shareholders with respect to registered shares issued from Transocean-Switzerland’s conditional share capital if the issuance is for purposes of the acquisition of an enterprise or business, the financing or refinancing of any such transactions, or if the issuance occurs in national or international capital markets or through a private placement.

If the advance subscription rights are withdrawn or limited:

•	the respective financial instruments or contractual obligations will be issued or entered into at market conditions;

•

the conversion, exchange or exercise price, if any, for instruments or obligations will be set with reference to the market conditions prevailing at the date on which the instruments or obligations are issued or entered into; and

•	the instruments or obligations may be converted, exercised or exchanged during a maximum period of 30 years.

The preemptive rights and the advance subscription rights of shareholders are excluded with respect to registered shares issued from Transocean-Switzerland’s conditional share capital to directors, employees, contractors, consultants or other persons providing services to Transocean-Switzerland or any of its subsidiaries.

Dividends

Under Swiss law, dividends may be paid out only if the corporation has sufficient distributable profits from the previous fiscal year, or if the corporation has freely distributable reserves, each as will be presented on the audited annual stand-alone statutory balance sheet. Payments out of the registered share capital (in other words, the aggregate par value of Transocean-Switzerland’s registered share capital) in the form of dividends are not allowed; however, payments out of registered share capital may be made by way of a capital reduction. See “—Reduction of Share Capital” for more information. Qualifying additional paid-in capital may only be paid out as dividends to shareholders following approval by the shareholders of a reclassification of such qualifying additional paid-in capital as freely distributable reserves (to the extent permissible under the Swiss Code). Transocean-Switzerland may seek to reclassify its qualifying additional paid-in capital to freely distributable reserves as early as its first general meeting following completion of the Transaction. The affirmative vote of shareholders holding a majority of the registered shares represented at a general meeting must approve reserve reclassifications and distributions of dividends. The board of directors may propose to shareholders that a dividend be paid but cannot itself authorize the dividend.

Under the Swiss Code, if Transocean-Switzerland’s general reserves amount to less than 20% of the share capital recorded in the commercial register (i.e., 20% of the aggregate par value of Transocean-Switzerland’s registered capital), then at least 5% of Transocean-Switzerland’s annual profit must be retained as general reserves. The Swiss Code and Transocean-Switzerland’s articles of association permit Transocean-Switzerland to accrue additional general reserves. In addition, Transocean-Switzerland is required to create a special reserve on its stand-alone annual statutory balance sheet in the amount of the purchase price of registered shares it or any of its subsidiaries repurchases, which amount may not be used for dividends or subsequent repurchases.

Swiss companies generally must maintain a separate company, stand-alone “statutory” balance sheet for the purpose of, among other things, determining the amounts available for the return of capital to shareholders, including by way of a distribution of dividends. Transocean-Switzerland’s auditor must confirm that a dividend proposal made to shareholders conforms with the requirements of the Swiss Code and Transocean-Switzerland’s articles of association. Dividends are usually due and payable shortly after the shareholders have passed a resolution approving the payment. Transocean-Switzerland’s articles of association provide that dividends that have not been claimed within five years after the due date become the property of Transocean-Switzerland and are allocated to the general reserves. For information about deduction of the withholding tax from dividend payments, see “Material Tax Considerations—Swiss Tax Considerations.”

Transocean-Switzerland will be required under Swiss law to declare any dividends and other capital distributions in Swiss francs. Transocean-Switzerland intends to make any dividend payments to holders of Transocean-Switzerland shares in U.S. dollars, unless the holders provide notice to our transfer agent, The Bank of New York, that they wish to receive dividend payments in Swiss francs. The Bank of New York will be responsible for paying the U.S. dollars or Swiss francs to registered holders of shares, less amounts subject to withholding for taxes.

Repurchases of Registered Shares

The Swiss Code limits a company’s ability to hold or repurchase its own registered shares. Transocean-Switzerland and its subsidiaries may only repurchase shares if and to the extent that sufficient freely distributable reserves are available, as described above under “—Dividends.” The aggregate par value of all Transocean-Switzerland registered shares held by Transocean-Switzerland and its subsidiaries may not exceed 10% of the registered share capital. However, Transocean-Switzerland may repurchase its own registered shares beyond the statutory limit of 10% if the shareholders have passed a resolution at a general meeting of shareholders authorizing the board of directors to repurchase registered shares in an amount in excess of 10% and the repurchased shares are dedicated for cancellation. Any registered shares repurchased pursuant to such an authorization will then be cancelled at the next general meeting upon the approval of shareholders holding a majority of the registered shares represented at the general meeting. Repurchased registered shares held by Transocean-Switzerland or its subsidiaries do not carry any rights to vote at a general meeting of shareholders but are entitled to the economic benefits generally associated with the shares. For information about Swiss withholding tax and share repurchases, see “Material Tax Considerations—Swiss Tax Considerations.”

Reduction of Share Capital

Capital distributions may also take the form of a distribution of cash or property that is based upon a reduction of Transocean-Switzerland’s share capital recorded in the commercial register. Such a capital reduction requires the approval of shareholders holding a majority of the registered shares represented at the general meeting. A special audit report must confirm that creditors’ claims remain fully covered despite the reduction in the share capital recorded in the commercial register. Upon approval by the general meeting of shareholders of the capital reduction, the board of directors must give public notice of the capital reduction resolution in the Swiss Official Gazette of Commerce three times and notify creditors that they may request, within two months of the third publication, satisfaction of or security for their claims.

General Meetings of Shareholders

The general meeting of shareholders is Transocean-Switzerland’s supreme corporate body. Ordinary and extraordinary shareholders meetings may be held. The following powers will be vested exclusively in the shareholders meeting:

•	adoption and amendment of Transocean-Switzerland’s articles of association;

•	election of members of the board of directors and the auditor;

•	approval of the annual business report, the stand-alone statutory financial statements and the consolidated financial statements;

•

payments of dividends and any other distributions of capital to shareholders (excluding share repurchases below 10% of the registered share capital, to the extent that sufficient freely distributable reserves are available);

•	discharge of the members of the board of directors from liability for business conduct during the previous fiscal year to the extent such conduct is known to the shareholders; and

•

any other resolutions that are submitted to a general meeting of shareholders pursuant to law, Transocean-Switzerland’s articles of association or by voluntary submission by the board of directors (unless a matter is within the exclusive competence of the board of directors pursuant to the Swiss Code).

Under the Swiss Code and Transocean-Switzerland’s articles of association, Transocean-Switzerland must hold an annual, ordinary general meeting of shareholders within six months after the end of its fiscal year for the purpose, among other things, of approving the annual financial statements and the annual business report, and the annual election of directors for the class whose term has expired. The invitation to general meetings must be published in the Swiss Official Gazette of Commerce at least 20 calendar days prior to the relevant general meeting of shareholders. The notice of a meeting must state the items on the agenda and the proposals of the board of directors and of the shareholders who demanded that a shareholders meeting be held or that an item be included on the agenda and, in case of elections, the names of the nominated candidates. No resolutions may be passed at a shareholders meeting concerning agenda items for which proper notice was not given. This does not apply, however, to proposals made during a shareholders meeting to convene an extraordinary shareholders meeting or to initiate a special investigation. No previous notification will be required for proposals concerning items included on the agenda or for debates as to which no vote is taken.

Annual general meetings of shareholders may be convened by the board of directors or, under certain circumstances, by the auditor. A general meeting of shareholders can be held anywhere.

Transocean-Switzerland expects to set the record date for each general meeting of shareholders on a date not more than 20 calendar days prior to the date of each general meeting and announce the date of the general meeting of shareholders prior to the record date.

An extraordinary general meeting of Transocean-Switzerland may be called upon the resolution of the board of directors or, under certain circumstances, by the auditor. In addition, the board of directors is required to convene an extraordinary general meeting of shareholders if so resolved by the general meeting of shareholders, or if so requested by shareholders holding an aggregate of at least 10% of the registered shares, specifying the items for the agenda and their proposals, or if it appears from the stand-alone annual statutory balance sheet that half of the company’s share capital and reserves are not covered by the company’s assets. In the latter case, the board of directors must immediately convene an extraordinary general meeting of shareholders and propose financial restructuring measures.

Under Transocean-Switzerland’s articles of association, any shareholder may request that an item be included on the agenda of a general meeting of shareholders. Such shareholder may also nominate one or more directors for election. A request for inclusion of an item on the agenda or a nominee must be in writing and received by Transocean-Switzerland at least 30 calendar days prior to the anniversary date of the proxy statement in connection with Transocean’s last general meeting of shareholders (for purposes of the 2009 deadline, March 3, 2009, which is 30 days prior to the anniversary date of the proxy statement in connection with Transocean-Cayman’s last annual general meeting of shareholders); provided, however, that if the date of the general meeting of shareholders is more than 15 days before or 30 days after the anniversary date of the last annual general meeting of shareholders (for purposes of determining the 2009 deadline, the last annual general meeting of shareholders of Transocean-Cayman), such request must instead be made by the tenth day following the date on which Transocean-Switzerland has made public disclosure of the date of the general meeting of shareholders. The request must specify the relevant agenda items and motions, together with evidence of the required shares recorded in the share register, as well as any other information as would be required to be included in a proxy statement pursuant to the rules of the SEC.

Under the Swiss Code, a general meeting of shareholders for which a notice of meeting has been duly published may not be adjourned without publishing a new notice of meeting.

Transocean-Switzerland’s annual report and auditor’s report must be made available for inspection by the shareholders at Transocean-Switzerland’s place of incorporation no later than 20 days prior to the meeting. Each shareholder is entitled to request immediate delivery of a copy of these documents free of charge. Shareholders of record will be notified of this in writing.

Voting

Each Transocean-Switzerland registered share carries one vote at a general meeting of shareholders. Voting rights may be exercised by shareholders registered in Transocean-Switzerland’s share register or by a duly appointed proxy of a registered shareholder, which proxy need not be a shareholder. Transocean-Switzerland’s articles of association do not limit the number of registered shares that may be voted by a single shareholder.

Treasury shares, whether owned by Transocean-Switzerland or one of its majority-owned subsidiaries, will not be entitled to vote at general meetings of shareholders.

With respect to the election of directors, each holder of registered shares entitled to vote at the election has the right to vote, in person or by proxy, the number of registered shares held by him for as many persons as there are directors to be elected. Transocean-Switzerland’s articles of association do not provide for cumulative voting for the election of directors.

Pursuant to Transocean-Switzerland’s articles of association, the shareholders generally pass resolutions by the affirmative vote of a majority of the registered shares represented and voting at the general meeting of shareholders (broker nonvotes, abstentions and blank and invalid ballots will be disregarded), unless otherwise provided by law or Transocean-Switzerland’s articles of association. However, Transocean-Switzerland’s articles of association provide that directors may be elected at a general meeting of shareholders by a plurality of the votes cast by the shareholders present in person or by proxy at the meeting. Transocean-Switzerland’s Corporate Governance Guidelines will have the same majority vote policy in the election of directors as is currently part of the Corporate Governance Guidelines of Transocean-Cayman. This policy provides that the board may nominate only those candidates for director who have submitted an irrevocable letter of resignation which would be effective upon and only in the event that (1) such nominee fails to receive a sufficient number of votes from shareholders in an uncontested election and (2) the board accepts the resignation. If a nominee who has submitted such a letter of resignation does not receive more votes cast “for” than “against” the nominee’s election, the corporate governance committee must promptly review the letter of resignation and recommend to the board whether to accept the tendered resignation or reject it. The board must then act on the corporate governance committee’s recommendation within 90 days following the certification of the shareholder vote. The board must promptly disclose its decision regarding whether or not to accept the nominee’s resignation letter.

The acting chair may direct that elections be held by use of an electronic voting system. Electronic resolutions and elections are considered equal to resolutions and elections taken by way of a written ballot.

The Swiss Code and/or Transocean-Switzerland’s articles of association require the affirmative vote of at least two-thirds of the voting rights and a majority of the par value of the registered shares, each as represented at a general meeting to approve the following matters:

•	the amendment to or the modification of the purpose of Transocean-Switzerland;

•	the creation of shares with privileged voting rights;

•	the restriction on the transferability of shares and any amendment in relation thereto;

•	the restriction on the exercise of the right to vote and any amendment in relation thereto;

•	an authorized or conditional increase in the nominal share capital;

•

an increase in the nominal share capital (1) through the conversion of capital surplus, (2) through a contribution in kind, or (3) in exchange for an acquisition of assets, or a grant of special privileges;

•	the restriction or withdrawal of preemptive rights;

•	a change in the place of incorporation of Transocean-Switzerland;

•	the conversion of registered shares into bearer shares and vice versa; and

•	the dissolution of Transocean-Switzerland.

The same supermajority voting requirements apply to resolutions in relation to transactions among corporations based on Switzerland’s Federal Act on Mergers, Demergers, Transformations and the Transfer of Assets (the “Merger Act”), including a merger, demerger or conversion of a corporation (other than a cash-out or certain squeeze-out mergers, in which minority shareholders of the company being acquired may be compensated in a form other than through shares of the acquiring company, for instance, through cash or securities of a parent company of the acquiring company or of another company—in such a merger, an affirmative vote of 90% of the outstanding registered shares is required). Swiss law may also impose this supermajority voting requirement in connection with the sale of “all or substantially all of its assets” by Transocean-Switzerland. See “—Compulsory Acquisitions; Appraisal Rights.”

Transocean-Switzerland’s articles of association require the affirmative vote of at least two-thirds of the registered shares recorded in the commercial register and entitled to vote at a general meeting to approve the following matters:

•	the removal of a member of the board of directors;

•	any changes to Article 14, paragraph 1 specifying advance notice of proposal requirements;

•	any changes to Article 20 specifying supermajority vote requirements;

•	any changes to Article 21 specifying quorum requirements;

•	any changes to Article 22 specifying the number of members of the board of directors;

•	any changes to Article 23 specifying the classification of the board of directors; and

•	any changes to Article 24 specifying the indemnification provisions for directors and officers.

Transocean-Switzerland’s articles of association require the affirmative vote of holders of the number of registered shares of Transocean-Switzerland equal to the sum of (A) 66 2/3% of the number of all registered shares outstanding and entitled to vote at a general meeting, plus (B) a number of registered shares outstanding and entitled to vote at the general meeting that is equal to one-third of the number of registered shares held by an interested shareholder, for Transocean-Switzerland to engage in any business combination with an interested shareholder (as those terms are defined in Transocean-Switzerland’s articles of association) and for the amendment of the provisions in Transocean-Switzerland’s articles of association relating to this shareholder approval requirement.

Quorum for General Meetings

The presence of shareholders, in person or by proxy, holding at least a majority of the registered shares recorded in Transocean-Switzerland’s share register and generally entitled to vote at a meeting, is a quorum for the transaction of most business. Shareholders present, in person or by proxy, holding at least 66 2/3% of the registered shares recorded in the commercial register and generally entitled to vote at a general meeting constitute the required quorum at a general meeting to consider or adopt a resolution to amend, vary, suspend the operation of or cause any of the following provisions of Transocean-Switzerland’s articles of association to cease to apply:

•	Article 18—which relates to proceedings and procedures at general meetings;

•	Article 19(f)—which relates to business combinations with interested shareholders;

•	Article 20—which sets forth the level of shareholder approval required for certain matters;

•	Article 21—which sets forth the quorum at a general meeting required for certain matters, including the removal of a member of the board of directors; and

•	Articles 22, 23 and 24—which relate to the election and appointment of directors.

Under the Swiss Code, the board of directors has no authority to waive quorum requirements stipulated in the articles of association.

Inspection of Books and Records

Under the Swiss Code, a shareholder has a right to inspect the share register with regard to his own shares and otherwise to the extent necessary to exercise his shareholder rights. No other person has a right to inspect the share register. The books and correspondence of a Swiss company may be inspected with the express authorization of the general meeting of shareholders or by resolution of the board of directors and subject to the safeguarding of the company’s business secrets. At a general meeting of shareholders, any shareholder is entitled to request information from the board of directors concerning the affairs of the company. Shareholders may also ask the auditor questions regarding its audit of the company. The board of directors and the auditor must answer shareholders’ questions to the extent necessary for the exercise of shareholders’ rights and subject to prevailing business secrets or other material interests of Transocean-Switzerland.

Special Investigation

If the shareholders’ inspection and information rights as outlined above prove to be insufficient, any shareholder may propose to the general meeting of shareholders that specific facts be examined by a special commissioner in a special investigation. If the general meeting of shareholders approves the proposal, Transocean-Switzerland or any shareholder may, within 30 calendar days after the general meeting of shareholders, request the court at Transocean-Switzerland’s registered office to appoint a special commissioner. If the general meeting of shareholders rejects the request, one or more shareholders representing at least 10% of the share capital or holders of registered shares in an aggregate par value of at least 2 million Swiss francs may request the court to appoint a special commissioner. The court will issue such an order if the petitioners can demonstrate that the board of directors, any member of the board or an officer of Transocean-Switzerland infringed the law or Transocean-Switzerland’s articles of association and thereby damaged the company or the shareholders. The costs of the investigation would generally be allocated to Transocean-Switzerland and only in exceptional cases to the petitioners.

Compulsory Acquisitions; Appraisal Rights

Business combinations and other transactions that are binding on all shareholders are governed by the Merger Act. A statutory merger or demerger requires that at least 66 2/3% of the registered shares and a majority of the par value of the registered shares represented at the general meeting of shareholders vote in favor of the transaction. Under the Merger Act, a “demerger” may take two forms:

•

a legal entity may divide all of its assets and transfer such assets to other legal entities, with the shareholders of the transferring entity receiving equity securities in the acquiring entities and the transferring entity dissolving upon deregistration in the commercial register; or

•	a legal entity may transfer all or a portion of its assets to other legal entities, with the shareholders of the transferring entity receiving equity securities in the acquiring entities.

If a transaction under the Merger Act receives all of the necessary consents, all shareholders would be compelled to participate in the transaction. See “—Voting Rights.”

Swiss companies may be acquired by an acquirer through the direct acquisition of the share capital of the Swiss company. With respect to corporations limited by shares, such as Transocean-Switzerland, the Merger Act provides for the possibility of a so-called “cash-out” or “squeeze-out” merger if the acquirer controls 90% of the outstanding registered shares. In these limited circumstances, minority shareholders of the company being acquired may be compensated in a form other than through shares of the acquiring company (for instance, through cash or securities of a parent company of the acquiring company or of another company). For business combinations effected in the form of a statutory merger or demerger and subject to Swiss law, the Merger Act provides that if the equity rights have not been adequately preserved or compensation payments in the transaction are unreasonable, a shareholder may request the competent court to determine a reasonable amount of compensation.

In addition, under Swiss law, the sale of “all or substantially all of its assets” by Transocean-Switzerland may require a resolution of the general meeting of shareholders passed by holders of at least two-thirds of the voting rights and a majority of the par value of the registered shares, each as represented at the general meeting of shareholders. Whether or not a shareholder resolution is required depends on the particular transaction, including whether the following test is satisfied:

•	the company sells a core part of its business, without which it is economically impracticable or unreasonable to continue to operate the remaining business;

•	the company’s assets, after the divestment, are not invested in accordance with the company’s statutory business purpose; and

•

the proceeds of the divestment are not earmarked for reinvestment in accordance with the company’s business purpose but, instead, are intended for distribution to shareholders or for financial investments unrelated to the company’s business.

If all of the foregoing apply, a shareholder resolution would likely be required.

Anti-Takeover Provisions

Transocean-Switzerland’s articles of association have provisions that could have an anti-takeover effect. These provisions are intended to enhance the likelihood of continuity and stability in the composition of the board of directors and in the policies formulated by the board of directors, and may have the effect of discouraging actual or threatened changes of control by limiting certain actions that may be taken by a potential acquirer prior to its having obtained sufficient control to adopt a special resolution amending Transocean-Switzerland’s articles of association.

The articles of association provide that Transocean-Switzerland’s board of directors will be divided into three classes serving staggered three-year terms. Under the Swiss Code, directors may at any time, with or without cause, be removed from office by resolution of the shareholders at a general meeting of shareholders, provided that a proposal for such resolution has been put on the agenda for the meeting in accordance with the requirements of the Swiss Code and Transocean-Switzerland’s articles of association. Transocean-Switzerland’s articles of association provide that a decision of the shareholders at a general meeting to remove a director requires the vote of shareholders holding at least 66 2/3% of the registered shares outstanding and entitled to vote at that meeting.

Transocean-Switzerland’s articles of association include a provision that is based on the Delaware law regarding business combinations. This provision provides that, in general, absent the approval of holders of the number of registered shares of Transocean-Switzerland equal to the sum of (A) 66 2/3% of the number of all registered shares entitled to vote at a general meeting, plus (B) a number of registered shares entitled to vote at the general meeting that is equal to one-third of the number of registered shares held by the interested shareholder, Transocean-Switzerland may not engage in a business combination with an interested shareholder for a period of three years after the time of the transaction in which the person became an interested shareholder.

The shareholder approval requirement for business combinations with interested shareholders does not apply in some cases, including if:

•

Transocean-Switzerland’s board of directors, prior to the time of the transaction in which the person became an interested shareholder, approves (1) the business combination or (2) the transaction as a result of which the shareholder becomes an interested shareholder; or

•

upon consummation of the transaction that resulted in the shareholder becoming an interested shareholder, the interested shareholder owned at least 85% of the registered shares outstanding and entitled to vote at a general meeting of Transocean-Switzerland at the time the transaction commenced.

As defined in Transocean-Switzerland’s articles of association, an interested shareholder generally includes any person who, together with that person’s affiliates or associates, (1) owns 15% or more of the voting shares of the company or (2) is an affiliate or associate of the company and owned 15% or more of the voting shares of the company at any time within the previous three years.

Under Swiss law, there is generally no prohibition of business combinations with interested shareholders. However, in certain circumstances, shareholders and members of the board of directors of Swiss companies, as well as certain persons associated with them, must refund any payments they receive that are not made on an arm’s length basis.

Upon completion of the Transaction, Transocean-Switzerland’s articles of association will include an authorized share capital, according to which the board of directors is authorized, at any time during a maximum two-year period, to issue a number of registered shares up to 50% of the share capital registered in the commercial register and to limit or withdraw the preemptive rights of the existing shareholders in various circumstances, including (1) following a shareholder or group of shareholders acting in concert having acquired in excess of 15% of the share capital registered in the commercial register without having submitted a takeover proposal to shareholders that is recommended by the board of directors or (2) for purposes of the defense of an actual, threatened or potential unsolicited takeover bid, in relation to which the board of directors has, upon consultation with an independent financial adviser retained by the board of directors, not recommended acceptance to the shareholders.

For other provisions that could be considered to have an anti-takeover effect, in addition to “—Preemptive Rights and Advance Subscription Rights” and “—General Meetings of Shareholders” above, see “—Corporate Governance” below.

Corporate Governance

Transocean-Switzerland’s organizational regulations stipulate the following with respect to the composition of the board of directors and management until November 27, 2009, the second anniversary of Transocean-Cayman’s merger transaction with GlobalSantaFe:

•

the board of directors will consist of 14 directors, an equal number of whom were designated prior to the merger transaction by Transocean-Cayman, whom we refer to as the Transocean designated directors, and by GlobalSantaFe, whom we refer to as the GlobalSantaFe designated directors;

•	the removal, replacement or appointment of a new chairman will require the vote of two-thirds of the entire board of directors;

•	each committee of the board of directors will consist of an equal number of Transocean designated directors and GlobalSantaFe designated directors;

•	the chairman of each of the audit committee and the executive compensation committee of the board of directors will be a GlobalSantaFe designated director;

•	the chairman of each of the corporate governance committee and the finance and benefits committee of the board of directors will be a Transocean designated director;

•

in the event that a Transocean designated director or a GlobalSantaFe designated director dies, resigns, is removed from or otherwise fails to serve on the board of directors, the remaining Transocean designated directors or GlobalSantaFe designated directors, as applicable, may designate a nominee for such director’s replacement; and

•	the removal, replacement or appointment of a new Chief Executive Officer or President and Chief Operating Officer will require the vote of two-thirds of the entire board of directors.

These provisions of the organizational regulations may not be amended without the vote of a majority of the Transocean designated directors and a majority of the GlobalSantaFe designated directors.

Legal Name; Formation; Fiscal Year; Registered Office

The legal and commercial name of Transocean-Switzerland is Transocean Ltd. Transocean-Switzerland was initially formed on August 18, 2008. Transocean-Switzerland is incorporated and domiciled in Zug, Canton of Zug, Switzerland, and operates under the Swiss Code as a stock corporation (Aktiengesellschaft). Transocean-Switzerland is recorded in the Commercial Register of the Canton of Zug with the registration number CH-170.3.032.555-9. Transocean-Switzerland’s fiscal year is the calendar year.

The address of Transocean-Switzerland’s registered office is Transocean Ltd., c/o Reichlin & Hess Rechtsanwälte, Hofstrasse 1A, 6300 Zug, Switzerland, and the telephone number at that address is +41-(0)41-729-1070.

Corporate Purpose

Currently, Transocean-Switzerland is a subsidiary of Transocean-Cayman, and its business purpose is to acquire, hold, manage, exploit and sell, whether directly or indirectly, participations in businesses in Switzerland and abroad, in particular businesses that are involved in the utilization of natural resources, and to provide financing for this purpose. Upon completion of the Transaction, Transocean-Switzerland will become the new holding company of the Transocean group. Transocean-Switzerland’s amended business purpose will be to acquire, hold, manage, exploit and sell, whether directly or indirectly, participations in businesses in Switzerland and abroad, in particular in businesses that are involved in offshore contract drilling services for oil and gas wells, oil and gas drilling management services, drilling engineering services and drilling project management services and oil and gas exploration and production activities, and to provide financing for this purpose. The company may acquire, hold, manage, mortgage and sell real estate and intellectual property rights in Switzerland and abroad.

Duration; Dissolution; Rights upon Liquidation

Transocean-Switzerland’s duration is unlimited. Transocean-Switzerland may be dissolved at any time with the approval of shareholders holding two-thirds of the voting rights and a majority of the par value of the registered shares represented at a general meeting. Dissolution by court order is possible if Transocean-Switzerland becomes bankrupt, or for cause at the request of shareholders holding at least 10% of Transocean-Switzerland’s share capital. Under Swiss law, any surplus arising out of liquidation, after the settlement of all claims of all creditors, will be distributed to shareholders in proportion to the paid-up par value of registered shares held, subject to Swiss withholding tax requirements.

Uncertificated Shares

Transocean-Switzerland is authorized to issue registered shares in certificated or uncertificated form. Transocean-Switzerland currently issues registered shares in uncertificated, book-entry form.

Stock Exchange Listing

Upon the completion of the Transaction, the registered shares will be listed on the New York Stock Exchange and trade under the symbol “RIG.”

No Sinking Fund

The registered shares have no sinking fund provisions.

No Liability for Further Calls or Assessments

The registered shares to be issued in the Transaction will be duly and validly issued, fully paid and nonassessable.

No Redemption and Conversion

The registered shares are not convertible into shares of any other class or series or subject to redemption either by Transocean-Switzerland or the holder of the shares.

Transfer and Registration of Shares

Transocean-Switzerland has not imposed any restrictions applicable to the transfer of Transocean-Switzerland registered shares. Transocean-Switzerland’s share register will initially be kept by The Bank of New York, which acts as transfer agent and registrar. The share register reflects only record owners of Transocean-Switzerland shares. Swiss law does not recognize fractional share interests.

COMPARISON OF RIGHTS OF SHAREHOLDERS

Your rights as a shareholder of Transocean-Cayman are governed by Cayman Islands law and Transocean-Cayman’s memorandum and articles of association. After the Transaction, you will become a shareholder of Transocean-Switzerland, and your rights will be governed by Swiss law and Transocean-Switzerland’s articles of association and organizational regulations (the latter being analogous to bylaws).

Many of the principal attributes of Transocean-Cayman’s ordinary shares and Transocean-Switzerland’s registered shares will be similar. However, there are differences between your rights under Swiss law and under the corporate statutory and common law of the Cayman Islands, which is modeled on certain provisions of the corporate statutory law of England and Wales and in respect of which the common law of England and Wales is highly persuasive authority as to questions of Cayman Islands law. In addition, there are differences between Transocean-Cayman’s memorandum and articles of association and Transocean-Switzerland’s articles of association and organizational regulations (the later being analogous to bylaws). Furthermore, the counterparts of some provisions that are included in Transocean-Cayman’s articles of association are included in Transocean-Switzerland’s organizational regulations. As a result, Transocean-Switzerland’s board of directors will be able to amend these provisions without shareholder approval, which Transocean-Cayman’s board of directors is currently unable to do. The following discussion is a summary of material changes in your rights resulting from the Redomestication. This summary is not complete and does not cover all of the differences between Swiss law and Cayman Islands law affecting companies and their shareholders or all the differences between Transocean-Cayman’s memorandum and articles of association and Transocean-Switzerland’s articles of association and organizational regulations. We believe this summary is accurate. It is, however, subject to the complete text of the relevant provisions of the Swiss Code of Obligations, in particular articles 620 through 763 of the Swiss Code, and Switzerland’s Federal Act on Mergers, Demergers, Transformations and the Transfer of Assets (the “Merger Act”), the Companies Law (as amended) of the Cayman Islands (the “Companies Law”), Transocean-Cayman’s memorandum and articles of association and Transocean-Switzerland’s articles of association and organizational regulations. We encourage you to read those laws and documents. Transocean-Switzerland’s articles of association and organizational regulations are attached to this proxy statement as Annex F and Annex G, respectively. For information as to how you can obtain Transocean-Cayman’s memorandum and articles of association, see “Where You Can Find More Information.”

Capitalization

Transocean-Cayman. The authorized share capital of Transocean-Cayman is comprised of 800,000,000 ordinary shares, par value $0.01 per share, and 50,000,000 shares, par value $0.10 per share, which may be designated and created as shares of any other class or series with such rights and powers as determined by the board of directors in accordance with Transocean-Cayman’s articles of association. The board of directors of Transocean-Cayman may authorize the issuance of additional shares up to the amount of the authorized capital without obtaining additional shareholder approval.

Transocean-Switzerland. Upon completion of the Transaction, the registered share capital of Transocean-Switzerland is expected to be approximately 7.4 billion Swiss francs (assuming a par value of 22.00 Swiss francs per share), comprised of approximately 335 million registered shares with a par value per share equal to the lesser of (1) 30.00 Swiss francs and (2) 30 percent of the closing price of a Transocean-Cayman ordinary share on the New York Stock Exchange immediately prior to the effective time of the Transaction, converted into Swiss francs and rounded down to the nearest whole number. The board of directors may not create shares with increased voting powers without the affirmative resolution adopted by shareholders holding at least 66 2/3% of the voting rights and a majority of the par value of the registered shares represented at a general meeting. The board of directors may create preferred stock with the vote of a majority of both the voting rights and the par value of the registered shares represented at a general meeting. Immediately after the Transaction, Transocean-Switzerland will only have one class of shares outstanding, so all references to “voting rights” in this “Comparison of Rights of Shareholders” will mean the voting rights of Transocean-Switzerland’s registered shares with a par value per share determined as described above, unless another class of shares is subsequently created. Likewise, a “majority of the par value of the registered shares” will mean a majority of the par value of Transocean-Switzerland’s registered shares with a par value per share determined as described above.

Immediately prior to the Transaction, Transocean-Switzerland will not have any share capital authorized for future issuance. Upon completion of the Transaction, the board of directors will be authorized to issue new registered shares at any time during a two-year period and thereby increase the share capital, without shareholder approval, by a maximum amount of 50% of the share capital registered in the commercial register, which is expected to be approximately 3.7 billion Swiss francs (assuming a par value of 22.00 Swiss francs per share), or approximately 168 million registered shares. After the expiration of the initial two-year period, and each subsequent two-year period, authorized share capital will be available to the board of directors for issuance of additional registered shares only if the authorization is reapproved by shareholders.

In an authorized capital increase, Transocean-Switzerland shareholders would have preemptive rights to obtain newly issued registered shares in an amount proportional to the par value of the registered shares they already hold. However, the board of directors may withdraw or limit these preemptive rights in certain circumstances as set forth in Transocean-Switzerland’s articles of association. For further details on these circumstances, see “—Preemptive Rights and Advance Subscription Rights.”

Immediately prior to the Transaction, Transocean-Switzerland will not have any conditional share capital. Upon completion of the Transaction, Transocean-Switzerland’s articles of association will provide for a conditional capital that, following the effectiveness of the Transaction, will allow the board of directors to authorize the issuance of additional registered shares up to a maximum amount of 50% of the share capital registered in the commercial register (which is expected to be approximately 168 million registered shares) without obtaining additional shareholder approval. These registered shares may be issued through:

•

the exercise of conversion, exchange, option, warrant or similar rights for the subscription of shares granted in connection with bonds, options, warrants or other securities newly or already issued in national or international capital markets or new or already existing contractual obligations by or of Transocean-Switzerland, one of its subsidiaries, or any of their respective predecessors; or

•

in connection with the issuance of registered shares, options or other share-based awards to directors, employees, contractors, consultants or other persons providing services to Transocean-Switzerland or one of its subsidiaries.

In connection with the issuance of bonds, notes, warrants or other financial instruments or contractual obligations convertible into or exercisable or exchangeable for Transocean-Switzerland registered shares, the board of directors is authorized to withdraw or limit the advance subscription rights of shareholders in certain circumstances. See “—Preemptive Rights and Advance Subscription Rights” below.

The preemptive rights of shareholders are excluded with respect to registered shares issued to directors, employees, contractors or other persons providing services to Transocean-Switzerland or one of its subsidiaries.

Preemptive Rights and Advance Subscription Rights

Transocean-Cayman. Holders of Transocean-Cayman ordinary shares have no preemptive or preferential right to purchase any securities of Transocean-Cayman. As a result, as described below under “—Other Anti-Takeover Measures,” the board of directors may authorize the issuance of securities that could discourage a takeover or other transaction without offering the securities to each holder of Transocean-Cayman ordinary shares.

Transocean-Switzerland. Under the Swiss Code, the prior approval of a general meeting of shareholders is generally required to authorize, for later issuance, the issuance of registered shares, or rights to subscribe for, or convert into, registered shares (which rights may be connected to debt instruments or other obligations). In addition, the existing shareholders will have preemptive rights in relation to such registered shares or rights in proportion to the respective par values of their holdings. The shareholders may, with the affirmative vote of shareholders holding 66 2/3% of the voting rights and a majority of the par value of the registered shares represented at the general meeting, withdraw or limit the preemptive rights for valid reasons (such as a merger, an acquisition or any of the reasons authorizing the board of directors to withdraw or limit the preemptive rights of shareholders in the context of an authorized capital increase as described below).

If the general meeting of shareholders has approved the creation of authorized or conditional capital, it thereby delegates the decision whether to withdraw or limit the preemptive and advance subscription rights for valid reasons to the board of directors. Transocean-Switzerland’s articles of association provide for this delegation with respect to Transocean-Switzerland’s authorized and conditional share capital in the circumstances described below.

The board of directors is authorized to withdraw or limit the preemptive rights with respect to the issuance of registered shares from authorized capital if:

•	the issue price of the new registered shares is determined by reference to the market price;

•

the registered shares are issued in connection with the acquisition of an enterprise or business or any part of an enterprise or business, the financing or refinancing of any such transactions or the financing of new investment plans of Transocean-Switzerland;

•

the registered shares are issued in connection with the intended broadening of the shareholder constituency of the company in certain financial or investor markets, for the purposes of the participation of strategic partners, or in connection with the listing of the shares on domestic or foreign stock exchanges;

•

in connection with a placement or sale of registered shares, the grant of an over-allotment option of up to 20% of the total number of registered shares in a placement or sale of registered shares to the initial purchasers or underwriters;

•	for the participation of directors, employees, contractors, consultants and other persons performing services for the benefit of Transocean-Switzerland; or

•

either (1) following a shareholder or group of shareholders acting in concert having acquired in excess of 15% of the share capital recorded in the commercial register without having submitted a takeover proposal to shareholders that is recommended by the board of directors or (2) for purposes of the defense of an actual, threatened or potential unsolicited takeover bid, in relation to which the board of directors has, upon consultation with an independent financial adviser retained by the board of directors, not recommended acceptance to the shareholders.

In connection with the issuance of bonds, notes, warrants or other financial instruments or contractual obligations convertible into or exercisable or exchangeable for Transocean-Switzerland registered shares, the preemptive rights of shareholders are excluded and the board of directors is authorized to withdraw or limit the advance subscription rights of shareholders with respect to registered shares issued from Transocean-Switzerland’s conditional share capital if the issuance is for purposes of the acquisition of an enterprise or business, the financing or refinancing of any such transactions, or if the issuance occurs in national or international capital markets or through a private placement.

If the advance subscription rights are withdrawn or limited:

•	the respective financial instruments or contractual obligations will be issued or entered into at market conditions;

•

the conversion, exchange or exercise price, if any, for the instruments or obligations will be set with reference to the market conditions prevailing at the date on which the instruments or obligations are issued or entered into; and

•	the instruments or obligations may be converted, exercised or exchanged during a maximum period of 30 years.

The preemptive rights and the advance subscription rights of shareholders are excluded with respect to registered shares issued from Transocean-Switzerland’s conditional share capital to directors, employees, contractors, consultants or other persons providing services to Transocean-Switzerland or any of its subsidiaries. For more information on authorized and conditional capital, see “—Capitalization” above.

Distributions and Dividends; Repurchases and Redemptions

Transocean-Cayman. Transocean-Cayman is not required to present proposed dividends to its shareholders for approval or adoption. Under Cayman Islands law, the board of directors of Transocean-Cayman may declare the payment of dividends to the ordinary shareholders out of Transocean-Cayman’s:

•	profits available for distribution; or

•

a “share premium account,” which represents the excess of the price paid to Transocean-Cayman on issue of its shares over the par or “nominal” value of those shares, which is similar to the U.S. concept of additional paid-in capital.

However, no dividends may be paid if, after payment, Transocean-Cayman would not be able to pay its debts as they come due in the ordinary course of business. Profits available for distribution are Transocean-Cayman’s accumulated, realized profits so far as not previously utilized through distribution or capitalization, less its accumulated, realized losses so far as not previously written off in a reduction or reorganization of capital.

Under the Companies Law, shares of a Cayman Islands company may be redeemed or repurchased out of profits of the company, out of the proceeds of a new issuance of shares made for that purpose or out of capital (including the share premium account), provided that the company has the ability to pay its debts as they come due in the ordinary course of business. Redeemed or repurchased shares automatically have the status of authorized but unissued shares and may be subsequently issued in accordance with Transocean-Cayman’s memorandum and articles of association.

Under Transocean-Cayman’s articles of association, Transocean-Cayman may, upon the agreement of a shareholder, repurchase all or part of the ordinary shares of such shareholder, whether or not the company has made a similar offer to all or any of the other shareholders. Transocean-Cayman’s ordinary shares are not redeemable.

Transocean-Switzerland. Under Swiss law, dividends may be paid out only if the corporation has sufficient distributable profits from the previous fiscal year, or if the corporation has freely distributable reserves, each as will be presented on the audited annual stand-alone statutory balance sheet. Payments out of the registered share capital (in other words, the aggregate par value of Transocean-Switzerland’s registered share capital) in the form of dividends are not allowed; however, payments out of registered share capital may be made by way of a capital reduction, as described below. Qualifying additional paid-in capital may only be paid out as dividends to shareholders following approval by the shareholders of a reclassification of such qualifying additional paid-in capital as freely distributable reserves (to the extent permissible under the Swiss Code). Transocean-Switzerland may seek to reclassify its qualifying additional paid-in capital to freely distributable reserves as early as its first general meeting following completion of the Transaction. The affirmative vote of shareholders holding a majority of the registered shares represented at a general meeting must approve reserve reclassifications and distributions of dividends. The board of directors may propose to shareholders that a dividend be paid but cannot itself authorize the dividend.

Under the Swiss Code, if Transocean-Switzerland’s general reserves amount to less than 20% of the share capital recorded in the commercial register (i.e., 20% of the aggregate par value of Transocean-Switzerland’s registered capital), then at least 5% of Transocean-Switzerland’s annual profit must be retained as general reserves. The Swiss Code and Transocean-Switzerland’s articles of association permit Transocean-Switzerland to accrue additional general reserves. In addition, Transocean-Switzerland is required to create a special reserve on its stand-alone annual statutory balance sheet in the amount of the purchase price of registered shares it or any of its subsidiaries repurchases, which amount may not be used for dividends or subsequent repurchases.

Swiss companies generally must maintain a separate company, stand-alone “statutory” balance sheet for the purpose of, among other things, determining the amounts available for the return of capital to shareholders, including by way of a distribution of dividends. Transocean-Switzerland’s auditor must confirm that a dividend proposal made to shareholders conforms with the requirements of the Swiss Code and Transocean-Switzerland’s articles of association. Dividends are usually due and payable shortly after the shareholders have passed a resolution approving the payment. Transocean-Switzerland’s articles of association provide that dividends that have not been claimed within five years after the due date become the property of Transocean-Switzerland and are allocated to the general reserves. For information about deduction of the withholding tax from dividend payments, see “Material Tax Considerations—Swiss Tax Considerations.”

The Swiss Code limits a company’s ability to hold or repurchase its own registered shares. Transocean-Switzerland and its subsidiaries may only repurchase shares if and to the extent that sufficient freely distributable reserves are available, as described above. The aggregate par value of all Transocean-Switzerland registered shares held by Transocean-Switzerland and its subsidiaries may not exceed 10% of the registered share capital. However, Transocean-Switzerland may repurchase its own registered shares beyond the statutory limit of 10% if the shareholders have passed a resolution at a general meeting of shareholders authorizing the board of directors to repurchase registered shares in an amount in excess of 10% and the repurchased shares are dedicated for cancellation. Any registered shares repurchased pursuant to such an authorization will then be cancelled at the next general meeting upon the approval of shareholders holding a majority of the registered shares represented at the general meeting. Repurchased registered shares held by Transocean-Switzerland or its subsidiaries do not carry any rights to vote at a general meeting of shareholders but are entitled to the economic benefits generally associated with the shares. For information about withholding tax and share repurchases, see “Material Tax Considerations—Swiss Tax Considerations.”

Capital distributions may also take the form of a distribution of cash or property that is based upon a reduction of Transocean-Switzerland’s share capital recorded in the commercial register. Such a capital reduction requires the approval of shareholders holding a majority of the registered shares represented at the general meeting. A special audit report must confirm that creditors’ claims remain fully covered despite the reduction in the share capital recorded in the commercial register. Upon approval by the general meeting of shareholders of the capital reduction, the board of directors must give public notice of the capital reduction resolution in the Swiss Official Gazette of Commerce three times and notify creditors that they may request, within two months of the third publication, satisfaction of or security for their claims.

Transocean-Switzerland will be required under Swiss law to declare any dividends and other capital distributions in Swiss francs. Transocean-Switzerland intends to make any dividend payments to holders of Transocean-Switzerland shares in U.S. dollars, unless the holders provide notice to our transfer agent, The Bank of New York, that they wish to receive dividend payments in Swiss francs. The Bank of New York will be responsible for paying the U.S. dollars or Swiss francs to registered holders of shares, less amounts subject to withholding for taxes.

Shareholder Approval of Business Combinations

Transocean-Cayman. Cayman Islands law provides for a procedure known as a “scheme of arrangement” that allows for business combinations and other transactions that are binding on all shareholders A scheme of arrangement is effected by the relevant Cayman Islands company applying for the consent of the Cayman Islands court to seek, and subsequently obtaining, the approval of holders of ordinary shares (1) representing a majority in number of the shareholders present and voting on the scheme of arrangement, whether in person or by proxy, and (2) representing 75% or more in value of the ordinary shares present and voting on the scheme of arrangement, whether in person or by proxy, in each case excluding any shares held by the acquiring party. If a scheme of arrangement receives the approval of shareholders and is subsequently sanctioned by the Cayman Islands court, all holders of ordinary shares of a company will be bound by the terms of the scheme of arrangement. Transocean’s Cayman Islands counsel, Walkers, has advised that where the statutory procedures have been complied with, the Cayman Islands court is likely to sanction such a scheme of arrangement that has been approved by the requisite votes of shareholders in the absence of bad faith, fraud or unequal treatment of shareholders.

Cayman Islands companies may also engage in a business combination through the direct acquisition by an acquirer of the share capital of the Cayman Islands company. The Companies Law provides that when an offer is made for ordinary shares of a Cayman Islands company and, within four months of the offer, the holders of not less than 90% of those shares accept, the offeror may, for two months after that four-month period, require the remaining ordinary shareholders to transfer their ordinary shares on the same terms as the original offer. In those circumstances, nontendering shareholders will be compelled to sell their shares, unless within one month from the date on which the notice to compulsorily acquire was given to the nontendering shareholder, the nontendering shareholder is able to convince a Cayman Islands court to order otherwise.

In addition, Transocean-Cayman’s articles of association provide that, in order for it to sell, lease or exchange all or substantially all of its property or assets, other than in transactions with entities it controls, it must first obtain:

•	approval by the board of directors; and

•	approval of the holders of at least a majority of the issued shares generally entitled to vote.

Although Transocean-Cayman’s articles of association contain the provision described above, Cayman Islands law does not impose a separate shareholder approval requirement for a sale of substantially all of a company’s assets.

Transocean-Switzerland. Business combinations and other transactions that are binding on all shareholders are governed by the Merger Act. A statutory merger or demerger requires that at least 66 2/3% of the registered shares and a majority of the par value of the registered shares represented at the general meeting of shareholders vote in favor of the transaction. Under the Merger Act, a “demerger” may take two forms:

•

a legal entity may divide all of its assets and transfer such assets to other legal entities, with the shareholders of the transferring entity receiving equity securities in the acquiring entities and the transferring entity dissolving upon deregistration in the commercial register; or

•	a legal entity may transfer all or a portion of its assets to other legal entities, with the shareholders of the transferring entity receiving equity securities in the acquiring entities.

If a transaction under the Merger Act receives all of the necessary consents, all shareholders would be compelled to participate in the transaction. See “—Voting Rights.”

Swiss companies may be acquired by an acquirer through the direct acquisition of the share capital of the Swiss company. With respect to corporations limited by shares, such as Transocean-Switzerland, the Merger Act provides for the possibility of a so-called “cash-out” or “squeeze-out” merger if the acquirer controls 90% of the outstanding registered shares entitled to vote at a general meeting. In these limited circumstances, minority shareholders of the company being acquired may be compensated in a form other than through shares of the acquiring company (for instance, through cash or securities of a parent company of the acquiring company or of another company). Under the Merger Act, a shareholder has the right to request a court to review the adequacy of the compensation. For more information, see “—Appraisal Rights and Compulsory Acquisitions.”

In addition, under Swiss law, the sale of “all or substantially all of its assets” by Transocean-Switzerland may require a resolution of the general meeting of shareholders passed by holders of at least two-thirds of the voting rights and a majority of the par value of the registered shares, each as represented at the general meeting of shareholders. Whether or not a shareholder resolution is required depends on the particular transaction, including whether the following test is satisfied:

•	the company sells a core part of its business, without which it is economically impracticable or unreasonable to continue to operate the remaining business;

•	the company’s assets, after the divestment, are not invested in accordance with the company’s statutory business purpose; and

•

the proceeds of the divestment are not earmarked for reinvestment in accordance with the company’s business purpose but, instead, are intended for distribution to shareholders or for financial investments unrelated to the company’s business.

If all of the foregoing apply, a shareholder resolution would likely be required.

Special Vote Required for Combinations with Interested Shareholders

Transocean-Cayman. Transocean-Cayman’s articles of association include a provision that is based upon the Delaware law regarding business combinations. This provision provides that, in general, Transocean-Cayman may not engage in a business combination with an interested shareholder for a period of three years after the time of the transaction in which the person became an interested shareholder.

The prohibition on business combinations with interested shareholders does not apply in some cases, including if:

•

Transocean-Cayman’s board of directors, prior to the time of the transaction in which the person became an interested shareholder, approves (1) the business combination or (2) the transaction in which the shareholder becomes an interested shareholder;

•

upon consummation of the transaction that resulted in the shareholder becoming an interested shareholder, the interested shareholder owned at least 85% of the voting shares of Transocean-Cayman at the time the transaction commenced; or

•

the board of directors and the holders of at least 66 2/3% of the outstanding voting shares of Transocean-Cayman, excluding shares owned by the interested shareholder, approve the business combination on or after the time of the transaction in which the person became an interested shareholder.

As defined in Transocean-Cayman’s articles of association, an interested shareholder generally includes any person who, together with that person’s affiliates or associates, (1) owns 15% or more of the voting shares of the company or (2) is an affiliate or associate of the company and owned 15% or more of the voting shares of the company at any time within the previous three years.

Although Transocean-Cayman’s articles of association contain the provisions described above, under Cayman Islands law there is generally no prohibition on business combinations with interested shareholders.

Transocean-Switzerland. Transocean-Switzerland’s articles of association include a provision that is based on the Delaware law regarding business combinations and in substance corresponds to the business combination provision in Transocean-Cayman’s articles of association. The provision in Transocean-Switzerland’s articles of association provides that, subject to exceptions that in substance correspond to the exceptions in the business combination provision in Transocean-Cayman’s articles of association, absent the approval of holders of the number of registered shares of Transocean-Switzerland equal to the sum of (A) 66 2/3% of the number of all registered shares entitled to vote at a general meeting, plus (B) a number of registered shares entitled to vote at the general meeting that is equal to one-third of the number of registered shares held by the interested shareholder, Transocean-Switzerland may not engage in a business combination with an interested shareholder for a period of three years after the time of the transaction in which the person became an interested shareholder.

Although Transocean-Switzerland’s articles of association contain the provisions described above, under Swiss law there is generally no prohibition of business combinations with interested shareholders. However, in certain circumstances, shareholders and members of the board of directors of Swiss companies, as well as certain persons associated with them, must refund any payments they receive that are not made on an arm’s length basis.

Other Anti-Takeover Measures

Transocean-Cayman. Transocean-Cayman does not have a shareholder rights plan, but Transocean believes a shareholder rights plan could be implemented under Cayman Islands law. Transocean-Cayman’s articles of association expressly authorize the board of directors to implement, at its sole discretion, the issuance of a preferred share purchase right to be attached to each issued ordinary share with such terms and for such purposes, including the influencing of takeovers, as may be described in a rights agreement between Transocean-Cayman and a rights agent.

The board of directors of Transocean-Cayman is also authorized, without obtaining any vote or consent of the holders of any class or series of shares unless expressly provided by the terms of a class or series, to issue from time to time any other classes or series of shares with the designations and relative powers, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or terms or conditions of redemption as it considers fit. The board of directors could authorize the issuance of preference shares with terms and conditions that could discourage a takeover or other transaction that holders of some or a majority of the ordinary shares might believe to be in their best interests or in which holders might receive a premium for their shares over the then market price of the shares. No preference shares have been established as of the date of this proxy statement.

For other provisions that could be considered to have an anti-takeover effect, in addition to “—Preemptive Rights and Advance Subscription Rights” and “—Special Vote Required for Combinations with Interested Shareholders” above, see “—Special Meetings of Shareholders,” “—Board and Committee Composition; Management,” “—Election of Directors; Staggered Terms of Directors,” “—Removal of Directors,” “—Amendment of Governing Documents” and “—Director Nominations; Proposals of Shareholders” below.

Transocean-Switzerland. Transocean-Switzerland does not have a shareholder rights plan. Rights plans generally discriminate in the treatment of shareholders by imposing restrictions on any shareholder who exceeds a level of ownership interest without the approval of the board of directors. Anti-takeover measures such as rights plans that are implemented by the board of directors would be restricted under Swiss corporate law by the principle of equal treatment of shareholders and the general rule that new shares may only be issued based on a shareholders’ resolution. However, upon completion of the Transaction, Transocean-Switzerland’s articles of association will include an authorized share capital, according to which the board of directors is authorized, at any time during a maximum two-year period, to issue a number of registered shares of up to 50% of the share capital registered in the commercial register and to limit or withdraw the preemptive rights of the existing shareholders in various circumstances, including (1) following a shareholder or group of shareholders acting in concert having acquired in excess of 15% of the share capital registered in the commercial register without having submitted a takeover proposal to shareholders that is recommended by the board of directors or (2) for purposes of the defense of an actual, threatened or potential unsolicited takeover bid, in relation to which the board of directors has, upon consultation with an independent financial adviser retained by the board of directors, not recommended acceptance to the shareholders.

For other provisions that could be considered to have an anti-takeover effect, in addition to “—Preemptive Rights and Advance Subscription Rights” and “—Special Vote Required for Combinations with Interested Shareholders” above, see “—Special Meetings of Shareholders,” “—Board and Committee Composition; Management,” “—Election of Directors; Staggered Terms of Directors,” “—Removal of Directors,” “—Amendment of Governing Documents” and “—Director Nominations; Proposals of Shareholders” below.

Appraisal Rights and Compulsory Acquisitions

Transocean-Cayman. Neither Cayman Islands law nor Transocean-Cayman’s articles of association specifically provide for appraisal rights. However, in connection with the compulsory transfer of shares to a 90% shareholder of a Cayman company as described under “—Shareholder Approval of Business Combinations,” a minority shareholder may apply to the court within one month of receiving notice of the compulsory transfer objecting to that transfer. In these circumstances, the burden is on the minority shareholder to show that the court should exercise its discretion to prevent the compulsory transfer. Transocean has been advised that the court is unlikely to grant any relief to the minority shareholder in the absence of bad faith, fraud, unequal treatment of shareholders or collusion between the offeror and the holders of the shares who have accepted the offer as a means of unfairly forcing out or otherwise prejudicing minority shareholders.

Transocean-Switzerland. For business combinations effected in the form of a statutory merger or demerger and subject to Swiss law, the Merger Act provides that if the equity rights have not been adequately preserved or compensation payments in the transaction are unreasonable, a shareholder may request a competent court to determine a reasonable amount of compensation.

Election of Directors; Staggered Terms of Directors

Transocean-Cayman. Transocean-Cayman’s articles of association provide that the number of directors of Transocean-Cayman shall be not less than two or more than 14 plus the number of directors that any class or series of shares other than the ordinary shares may be entitled to elect, voting separately as a class. The board has the exclusive power to set the exact number of directors within that range. The board currently has 14 directors. The Companies Law does not contain provisions specifically related to classified boards of directors. However, Transocean-Cayman’s articles of association provide for a classified board of directors.

With respect to the election of directors, each holder of ordinary shares entitled to vote at the election has the right to vote, in person or by proxy, the number of shares held by him for as many persons as there are directors to be elected and for whose election that holder has a right to vote. Cumulative voting for the election of directors is prohibited by Transocean-Cayman’s articles of association.

Transocean-Cayman’s articles of association provide that directors may be elected at a general meeting by a plurality of the votes cast by the shareholders present in person or by proxy at the meeting. Transocean-Cayman has, however, adopted a majority vote policy in the election of directors as part of its Corporate Governance Guidelines. This policy provides that the board may nominate only those candidates for director who have submitted an irrevocable letter of resignation which would be effective upon and only in the event that (1) such nominee fails to receive a sufficient number of votes from shareholders in an uncontested election and (2) the board accepts the resignation. If a nominee who has submitted such a letter of resignation does not receive more votes cast “for” than “against” the nominee’s election, the corporate governance committee must promptly review the letter of resignation and recommend to the board whether to accept the tendered resignation or reject it. The board must then act on the corporate governance committee’s recommendation within 90 days following the certification of the shareholder vote. The board must promptly disclose its decision regarding whether or not to accept the nominee’s resignation letter.

Transocean-Switzerland. Transocean-Switzerland’s articles of association provide for the same range in the number of directors as Transocean-Cayman. Upon completion of the Transaction, Transocean-Switzerland will have the same directors as Transocean-Cayman. The board has the power to set the exact number of directors within the range, subject to election of the directors by the general meeting of shareholders.

Transocean-Switzerland’s articles of association provide for a classified board of directors. At each annual general meeting, each class of the directors whose term then expires shall be elected to hold office for a three-year term.

With respect to the election of directors, each holder of registered shares entitled to vote at the general meeting has the right to vote, in person or by proxy, the number of registered shares held by him for as many persons as there are directors to be elected. Transocean-Switzerland’s articles of association do not provide for cumulative voting for directors.

Transocean-Switzerland’s articles of association further provide that directors may be elected at a general meeting of shareholders by a plurality of the votes cast by the shareholders present in person or by proxy at the meeting. Transocean-Switzerland’s Corporate Governance Guidelines will have the same majority vote policy in the election of directors as is currently part of the Corporate Governance Guidelines of Transocean-Cayman.

Under the Swiss Code, board members may at any time, with or without cause and with immediate effect, resign from office.

Vacancies on Board of Directors

Transocean-Cayman. Transocean-Cayman’s articles of association provide that a vacancy or a newly created directorship may only be filled by the decision of a majority of the remaining directors.

Transocean-Switzerland. The Swiss Code provides that a vacancy or a newly created directorship as proposed by Transocean-Switzerland’s board of directors may only be filled upon approval by shareholders at a general meeting.

Removal of Directors

Transocean-Cayman. Transocean-Cayman’s articles of association provide that directors may only be removed by the holders of a majority of the shares who, being entitled to vote on the election of directors, attend and vote in person or by proxy at the relevant meeting, and then only for “cause,” defined as (1) an action by a director involving willful malfeasance, which conduct has a material adverse effect on Transocean-Cayman or (2) conviction of a felony.

Transocean-Switzerland. Under the Swiss Code, directors may at any time, with or without cause, be removed from office by resolution of the shareholders at a general meeting of shareholders, provided that a proposal for such resolution has been put on the agenda for the meeting in accordance with the requirements of the Swiss Code and Transocean-Switzerland’s articles of association. Transocean-Switzerland’s articles of association provide that a decision of the shareholders at a general meeting to remove a director requires the vote of shareholders holding at least 66 2/3% of the registered shares outstanding and entitled to vote at that meeting.

Board and Committee Composition; Management

Transocean-Cayman. Transocean-Cayman’s articles of association stipulate the following with respect to the composition of the company’s board of directors until November 27, 2009, the second anniversary of the company’s merger transaction with GlobalSantaFe Corporation:

•

the board will consist of 14 directors, an equal number of whom were designated prior to the merger transaction by Transocean-Cayman, referred to as the Transocean designated directors, and by GlobalSantaFe, referred to as the GlobalSantaFe designated directors;

•	the removal, replacement or appointment of a new chairman will require the vote of two-thirds of the entire board of directors;

•	each committee of the Board will consist of an equal number of Transocean designated directors and GlobalSantaFe designated directors;

•	the chairman of each of the audit committee and the executive compensation committee of the board will be a GlobalSantaFe designated director;

•	the chairman of each of the corporate governance committee and the finance and benefits committee of the board will be a Transocean designated director;

•

in the event that a Transocean designated director or a GlobalSantaFe designated director dies, resigns, is removed from or otherwise fails to serve on the board of directors, the remaining Transocean designated directors or GlobalSantaFe designated directors, as applicable, may designate such director’s replacement; and

•	the removal, replacement or appointment of a new Chief Executive Officer or President and Chief Operating Officer will require the vote of two-thirds of the entire board of directors.

Transocean-Switzerland. Transocean-Switzerland’s organizational regulations stipulate provisions with respect to board and committee composition and management substantially similar to those of Transocean-Cayman described above. However, under Swiss law, in the event that a Transocean designated director or a GlobalSantaFe designated director dies, resigns, is removed from or otherwise fails to serve on the board, the board of directors will not be able to fill a vacancy on the board on its own. Under Swiss law, the composition of the board of directors is subject to approval by the general meeting of shareholders. As a result, Transocean-Switzerland’s organizational regulations provide that the remaining Transocean designated directors or GlobalSantaFe designated directors, as applicable, may designate a nominee for election by the shareholders at the next general meeting.

Duties of the Board of Directors

Transocean-Cayman. The Companies Law does not specify the duties of directors. Judicial precedent in the Cayman Islands has defined the duties of a director as being the observance of general standards of loyalty, good faith, and the avoidance of a conflict of duty and self-interest. In the absence of a developed body of Cayman Islands law in this regard, the principles outlined by English common law are highly persuasive in the Cayman Islands courts. The duties of a director of a Cayman Islands company may be summarized as follows:

•

a duty to act in what the directors bona fide consider to be the best interests of the company (and in this regard it should be noted that what is in the best interests of the group (if any) of companies to which the company belongs is not necessarily in the best interests of the company). The interests of the company and the shareholders are distinct. However, in practical terms, there is often an overlap between the interests of the company and its shareholders as a whole;

•	a duty to exercise their powers for the purposes for which they are conferred;

•	a duty of trusteeship of the company’s assets;

•	the duty, where possible, to avoid conflicts of interest and of duty;

•	a duty to disclose personal interest in contracts involving the company;

•	a duty not to make secret profits from the directors’ office; and

•	a duty to act with skill and care.

In recent years the English and Commonwealth common law authorities have moved towards an objective test for the standard of skill and care that should be exercised by directors. It is likely that the Cayman Islands courts will follow these authorities. In consequence, the standard of care required to be met by the director of a

Cayman Islands company is that of a reasonably diligent person having both (1) the general knowledge, skill and experience that may reasonably be expected of a person carrying out the same functions as are carried out by that director in relation to that company, and (2) the specific knowledge, skill and experience that such director actually has. In consequence, there is a minimum objective standard based upon the functions given to the director in question but the standard may be raised where the director in question has more knowledge, skill and experience than would normally be expected. In addition, and based on a growing body of judicial precedent in England and the Commonwealth, the responsibilities of directors require that they take reasonable steps to place themselves in a position to guide and monitor the management of the company without relying blindly on the judgment of others. The foregoing notwithstanding, the duty of care is not absolute and it is still proper for directors to delegate management functions, especially in large companies such as Transocean-Cayman.

Transocean-Switzerland. A director of a Swiss company is bound to performance standards as specified in the Swiss Code. Under these standards, a director must act in accordance with the duties imposed by statutory law, in accordance with the company’s articles of association and in the best interest of the company. A director is generally disqualified from participating in a decision that directly affects him. A director must generally safeguard the interest of the company in good faith, adhere to a duty of loyalty and a duty of care and, absent special circumstances, extend equal treatment to all shareholders in like circumstances. The test for the duty of care is primarily objective: a director is required to apply the care a reasonable person would apply under the same circumstances. To some extent, particular skills and functions of a board member may be taken into consideration. The members of the board of directors of Transocean-Switzerland are liable to Transocean-Switzerland, its shareholders and, in bankruptcy, its creditors for damage caused by the violation of their duties.

To the extent that the Swiss Code allows the delegation by the board of directors to executive management, and such delegation is actually made by virtue of Transocean-Switzerland’s organizational regulations, the responsibility of the board of directors is limited to the due election, instruction and supervision of the executive management.

Indemnification of Directors and Officers; Insurance

Transocean-Cayman. Cayman Islands law does not limit the extent to which a company may indemnify its directors and officers except to the extent that such provision may be held by the Cayman Islands courts to be contrary to public policy. Based on advice from our Cayman Islands counsel, we believe that an indemnity for negligence generally will be enforceable. Similarly, an indemnity for acts or omissions by directors or officers in the performance of their duties that may be considered to be grossly negligent will probably be enforceable. It is less likely that a Cayman Islands court will enforce an indemnity for willful neglect or willful default by a director or officer in the performance of his duties, particularly with respect to matters evidencing bad faith on the part of the relevant director or officer. Indemnity for actions by directors or officers that are considered fraudulent or otherwise criminal will not, except in certain very limited circumstances, be enforceable.

Transocean-Cayman’s articles of association make indemnification of directors and officers and advancement of expenses to defend claims against directors and officers mandatory on the part of Transocean-Cayman to the fullest extent allowed by law.

Cayman Islands law permits the company, or each director or officer individually, to purchase and maintain insurance on behalf of such directors and officers.

Transocean-Switzerland. We believe, based on the interpretation of leading Swiss legal scholars, which is a persuasive authority in Switzerland, that, under Swiss law, the company may indemnify its directors and officers unless the indemnification results from a breach of their duties that constitutes gross negligence or intentional breach of duty of the director or officer concerned. Transocean-Switzerland’s articles of association make indemnification of directors and officers and advancement of expenses to defend claims against directors and officers mandatory on the part of Transocean-Switzerland to the fullest extent allowed by law. Under Transocean-Switzerland’s articles of association, a director or officer may not be indemnified if such person is found, in a final judgment or decree not subject to appeal, to have committed an intentional or grossly negligent breach of his or her statutory duties as a director or officer. Swiss law permits the company, or each director or officer individually, to purchase and maintain insurance on behalf of such directors and officers. Transocean-Switzerland may obtain such insurance from one or more third party insurers or captive insurance companies. Transocean-Switzerland also plans to enter into indemnification agreements with each of its directors and executive officers, upon the completion of the Transaction, that will provide for indemnification and expense advancement and include related provisions meant to facilitate the indemnitee’s receipt of such benefits. The agreements provide that Transocean-Switzerland will indemnify each such director and executive officer if such director or executive officer acted in good faith and reasonably believed he was acting in the best interest of Transocean-Switzerland and, in addition, with respect to any criminal proceeding, he had no reasonable cause to believe that his conduct was unlawful. The agreements provide that expense advancement is provided subject to an undertaking by the indemnitee to repay amounts advanced if it is ultimately determined that he is not entitled to indemnification. The disinterested members of the board of directors of Transocean-Switzerland or an independent counsel will determine whether indemnification payment should be made in any particular instance. In making such determination, the board or the independent counsel, as the case may be, must presume that the indemnitee is entitled to such indemnification, and Transocean-Switzerland has the burden of proof in seeking to overcome such presumption. If the board or the independent counsel determines that the director or executive officer is not entitled to indemnification, the agreements provide that such person is entitled to seek an award in arbitration with respect to his right to indemnification under his agreement.

Limitation on Director Liability

Transocean-Cayman. Cayman Islands law in some circumstances permits a company to limit the liability of a director to the company. The considerations under Cayman Islands law with regard to the limitation of a director’s liability are similar to those that apply to the enforcement of provisions relating to the indemnification of directors discussed above under “—Indemnification of Directors and Officers; Insurance.” In summary, a Cayman Islands court will enforce such a limitation except to the extent that enforcement of the relevant provision may be held to be contrary to public policy. Transocean-Cayman’s articles of association provide that the directors shall have no personal liability to Transocean-Cayman or, if any, to its shareholders for monetary damages for breach of fiduciary duty as a director, except for:

•	breaching the duty of loyalty to Transocean-Cayman or, if any, to its shareholders;

•	failing to act in good faith;

•	engaging in intentional misconduct or a known violation of law; or

•	obtaining an improper personal benefit from Transocean-Cayman.

Transocean-Switzerland. Swiss law does not permit a company to exempt any member of its board of directors from any liability for damages suffered by the company, the shareholders or the company’s creditors caused by intentional or negligent violation of that director’s duties. However, the general meeting of shareholders may pass a resolution discharging the members of the board of directors from liability for certain limited actions. Such release is effective only for facts that have been disclosed to the shareholders and only vis-à-vis the company and those shareholders who have consented to the resolution or who acquired shares subsequently with knowledge of the resolution.

Directors’ Conflicts of Interest

Transocean-Cayman. As a matter of the common law applied in the Cayman Islands, the director of a Cayman Islands company should seek to avoid placing himself in a position where there is a conflict, or a possible conflict, between the duties he owes to the company and either his personal interest or other duties that he owes to a third party, and if a director is in any way, directly or indirectly, interested in a proposed transaction or arrangement with the company, he must declare the nature and extent of that interest to the other directors at the first opportunity. The duty to avoid conflicting interests extends to contracts with the company, the use of information or opportunities that come to him by virtue of his directorship and actions competing with the company.

This common law duty of a director to avoid conflicts of interest is not breached in respect of matters that have been (1) authorized by the directors generally or (2) authorized by the provisions of the company’s articles of association. Transocean-Cayman’s articles of association specifically provide that no person is disqualified from the office of director or prevented by such office from contracting with the Company, either as vendor, purchaser or otherwise. In addition, such contract or transaction is not liable to be avoided, and no such director so contracting or being so interested is liable to account to the company for any profit realized from any such contract or transaction; provided, however, that the director has disclosed his interest in the transaction at the first meeting held to consider the transaction or as soon after the meeting as he becomes interested in the transaction. A director shall be at liberty to vote in respect of any contract or transaction in which he is so interested; provided, however, that the nature of the interest of any director in any such contract or transaction must be disclosed by him at or prior to its consideration and any vote on the matter.

Transocean-Switzerland. Swiss law does not have a general provision on conflicts of interest. However, under the Swiss Code a director is required to safeguard the interests of the company and to adhere to a duty of loyalty and a duty of care. This requirement generally disqualifies a director from participating in decisions directly affecting him. Breach of these principles may also entail personal liability of the directors to the company. In addition, the Swiss Code requires a director to return to the company payments made to a director if such payments are not made on an arm’s length basis or if the recipient of the payment was acting in bad faith.

Shareholders’ Suits

Transocean-Cayman. The Cayman Islands courts have recognized derivative suits by shareholders; however, the consideration of those suits has been limited. In this regard, the Cayman Islands courts ordinarily would be expected to follow English precedent, which would permit a claim to be brought by a minority shareholder, in respect of a cause of action vested in a Cayman Islands company, in the name of and seeking relief on behalf of the company only:

•	in respect of a cause of action arising from an actual or proposed act or omission involving negligence, default, breach of duty or breach of trust by a director of a company;

•	where the act complained of is illegal or alleged to constitute a fraud against the company or against any minority shareholder; or

•	where the act is beyond the corporate power of the company or otherwise requires approval by a greater percentage of the company’s shareholders than actually approved it;

and, in each case, where the act complained of is not capable of subsequent ratification by any majority of the company’s shareholders at a general meeting. The cause of action may be against the director, another person or both.

A shareholder may be permitted to bring an action in his own name against a Cayman Islands company, director or any other person in respect of any direct loss suffered by such shareholder as a result of any negligence, default, breach of duty or breach of trust. In any such action, however, a loss suffered by the company will not be regarded as a direct loss suffered by the individual shareholder. A shareholder may also be permitted to bring an action on the basis that the company’s affairs are being, or have been, conducted in a manner that is unfairly prejudicial to the interests of members generally or to some members in particular.

Transocean-Switzerland. Under Swiss law, each shareholder is entitled to file an action for damage caused to the company. The claim of the shareholder is for performance to the company. If the shareholder, based upon the factual and legal situation, had sufficient cause to file an action, the judge has discretion to impose all costs the plaintiff incurred in prosecuting the action on the company.

Shareholders who suffer a direct loss due to an intentional or negligent breach of a director’s or senior officer’s duties may sue in their personal capacity for monetary compensation.

Shareholder Consent to Action Without Meeting

Transocean-Cayman. Cayman Islands law and Transocean-Cayman’s articles of association provide that shareholders may take action requiring either an ordinary or special resolution without a meeting only by unanimous written consent.

Transocean-Switzerland. Under Swiss corporate law, shareholders are not permitted to act by written consent in lieu of a general meeting of shareholders.

Annual Meetings of Shareholders

Transocean-Cayman. Under Transocean-Cayman’s articles of association, a general meeting of shareholders is required to be held at least annually. Transocean-Cayman’s articles of association provide that at the annual meeting elections will be held for directors whose terms have expired and such other business may be transacted as may properly be brought before such meeting. That meeting can be held anywhere.

Transocean-Switzerland. Under the Swiss Code and Transocean-Switzerland’s articles of association, Transocean-Switzerland must hold an annual, ordinary general meeting of shareholders within six months after the end of its fiscal year for the purpose, among other things, of approving the annual financial statements and the annual business report, and the annual election of directors for the class whose term has expired. The invitation to general meetings must be published in the Swiss Official Gazette of Commerce at least 20 calendar days prior to the relevant general meeting of shareholders. Annual general meetings of shareholders may be convened by the board of directors or, under certain circumstances, by the auditor. A general meeting of shareholders can be held anywhere.

Special Meetings of Shareholders

Transocean-Cayman. Under Transocean-Cayman’s articles of association, an extraordinary general meeting of Transocean-Cayman may be called only by a majority of the board of directors of Transocean-Cayman.

Transocean-Switzerland. An extraordinary general meeting of Transocean-Switzerland may be called upon the resolution of the board of directors or, under certain circumstances, by the auditor. In addition, the board of directors is required to convene an extraordinary general meeting of shareholders if so resolved by the general meeting of shareholders, or if so requested by shareholders holding an aggregate of at least 10% of the registered shares, specifying the items for the agenda and their proposals, or if it appears from the stand-alone annual statutory balance sheet that half of the company’s share capital and reserves are not covered by the company’s assets. In the latter case, the board of directors must immediately convene an extraordinary general meeting of shareholders and propose financial restructuring measures. Any shareholder may request that an item be included on the agenda of a general meeting of shareholders. See “—Director Nominations; Proposals of Shareholders” for more information.

Record Dates for Shareholder Meetings

Transocean-Cayman. Transocean-Cayman’s articles of association provide that the record date for any general shareholder meeting may be at most 60 days prior to that meeting.

Transocean-Switzerland. Transocean-Switzerland expects to set the record date for each general meeting of shareholders on a date not more than 20 calendar days prior to the date of each general meeting and announce the date of the general meeting of shareholders prior to the record date.

Director Nominations; Proposals of Shareholders

Transocean-Cayman. Transocean-Cayman’s articles of association require that a shareholder desiring to nominate directors or submit a proposal for consideration by the shareholders at any annual general meeting must give written notice of such intent, which notice must be received by the secretary of Transocean no later than 90 days in advance of the anniversary date of the immediately preceding annual meeting. If the date of the annual general meeting is more than 30 days before or after such anniversary date, such written notice must instead be received by the secretary of Transocean by the close of business on the tenth day following the date on which Transocean first makes public disclosure of the meeting date.

Transocean-Switzerland. Under Transocean-Switzerland’s articles of association, any shareholder may request that an item be included on the agenda of a general meeting of shareholders. Such shareholder may also nominate one or more directors for election. A request for inclusion of an item on the agenda or a nominee must be in writing and received by Transocean-Switzerland at least 30 calendar days prior to the anniversary date of the proxy statement in connection with Transocean’s last general meeting of shareholders (for purposes of the 2009 deadline, March 3, 2009, which is 30 days prior to the anniversary date of the proxy statement in connection with Transocean-Cayman’s last annual general meeting of shareholders); provided, however, that if the date of the general meeting of shareholders is more than 15 days before or 30 days after the anniversary date of the last annual general meeting of shareholders (for the purposes of determining the 2009 deadline, the last annual general meeting of Transocean-Cayman), such request must instead be made by the tenth day following the date on which Transocean-Switzerland has made public disclosure of the date of the general meeting of shareholders. The request must specify the relevant agenda items and motions, together with evidence of the required shares recorded in the share register, as well as any other information as would be required to be included in a proxy statement pursuant to the rules of the SEC.

Adjournment of Shareholder Meetings

Transocean-Cayman. Transocean-Cayman’s articles of association provide that the presiding officer of any shareholder meeting may, with the consent of a majority of the shareholders present and entitled to vote at the meeting, adjourn the meeting. When a general meeting is adjourned for 30 days or more, a new notice of meeting is required.

Transocean-Switzerland. Under the Swiss Code, a general meeting of shareholders for which a notice of meeting has been duly published may not be adjourned without publishing a new notice of meeting.

Voting Rights

Transocean-Cayman. The holders of ordinary shares of Transocean-Cayman are entitled to one vote per share, except as described under “Election of Directors; Staggered Terms of Directors” in connection with the election of directors. For provisions regarding the election of directors, see “Election of Directors; Staggered Terms of Directors” above.

Under Cayman Islands law, some matters, like altering the memorandum or the articles, changing the name of a company, voluntarily winding up a company or resolving to be registered by way of continuation in a jurisdiction outside the Cayman Islands, require approval of shareholders by a special resolution. A special resolution is a resolution (1) passed by the holders of two-thirds of the shares voted at a general meeting (at which the applicable quorum is present in person or by proxy) or (2) approved in writing by all shareholders entitled to vote at a general meeting of the company.

There are no limitations imposed by Cayman Islands law or Transocean-Cayman’s articles of association on the right of nonresident shareholders to hold or vote their ordinary shares.

The rights attached to any separate class or series of shares, unless otherwise provided by the terms of the shares of that class or series, may be varied only with the consent in writing of the holders of all of the issued shares of that class or series or by a special resolution passed at a separate general meeting of holders of the shares of that class or series. The necessary quorum for that meeting is the presence in person or by proxy of holders of at least a majority of the shares of that class or series. Each holder of shares of the class or series present, in person or by proxy, will have one vote for each share of the class or series of which he is the holder. Outstanding shares will not be deemed to be varied by the creation or issuance of additional shares that rank in any respect prior to or equivalent with those shares.

Transocean-Switzerland. Each Transocean-Switzerland registered share carries one vote at a general meeting of shareholders. Voting rights may be exercised by shareholders registered in Transocean-Switzerland’s share register or by a duly appointed proxy of a registered shareholder, which proxy need not be a shareholder. Transocean-Switzerland’s articles of association do not limit the number of registered shares that may be voted by a single shareholder.

Treasury shares, whether owned by Transocean-Switzerland or one of its majority-owned subsidiaries, will not be entitled to vote at general meetings of shareholders.

Pursuant to the Swiss Code, registered shareholders have the exclusive right to determine the following matters:

•	adoption and amendment of Transocean-Switzerland’s articles of association;

•	election of members of the board of directors and the auditor;

•	approval of the annual business report, the stand-alone statutory financial statements and the consolidated financial statements;

•	payments of dividends and any other distributions of capital to shareholders (excluding share repurchases below 10% of the registered share capital);

•	discharge of the members of the board of directors from liability for previous business conduct to the extent such conduct is known to the shareholders; and

•

any other resolutions that are submitted to a general meeting of shareholders pursuant to law, Transocean-Switzerland’s articles of association or by voluntary submission by the board of directors (unless a matter is within the exclusive competence of the board of directors pursuant to the Swiss Code).

Pursuant to Transocean-Switzerland’s articles of association, the shareholders generally pass resolutions by the affirmative vote of a majority of the registered shares represented and voting at the general meeting of shareholders (broker nonvotes, abstentions and blank and invalid ballots shall be disregarded), unless otherwise provided by law or Transocean-Switzerland’s articles of association. Transocean-Switzerland’s articles of association provide that directors may be elected at a general meeting of shareholders by a plurality of the votes cast by the shareholders present in person or by proxy at the meeting. See “Election of Directors; Staggered Terms of Directors” for a discussion of voting for the election of directors. The acting chair may direct that elections be held by use of an electronic voting system. Electronic resolutions and elections are considered equal to resolutions and elections taken by way of a written ballot.

The Swiss Code and/or Transocean-Switzerland’s articles of association require the affirmative vote of at least two-thirds of the voting rights and a majority of the par value of the registered shares, each as represented at a general meeting to approve the following matters:

•	the amendment to or the modification of the purpose of Transocean-Switzerland;

•	the creation of shares with privileged voting rights;

•	the restriction on the transferability of shares and any amendment in relation thereto;

•	the restriction on the exercise of the right to vote and any amendment in relation thereto;

•	an authorized or conditional increase in the nominal share capital;

•

an increase in the nominal share capital (1) through the conversion of capital surplus, (2) through a contribution in kind, or (3) in exchange for an acquisition of assets, or a grant of special privileges;

•	the restriction or withdrawal of preemptive rights;

•	a change in the place of incorporation of Transocean-Switzerland;

•	the conversion of registered shares into bearer shares and vice versa; and

•	the dissolution of Transocean-Switzerland.

The same supermajority voting requirements apply to resolutions in relation to transactions among corporations based on the Merger Act, including a merger, demerger or conversion of a corporation (other than a cash-out or certain squeeze-out mergers, in which minority shareholders of the company being acquired may be compensated in a form other than through shares of the acquiring company, for instance, through cash or securities of a parent company of the acquiring company or of another company—in such a merger, an affirmative vote of 90% of the outstanding registered shares is required). Swiss law may also impose this supermajority voting requirement in connection with the sale of “all or substantially all of its assets” by Transocean-Switzerland. See “—Compulsory Acquisitions; Appraisal Rights” and “—Shareholder Approval of Business Combinations.”

Transocean-Switzerland’s articles of association require the affirmative vote of at least two-thirds of the registered shares recorded in the commercial register and entitled to vote at a general meeting to approve the following matters:

•	the removal of a member of the board of directors;

•	any changes to Article 14, paragraph 1 specifying advance notice of proposal requirements;

•	any changes to Article 20 specifying supermajority vote requirements;

•	any changes to Article 21 specifying quorum requirements;

•	any changes to Article 22 specifying the number of members of the board of directors;

•	any changes to Article 23 specifying the classification of the board of directors; and

•	any changes to Article 24 specifying the indemnification provisions for directors and officers.

Transocean-Switzerland’s articles of association require the affirmative vote of holders of the number of registered shares of Transocean-Switzerland equal to the sum of (A) 66 2/3% of the number of all registered shares outstanding and entitled to vote at a general meeting, plus (B) a number of registered shares outstanding and entitled to vote at the general meeting that is equal to one-third of the number of registered shares held by an interested shareholder, for Transocean-Switzerland to engage in any business combination with an interested shareholder (as those terms are defined in Transocean-Switzerland’s articles of association) and for the amendment of the provisions in Transocean-Switzerland’s articles of association relating to this shareholder approval requirement.

Amendment of Governing Documents

Transocean-Cayman. Under the Companies Law, Transocean-Cayman’s memorandum and articles of association may only be amended by a special resolution of its shareholders. Transocean-Cayman’s board of directors may not effect amendments to Transocean-Cayman’s memorandum or articles of association on its own. Cayman Islands law does not have the concept of organizational regulations or similar documents, such as bylaws.

Transocean-Switzerland. Under the Swiss Code and Transocean-Switzerland’s articles of association, Transocean-Switzerland’s articles of association may only be amended by a resolution of its shareholders at a general meeting. See “—Voting Rights.” Other than on the basis of an authorization of the general meeting of shareholders, Transocean-Switzerland’s board of directors may not effect amendments to Transocean-Switzerland’s articles of association on its own. Under Transocean-Switzerland’s articles of association, the board of directors may pass and amend organizational regulations. Under Swiss law, shareholders may not pass or amend organizational regulations but may pass resolutions amending the articles of association to effectively supersede provisions in the organizational regulations.

Quorum Requirements

Transocean-Cayman. The presence of shareholders, in person or by proxy, holding at least a majority of the issued shares generally entitled to vote at a meeting, is a quorum for the transaction of most business. However, different quorums are required in some cases to approve a change in Transocean-Cayman’s articles of association.

Shareholders present, in person or by proxy, holding at least 95% of the issued shares entitled to vote at a meeting constitute the required quorum at a general meeting to consider or adopt a special resolution to amend, vary, suspend the operation of or cause any of the following provisions of Transocean-Cayman’s articles of association to cease to apply:

•	Section 17—which relates to the convening of general meetings;

•	Section 19—which relates to proceedings and procedures at general meetings;

•	Section 21.1—which relates to the election and appointment of directors;

•	Section 26—which requires shareholders to approve the sale, lease or exchange of all or substantially all of Transocean-Cayman’s property or assets; or

•	Section 27—which generally requires shareholders to approve business combinations with interested shareholders.

Notwithstanding the above, the presence of shareholders, in person or by proxy, holding at least a majority of the issued shares entitled to vote at the meeting held to consider or adopt a special resolution in relation to the matters referred to above, is a quorum if:

•	a majority of the board of directors has, at or prior to the meeting, recommended a vote in favor of the special resolution; and

•

in the case of a special resolution to amend, vary, suspend the operation of or disapply Section 27 of the articles, other than a special resolution referred to below, the favorable board of directors’ recommendation is made at a time when a majority of the board of directors then in office were directors prior to any person becoming an interested shareholder during the previous three years or were recommended for election or elected to succeed those directors by a majority of those directors.

In addition, the presence of shareholders, in person or by proxy, holding at least a majority of the issued shares entitled to vote at a meeting, shall constitute a quorum at a meeting held to consider or adopt a special resolution to delete Section 27 of the articles if:

•	the resolution will not be effective until 12 months after the passing of the resolution; and

•

the restriction in Section 27 of the articles will otherwise continue to apply to any business combination between Transocean-Cayman and any person who became an interested shareholder on or before the passing of the resolution.

Transocean-Switzerland. The presence of shareholders, in person or by proxy, holding at least a majority of the registered shares recorded in Transocean-Switzerland’s share register and generally entitled to vote at a meeting, is a quorum for the transaction of most business. Shareholders present, in person or by proxy, holding at least 66 2/3% of the registered shares recorded in the commercial register and generally entitled to vote at a general meeting constitute the required quorum at a general meeting to consider or adopt a resolution to amend, vary, suspend the operation of or cause any of the following provisions of Transocean-Switzerland’s articles of association to cease to apply:

•	Article 18—which relates to proceedings and procedures at general meetings;

•	Article 19(f)—which relates to business combinations with interested shareholders;

•	Article 20—which sets forth the level of shareholder approval required for certain matters;

•	Article 21—which sets forth the quorum at a general meeting required for certain matters, including the removal of a member of the board of directors; and

•	Articles 22, 23 and 24—which relate to the election and appointment of directors.

Under the Swiss Code, the board of directors has no authority to waive quorum requirements stipulated in the articles of association.

Inspection of Books and Records; Special Investigation

Transocean-Cayman. Shareholders of a Cayman Islands company have no general rights to inspect or obtain copies of the list of shareholders or corporate records of a company (other than the register of mortgages and charges). However, Transocean-Cayman’s articles of association provide that any shareholder may inspect Transocean-Cayman’s books and records for any proper purpose upon written demand under oath. A proper purpose is defined to mean a purpose reasonably related to such person’s interest as a shareholder. The board of directors of Transocean-Cayman may establish procedures or conditions regarding these inspection rights for the following purposes:

•	protecting the interests of Transocean-Cayman;

•	protecting the confidentiality of the information contained in those books and records;

•	the convenience of Transocean-Cayman; or

•	protecting any other interest of Transocean-Cayman that the board of directors deems proper.

While in principle a Cayman Islands court may order an examination of the affairs of a Cayman Islands company, Cayman Islands law does not generally provide for the equivalent of a special investigation under Swiss law.

Transocean-Switzerland. Under the Swiss Code, a shareholder has a right to inspect the share register with regard to his own shares and otherwise to the extent necessary to exercise his shareholder rights. No other person has a right to inspect the share register. The books and correspondence of a Swiss company may be inspected with the express authorization of the general meeting of shareholders or by resolution of the board of directors and subject to the safeguarding of the company’s business secrets. At a general meeting of shareholders, any shareholder is entitled to request information from the board of directors concerning the affairs of the company. Shareholders may also ask the auditor questions regarding its audit of the company. The board of directors and the auditor must answer shareholders’ questions to the extent necessary for the exercise of shareholders’ rights and subject to prevailing business secrets or other material interests of Transocean-Switzerland.

In addition, if the shareholders’ inspection and information rights as outlined above prove to be insufficient, any shareholder may propose to the general meeting of shareholders that specific facts be examined by a special commissioner in a special investigation. If the general meeting of shareholders approves the proposal, Transocean-Switzerland or any shareholder may, within 30 calendar days after the general meeting of shareholders, request the court at Transocean-Switzerland’s registered office to appoint a special commissioner. If the general meeting of shareholders rejects the request, one or more shareholders representing at least 10% of the share capital or holders of registered shares in an aggregate par value of at least 2 million Swiss francs may request the court to appoint a special commissioner. The court will issue such an order if the petitioners can demonstrate that the board of directors, any member of the board or an officer of Transocean-Switzerland infringed the law or Transocean-Switzerland’s articles of association and thereby damaged the company or the shareholders. The costs of the investigation would generally be allocated to Transocean-Switzerland and only in exceptional cases to the petitioners.

Transfer and Registration of Shares

Transocean-Cayman. Transocean-Cayman’s board of directors may, in its discretion, decline to register any transfer of any share (subject to any New York Stock Exchange rules governing share transfers). The Transocean-Cayman board of directors may suspend the registration of share transfers for 30 days in any year. Transocean-Cayman’s articles of association expressly provide for the issuance of fractional shares up to three decimal places. The articles also provide for actions which the board may take when shareholders become entitled to fractions of a share (including the sale of fractions of a share or rounding up shares to the nearest whole number).

Transocean-Switzerland. No restrictions apply to the transfer of Transocean-Switzerland registered shares. Transocean-Switzerland’s share register will initially be kept by The Bank of New York, which acts as transfer agent and registrar. The share register reflects only record owners of Transocean-Switzerland shares. Swiss law does not recognize fractional share interests.

Rights upon Liquidation

Transocean-Cayman. Upon the liquidation of Transocean-Cayman, after creditors have been paid the full amounts owing to them and the holders of any issued shares ranking senior to the ordinary shares as to distribution on liquidation or winding-up are entitled to receive have been paid or set aside for payment, then the holders of Transocean-Cayman’s ordinary shares are entitled to receive, pro rata, any remaining assets available for distribution to the holders of ordinary shares. The liquidator may deduct from the amount payable in respect of those ordinary shares any liabilities the holder has to or with Transocean-Cayman. The assets received by the holders of Transocean-Cayman ordinary shares in liquidation may consist in whole or in part of property. That property is not required to be of the same kind for all shareholders.

Transocean-Switzerland. Transocean-Switzerland’s duration is unlimited. Transocean-Switzerland may be dissolved at any time with the approval of shareholders holding two-thirds of the voting rights and a majority of the par value of the registered shares represented at a general meeting. Dissolution by court order is possible if Transocean-Switzerland becomes bankrupt, or for cause at the request of shareholders holding at least 10% of Transocean-Switzerland’s share capital. Under Swiss law, any surplus arising out of liquidation, after the settlement of all claims of all creditors, will be distributed to shareholders in proportion to the paid-up par value of registered shares held, subject to Swiss withholding tax requirements.

Enforcement of Civil Liabilities Against Foreign Persons

Transocean-Cayman. Walkers, our Cayman Islands legal counsel, has advised us that there is doubt as to whether Cayman Islands courts would enforce (1) judgments of U.S. courts obtained in actions against us or other persons that are predicated upon the civil liability provisions of the Securities Act or (2) original actions brought against us or other persons predicated upon the Securities Act. There is no treaty between the United States and the Cayman Islands providing for enforcement of judgments, and there are grounds upon which

Cayman Islands courts may not enforce judgments of U.S. courts. In general, Cayman Islands courts would not enforce any remedies if they are deemed to be penalties, fines, taxes or similar remedies.

Transocean-Switzerland. Switzerland and the United States do not have a treaty providing for reciprocal recognition and enforcement of judgments in civil and commercial matters. The recognition and enforcement of a judgment of the courts of the United States in Switzerland is governed by the principles set forth in the Swiss Federal Act on Private International Law. This statute provides in principle that a judgment rendered by a non-Swiss court may be enforced in Switzerland only if:

•	the foreign court had jurisdiction pursuant to the Swiss Federal Act on Private International Law;

•	the judgment of such foreign court has become final and non-appealable;

•	no reason for refusal in the sense of Article 27 Swiss Federal Act on Private International Law is given (in particular, but not limited to, the decision does not contravene Swiss public policy); and

•	the court procedures and the service of documents leading to the judgment were in accordance with the due process of law, legal precedent and similar requirements.

THE SHAREHOLDERS MEETING

We are furnishing this proxy statement to our shareholders in connection with the solicitation of proxies by Transocean-Cayman’s board of directors for use at a meeting of Transocean-Cayman shareholders to consider the Transaction and any adjournment or postponement of the meeting. We are first mailing this proxy statement and accompanying form of proxy to shareholders beginning on or about November 5, 2008.

Time, Place and Date

The shareholders meeting will be held on December 8, 2008 at 3:00 p.m., Bahamas time, at the Sheraton Nassau Beach Resort in Nassau, Bahamas.

Purpose of the Meeting

At the meeting, Transocean-Cayman’s board of directors will ask the shareholders to vote to approve:

•

the Transaction, which will be effected by the Schemes of Arrangement, attached as Annex B to this proxy statement (the “Schemes of Arrangement”), pursuant to which Transocean-Cayman would merge with Transocean-Acquisition, and each outstanding ordinary share of Transocean-Cayman would be exchanged for one share of Transocean-Switzerland and, in addition, Transocean-Switzerland would issue 16 million Treasury Shares to Transocean-Cayman for future use to satisfy Transocean-Switzerland’s obligation to deliver shares in connection with awards granted under our incentive plans, warrants or other rights to acquire shares of Transocean-Switzerland. Transocean-Switzerland will assume Transocean-Cayman’s existing obligation to deliver shares under such incentive plans, warrants or other rights.

•	a motion to adjourn the meeting to a later date to solicit additional proxies if there are insufficient votes at the time of the meeting to approve the Transaction.

•	any other matters that properly come before the meeting and any adjournments or postponements of the meeting.

Transocean-Cayman’s board of directors has unanimously approved the Transaction and the adjournment proposal and unanimously recommends that you vote “FOR” both of the proposals.

Record Date; Voting Rights; Vote Required for Approval

The board has fixed the close of business on October 27, 2008 as the record date for the shareholders meeting.

Only holders of record of Transocean-Cayman ordinary shares on the record date are entitled to notice of and to vote at the meeting or any adjournment or postponement of the meeting. You will not be the holder of record of shares that you hold in “street name.” Instead, the depository (for example, Cede & Co.) or other nominee will be the holder of record of such shares.

On the record date of the shareholders meeting, approximately 319,188,240 Transocean-Cayman ordinary shares were issued and entitled to be voted at the meeting. Each Transocean-Cayman ordinary share entitles the holder to one vote.

There is no formal quorum requirement for a meeting of shareholders convened to consider the terms of a scheme of arrangement under Cayman Islands law. Nonetheless, we will not petition the Grand Court of the Cayman Islands to sanction the Transaction unless shareholders holding a majority of the outstanding Transocean-Cayman ordinary shares are present in person or by proxy at the meeting of shareholders (or any adjournments of the meeting of shareholders), which number of shareholders would constitute a quorum for most purposes under Transocean-Cayman’s articles of association. Abstentions and “broker non-votes” will be counted as present for purposes of determining whether there is a quorum in respect of the proposals.

Assuming the presence of a quorum, the Transaction must be approved by a majority in number of the holders of Transocean-Cayman ordinary shares present and voting on the proposal, whether in person or by proxy, representing 75% or more in value of the Transocean-Cayman ordinary shares present and voting on the proposal, whether in person or by proxy. For the purpose of calculating the “majority in number” requirement for the approval of the proposal, each registered shareholder, present and voting in person or by proxy, will be counted as a single shareholder, regardless of the number of shares voted by that shareholder. If a registered shareholder elects to vote a portion of such holder’s Transocean-Cayman ordinary shares in favor of the proposal, and a portion against the proposal, then, subject to any reasonable objection that it may raise, that registered shareholder will be counted as one shareholder voting in favor of the proposal and as one shareholder voting against the proposal, thereby effectively canceling out that registered shareholder’s vote for the purposes of the “majority in number” calculation.

Assuming the presence of a quorum, the adjournment proposal requires the affirmative vote of holders of Transocean-Cayman ordinary shares representing at least a majority of the Transocean-Cayman shares present in person or by proxy at the meeting and entitled to vote on the matter.

Our directors and executive officers have indicated that they intend to vote their shares in favor of both of the proposals. On the record date, our directors and executive officers and their affiliates beneficially owned less than one percent of the outstanding Transocean-Cayman ordinary shares.

Proxies

A proxy card is being sent to each shareholder as of the record date. If you properly received a proxy card, you may grant a proxy to vote on the proposals by marking your proxy card appropriately, executing it in the space provided, dating it and returning it to us. We may accept your proxy by any form of communication permitted by Cayman Islands law and Transocean-Cayman’s articles of association. Shareholders of record who do not hold their shares through a bank, broker or nominee may grant a proxy to vote on the Internet at http://www.eproxy.com/rig or by telephone by calling the number listed on the proxy card or voting direction form. Please have your proxy card or voting direction form in hand when calling or going online. To vote by mail, please sign, date and mail your proxy card or voting direction form in the envelope provided. If you hold your shares in the name of a bank, broker or other nominee, you should follow the instructions provided by your bank, broker or nominee when voting your shares.

If you have timely submitted a properly executed proxy card or provided your voting instructions by telephone or on the Internet and clearly indicated your votes, your shares will be voted as indicated.

If you have timely submitted a properly executed proxy card or provided your voting instructions by telephone or on the Internet and have not clearly indicated your votes, your shares will be voted “FOR” both of the proposals. If any other matters properly come before the meeting, the persons named in the proxy card will vote the shares represented by all properly executed proxies in accordance with their best judgment, unless authority to do so is withheld in the proxy.

You may abstain on either or both of the proposals by marking “ABSTAIN” with respect to either or both of the proposals.

Under New York Stock Exchange rules, brokers who hold shares in street name for customers have the authority to vote on “routine” proposals when they have not received instructions from beneficial owners, but are precluded from exercising their voting discretion with respect to proposals for “non-routine” matters. Proxies submitted by brokers without instructions from customers for these non-routine matters are referred to as “broker non-votes.” The Transaction proposal is a non-routine matter under New York Stock Exchange rules.

An abstention or broker non-vote on the Transaction proposal has the effect of a vote not being cast with respect to the relevant shares in relation to the proposal. As a consequence, such shares will not be considered when determining whether the Transaction proposal has received the required approval by a majority in number of the holders of the Transocean-Cayman ordinary shares present and voting on the proposal, whether in person or by proxy, representing 75% or more in value of the ordinary shares present and voting on the proposal, whether in person or by proxy.

Abstentions and “broker non-votes” on the adjournment proposal have the effect of a vote against the proposal.

You may revoke your proxy at any time prior to its exercise by:

•	giving written notice of the revocation to the Corporate Secretary of Transocean-Cayman;

•	appearing at the meeting, notifying the Corporate Secretary of Transocean-Cayman and voting in person;

•	revoking the proxy by telephone or the Internet; or

•	properly completing and executing a later-dated proxy and delivering it to the Corporate Secretary of Transocean-Cayman at or before the meeting.

Your presence without voting at the meeting will not automatically revoke your proxy, and any revocation during the meeting will not affect votes previously taken. If you hold your shares in the name of a bank, broker or other nominee, you should follow the instructions provided by your bank, broker or nominee in revoking your previously granted proxy.

If you do not appoint a proxy and you do not vote at the meeting, you will still be bound by the outcome. You are therefore strongly urged to attend and vote at the meeting in person or by proxy.

The accompanying proxy is being solicited on behalf of the board of directors of Transocean-Cayman. The expenses of preparing, printing and mailing the proxy and the materials used in the solicitation will be borne by Transocean-Cayman. In addition to solicitation by mail, Transocean-Cayman will make arrangements with brokerage houses and other custodians, nominees and fiduciaries to send the proxy materials to beneficial owners, and Transocean-Cayman will, upon request, reimburse those brokerage houses and custodians for their reasonable related expenses. Transocean-Cayman has retained D. F. King & Co., Inc. for a fee of $20,000, plus expenses, to aid in the solicitation of proxies from its shareholders and to verify certain records related to the solicitations. To the extent necessary in order to ensure sufficient representation at its meeting, Transocean-Cayman or its proxy solicitor may solicit the return of proxies by personal interview, mail, telephone, facsimile, Internet or other means of electronic transmission. The extent to which this will be necessary depends upon how promptly proxies are returned. We urge you to send in your proxy without delay.

Transocean-Cayman shareholders (including any beneficial owners of such shares that give voting instructions to a custodian or clearing house that subsequently votes on the proposal) who vote either for or against the proposal or who the Grand Court is satisfied have a substantial economic interest in the Schemes of Arrangement should note that they are entitled to appear in person or by counsel at the Grand Court hearing on December 16, 2008 at which Transocean-Cayman will seek the sanction of the Transaction. In addition, the Grand Court has wide discretion to hear from interested parties. Transocean-Cayman has agreed that it will not object to the participation by any shareholder in the Grand Court hearing on the grounds that such person does not have a substantial economic interest in the relevant shares.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

Listed below are the only persons who, to the knowledge of Transocean-Cayman, may be deemed to be beneficial owners as of September 30, 2008, of more than 5% of Transocean-Cayman’s ordinary shares.

Name and Address of Beneficial Owner	Shares Beneficially Owned		Percent of Class(1)
FMR LLC	19,900,364	(2)	6.24%
82 Devonshire Street
Boston, Massachusetts 02109

Marsico Capital Management, LLC	15,687,467	(3)	4.92%
1200 17th Street, Suite 1600
Denver, Colorado 80202

(1)	The percentage indicated is based on the 319,068,820 issued and outstanding ordinary shares as of September 30, 2008.

(2)	The number of shares indicated is based on a statement on Schedule 13G filed with the SEC on February 14, 2008, which was filed jointly by FMR LLC, Edward C. Johnson 3d, and Fidelity Management & Research Company. According to the filing, FMR LLC has sole voting power over 4,341,738 shares and sole dispositive power over 19,900,364 shares and shared voting or dispositive power over no shares. Of the shares reported, 15,638,679 shares are beneficially owned by Fidelity Management & Research Company, an investment adviser and a wholly-owned subsidiary of FMR LLC, as a result of acting as investment advisor to various investment companies (collectively, the “Fidelity Funds”); with respect to these shares, FMR LLC, Mr. Edward C. Johnson 3d and each of the Fidelity Funds exercise sole dispositive power and the Fidelity Funds’ Board of Trustees exercise sole voting power.

(3)	The number of shares indicated is based on a statement on Schedule 13G filed with the SEC on February 13, 2008. According to the filing, Marsico Capital Management, LLC has sole voting power over 13,592,919 shares and sole dispositive power over 15,687,467 shares and shared voting or dispositive power over no shares.

SECURITY OWNERSHIP OF DIRECTORS AND EXECUTIVE OFFICERS

The table below shows how many ordinary shares each of our directors, each of the named executive officers included in the summary compensation section in the proxy statement for Transocean-Cayman’s 2008 annual meeting of shareholders and all directors and executive officers as a group owned as of September 30, 2008, excluding Jean P. Cahuzac (who was a named executive officer but was no longer an executive officer as of such date).

Name	Shares Beneficially Owned Excluding Right to Acquire(1)(2)	Shares Subject to Right to Acquire Within 60 Days(3)	Total Shares Beneficially Owned(2)(3)	Percent of Class(4)
Eric B. Brown	2,722	10,330	13,052	—
Gregory L. Cauthen	2,462	10,551	13,013	—
Robert L. Long(5)	129,349	129,888	259,237	—
Steven L. Newman(6)	17,434	49,708	67,142	—
W. Richard Anderson	1,907	6,368	8,275	—
Thomas W. Cason	8,769	30,125	38,894	—
Richard L. George	8,195	11,460	19,655	—
Victor E. Grijalva(7)	19,247	46,500	65,747	—
Jon A. Marshall	101,963	13,216	115,179	—
Martin B. McNamara	16,678	41,348	58,026	—
Edward R. Muller(8)	6,553	16,757	23,310	—
Robert E. Rose	5,819	17,828	23,647	—
Kristian Siem	9,222	29,550	38,772	—
Robert M. Sprague	1,049	5,133	6,182	—
Ian C. Strachan	349	16,403	16,752	—
J. Michael Talbert(9)	56,849	3,537	60,386	—
John L. Whitmire	5,814	22,054	27,868	—
All of the persons above and other executive officers as a group (21 persons)	419,698	480,468	900,166	—

(1)	The business address of each director and executive officer is c/o Transocean Inc., 4 Greenway Plaza, Houston, Texas 77046. None of the shares beneficially owned by our directors or executive officers are pledged as security.

(2)	Includes:

	Mr. Brown	Mr. Cauthen	Mr. Long	Mr. Newman	Mr. Marshall	All directors and executive officers as a group
Shares held in Employee Stock Purchase Plan	537	290	4,835	302	—	7,593
Shares held in 401(K) Plan	—	—	—	—	2,645	2,953

(3)

Includes shares that may be acquired within 60 days from September 30, 2008 through the exercise of options held by Messrs. Long (103,491), Newman (34,496), Cason (22,485), George (3,820), Grijalva (24,417), Marshall (13,216), McNamara (24,417), Muller (9,117), Rose (10,188), Siem (24,417), Strachan (11,270), Whitmire (14,414), and all directors and executive officers as a group (295,750). Also includes (a) rights to acquire ordinary shares under our deferred compensation plan held by Messrs. Grijalva (16,950) and McNamara (11,798) and all directors and executive officers as a group (28,748); (b) unvested restricted shares held by Messrs. Brown (10,330), Cauthen (10,551), Long (26,397), Newman (15,212), and all directors and executive officers as a group (82,201) which are subject to a vesting schedule, forfeiture risk and other restrictions and over which such individuals have sole voting power but no dispositive power; and (c) vested deferred units held by Messrs. Grijalva (5,133), McNamara (5,133), Siem (5,133), Sprague

(5,133), Strachan (5,133), Talbert (3,537), and all directors and executive officers as a group (29,202) over which such individuals have sole voting power but no dispositive power. Also includes, with respect to share-settled appreciation rights held by Messrs. Anderson (6,368), Cason (7,640), George (7,640), Muller (7,640), Rose (7,640), Whitmire (7,640), and all directors and executive officers as a group (44,568), the number of shares that may be acquired within 60 days of September 30, 2008, upon exercise, assuming a market price for our shares of $109.84 per share, the closing price for our shares on September 30, 2008.

(4)	As of September 30, 2008, each listed individual and our directors and executive officers as a group beneficially owned less than 1.0% of the outstanding ordinary shares.

(5)	Includes 124,514 shares held in a joint account with his wife.

(6)	Includes 239 shares held in a joint account with his wife.

(7)	Includes 1,427 shares held by his wife in her separate account.

(8)	Includes 6,553 shares held in a family trust with Mr. Muller and his wife serving as trustees.

(9)	Includes an aggregate of 1,503 shares held in joint accounts with his wife.

MARKET PRICE AND DIVIDEND INFORMATION

The following table presents the high and low sales prices of Transocean-Cayman ordinary shares for the periods indicated, as reported on the NYSE composite tape. No cash dividends were declared on Transocean-Cayman ordinary shares during the periods presented in the table.

Transocean-Cayman’s ordinary shares are listed on the New York Stock Exchange under the symbol “RIG.” As of October 27, 2008, the record date for determining holders of Transocean-Cayman ordinary shares, there were 6,317 holders of record of Transocean-Cayman ordinary shares.

	Price of Transocean- Cayman Ordinary Shares(1)
Calendar Year	High	Low
2006
First quarter	$84.29	$70.05
Second quarter	90.16	70.75
Third quarter	81.63	64.52
Fourth quarter	84.23	65.57
2007
First quarter	$83.20	$72.47
Second quarter	109.20	80.50
Third quarter	120.88	92.61
Fourth quarter	149.62	107.37
2008
First quarter	$147.25	$111.34
Second quarter	163.00	132.46
Third quarter	154.50	105.16
Fourth quarter (through October 30, 2008)	109.16	59.44

(1)	The presented share prices reflect historical market prices and have not been restated to reflect the reclassification of Transocean-Cayman ordinary shares in connection with the merger transaction between Transocean-Cayman and GlobalSantaFe Corporation.

On October 9, 2008, the last full trading day before we announced the Transaction, Transocean-Cayman ordinary shares closed at $77.67 per share. Shareholders are encouraged to obtain recent stock quotes for Transocean-Cayman ordinary shares.

On November 27, 2007, each of our ordinary shares outstanding at the time of the reclassification was reclassified by way of a scheme of arrangement under Cayman Islands law into 0.6996 of our ordinary shares and $33.03 in cash. The closing price of our ordinary shares on November 26, 2007, the last trading day before the completion of the reclassification, was $129.39. The opening price of our ordinary shares on November 27, 2007, after the completion of the reclassification, was $133.38.

We intend to file an application with the New York Stock Exchange to list the Transocean-Switzerland shares that holders of Transocean-Cayman ordinary shares will receive in the Transaction. Following completion of the Transaction, Transocean-Switzerland shares will trade on the New York Stock Exchange under the symbol “RIG.”

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The consolidated financial statements of Transocean Inc. appearing in Transocean Inc.’s Annual Report (Form 10-K) for the year ended December 31, 2007 (including a schedule appearing therein), and the effectiveness of Transocean Inc.’s internal control over financial reporting as of December 31, 2007 have been audited by Ernst & Young LLP, independent registered public accounting firm, as set forth in their reports thereon, and incorporated herein by reference.

LEGAL MATTERS

Baker Botts L.L.P., Houston, Texas, will pass upon certain U.S. federal income tax consequences of the Transaction. PricewaterhouseCoopers AG, Zurich, Switzerland, will pass upon certain Swiss tax consequences of the Transaction.

FUTURE SHAREHOLDER PROPOSALS

Shareholder Proposals in the Proxy Statement. Rule 14a-8 under the Securities Exchange Act of 1934 addresses when a company must include a shareholder’s proposal in its proxy statement and identify the proposal in its form of proxy when the company holds an annual or special meeting of shareholders. Under Rule 14a-8, in order for your proposals to be considered for inclusion in the proxy statement and proxy card relating to our 2009 annual general meeting, your proposals must be received at our principal executive offices in Geneva, Switzerland, if the Transaction has become effective, or our principal executive offices in the United States at 4 Greenway Plaza, Houston, Texas 77046, if the Transaction has not become effective, in either case by no later than December 3, 2008. However, if the date of the 2009 annual general meeting changes by more than 30 days from the anniversary of the 2008 annual general meeting (for purposes of determining the 2009 deadline, the last annual general meeting of Transocean-Cayman), the deadline is a reasonable time before we begin to print and mail our proxy materials. We will notify you of this deadline in a Quarterly Report on Form 10-Q or in another communication to you. Shareholder proposals must also be otherwise eligible for inclusion.

Shareholder Proposals and Nominations for Directors to Be Presented at Meetings. If you desire to bring a matter before an annual meeting and the proposal is submitted outside the process of Rule 14a-8, you must follow the procedures set forth in Transocean-Switzerland’s articles of association, if the Transaction has become effective, or Transocean-Cayman’s articles of association, if the Transaction has not become effective.

Transocean-Switzerland’s articles of association provide generally that, if you desire to propose any business at an annual meeting (including the nomination of any director), you must give us written notice at least 30 calendar days prior to the anniversary date of the proxy statement in connection with Transocean’s last general meeting of shareholders (for purposes of the 2009 deadline, March 3, 2009, which is 30 days prior to the anniversary date of the proxy statement in connection with Transocean-Cayman’s last annual general meeting of shareholders); provided, however, that if the date of the general meeting of shareholders is more than 15 days before or 30 days after the anniversary date of the last annual general meeting of shareholders (for purposes of determining the 2009 deadline, the last annual general meeting of Transocean-Cayman), such request must instead be made by the tenth day following the date on which Transocean-Switzerland has made public disclosure of the date of the general meeting of shareholders. The deadline under Transocean-Switzerland’s articles of association for submitting proposals will be March 3, 2009 for the 2009 annual meeting unless it is more than 15 days before or 30 days after May 16, 2009. The request must specify the relevant agenda items and motions, together with evidence of the required shareholdings recorded in the share register, as well as any other information as would be required to be included in a proxy statement pursuant to the rules of the SEC.

Transocean-Cayman’s articles of association provide generally that, if you desire to propose any business at an annual meeting, you must give us written notice not less than 90 days prior to the anniversary of the originally scheduled date of the immediately preceding annual meeting. However, if the date of the forthcoming annual meeting is more than 30 days before or after that anniversary date, the deadline is the close of business on the tenth day after we publicly disclose the meeting date. The deadline under Transocean-Cayman’s articles of association for submitting proposals will be February 16, 2009 for the 2009 annual meeting unless it is more than 30 days before or after the anniversary of the 2008 annual meeting. Your notice must set forth:

•	a brief description of the business desired to be brought before the meeting and the reasons for conducting the business at the meeting;

•	your name and address;

•

a representation that you are a holder of record of our ordinary shares entitled to vote at the meeting, or if the record date for the meeting is subsequent to the date required for shareholder notice, a representation that you are a holder of record at the time of the notice and intend to be a holder of record on the date of the meeting, and, in either case, intend to appear in person or by proxy at the meeting to propose that business; and

•	any material interest you have in the business.

If you desire to nominate directors at an annual meeting, you must give us written notice within the time periods described in the preceding two paragraphs. If you desire to nominate directors at an extraordinary general meeting at which the board of directors has determined that directors will be elected, you must give us written notice by the close of business on the tenth day following our public disclosure of the meeting date. Notice must set forth:

•	your name and address and the name and address of the person or persons to be nominated;

•

a representation that you are a holder of record of our ordinary shares entitled to vote at the meeting or, if the record date for the meeting is subsequent to the date required for that shareholder notice, a representation that you are a holder of record at the time of the notice and intend to be a holder of record on the date of the meeting and, in either case, setting forth the class and number of shares so held, including shares held beneficially;

•	a representation that you intend to appear in person or by proxy as a holder of record at the meeting to nominate the person or persons specified in the notice;

•	a description of all arrangements or understandings between you and each nominee you proposed and any other person or persons under which the nomination or nominations are to be made by you;

•	any other information regarding each nominee you proposed that would be required to be included in a proxy statement filed pursuant to the proxy rules of the SEC; and

•	the consent of each nominee to serve as a director if so elected.

The chairman of the meeting may refuse to transact any business or to acknowledge the nomination of any person if you fail to comply with the foregoing procedures.

Until November 27, 2009, the second anniversary of our merger transaction with GlobalSantaFe, Transocean-Cayman’s articles of association stipulate, and Transocean-Switzerland’s organizational regulations will stipulate, certain requirements concerning the composition of our board of directors. For more information on this topic, see “The Redomestication—Management of Transocean-Switzerland.”

You may obtain a copy of the articles of association of either Transocean-Cayman or Transocean-Switzerland and a copy of the organizational regulations of Transocean-Switzerland, in which these procedures are set forth, upon written request to Chipman Earle, Corporate Secretary, Transocean Inc., P.O. Box 10342, 70 Harbour Drive, 4th Floor, Grand Cayman, KY1-1003, Cayman Islands.

HOUSEHOLDING

The SEC permits a single proxy statement to be sent to any household at which two or more shareholders reside if they appear to be members of the same family. Each shareholder continues to receive a separate proxy card. This procedure, referred to as householding, reduces the volume of duplicate information shareholders receive and reduces mailing and printing expenses. A number of brokerage firms have instituted householding.

As a result, if you hold your shares through a broker and you reside at an address at which two or more shareholders reside, you will likely be receiving only one proxy statement unless any shareholder at that address has given the broker contrary instructions. However, if any such beneficial shareholder residing at such an address wishes to receive a separate proxy statement in the future, or if any such beneficial shareholder that elected to continue to receive separate proxy statements wishes to receive a single proxy statement in the future, that shareholder should contact their broker or send a request to our general counsel at Eric B. Brown, General Counsel, Transocean Inc., 4 Greenway Plaza, Houston, Texas 77046, telephone number (713) 232-7500. We will deliver, promptly upon written or oral request to the general counsel, a separate copy of this proxy statement to a beneficial shareholder at a shared address to which a single copy of the documents was delivered.

WHERE YOU CAN FIND MORE INFORMATION

Transocean-Cayman files annual, quarterly and current reports, proxy statements and other information with the SEC. You may read and copy any document Transocean-Cayman files at the SEC’s public reference rooms located at 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information on the public reference rooms. These SEC filings are also available to the public on the SEC’s web site at: http://www.sec.gov. Copies of these reports, proxy statements and other information can also be inspected at the offices of the New York Stock Exchange at 20 Broad Street, New York, New York 10005.

Transocean-Cayman’s web site is located at http://www.deepwater.com. Transocean-Cayman’s Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other filings with the SEC are available, free of charge, through its web site, as soon as reasonably practicable after those reports or filings are electronically filed with or furnished to the SEC. Information on Transocean-Cayman’s web site or any other web site is not incorporated by reference in this proxy statement and does not constitute a part of this proxy statement.

SEC rules and regulations permit Transocean-Cayman to “incorporate by reference” the information Transocean-Cayman files with the SEC. This means that Transocean-Cayman can disclose important information to you by referring you to those documents. Some documents or information, such as that called for by Item 7.01 of Form 8-K, are deemed furnished and not filed in accordance with SEC rules. None of those documents and none of that information is incorporated by reference into this proxy statement. The information incorporated by reference is considered to be part of this proxy statement. Information that Transocean-Cayman files later with the SEC will automatically update and supersede this information.

Transocean-Cayman incorporates by reference the documents listed below and any filings Transocean-Cayman will make with the SEC under Sections 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934 (excluding any information “furnished” but not “filed”) following the date of this document, but prior to the date of the shareholder meeting. The documents incorporated by reference are:

•	Transocean-Cayman’s Annual Report on Form 10-K for the fiscal year ended December 31, 2007;

•	Transocean-Cayman’s Quarterly Reports on Form 10-Q for the quarters ended March 31, 2008 and June 30, 2008; and

•

Transocean-Cayman’s Current Reports on Form 8-K filed with the SEC on February 19, 2008, March 3, 2008, March 11, 2008 (Item 5.02 only), March 18, 2008, April 10, 2008, April 21, 2008, May 7, 2008 (Item 5.02 and related Item 9.01 only), July 15, 2008 and October 10, 2008.

You can request a free copy of the above filings or any filings subsequently incorporated by reference into this proxy statement by writing or calling:

Transocean Inc.

4 Greenway Plaza

Houston, Texas 77046

Attn: Investor Relations

Telephone requests may be directed to (713) 232-7500.

In order to ensure timely delivery of these documents, you should make such request by December 1, 2008.

We have not authorized anyone to give any information or make any representation about the Transaction or about us that differs from or adds to the information in this proxy statement or in the documents incorporated by reference. Therefore, you should not rely upon any information that differs from or is in addition to the information contained in this proxy statement or in the documents incorporated by reference.

The information contained in this proxy statement speaks only as of the date on the cover, unless the information specifically indicates that another date applies.

Annex A

Composite Copy

AGREEMENT AND PLAN OF MERGER

among

TRANSOCEAN INC.,

a company organized under the laws of the Cayman Islands,

TRANSOCEAN LTD.,

a Swiss corporation

and

TRANSOCEAN CAYMAN LTD.,

a company organized under the laws of the Cayman Islands

Dated as of October 9, 2008

(As Amended as of October 31, 2008)

i

AGREEMENT AND PLAN OF MERGER

AGREEMENT AND PLAN OF MERGER (this “Agreement”) dated as of October 9, 2008 among Transocean Inc., a company organized under the laws of the Cayman Islands (“Transocean-Cayman”), Transocean Ltd., a Swiss corporation and a direct, wholly-owned subsidiary of Transocean-Cayman (“Transocean-Switzerland”), and Transocean Cayman Ltd., a company organized under the laws of the Cayman Islands and a direct, wholly-owned subsidiary of Transocean-Switzerland (“Transocean-Acquisition”).

R E C I T A L S

WHEREAS, the Boards of Directors of each of Transocean-Cayman, Transocean-Switzerland and Transocean-Acquisition have determined that it is in the best interests of their respective shareholders to enter into a transaction (the “Merger”) by way of schemes of arrangement under Section 86 of the Companies Law (2007 Revision) of the Cayman Islands (the “Companies Law”) whereby Transocean-Switzerland will become the parent holding company of Transocean-Cayman as a result of the merger of Transocean-Acquisition with Transocean-Cayman, with Transocean-Cayman as the surviving company, and the issuance of shares of Transocean-Switzerland to the holders of Transocean-Cayman ordinary shares outstanding immediately prior to the Effective Time (as defined below);

WHEREAS, the Boards of Directors of each of Transocean-Cayman, Transocean-Switzerland and Transocean-Acquisition have approved the Merger, upon the terms and subject to the conditions set forth in this Agreement, whereby each outstanding ordinary share, par value $0.01 per share, of Transocean-Cayman (a “Transocean-Cayman Share”), will be exchanged for one registered share of Transocean-Switzerland (a “Transocean-Switzerland Share”);

WHEREAS, the Merger requires the affirmative vote of a majority in number of the holders of Transocean-Cayman Shares present and voting on the proposal, whether in person or by proxy, representing 75% or more in value of the Transocean-Cayman Shares present and voting on the proposal, whether in person or by proxy; and

WHEREAS, the Merger and the Surviving Entity Election (as defined below) contemplated by this Agreement are intended to qualify as a reorganization under section 368(a)(1)(F) of the U.S. Internal Revenue Code of 1986, as amended (the “Code”), and the rules and regulations promulgated thereunder (the “U.S. Treasury Regulations”), and this Agreement is intended to constitute a plan of reorganization within the meaning of Section 368 of the Code and U.S. Treasury Regulations;

NOW, THEREFORE, in consideration of the foregoing and of the covenants and agreements contained herein, and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

ARTICLE I

THE MERGER BY WAY OF SCHEMES OF ARRANGEMENT

Section 1.1    The Merger.    In the Merger, as a result of the operation of the Companies Law and the schemes of arrangement described in Section 1.2, and simultaneously at the Effective Time, all of the assets, undertaking and liabilities of Transocean-Acquisition will, in accordance with Section 87 of the Companies Law, become the assets, undertaking and liabilities of Transocean-Cayman, and Transocean-Acquisition will cease its separate legal existence for all purposes. Transocean-Cayman shall be the surviving entity following the Merger (sometimes hereinafter referred to as the “Surviving Entity”), becoming a direct, wholly-owned subsidiary of Transocean-Switzerland.

Section 1.2    Schemes of Arrangement; Effective Time.    As soon as practicable after the date hereof and in accordance with this Agreement, Transocean-Cayman and Transocean-Acquisition will (i) issue petitions seeking the sanction of the Merger and cause applications to be made to the Grand Court of the Cayman Islands (the “Court”) requesting the Court to summon such meetings of the holders of the Transocean-Cayman Shares and the holder of the ordinary shares of Transocean-Acquisition as the Court may direct, (ii) convene such meetings to obtain the approval required under Section 86(2) of the Companies Law and, subject to such approval being obtained, (iii) seek the sanction of the Merger pursuant to Section 86 of the Companies Law on the hearing of the petitions and file such other documents as are required to be duly filed with the Court to effect the Merger. As soon as practicable after the date of this Agreement and in accordance with this Agreement, Transocean-Cayman and Transocean-Acquisition will take any and all actions necessary to effect the Merger. Transocean-Switzerland shall undertake to the Court that, at or promptly after the Effective Time, it shall issue, subject to the provisions of this Agreement, the Transocean-Switzerland Shares pursuant to Section 3.1(b). As soon as practicable following the satisfaction or waiver (subject to applicable laws) of the conditions set forth in this Agreement, if this Agreement is not terminated prior thereto as provided in Section 6.1, Transocean-Cayman and Transocean-Acquisition shall cause the orders of the Court sanctioning the Merger pursuant to Section 86 of the Companies Law and making such facilitating orders as are appropriate pursuant to Section 87(2) of the Companies Law (the “Court Orders”) to be filed with the Registrar of Companies of the Cayman Islands. The Merger shall become effective at the time of the filing of the Court Orders (the “Effective Time”).

ARTICLE II

CHARTER DOCUMENTS,

DIRECTORS AND OFFICERS OF

THE SURVIVING ENTITY AND TRANSOCEAN-SWITZERLAND

Section 2.1    Memorandum of Association of Surviving Entity.    The Memorandum of Association of the Surviving Entity as of the Effective Time shall be as set forth in Exhibit A attached hereto.

Section 2.2    Articles of Association of Surviving Entity.    The Articles of Association of the Surviving Entity as of the Effective Time shall be as set forth in Exhibit B attached hereto.

Section 2.3    Directors of Surviving Entity.    The directors of Transocean-Acquisition immediately prior to the Effective Time shall be the directors of the Surviving Entity from and after the Effective Time, until the earlier of their death, resignation or removal or until their respective successors are duly elected and qualified, as the case may be.

Section 2.4    Officers of Surviving Entity.    The officers of Transocean-Acquisition immediately prior to the Effective Time shall be the officers of the Surviving Entity from and after the Effective Time, until the earlier of their death, resignation or removal or until their respective successors are duly elected and qualified, as the case may be.

Section 2.5    Articles of Association of Transocean-Switzerland.    The Articles of Association of Transocean-Switzerland shall be amended and restated as set forth in Exhibit C attached hereto.

Section 2.6    Organizational Regulations of Transocean-Switzerland.    The Organizational Regulations of Transocean-Switzerland shall be as set forth in Exhibit D attached hereto.

Section 2.7    Directors of Transocean-Switzerland.    The directors of Transocean-Cayman immediately prior to the Effective Time shall be the directors of Transocean-Switzerland from and after the Effective Time, with such persons being allocated to each of the three classes into which the Board of Directors of Transocean-Switzerland is divided in accordance with Transocean-Switzerland’s Articles of Association so that the membership of such classes corresponds with the membership of the classes into which the Board of Directors of Transocean-Cayman was divided in accordance with Transocean-Cayman’s Articles of Association, until the earlier of their death, resignation or removal.

Section 2.8    Officers of Transocean-Switzerland.    The officers of Transocean-Cayman immediately prior to the Effective Time shall be the officers of Transocean-Switzerland from and after the Effective Time, until the earlier of their death, resignation or removal or until their respective successors are duly elected and qualified, as the case may be.

ARTICLE III

EXCHANGE AND ISSUANCE OF SHARES

Section 3.1    Exchange of Shares and Issuance of Shares in the Merger.

(a) At the Effective Time, by virtue of the Merger, each holder of Transocean-Cayman Shares outstanding immediately prior to the Effective Time shall have the right to receive one validly issued, fully paid and non-assessable Transocean-Switzerland Share in exchange for each Transocean-Cayman Share. Each such Transocean-Cayman Share shall cease to be outstanding and shall be canceled and shall cease to exist, and each holder of Transocean-Cayman Shares shall thereafter cease to have any rights with respect to such Transocean-Cayman Shares, except the right to receive, without interest, Transocean-Switzerland Shares in accordance with this Section 3.1 and any unpaid dividends and distributions on Transocean-Cayman Shares in accordance with Section 3.1(d).

(b) At the Effective Time, upon cancellation of the Transocean-Cayman Shares in accordance with Section 3.1(a), Transocean-Cayman shall issue to Transocean-Switzerland validly issued, fully paid and non-assessable ordinary shares, par value $0.01 per share, of Transocean-Cayman with the rights set out in the Memorandum of Association and the Articles of Association as set forth in Exhibit A and Exhibit B, respectively, in a number equal to the number of Transocean-Cayman Shares outstanding immediately prior to the Effective Time (the “New Transocean-Cayman Shares”), and Transocean-Switzerland shall, promptly after the Effective Time, issue validly issued, fully paid and non-assessable Transocean-Switzerland Shares in exchange for the New Transocean-Cayman Shares, whereby:

(i) a number of Transocean-Switzerland Shares shall be issued to the holders of Transocean-Cayman Shares outstanding immediately prior to the Effective Time such that each such outstanding Transocean-Cayman Share will be exchanged for one Transocean-Switzerland Share; and

(ii) 16,000,000 Transocean-Switzerland Shares shall be issued to Transocean-Cayman for future use to satisfy Transocean-Switzerland’s obligations to deliver Transocean-Switzerland Shares in connection with Awards granted under the Stock Plans, warrants or other rights to acquire Transocean-Switzerland Shares.

The Transocean-Switzerland Shares will be issued in uncertificated book-entry form. The exchange of the New Transocean-Cayman Shares for the Transocean-Switzerland Shares as set forth in this Section 3.1(b) shall be made in accordance with a contribution in kind agreement in a form mutually agreed upon by Transocean-Cayman and Transocean-Switzerland. In connection with the Merger, the 10,000,000 shares of Transocean-Switzerland, par value 0.01 Swiss francs per share, outstanding immediately prior to the Merger and owned by Transocean-Cayman, will be consolidated into a number of Transocean-Switzerland Shares (rounding down to the nearest whole number) equal to 100,000.00 Swiss francs divided by the Par Value (as defined below), and remain outstanding and owned by Transocean-Cayman after the completion of the Merger.

(c) At the Effective Time, by virtue of the Merger, all options or awards issued, or benefits available or based on, Transocean-Cayman Shares then outstanding (individually, an “Award” and collectively, the “Awards”) under the plans listed on Exhibit E attached hereto (collectively, the “Stock Plans”) shall remain outstanding and, after the Effective Time, be deemed to provide for the issuance or purchase of, or otherwise relate to, the Transocean-Switzerland Shares. Each Award that is a stock option shall be assumed by Transocean-Switzerland in such manner that Transocean-Switzerland would be a corporation “assuming a stock option in a transaction to which section 424(a) applies” within the meaning of Section 424 of the Code, were Section 424 of the Code applicable to such Award, without regard to the requirements of Treasury Regulation Section 1.424-1(a)(5)(iii). Each Award assumed by Transocean-Switzerland shall be exercisable, issuable or available upon the same terms and conditions as under the applicable Stock Plan and the applicable award agreement issued thereunder, except that upon the exercise, issuance or availability of such Awards, Transocean-Switzerland Shares shall be issuable or available in lieu of Transocean-Cayman Shares. The number of Transocean-Switzerland Shares issuable or available upon the exercise or issuance of an Award immediately after the Effective Time and, if applicable, the exercise price of each such Award, shall be the same number of shares and the exercise price as in effect immediately prior to the Effective Time. All Awards issued pursuant to the Stock Plans after the Effective Time shall entitle the holder thereof to purchase or receive Transocean-Switzerland Shares in accordance with the terms of the Stock Plans.

(d) At or after the Effective Time, Transocean-Switzerland shall pay from funds on hand at the Effective Time any dividends or other distributions with a record date prior to the Effective Time that may have been declared or made by Transocean-Cayman on the Transocean-Cayman Shares which remain unpaid at the Effective Time, and after the Effective Time, there shall be no further registration of transfers on the stock transfer books of Transocean-Cayman of the Transocean-Cayman Shares which were outstanding immediately prior to the Effective Time.

(e) At the Effective Time, each ordinary share, par value $0.01 per share, of Transocean-Acquisition outstanding immediately prior to the Effective Time shall cease to be outstanding and shall be cancelled and shall cease to exist.

(f) At the Effective Time, the par value per Transocean-Switzerland Share (the “Par Value”) shall be the lesser of (A) 30.00 Swiss francs and (B) 30 percent of the closing price of a Transocean-Cayman Share reported on the New York Stock Exchange immediately prior to the Effective Time, converted into Swiss francs and rounded down to the nearest whole number.

Section 3.2    No Appraisal Rights.    None of the shareholders of Transocean-Cayman has any right to an appraisal of the value of their shares or payment for them in connection with the Merger.

Section 3.3    Warrants.    At the Effective Time, each outstanding warrant to purchase Transocean-Cayman Shares issued pursuant to the Warrant Agreement dated April 22, 1999 between Transocean Inc. and The Bank of New York, as amended and supplemented to date (the “Warrant Agreement”), shall be assumed by Transocean-Switzerland in accordance with the terms of the Warrant Agreement. At the Effective Time, Transocean-Switzerland and Transocean-Cayman shall enter into a supplement to the Warrant Agreement and a supplement to the Warrant Registration Rights Agreement dated April 22, 1999 to which Transocean Inc. is a party, as amended and supplemented to date, as contemplated by Section 17(l) of the Warrant Agreement.

Section 3.4    Convertible Notes.    Transocean-Switzerland shall agree to be bound by the conversion provisions of the 1.625% Series A Convertible Senior Notes due 2037, 1.50% Series B Convertible Senior Notes due 2037 and 1.50% Series C Convertible Senior Notes due 2037 of Transocean-Cayman (the “Convertible Notes”), such that, following the Effective Time, each outstanding Convertible Note shall be convertible, in accordance with its terms, into the number of Transocean-Switzerland Shares that the holder would have been entitled to receive if such holder had held a number of Transocean-Cayman Shares equal to the applicable conversion rate in effect immediately prior to the Effective Time.

ARTICLE IV

EMPLOYEE BENEFIT AND COMPENSATION PLANS AND AGREEMENTS

Section 4.1    Effect of the Merger on Employee Benefit and Compensation Plans and Agreements.    At the Effective Time, the Stock Plans and other employee benefit and compensation plans and agreements of Transocean-Cayman (the “Assumed Plans”) shall be assumed by and become plans and agreements of Transocean-Switzerland. To the extent any Assumed Plan provides for the issuance or purchase of, or otherwise relates to, Transocean-Cayman Shares, then, after the Effective Time, such plan shall be deemed to provide for the issuance or purchase of, or otherwise relate to, Transocean-Switzerland Shares. Such amendments deemed necessary or appropriate by Transocean-Cayman and Transocean-Switzerland to effect the Merger and related transactions, including to facilitate the assignment to Transocean-Switzerland of the Assumed Plans, shall be adopted and entered into with respect to the Assumed Plans. The Transocean-Cayman shareholder approval of the Merger shall also be deemed to satisfy any requirement of shareholder approval of such amendments and the assumption by Transocean-Switzerland of the Assumed Plans.

ARTICLE V

CONDITIONS PRECEDENT

Section 5.1    Conditions To Each Party’s Obligation To Effect The Merger.    The respective obligation of each party to effect the Merger is subject to the satisfaction or waiver of the following conditions:

(a) The Merger shall have been adopted and approved by the affirmative vote of a majority in number of the holders of Transocean-Cayman Shares present and voting on the Merger, whether in person or by proxy, representing 75% or more in value of the Transocean-Cayman Shares present and voting on the Merger, whether in person or by proxy.

(b) None of the parties hereto shall be subject to any decree, order or injunction of a court of competent jurisdiction, U.S. or foreign, which prohibits the consummation of the Merger.

(c) The Transocean-Switzerland Shares to be issued in connection with the Merger shall have been authorized for listing on the New York Stock Exchange, subject to official notice of issuance.

(d) The Transocean-Switzerland Shares to be issued in connection with the Merger and the articles of association of Transocean-Switzerland, in the form attached as Exhibit C to this Agreement, shall each have been registered with the commercial register in the Canton of Zug, Switzerland.

(e) The Court Orders shall have been filed with the Registrar of Companies of the Cayman Islands and shall be effective.

(f) Transocean-Cayman shall have received an opinion from Baker Botts L.L.P., in form and substance reasonably satisfactory to it, dated as of the date of the Effective Time, confirming the matters discussed under the caption “Material Tax Considerations—U.S. Federal Income Tax Considerations” in the proxy statement.

(g) Transocean-Cayman shall have received an opinion of PricewaterhouseCoopers AG, in form and substance reasonably satisfactory to it, dated as of the date of the Effective Time, confirming the matters discussed under “Material Tax Considerations— Swiss Tax Considerations” in the proxy statement.

ARTICLE VI

TERMINATION, AMENDMENT AND WAIVER

Section 6.1    Termination.    This Agreement may be terminated at any time prior to the Effective Time, whether before or after approval by the shareholders of Transocean-Cayman of matters presented in connection with this Agreement, by action of the Board of Directors of Transocean-Cayman.

Section 6.2    Effect of Termination.    In the event of termination of this Agreement as provided in Section 6.1, this Agreement shall forthwith become void and have no effect, without any liability or obligation on the part of Transocean-Cayman, Transocean-Switzerland or Transocean-Acquisition, other than the provisions of this Section 6.2.

Section 6.3    Amendment.    This Agreement may be amended by the parties hereto at any time before or after any required approval of matters presented in connection with this Agreement by the shareholders of Transocean-Cayman; provided, however, that after any such approval, there shall be made no amendment that by law requires further approval by such shareholders until such further approval has been obtained. This Agreement may not be amended except by an instrument in writing signed on behalf of each of the parties hereto.

Section 6.4    Waiver.    At any time prior to the Effective Time, the parties may waive compliance by the other parties with any of the agreements or conditions contained in this Agreement. Any agreement on the part of a party to any such waiver shall be valid only if set forth in an instrument in writing signed on behalf of such party. The failure of any party to this Agreement to assert any of its rights under this Agreement or otherwise shall not constitute a waiver of such rights.

ARTICLE VII

COVENANTS

Section 7.1    Rule 16b-3 Approval.    Transocean-Cayman and Transocean-Switzerland shall take all such steps as may be required to cause the transactions contemplated by Section 3.1 hereof and any other dispositions of Transocean-Cayman equity securities (including derivative securities) or acquisitions of Transocean-Switzerland equity securities (including derivative securities) in connection with this Agreement by each individual who (a) is a director or officer of Transocean-Cayman or (b) at the Effective Time, will become a director or officer of Transocean-Switzerland, to be exempt under Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended.

Section 7.2    Indemnification.

(a) From and after the Effective Time, the Surviving Entity and Transocean-Switzerland shall indemnify, defend and hold harmless to the fullest extent permitted under applicable law each person who is now, or has been at any time prior to the date hereof, an executive officer or director of Transocean-Cayman (or any subsidiary thereof) and each person who served at the request of Transocean-Cayman as a director, executive officer, trustee or fiduciary of another corporation, partnership, joint venture, trust, pension or other employee benefit plan or enterprise (individually, an “Indemnified Party” and, collectively, the “Indemnified Parties”) against all losses, claims, damages, liabilities, costs or expenses (including attorneys’ fees), judgments, fines, penalties and amounts paid in settlement in connection with any claim, action, suit, proceeding or investigation arising out of or pertaining to acts or omissions, or alleged acts or omissions, by them in their capacities as such, whether commenced, asserted or claimed before or after the Effective Time. In the event of any such claim, action, suit, proceeding or investigation (an “Action”), (i) the Surviving Entity and Transocean-Switzerland shall pay, as incurred, the fees and expenses of counsel selected by the Indemnified Party, which counsel shall be reasonably acceptable to the Surviving Entity or Transocean-Switzerland, as the case may be, in advance of the final disposition of any such Action to the fullest extent permitted by applicable law, and upon receipt of any undertaking required by applicable law, and (ii) the Surviving Entity and Transocean-Switzerland will cooperate in the defense of any such matter; provided, however, neither the Surviving Entity nor Transocean-Switzerland shall be liable for any settlement effected without its written consent (which consent shall not be unreasonably withheld or delayed), and provided, further, that the Surviving Entity and Transocean-Switzerland shall not be obligated pursuant to this Section 7.2 to pay the fees and disbursements of more than one counsel for all Indemnified Parties in any single Action, unless, in the good faith judgment of any of the Indemnified Parties, there is or may be a conflict of interests between two or more of such Indemnified Parties, in which case there may be separate counsel for each similarly situated group.

(b) The parties agree that the rights to indemnification, including provisions relating to advances of expenses incurred in defense of any Action, in the articles of association of Transocean-Cayman and similar organizational documents of its subsidiaries with respect to matters occurring through the Effective Time, shall survive the Merger and shall continue in full force and effect for a period of six years from the Effective Time; provided, however, that all rights to indemnification in respect of any Action pending or asserted within such period shall continue until the disposition or resolution of such Action.

(c) The rights of each Indemnified Party hereunder shall be in addition to any other rights such Indemnified Party may have under (i) the articles of association of Transocean-Cayman, (ii) similar organizational documents of its subsidiaries or the laws of its subsidiaries’ jurisdictions of organization, (iii) separate indemnification agreements or (iv) otherwise. The provisions of this Section 7.2 shall survive the consummation of the Merger and expressly are intended to benefit each of the Indemnified Parties.

In the event the Surviving Entity, Transocean-Switzerland or any of their respective successors or assigns (i) consolidates with or merges into any other person and shall not be the continuing or surviving corporation or entity in such consolidation or merger or (ii) transfers all or substantially all of its properties and assets to any person, then and in either such case, proper provision shall be made so that the successors and assigns of the Surviving Entity or Transocean-Switzerland, as the case may be, shall assume the obligations set forth in this Section 7.2.

Section 7.3    Agreements of Rule 144 Affiliates.    Prior to the Effective Time, Transocean-Cayman shall cause to be prepared and delivered to Transocean-Switzerland a list identifying all persons who, immediately prior to the Effective Time or within 90 days prior to such time, Transocean-Cayman believes may be deemed to be “affiliates” of Transocean-Cayman, as that term is used in Rule 144 under the Securities Act (the “Rule 144 Affiliates”). Transocean-Switzerland shall be entitled to place restrictive legends on any Transocean-Switzerland Shares received by such Rule 144 Affiliates. Transocean-Cayman shall use its best efforts to cause each person who is identified as a Rule 144 Affiliate in such list to deliver to Transocean-Switzerland, at or prior to the Effective Time, a written agreement, in the form to be approved by the parties hereto, that such Rule 144 Affiliate will not sell, pledge, transfer or otherwise dispose of any Transocean-Switzerland Shares issued to such Rule 144 Affiliate pursuant to the Merger, except pursuant to an effective registration statement or in compliance with Rule 144 or pursuant to an exemption from the registration requirements of the Securities Act. In the case of a disposition pursuant to such an exemption, any such Rule 144 Affiliate shall deliver to the Company an opinion of counsel satisfactory to the Company that such disposition is so exempt.

Section 7.4    Guarantees.    At or immediately prior to the Effective Time, Transocean-Switzerland agrees to guaranty the following debt of Transocean-Cayman:

•

the indenture governing Transocean-Cayman’s 8% Debentures due April 2027, 6.625% Notes due April 2011, 5% Notes due February 2013, 7.375% Senior Notes due April 2018, 7.45% Notes due April 2027, 7% Senior Notes due June 2028 and 7.5% Notes due April 2031;

•

the indenture governing Transocean-Cayman’s 1.625% Series A Convertible Senior Notes due 2037, 1.50% Series B Convertible Senior Notes due 2037 and 1.50% Series C Convertible Senior Notes due 2037 and Transocean-Cayman’s 5.25% Senior Notes due March 2013, 6.00% Senior Notes due March 2018 and 6.80% Senior Notes due March 2038; and

•	Transocean-Cayman’s 364-day revolving credit facility, 5-year revolving credit facility and term loan facility.

Section 7.5    Transocean-Switzerland.    Prior to the Effective Time, Transocean-Switzerland will not (i) hold any property or have any tax attributes (including those specified in Section 381(c) of the Code), except for a nominal amount of cash to facilitate its organization in the minimum amount required under Swiss law and tax attributes related to the holding of such cash (including nominal amounts of interest income), or (ii) have outstanding any share capital, except a nominal amount of share capital issued to facilitate its initial incorporation. For purposes of this Section 7.5, ordinary shares of Transocean-Acquisition which are held by Transocean-Switzerland will be ignored, and Transocean-Switzerland will be treated as owning the assets held by Transocean-Acquisition.

Section 7.6    Transocean-Acquisition.    Transocean-Acquisition was formed solely to accomplish the Merger and has not engaged and will not engage in any activities other than those necessary to accomplish the Merger.

Section 7.7    Entity Classification Elections.    The Surviving Entity will elect, under U.S. Treasury Regulation Section 301.7701-3, to be treated as disregarded as an entity separate from its owner, Transocean-Switzerland, for U.S. federal tax purposes, with the effective date of such election being two days after the day in which the Effective Time occurs (the “Surviving Entity Election”).

Transocean-Acquisition will elect, under U.S. Treasury Regulation Section 301.7701-3, to be treated as disregarded as an entity separate from its owner, Transocean-Switzerland, for U.S. federal tax purposes, effective on the date of its formation.

ARTICLE VIII

GENERAL PROVISIONS

Section 8.1    Assignment; Binding Effect; Benefit.    Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the parties hereto (whether by operation of law or otherwise) without the prior written consent of the other parties. Subject to the preceding sentence, this Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns. Notwithstanding anything contained in this Agreement to the contrary, except for the right of Transocean-Cayman shareholders to receive Transocean-Switzerland Shares after the Effective Time as described in Section 3.1(b) (a claim with respect to which may not be made unless and until the Effective Time shall have occurred) and the provisions of Section 7.2 (the “Third Party Provisions”), nothing in this Agreement, expressed or implied, is intended to confer on any person other than the parties hereto or their respective successors, executors, administrators and assigns any rights, remedies, obligations or liabilities under or by reason of this Agreement. The Third Party Provisions may be enforced by the beneficiaries thereof.

Section 8.2    Entire Agreement.    This Agreement and any documents delivered by the parties in connection herewith constitute the entire agreement among the parties with respect to the subject matter hereof and supersede all prior agreements and understandings among the parties with respect thereto. No addition to or modification of any provision of this Agreement shall be binding upon any party hereto unless made in writing and signed by all parties hereto.

Section 8.3    Governing Law.    Except to the extent that the laws of the jurisdiction of organization of any party hereto, or any other jurisdiction, are mandatorily applicable to the Merger or to matters arising under or in connection with this Agreement, this Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without regard to its rules of conflict of laws.

Section 8.4    Counterparts.    This Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument. Each counterpart may consist of a number of copies hereof each signed by less than all, but together signed by all of the parties hereto.

Section 8.5    Headings.    Headings of the Articles and Sections of this Agreement are for the convenience of the parties only and shall be given no substantive or interpretative effect whatsoever.

Section 8.6    Severability.    Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction. If any provision of this Agreement is so broad as to be unenforceable, the provision shall be interpreted to be only so broad as is enforceable.

IN WITNESS WHEREOF, Transocean-Cayman, Transocean-Switzerland and Transocean-Acquisition have caused this Agreement to be signed by their respective officers thereunto duly authorized, all as of the date first written above.

TRANSOCEAN INC.,
a company organized under the laws of the Cayman Islands

By:	/S/ ROBERT L. LONG

Robert L. Long
Chief Executive Officer

TRANSOCEAN LTD., a Swiss corporation

By:	/S/ GREGORY L. CAUTHEN

Gregory L. Cauthen
Senior Vice President, Chief Financial Officer

TRANSOCEAN CAYMAN LTD., a company organized under the laws of the Cayman Islands

By:	/S/ ROBERT L. LONG

Robert L. Long
President

Annex B-1

THE TRANSOCEAN CAYMAN LTD. SCHEME

IN THE GRAND COURT OF THE CAYMAN ISLANDS	Cause No. 0502 of 2008

IN THE MATTER OF TRANSOCEAN CAYMAN LTD.

and

IN THE MATTER OF THE COMPANIES LAW (2007 REVISION)

SCHEME OF ARRANGEMENT

(under section 86 of the Companies Law (2007 Revision) of the Cayman Islands)

BETWEEN:

TRANSOCEAN CAYMAN LTD.

(an exempted company incorporated with limited liability and registered under the laws of the

Cayman Islands with registered number 216908)

and

THE SCHEME SHAREHOLDER

(as hereinafter defined)

and

TRANSOCEAN INC.

PART I

PRELIMINARY

Recitals

DEFINITIONS

A	In this Scheme, unless the context otherwise requires or unless otherwise expressly provided for, the following expressions shall bear the following meanings:

Agreement and Plan of Merger	The Agreement and Plan of Merger among the Company, Transocean Switzerland and Transocean Inc. dated as of 9 October 2008.

Allowed Proceeding	Any proceeding by the Scheme Shareholder to enforce its rights under this Scheme where any party fails to perform its obligations under this Scheme.

Business Day	Any day on which banks are open for business in New York, Zurich and the Cayman Islands.

Companies Law	The Companies Law (2007 Revision) of the Cayman Islands.

Company	Transocean Cayman Ltd., an exempted company incorporated with limited liability and registered under the laws of the Cayman Islands with registered number 216908.

Effective Time	The date and time at which an office copy of the Order of the Grand Court sanctioning this Scheme and the Transocean Scheme and making such facilitating orders as are appropriate pursuant to Section 87(2) of the Companies Law shall have been delivered to the Registrar of Companies in the Cayman Islands for registration, at which time this Scheme and the Transocean Scheme shall become effective.

Grand Court	The Grand Court of the Cayman Islands.

Latest Practicable Date	30 September 2008, being the latest date upon which it was practicable to ascertain certain information contained herein.

Proceeding	Any process, suit, action, legal or other proceeding including without limitation any arbitration, mediation, alternative dispute resolution, judicial review, adjudication, demand, execution, restraint, forfeiture, reentry, seizure, lien, enforcement of judgment, enforcement of any security or enforcement of any letters of credit.

Prohibited Proceeding	Any proceeding against Transocean Inc. or the Company or their property in any jurisdiction whatsoever other than an Allowed Proceeding.

Proxy Statement	The Proxy Statement of Transocean Inc. on Schedule 14A initially filed on 10 October 2008 with the U.S. Securities and Exchange Commission pursuant to Section 14(a) of the U.S. Securities Exchange Act of 1934 and in connection with the Transocean Scheme and this Scheme representing the explanatory statement issued pursuant to Order 102, Rule 21 of the Rules of the Grand Court.

B-1-2

Record Date	The close of business (New York time) on 27 October 2008.

Register of Members	The Company’s register of members kept in accordance with section 40 of the Companies Law.

Scheme	This scheme of arrangement in respect of the Company under section 86 of the Companies Law in its present form or with or subject to any modifications, additions or conditions that are consented to by the Company and that the Grand Court may approve or impose.

Scheme Consideration	The Transocean Inc. Ordinary Shares to be issued and allotted by Transocean Inc. in respect of the Scheme Shares held immediately prior to the Effective Time by the Scheme Shareholder (in an amount equal to the number of Transocean Inc. Ordinary Shares outstanding immediately prior to the Effective Time credited as fully paid).

Scheme Meeting	The meeting (or written resolution) of the holder of Transocean Acquisition Ordinary Shares proposed to be convened (or passed) at the direction of the Grand Court at which the Scheme will be voted upon or any adjournment thereof.

Scheme Shareholder	The holder of Transocean Acquisition Ordinary Shares appearing on the Register of Members immediately prior to the Effective Time.

Scheme Shares	All the Transocean Acquisition Ordinary Shares in issue immediately prior to the Effective Time.

Transocean Acquisition Ordinary Share	One Ordinary Share of US$0.01 par value in the capital of the Company.

Transocean Inc.	Transocean Inc., an exempted company incorporated with limited liability and registered under the laws of the Cayman Islands with registered number 89645.

Transocean Inc. Ordinary Share	One Ordinary Share of US$0.01 par value in the capital of Transocean Inc.

Transocean Scheme	The scheme of arrangement between (1) Transocean Inc. and (2) the holders of its Ordinary Shares in its present form or with or subject to any modifications, additions or conditions that are consented to by Transocean Inc. and that the Grand Court may approve or impose.

Transocean Switzerland	Transocean Ltd., a corporation incorporated under the laws of Switzerland, with its registered office in Zug, Canton of Zug, Switzerland, and with registered number CH-170.3.032.555-9.

US$	United States dollars, the lawful currency of the United States of America.

B-1-3

INTERPRETATION

B	In this Scheme, unless the context otherwise requires or otherwise expressly provides:

(1)	references to Recitals, Parts, clauses and sub-clauses are references to the Recitals, Parts, clauses and sub-clauses respectively of this Scheme;

(2)	references to a “person” include references to an individual, firm, partnership, company, corporation, other legal entity, unincorporated body of persons or any state or state agency;

(3)	references to a statute or a statutory provision include the same as subsequently modified, amended or re-enacted from time to time;

(4)	references to an agreement, deed or document shall be deemed also to refer to such agreement, deed or document as amended, supplemented, restated, verified, replaced and/or novated (in whole or in part) from time to time and to any agreement, deed or document executed pursuant thereto;

(5)	the singular includes the plural and vice versa and words importing one gender shall include all genders;

(6)	headings to Recitals, Parts, clauses and sub-clauses are for ease of reference only and shall not affect the interpretation of this Scheme; and

(7)	to the extent that there shall be any conflict or inconsistency between the terms of this Scheme and the Proxy Statement then the terms of this Scheme shall prevail.

THE COMPANY

C	The Company was incorporated with limited liability in the Cayman Islands on 10 September 2008 as an exempted limited liability company with registered number 216908.

D	On the Latest Practicable Date the Company had an authorised share capital of US$8,000,000 divided into 800,000,000 ordinary shares of US$0.01 nominal or par value each in the capital of the Company (Transocean Acquisition Ordinary Shares), of which 50,001 shares have been issued and are fully paid up or credited as fully paid up (50,000 such shares having been issued at a subscription price of US$1.00 per share, representing a premium to their par value).

THE PURPOSE OF THIS SCHEME

E	The purpose of this Scheme is, in conjunction with the Transocean Scheme, to effect the merger by way of reconstruction and amalgamation of the Company with Transocean so that Transocean becomes a wholly-owned subsidiary of Transocean Switzerland. Transocean shall issue and allot to Transocean Switzerland one new Transocean Inc. Ordinary Share as consideration for each Transocean Switzerland Registered Share issued to Scheme Shareholders. This Scheme is a parallel scheme to the Transocean Scheme and one shall not become effective without the other.

B-1-4

PART II

THE SCHEME

Application and effectiveness of this Scheme

1.	The compromise and arrangement effected by this Scheme shall apply to all Scheme Shares and shall be binding on the Scheme Shareholder.

Merger of the Company and Transocean Inc.

2.	For the purpose of giving effect to the merger and amalgamation of the undertakings of the Company and Transocean Inc., at the Effective Time, Transocean Inc. shall acquire and amalgamate with its own undertaking the undertaking of the Company, and by virtue of this Scheme and orders of the Grand Court made pursuant to Section 87 of the Companies Law the following will occur simultaneously:

(a)	the undertaking of the Company as aforesaid shall vest in and become the undertaking of Transocean Inc.; and

(b)	the Company will be dissolved without winding-up and its separate legal existence shall cease for all purposes.

Effect of this Scheme

3.	At the Effective Time:

(a)	all of the right, title and interest of the Scheme Shareholder in the Scheme Shares shall be subject to the arrangement implemented by the mechanism set out in clauses 2 and 4; and

(b)	the Scheme Shareholder shall receive in exchange for the Scheme Shares the Scheme Consideration in accordance with this Scheme.

Compromise and Arrangement with the Scheme Shareholder

4.	At the Effective Time, in consideration of the rights of the Scheme Shareholder under this Scheme and notwithstanding any term of any relevant document, the following shall occur:

(a)	The Scheme Shares shall be exchanged for the Scheme Consideration and such Transocean Inc. Ordinary Shares shall be so allotted to be credited as fully paid.

(b)	Each exchanged Scheme Share shall be cancelled.

B-1-5

PART III

IDENTIFICATION OF SCHEME SHAREHOLDER

Record Date

5.	The Scheme Shareholder and the number of Transocean Acquisition Ordinary Shares that it holds for the purposes of voting at the Meeting shall be determined as those recorded on the Register of Members as at the Record Date.

B-1-6

PART IV

EFFECT OF THE SCHEME

Cancellation of Scheme Shares; Right to Receive Scheme Consideration

6.	With effect from and including the Effective Time, the holder of Scheme Shares shall in accordance with the Scheme cease to have any rights with respect to the Scheme Shares, except the right to receive the Scheme Consideration. With effect from and including the Effective Time, the Scheme Shares shall be cancelled.

B-1-7

PART V

GENERAL SCHEME PROVISIONS

Effective Time and Notification to Scheme Shareholder

7.	This Scheme shall become effective at the Effective Time.

8.	Transocean Switzerland shall give notification of this Scheme having become effective by filing a Current Report on Form 8-K with the United States Securities and Exchange Commission.

Stay of Prohibited Proceedings

9.	The Scheme Shareholder shall not commence a Prohibited Proceeding in respect of or arising from this Scheme after the Effective Time.

10.	The Scheme Shareholder may commence an Allowed Proceeding against Transocean Inc. after the Effective Time provided that it has first given Transocean Inc. five Business Days’ prior notice in writing of its intention to do so.

Costs

11.	The Company shall pay in full all costs, charges, expenses and disbursements reasonably incurred by the Company in connection with the negotiation, preparation and implementation of this Scheme as and when they arise, including the costs of holding the Scheme Meeting and the costs of obtaining the sanction of the Grand Court and the costs of placing the notices required by this Scheme.

Modifications of this Scheme

12.	The Company may, at any hearing before the Grand Court to sanction this Scheme, consent on behalf of the Scheme Shareholder to any modification of this Scheme or any terms or conditions which the Grand Court may think fit to approve or impose.

Notice

13.	Any notice or other written communication to be given under or in relation to this Scheme other than pursuant to clause 8 shall be given in writing and shall be deemed to have been duly given if it is delivered by hand or sent by post, to:

(a)	in the case of the Company or Transocean Inc., Transocean Inc., 70 Harbour Drive, Grand Cayman, KY1-1003, Cayman Islands, marked for the attention of the Company Secretary;

(b)	in the case of the Scheme Shareholder, Transocean Ltd., c/o Reichlin & Hess Rechtsanwälte, Hofstrasse 1A, 6300 Zug, Switzerland; and

14.	Any notice or other written communication to be given under this Scheme shall be deemed to have been served:

(a)	if delivered by hand, on the first Business Day following delivery;

(b)	if sent by post, on the second Business Day after posting if the recipient is in the country of dispatch, otherwise on the seventh Business Day after posting;

(c)	if by fax, on the Business Day sent; and

(d)	if by advertisement, on the date of publication.

15.	In proving service, it shall be sufficient proof, in the case of a notice sent by post, that the envelope was properly stamped, addressed and placed in the post.

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16.	Save in the case of the notice, written communication or document required to be sent pursuant to clause 8, the accidental omission to send any notice, written communication or other document in accordance with clauses 13 to 15 or the non-receipt of any such notice by the Scheme Shareholder, shall not affect the provisions of this Scheme.

17.	The Company shall not be responsible for any loss or delay in the transmission of any notices, other documents or payments posted by or to the Scheme Shareholder which shall be posted at the risk of the Scheme Shareholder.

Exercise of Discretion

18.	When under any provision of this Scheme a matter is to be determined by the Company or Transocean Inc., then they will have discretion to interpret such matter under the Scheme in a manner that they consider fair and reasonable, and their decisions will be binding on all concerned. The Company may consent to any modification of this Scheme on behalf of the Scheme Shareholder which the Grand Court may think fit to approve or impose.

Governing Law and Jurisdiction

19.	At and with effect from the Effective Time, the operative terms of this Scheme shall be governed by, and construed in accordance with, the laws of the Cayman Islands and the Scheme Shareholder hereby agrees that the Courts of the Cayman Islands shall have exclusive jurisdiction to hear and determine any suit, action or proceeding and to settle any dispute which arises out of or connected with the terms of this Scheme or their implementation or out of any action taken or omitted to be taken under this Scheme or in connection with the administration of this Scheme and for such purposes, the Scheme Shareholder irrevocably submits to the jurisdiction of the Courts of the Cayman Islands, provided, however, that nothing in this clause shall affect the validity of other provisions determining governing law and jurisdiction as between the Company and the Scheme Shareholder, whether contained in any contract or otherwise.

20.	The terms of this Scheme and the obligations imposed on the Company or Transocean Inc. hereunder shall take effect subject to any prohibition or condition imposed by any applicable law.

Expiry of the Scheme

21.	Unless the Effective Time shall have occurred on or before 31 December 2009 or such later date, if any, as the Company may agree and the Grand Court may allow, this Scheme shall lapse.

Dated this 23rd day of October 2008	WALKERS

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Annex B-2

THE TRANSOCEAN INC. SCHEME

IN THE GRAND COURT OF THE CAYMAN ISLANDS	Cause No. 0501 of 2008

IN THE MATTER OF TRANSOCEAN INC.

and

IN THE MATTER OF THE COMPANIES LAW (2007 REVISION)

SCHEME OF ARRANGEMENT

(under section 86 of the Companies Law (2007 Revision) of the Cayman Islands)

BETWEEN:

TRANSOCEAN INC.

(an exempted company incorporated with limited liability and registered under the laws of the

Cayman Islands with registered number 89645)

and

THE SCHEME SHAREHOLDERS

(as hereinafter defined)

PART I

PRELIMINARY

Recitals

DEFINITIONS

A	In this Scheme, unless the context otherwise requires or unless otherwise expressly provided for, the following expressions shall bear the following meanings:

Agreement and Plan of Merger	The Agreement and Plan of Merger among the Company, Transocean Switzerland and Transocean Acquisition dated as of 9 October 2008.

Allowed Proceeding	Any proceeding by a Scheme Shareholder to enforce its rights under this Scheme where any party fails to perform its obligations under this Scheme.

Business Day	Any day on which banks are open for business in New York, Zurich and the Cayman Islands.

Companies Law	The Companies Law (2007 Revision) of the Cayman Islands.

Company	Transocean Inc., an exempted company incorporated with limited liability and registered under the laws of the Cayman Islands with registered number 89645.

Effective Time	The date and time at which an office copy of the Order of the Grand Court sanctioning this Scheme and the Transocean Acquisition Scheme and making such facilitating orders as are appropriate pursuant to Section 87(2) of the Companies Law shall have been delivered to the Registrar of Companies in the Cayman Islands for registration at which time this Scheme and the Transocean Acquisition Scheme shall become effective.

Grand Court	The Grand Court of the Cayman Islands.

Latest Practicable Date	30 September 2008, being the latest date upon which it was practicable to ascertain certain information contained herein.

Proceeding	Any process, suit, action, legal or other proceeding including without limitation any arbitration, mediation, alternative dispute resolution, judicial review, adjudication, demand, execution, restraint, forfeiture, reentry, seizure, lien, enforcement of judgment, enforcement of any security or enforcement of any letters of credit.

Prohibited Proceeding	Any proceeding against the Company, Transocean Acquisition, or Transocean Switzerland or their property in any jurisdiction whatsoever other than an Allowed Proceeding.

Proxy Statement	The Proxy Statement of the Company on Schedule 14A initially filed on 10 October 2008 with the U.S. Securities and Exchange Commission pursuant to Section 14(a) of the U.S. Securities Exchange Act of 1934 and in connection with this Scheme and the Transocean Acquisition Scheme representing the explanatory statement issued pursuant to Order 102, Rule 21 of the Rules of the Grand Court and including a notice of the Scheme Meeting.

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Record Date	The close of business (New York time) on 27 October 2008.

Register of Members	The Company’s register of members kept in accordance with section 40 of the Companies Law.

Scheme	This scheme of arrangement in respect of the Company under section 86 of the Companies Law in its present form or with or subject to any modifications, additions or conditions that are consented to by the Company and that the Grand Court may approve or impose.

Scheme Consideration	One Transocean Switzerland Registered Share to be issued and allotted by Transocean Switzerland in exchange for each Scheme Share held immediately prior to the Effective Time by a Scheme Shareholder.

Scheme Meeting	The meeting of the holders of Transocean Ordinary Shares proposed to be convened at the direction of the Grand Court at which the Scheme will be voted upon or any postponement or adjournment thereof.

Scheme Shareholders	The holders of Transocean Ordinary Shares appearing on the Register of Members immediately prior to the Effective Time.

Scheme Shares	All the Transocean Ordinary Shares in issue immediately prior to the Effective Time.

Transocean Acquisition	Transocean Cayman Ltd., an exempted company incorporated with limited liability and registered under the laws of the Cayman Islands with registered number 216908.

Transocean Acquisition Scheme	The scheme of arrangement between (1) Transocean Acquisition and (2) the holder of its ordinary shares in its present form or with or subject to any modifications, additions or conditions that are consented to by Transocean Acquisition and that the Grand Court may approve or impose.

Transocean Deferred Units	Deferred units with respect to Transocean Ordinary Shares under the Company’s stock plans.

Transocean Options	Options to acquire Transocean Ordinary Shares under the Company’s stock plans.

Transocean Ordinary Share	One Ordinary Share of US$0.01 par value in the capital of the Company.

Transocean SARs	Transocean share-settled share appreciation rights under the Company’s stock plans.

Transocean Switzerland	Transocean Ltd., a corporation incorporated under the laws of Switzerland, with its registered office in Zug, Canton of Zug, Switzerland, and with registered number CH-170.3.032.555-9.

Transocean Switzerland Registered Share	Registered Shares in the capital of Transocean Switzerland.

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Transocean Warrants	Warrants to purchase Transocean Ordinary Shares issued pursuant to the Warrant Agreement dated April 22, 1999 between the Company and The Bank of New York, as amended.

Treasury Shares	16,000,000 fully paid Transocean Switzerland Registered Shares to be issued and allotted to the Company.

US$	United States dollars, the lawful currency of the United States of America.

INTERPRETATION

B	In this Scheme, unless the context otherwise requires or otherwise expressly provides:

(1)	references to Recitals, Parts, clauses and sub-clauses are references to the Recitals, Parts, clauses and sub-clauses respectively of this Scheme;

(2)	references to a “person” include references to an individual, firm, partnership, company, corporation, other legal entity, unincorporated body of persons or any state or state agency;

(3)	references to a statute or a statutory provision include the same as subsequently modified, amended or re-enacted from time to time;

(4)	references to an agreement, deed or document shall be deemed also to refer to such agreement, deed or document as amended, supplemented, restated, verified, replaced and/or novated (in whole or in part) from time to time and to any agreement, deed or document executed pursuant thereto;

(5)	the singular includes the plural and vice versa and words importing one gender shall include all genders;

(6)	headings to Recitals, Parts, clauses and sub-clauses are for ease of reference only and shall not affect the interpretation of this Scheme; and

(7)	to the extent that there shall be any conflict or inconsistency between the terms of this Scheme and the Proxy Statement then the terms of this Scheme shall prevail.

THE COMPANY

C	The Company was incorporated with limited liability and registered by continuation in the Cayman Islands on 14 May 1999 as an exempted limited liability company with registered number 89645.

D	On the Latest Practicable Date the Company had an authorised share capital of US$13,000,000 divided into 800,000,000 ordinary shares of US$0.01 nominal or par value each in the capital of the Company (Transocean Ordinary Shares), of which 319,068,820 have been issued and are fully paid up or credited as fully paid up, and the remainder remain unissued, and 50,000,000 shares of US$0.10 nominal or par value each in the capital of the Company, of which all remain unissued.

OUTSTANDING TRANSOCEAN OPTIONS, TRANSOCEAN SARS, TRANSOCEAN DEFERRED UNITS, TRANSOCEAN WARRANTS AND TRANSOCEAN CONVERTIBLE NOTES

E	On the Latest Practicable Date there were in aggregate (1) 2,682,359 outstanding Transocean Options of which 2,406,078 have vested and may be exercised in full or in part, (2) 189,363 outstanding Transocean SARs of which 189,363 have vested and may be exercised in full or in part, (3) 645,190 outstanding Transocean Deferred Units, (4) 65,120 outstanding Transocean Warrants, each representing the right to purchase 12.243 Transocean Ordinary Shares, and (5) $6,600,000,000 principal amount of outstanding Transocean Convertible Senior Notes due 2037 (the “Convertible Notes”) with a conversion price of $168.61 per Transocean Ordinary Share.

B-2-4

AT THE EFFECTIVE TIME, ALL TRANSOCEAN OPTIONS, TRANSOCEAN SARS, TRANSOCEAN DEFERRED UNITS AND OTHER AWARDS ISSUED, OR BENEFITS AVAILABLE OR BASED ON, TRANSOCEAN ORDINARY SHARES THEN OUTSTANDING UNDER THE PLANS LISTED ON EXHIBIT E ATTACHED TO THE AGREEMENT AND PLAN OF MERGER SHALL REMAIN OUTSTANDING AND, AFTER THE EFFECTIVE TIME, BE DEEMED TO PROVIDE FOR THE ISSUANCE OR PURCHASE OF, OR OTHERWISE RELATE TO, THE TRANSOCEAN SWITZERLAND REGISTERED SHARES.

AT THE EFFECTIVE TIME, EACH OUTSTANDING TRANSOCEAN WARRANT SHALL BE ASSUMED BY TRANSOCEAN SWITZERLAND IN ACCORDANCE WITH THE TERMS OF THE WARRANT AGREEMENT DATED APRIL 22, 1999 BETWEEN THE COMPANY AND THE BANK OF NEW YORK, AS AMENDED (THE “WARRANT AGREEMENT”).

TRANSOCEAN SWITZERLAND SHALL AGREE TO BE BOUND BY THE CONVERSION PROVISIONS OF THE CONVERTIBLE NOTES, SUCH THAT, FOLLOWING THE EFFECTIVE TIME, EACH OUTSTANDING CONVERTIBLE NOTE SHALL BE CONVERTIBLE, IN ACCORDANCE WITH ITS TERMS, INTO THE NUMBER OF TRANSOCEAN SWITZERLAND REGISTERED SHARES THAT THE HOLDER WOULD HAVE BEEN ENTITLED TO RECEIVE IF SUCH HOLDER HAD HELD A NUMBER OF TRANSOCEAN ORDINARY SHARES EQUAL TO THE APPLICABLE CONVERSION RATE IN EFFECT IMMEDIATELY PRIOR TO THE EFFECTIVE TIME.

THE PURPOSE OF THIS SCHEME

F	The purpose of this Scheme is, in conjunction with the Transocean Acquisition Scheme, to effect the exchange of each issued Transocean Ordinary Share for one issued, fully paid and non-assessable Transocean Switzerland Registered Share, the issuance and allotment of the Treasury Shares to the Company pursuant to the terms of the Agreement and Plan of Merger. Upon the Effective Time each Transocean Ordinary Share issued and outstanding immediately prior to the Effective Time shall be cancelled and shall cease to exist. Pursuant to the Transocean Acquisition Scheme, the Company shall issue and allot to Transocean Switzerland one new Transocean Ordinary Share as consideration for each Transocean Switzerland Registered Share issued to Scheme Shareholders. This Scheme is a parallel scheme to the Transocean Acquisition Scheme and one shall not become effective without the other.

B-2-5

PART II

THE SCHEME

Application and effectiveness of this Scheme

1.	The compromise and arrangement effected by this Scheme shall apply to all Scheme Shares and shall be binding on all Scheme Shareholders.

Effect of this Scheme

2.	At the Effective Time all of the right, title and interest of Scheme Shareholders in Scheme Shares shall be subject to the arrangement implemented by the mechanism set out in clause 3.

Compromise and Arrangement with the Scheme Shareholders

3.	At the Effective Time, in consideration of the rights of Scheme Shareholders under this Scheme and in exchange for each Transocean Ordinary Share outstanding immediately prior to the Effective Time and notwithstanding any term of any relevant document, the following will occur:

(a)	The Scheme Shares shall be returned to the Company and cancelled.

(b)	In exchange for the Scheme Shares the Company shall procure that Transocean Switzerland shall issue and allot the Scheme Consideration to the Scheme Shareholders.

(c)	Transocean Switzerland shall issue and allot to the Company the Treasury Shares.

(d)	Pursuant to the Transocean Acquisition Scheme, the Company shall issue and allot to Transocean Switzerland one new fully paid Transocean Ordinary Share as consideration for each Transocean Switzerland Registered Share issued to Scheme Shareholders pursuant to the provisions of the Scheme.

B-2-6

PART III

IDENTIFICATION OF SHAREHOLDERS OF TRANSOCEAN FOR VOTING PURPOSES

Record Date

4.	The holders of Transocean Ordinary Shares and the number of Transocean Ordinary Shares that they hold for the purposes of voting at the Scheme Meeting shall be determined as those recorded on the Register of Members as at the Record Date.

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PART IV

DISTRIBUTIONS

Distribution To Scheme Shareholders

5.	Promptly following the Effective Time, Transocean Switzerland shall issue the Transocean Switzerland Registered Shares comprising the Scheme Consideration to the Scheme Shareholders.

Rights of Scheme Shareholders

6.	With effect from and including the Effective Time, each holder of Scheme Shares shall in accordance with the Scheme cease to have any rights with respect to Scheme Shares, except the right to receive the Scheme Consideration. With effect from and including the Effective Time, all existing Scheme Shares shall be cancelled, and the Register of Members shall be updated to reflect such cancellation.

B-2-8

PART V

GENERAL SCHEME PROVISIONS

Effective Time and Notification to Scheme Shareholders

7.	This Scheme shall become effective at the Effective Time.

8.	Transocean Switzerland shall give notification of this Scheme having become effective by filing a Current Report on Form 8-K with the United States Securities and Exchange Commission.

Stay of Prohibited Proceedings

9.	None of the Scheme Shareholders shall commence a Prohibited Proceeding in respect of or arising from this Scheme after the Effective Time.

10.	A Scheme Shareholder may commence an Allowed Proceeding against the Company or Transocean Switzerland after the Effective Time provided that it has first given the Company five Business Days’ prior notice in writing of its intention to do so.

Dividends

11.	At or after the Effective Time, Transocean Switzerland shall pay from funds on hand at the Effective Time any dividends or other distributions with a record date prior to the Effective Time that may have been declared or made by the Company on the Transocean Ordinary Shares which remain unpaid at the Effective Time.

12.	The Company shall pay in full all costs, charges, expenses and disbursements reasonably incurred by the Company in connection with the negotiation, preparation and implementation of this Scheme as and when they arise, including the costs of holding the Scheme Meeting and the costs of obtaining the sanction of the Grand Court and the costs of placing the notices required by this Scheme.

Modifications of this Scheme

13.	The Company may, at any hearing before the Grand Court to sanction this Scheme, consent on behalf of all Scheme Shareholders to any modification of this Scheme or any terms or conditions which the Grand Court may think fit to approve or impose.

Notice

14.	Any notice or other written communication to be given under or in relation to this Scheme other than pursuant to clauses 8 and 18 shall be given in writing and shall be deemed to have been duly given if it is delivered by hand or sent by post, to:

(a)	in the case of the Company, Transocean Inc., 70 Harbour Drive, Grand Cayman, KY1-1003, Cayman Islands, marked for the attention of the Company Secretary;

(b)	in the case of a Scheme Shareholder, its last known address according to the Company; and

(c)	in the case of any other person, any address set forth for that person in any agreement entered into in connection with this Scheme or the last known address according to the Company, or by fax its last known fax number according to the Company.

15.	Any notice or other written communication to be given under this Scheme shall be deemed to have been served:

(a)	if delivered by hand, on the first Business Day following delivery;

B-2-9

(b)	if sent by post, on the second Business Day after posting if the recipient is in the country of dispatch, otherwise on the seventh Business Day after posting;

(c)	if by fax, on the Business Day sent; and

(d)	if by advertisement, on the date of publication.

16.	In proving service, it shall be sufficient proof, in the case of a notice sent by post, that the envelope was properly stamped, addressed and placed in the post.

17.	Save in the case of the notice, written communication or document required to be sent pursuant to clause 8, the accidental omission to send any notice, written communication or other document in accordance with clauses 13 to 15 or the non-receipt of any such notice by any Scheme Shareholder, shall not affect the provisions of this Scheme.

18.	The Company shall not be responsible for any loss or delay in the transmission of any notices, other documents or payments posted by or to any Scheme Shareholders which shall be posted at the risk of such Scheme Shareholders.

19.	Any notice or other written communication that is required to be given to all or substantially all Scheme Shareholders shall be effective by filing a Current Report on Form 8-K with the United States Securities and Exchange Commission and shall be deemed to be served upon acceptance by the EDGAR system thereof.

Exercise of Discretion

20.	When under any provision of this Scheme a matter is to be determined by the Company, then it will have discretion to interpret such matter under the Scheme in a manner that it considers fair and reasonable, and its decisions will be binding on all concerned. The Company may consent to any modification of this Scheme on behalf of its shareholders which the Grand Court may think fit to approve or impose.

Governing Law and Jurisdiction

21.	At and with effect from the Effective Time, the operative terms of this Scheme shall be governed by, and construed in accordance with, the laws of the Cayman Islands and the Scheme Shareholders hereby agree that the Courts of the Cayman Islands shall have exclusive jurisdiction to hear and determine any suit, action or proceeding and to settle any dispute which arises out of or connected with the terms of this Scheme or their implementation or out of any action taken or omitted to be taken under this Scheme or in connection with the administration of this Scheme and for such purposes, the Scheme Shareholders irrevocably submit to the jurisdiction of the Courts of the Cayman Islands, provided, however, that nothing in this clause shall affect the validity of other provisions determining governing law and jurisdiction as between the Company and any of its Scheme Shareholders, whether contained in any contract or otherwise.

22.	The terms of this Scheme and the obligations imposed on the Company hereunder shall take effect subject to any prohibition or condition imposed by any applicable law.

Expiry of the Scheme

23.	Unless the Effective Time shall have occurred on or before 31 December 2009 or such later date, if any, as the Company may agree and the Grand Court may allow, this Scheme shall lapse.

Dated this 23rd day of October 2008	WALKERS

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Annex C

IN THE GRAND COURT OF THE CAYMAN ISLANDS

CAUSE NO. 0501 OF 2008

CAUSE NO. 0502 OF 2008

IN THE MATTER OF SECTION 86 OF THE COMPANIES LAW (2007 REVISION)

AND IN THE MATTER OF TRANSOCEAN INC.

AND IN THE MATTER OF TRANSOCEAN CAYMAN LTD.

THE HON CHIEF JUSTICE SMELLIE (IN CHAMBERS)

WEDNESDAY THE 29TH DAY OF OCTOBER 2008

ORDER ON EX PARTE SUMMONS

UPON THE APPLICATION of Transocean Inc. (“Transocean”) and Transocean Cayman Ltd. (“Transocean Acquisition”) by ex parte summons dated 23 October 2008;

AND UPON HEARING Counsel for the Petitioners;

AND UPON READING the petition herein (the “Petition”), the First Affidavit of Eric B. Brown with exhibits and the First Affidavit of James H. Mayor both sworn herein on 23 October 2008;

IT IS DECLARED that: (a) the relevant class of persons the subject matter of the compromise and arrangement in the Transocean Scheme (as defined below) are the holders of Transocean Ordinary Shares (as that term is defined in the Transocean Scheme of Arrangement as set forth in the Schedule to the said Petition (the “Transocean Scheme”)) (the “Transocean Shareholders”) as at the relevant time; and (b) the relevant class of persons the subject matter of the compromise and arrangement in the Transocean Acquisition Scheme (as defined below) is the holder of Transocean Acquisition Ordinary Shares (as that term is defined in the Transocean Cayman Ltd. Scheme of Arrangement as set forth in the Schedule to the said Petition (the “Transocean Acquisition Scheme”)) (the “Transocean Acquisition Shareholders”) as at the relevant time.

AND IT IS ORDERED that:

1.	Transocean Acquisition be permitted to dispense with the requirement to convene a meeting of the Transocean Acquisition Shareholder as at the Record Date (as defined below) on the basis that its sole shareholder, Transocean Ltd., a Swiss corporation, has undertaken that it will pass a written resolution approving the Transocean Acquisition Scheme.

2.	Transocean do convene a meeting (the “Transocean Scheme Meeting”) of the Transocean Shareholders as at the record date, being 27 October 2008 (the “Record Date”), such Transocean Scheme Meeting to be held at the Sheraton Nassau Beach Resort, Nassau, Bahamas at 3 pm local time on 8 December 2008, for the purpose of considering and if thought fit approving (with or without modification) the Transocean Scheme.

3.	This Honourable Court appoint Robert E. Rose, being a director of Transocean, or failing him Robert L. Long, being a director of Transocean, or, failing him, any other director of Transocean to act as chairman of the Transocean Scheme Meeting.

4.	The Petition herein be set down to be heard on 16 December 2008.

AND IT IS DIRECTED that:

5.	At least 28 clear days before the day appointed for the Transocean Scheme Meeting a Notice convening the Transocean Scheme Meeting in the form or substantially in the form of the notice initialled by this Court for the purposes of identification be inserted once each in the Cayman Islands Gazette and the US and international editions of The Wall Street Journal.

6.	At least 28 clear days before the day appointed for the Transocean Scheme Meeting a Notice convening the same and enclosing:

(a)	a copy of the Transocean Scheme and the Transocean Acquisition Scheme and a copy of the Proxy Statement (as defined in the Transocean Scheme), as is required to be furnished pursuant to the Grand Court Rules, Order 102 rule 21, in each case in the form or substantially in the form of the document produced to the Court; and

(b)	a form of proxy for use at the Transocean Scheme Meeting in the form or substantially in the form produced to the Court and the provisions to be made permitting Transocean Shareholders to vote, including by telephone, electronically or otherwise, be served by hand, courier or pre-paid post (or by air mail, as appropriate) addressed to each of the Transocean Shareholders holding such shares at the address shown on the register of members of Transocean as at the Record Date, provided that (i) the accidental omission to serve any Transocean Shareholder with notice of the Transocean Scheme Meeting, or the non-receipt by any Transocean Shareholder of notice of the Transocean Scheme Meeting, shall not invalidate the proceedings at the Transocean Scheme Meeting and (ii) notwithstanding any of the foregoing it shall be sufficient to prove that, in the case of delivery by courier, such documents were delivered to a courier and in envelopes addressed to the person or persons concerned at their said addresses respectively.

7.	Any registered Transocean Shareholder who holds his Transocean Ordinary Shares on trust or as a nominee will be able to vote any number of his shares “for” the Scheme and vote the balance of his shares “against” the Scheme, or to abstain from voting. The vote(s) (or abstention(s)) represent the instruction to the trustee or nominee from his underlying beneficiary(ies) or investor(s). Subject to any reasonable objections as they might raise, Transocean Shareholders voting in this manner would, for the purpose of the “majority in number” count, be counted as one shareholder “for” the Scheme (as to the number of his Transocean Ordinary Shares being voted “for” the Scheme), and one shareholder “against” the Scheme (as to the number of his Transocean Ordinary Shares being voted “against” the Scheme).

8.	The form of proxy in the form or substantially in the form produced to the Court and the provisions to be made permitting Transocean Shareholders to vote, including by telephone, electronically or otherwise, be approved for use at the Transocean Scheme Meeting.

9.	The Chairman of the Transocean Scheme Meeting (the “Chairman”) is to be entitled to accept the warranty on the said forms of proxy as to the authority of the signatory to cast the votes thereby cast without further investigation.

10.	The Chairman is to be at liberty to accept a faxed copy of a form of proxy but may require production of the original if he considers this to be necessary or desirable for the purpose of verification.

11.	Transocean be at liberty to set the Record Date for determining the holders of Transocean Ordinary Shares entitled to receive notice of, and to vote at, the Transocean Scheme Meeting, of 27 October 2008.

12.	In the case of joint registered holders of Transocean Ordinary Shares, the vote of the senior holder who tenders the vote shall be accepted to the exclusion of the votes of the other joint holders, and for this purpose seniority shall be determined by the order in which the names stand in Transocean’s Register of Members.

13.	The Chairman is to be at liberty to accept a form of proxy and the figure for which any Transocean Shareholder seeks to vote, notwithstanding that the form of proxy has not been completed in accordance with the instructions contained therein, provided that the Chairman considers that the information contained therein is sufficient to establish the entitlement of the Transocean Shareholder to vote.

14.	Any person validly appointed as proxy for a Transocean Shareholder may attend and speak at the Transocean Scheme Meeting.

15.	Transocean shall cause to be published a Notice (in the form or substantially in the form of the notice initialled by this Court for the purposes of identification) advertising the date of hearing of the Petition herein. The Notice shall be published in the Cayman Islands Gazette and also in the US and international editions of The Wall Street Journal.

16.	Within seven days of the Transocean Scheme Meeting the said Chairman do report the result of the Transocean Scheme Meeting to the Court.

DATED the 29th day of October 2008

FILED the 29th day of October 2008

Judge of the Grand Court

THIS ORDER is filed by Walkers, Attorneys-at-Law, Walker House, 87 Mary Street, George Town, Grand Cayman KY1 9001, for the Petitioners, whose address for service is care of their said Attorneys-at-Law.

Annex D

NOTICE OF TRANSOCEAN COURT MEETING

IN THE GRAND COURT OF THE CAYMAN ISLANDS

CAUSE NO 501 OF 2008

IN THE MATTER OF TRANSOCEAN INC.

AND IN THE MATTER OF SECTION 86 OF THE COMPANIES LAW (2007 REVISION)

NOTICE IS HEREBY GIVEN that, by an order dated 29 October 2008 (the “Order”) made in the above matter, the Grand Court of the Cayman Islands (the “Grand Court”) has directed a meeting (the “Transocean Scheme Meeting”) to be convened of the holders of ordinary shares of Transocean Inc. (“Transocean”) for the purpose of considering and, if thought fit, approving, with or without modification, a scheme of arrangement (the “Transocean Scheme”) proposed to be made between Transocean and its Scheme Shareholders (as defined in the Transocean Scheme) and that the Transocean Scheme Meeting will be held on 8 December, 2008 at 3 p.m., local time, at the Sheraton Nassau Beach Resort, Nassau, Bahamas at which place and time all such holders of ordinary shares of Transocean are requested to attend.

The Transocean Scheme is parallel to, and inter-conditional upon, a further scheme of arrangement between Transocean Cayman Ltd. and the holder of its ordinary shares (the “Transocean Acquisition Scheme”).

Copies of the Transocean Scheme and the Transocean Acquisition Scheme (together, the “Schemes”) and a copy of an explanatory statement explaining the effect of the Schemes are incorporated in the proxy statement of which this Notice forms part. A copy of the said proxy statement can also be obtained by the above-mentioned holders of ordinary shares of Transocean from Transocean’s proxy solicitor in the United States being D. F. King & Co., Inc. 48 Wall Street, 22nd Floor, New York, NY 10005.

The above-mentioned holders of ordinary shares of Transocean as at the record date set by Transocean for the Transocean Scheme Meeting, being 27 October 2008, may vote in person at the Transocean Scheme Meeting or they may appoint one or more proxies, whether a member of Transocean or not, to attend and vote in their stead. A form of proxy for use at the Transocean Scheme Meeting is enclosed with the proxy statement of which this Notice forms part.

If shares are held in joint names, then either the holder whose name appears first in the Register of Members of Transocean or each holder should sign. If signing as Attorney, Executor, Administrator, Trustee or Guardian, please give your title as such. If the signer is a corporation, please sign in the full corporate name by a duly authorized officer.

It is requested that forms appointing proxies be lodged, by post, with Transocean Inc., c/o The Bank of New York Mellon, Enclosing and Mailing Operations, 925 Patterson Plank Road, Secaucus, NJ, 07094 in accordance with the instructions set out in the form of proxy, no later than the time appointed for the Transocean Scheme Meeting, but if forms are not so lodged they may be handed to the chairman of the Transocean Scheme Meeting at the meeting.

D-1

By the Order, the Grand Court has appointed Robert E. Rose, a director of Transocean, or failing him Robert L. Long, also a director of Transocean, or failing him any other person who is a director of Transocean as at the date of the Order to act as the chairman of the Transocean Scheme Meeting and has directed the chairman of the Transocean Scheme Meeting to report the results thereof to the Grand Court.

The Transocean Scheme will be subject to a subsequent application seeking the sanction of the Grand Court which shall be heard on or about 16 December 2008. Any interested party, including any Shareholder of Transocean, desiring to support or oppose the making of an order on the petition to sanction the Schemes and desirous of being heard on the said petition should appear at the time of hearing in person or by counsel or attorney for the purpose. The attorneys mentioned below will provide a copy of the petition to sanction the Schemes to any such person requiring the same.

Dated the 29th day of October 2008.

WALKERS

Walker House

87 Mary Street

George Town

Grand Cayman KY1-9001

Cayman Islands

Attorneys for Transocean Inc.

D-2

Annex E

EXPECTED TIMETABLE

Description	Proposed Date
Record date for determining the Transocean-Cayman shareholders eligible to vote at the shareholder meeting	October 27, 2008

Proxy statement and proxy first mailed to Transocean-Cayman shareholders	On or about November 5, 2008

Latest time for submitting forms of proxy:

via Internet or telephone	11:59 p.m. Eastern time on December 7, 2008

via proxy card	Must be received at any time prior to the commencement of the shareholder meeting

Shareholder meeting	3:00 p.m., Bahamas time on December 8, 2008

Court hearing to sanction the schemes of arrangement	December 16, 2008

Anticipated effective time of the schemes of arrangement	As soon as practicable after the court hearing

Issuance of the Transocean-Switzerland shares to the Transocean-Cayman shareholders	Promptly after the effective time of the schemes of arrangement

E-1

Annex F

Statuten

von Transocean Ltd.

vom

Articles of Association of

Transocean Ltd.

as of

Abschnitt 1: Firma, Sitz, Zweck und Dauer der Gesellschaft

Artikel 1

Firma, Sitz		Unter der Firma Transocean Ltd. (die Gesellschaft) besteht eine Aktiengesellschaft mit Sitz in Zug, Kanton Zug, Schweiz.

Zweck		Artikel 2

	1	Zweck der Gesellschaft ist der Erwerb, das Halten, die Verwaltung, die Verwertung und die Veräusserung von Beteiligungen an Unternehmen im In- und Ausland, ob direkt oder indirekt, insbesondere an Unternehmen, die im Bereich der Erbringung von Dienstleistungen für Offshore Öl-und Gasbohrungen, einschliesslich Management Dienstleistungen, Bohringenieurs- und Bohr-Projekt Management-Dienstleistungen für Öl-und Gasbohrungen, sowie von Öl- und Gas-Exploration und -Produktionsaktivitäten tätig sind sowie die Finanzierung dieser Aktivitäten. Die Gesellschaft kann Grundstücke und gewerbliche Schutzrechte im In- und Ausland erwerben, halten, verwalten, belasten und verkaufen.

	2	Die Gesellschaft kann alle Tätigkeiten ausüben und Massnahmen ergreifen, die geeignet erscheinen, den Zweck der Gesellschaft zu fördern, oder die mit diesem zusammenhängen.

Artikel 3

Dauer		Die Dauer der Gesellschaft ist unbeschränkt.

Section 1: Name, Place of Incorporation, Purpose and Duration of the Company

Article 1

Name, Place of Incorporation		Under the name Transocean Ltd. (the Company) there exists a corporation with its place of incorporation in Zug, Canton of Zug, Switzerland.

Purpose		Article 2

1

The purpose of the Company is to acquire, hold, manage, exploit and sell, whether directly or indirectly, participations in businesses in Switzerland and abroad, in particular in businesses that are involved in offshore contract drilling services for oil and gas wells, oil and gas drilling management services, drilling engineering services and drilling project management services and oil and gas exploration and production activities, and to provide financing for this purpose. The Company may acquire, hold, manage, mortgage and sell real estate and intellectual property rights in Switzerland and abroad.

	2	The Company may engage in all types of transactions and may take all measures that appear appropriate to promote the purpose of the Company or that are related thereto.

Article 3

Duration		The duration of the Company is unlimited.

		Abschnitt 2: Aktienkapital

		Artikel 4

Aktienkapital		Das Aktienkapital der Gesellschaft beträgt CHF , eingeteilt in voll liberierte Namenaktien. Jede Namenaktie hat einen Nennwert von CHF (jede Namenaktie nachfolgend bezeichnet als Aktie bzw. die Aktien).

		Artikel 5

Genehmigtes Kapital	1

Der Verwaltungsrat ist ermächtigt, das Aktienkapital jederzeit bis zum          im Maximalbetrag von CHF          durch Ausgabe von höchstens          vollständig          zu liberierenden Aktien mit einem Nennwert von je CHF zu erhöhen. Eine Erhöhung (i) auf dem Weg einer Festübernahme durch eine Bank, ein Bankenkonsortium oder Dritte und eines anschliessenden Angebots an die bisherigen Aktionäre sowie (ii) in Teilbeträgen ist zulässig.

	2	Der Verwaltungsrat legt den Zeitpunkt der Ausgabe, den Ausgabebetrag, die Art, wie die neuen Aktien zu liberieren sind, den Beginn der Dividendenberechtigung, die Bedingungen für die Ausübung der Bezugsrechte sowie die Zuteilung der Bezugsrechte, welche nicht ausgeübt wurden, fest. Nicht-ausgeübte Bezugsrechte kann der Verwaltungsrat verfallen lassen, oder er kann diese bzw. Aktien, für welche Bezugsrechte eingeräumt, aber nicht ausgeübt werden, zu Marktkonditionen platzieren oder anderweitig im Interesse der Gesellschaft verwenden.

		Section 2: Share Capital

		Article 4

Share Capital		The share capital of the Company is CHF and is divided into fully paid registered shares. Each registered share has a par value of CHF (each such registered share hereinafter a Share and collectively the Shares).

		Article 5

Authorized Share Capital	1	The Board of Directors is authorized to increase the share capital, at any time until , by a maximum amount of CHF by issuing a maximum of fully paid up Shares with a par value of CHF each. An increase of the share capital (i) by means of an offering underwritten by a financial institution, a syndicate of financial institutions or another third party or third parties, followed by an offer to the then-existing shareholders of the Company, and (ii) in partial amounts shall be permissible.

	2	The Board of Directors shall determine the time of the issuance, the issue price, the manner in which the new Shares have to be paid up, the date from which the Shares carry the right to dividends, the conditions for the exercise of the preemptive rights and the allotment of preemptive rights that have not been exercised. The Board of Directors may allow the preemptive rights that have not been exercised to expire, or it may place such rights or Shares, the preemptive rights of which have not been exercised, at market conditions or use them otherwise in the interest of the Company.

3

Der Verwaltungsrat ist ermächtigt, die Bezugsrechte der Aktionäre zu entziehen oder zu beschränken und einzelnen Aktionären oder Dritten zuzuweisen:

(a)    wenn der Ausgabebetrag der neuen Aktien unter Berücksichtigung des Marktpreises festgesetzt wird; oder

(b)    für die Übernahme von Unternehmen, Unternehmensteilen oder Beteiligungen oder für die Finanzierung oder Refinanzierung solcher Transaktionen oder die Finanzierung von neuen Investitionsvorhaben der Gesellschaft; oder

(c)    zum Zwecke der Erweiterung des Aktionärskreises in bestimmten Finanz- oder Investoren-Märkten, zur Beteiligung von strategischen Partnern, oder im Zusammenhang mit der Kotierung von neuen Aktien an inländischen oder ausländischen Börsen; oder

(d)    für die Einräumung einer Mehrzuteilungsoption (Greenshoe) von bis zu 20% der zu platzierenden oder zu verkaufenden Aktien an die betreffenden Erstkäufer oder Festübernehmer im Rahmen einer Aktienplatzierung oder eines Aktienverkaufs; oder

(e)    für die Beteiligung von Mitgliedern des Verwaltungsrates, Mitglieder der Geschäftsleitung, Mitarbeitern, Beauftragten, Beratern oder anderen Personen, die für die Gesellschaft oder eine ihrer Tochtergesellschaften Leistungen erbringen; oder

(f)     wenn ein Aktionär oder eine Gruppe von in gemeinsamer Absprache handelnden Aktionären mehr als 15% des im Handelsregister eingetragenen Aktienkapitals der Gesellschaft auf sich vereinigt hat, ohne den übrigen Aktionären ein vom

3

The Board of Directors is authorized to withdraw or limit the preemptive rights of the shareholders and to allot them to individual shareholders or third parties:

(a)    if the issue price of the new Shares is determined by reference to the market price; or

(b)    for the acquisition of an enterprise, part(s) of an enterprise or participations, or for the financing or refinancing of any of such transactions, or for the financing of new investment plans of the Company; or

(c)    for purposes of broadening the shareholder constituency of the Company in certain financial or investor markets, for purposes of the participation of strategic partners, or in connection with the listing of new Shares on domestic or foreign stock exchanges; or

(d)    for purposes of granting an over-allotment option (Greenshoe) of up to 20% of the total number of Shares in a placement or sale of Shares to the respective initial purchaser(s) or underwriter(s); or

(e)    for the participation of members of the Board of Directors, members of the executive management, employees, contractors, consultants or other persons performing services for the benefit of the Company or any of its subsidiaries; or

(f)     following a shareholder or a group of shareholders acting in concert having accumulated shareholdings in excess of 15% of the share capital registered in the commercial register without having submitted to the other shareholders a

         Verwaltungsrat empfohlenes Übernahmeangebot zu unterbreiten; oder zur Abwehr eines unterbreiteten, angedrohten oder potentiellen Übernahmeangebotes, welches der Verwaltungsrat, nach Konsultation mit einem von ihm beigezogenen unabhängigen Finanzberater, den Aktionären nicht zur Annahme empfohlen hat, weil der Verwaltungsrat das Übernahmeangebot in finanzieller Hinsicht gegenüber den Aktionären nicht als fair beurteilt hat.

	4	Die neuen Aktien unterliegen den Eintragungsbeschränkungen in das Aktienbuch von Artikel 7 und 9 dieser Statuten.

		Artikel 6

Bedingtes Aktienkapital	1

Das Aktienkapital kann sich durch Ausgabe von höchstens          voll zu liberierenden Aktien im Nennwert von je CHF          um höchstens CHF          erhöhen durch:

(a)    die Ausübung von Wandel-, Tausch-, Options-, Bezugs- oder ähnlichen Rechten auf den Bezug von Aktien (nachfolgend die Rechte), welche Dritten oder Aktionären in Verbindung mit auf nationalen oder internationalen Kapitalmärkten neu oder bereits begebenen Anleihensobligationen, Optionen, Warrants oder anderen Finanzmarktinstrumenten oder neuen oder bereits bestehenden vertraglichen Verpflichtungen der Gesellschaft, einer ihrer Gruppengesellschaften oder einer deren Rechtsvorgänger eingeräumt werden (nachfolgend zusammen die mit Rechten verbundenen Obligationen); und/oder takeover offer recommended by the Board of Directors, or for the defense of an actual, threatened or potential takeover bid, in relation to which the Board of Directors, upon consultation with an independent financial adviser retained by it, has not recommended to the shareholders acceptance on the basis that the Board of Directors has not found the takeover bid to be financially fair to the shareholders.

	4	The new Shares shall be subject to the limitations for registration in the share register pursuant to Articles 7 and 9 of these Articles of Association.

		Article 6

Conditional Share Capital	1

The share capital may be increased in an amount not to exceed CHF          through the issuance of up to          fully paid-up Shares with a par value of CHF          per Share through:

(a)    the exercise of conversion, exchange, option, warrant or similar rights for the subscription of Shares (hereinafter the Rights) granted to third parties or shareholders in connection with bonds, options, warrants or other securities newly or already issued in national or international capital markets or new or already existing contractual obligations by or of the Company, one of its group companies, or any of their respective predecessors (hereinafter collectively, the Rights-Bearing Obligations); and/or

(b)    die Ausgabe von Aktien oder mit Rechten verbundenen Obligationen an Mitglieder des Verwaltungsrates, Mitglieder der Geschäftsleitung, Arbeitnehmer, Beauftragte, Berater oder anderen Personen, welche Dienstleistungen für die Gesellschaft oder ihre Tochtergesellschaften erbringen.

2	Bei der Ausgabe von mit Rechten verbundenen Obligationen durch die Gesellschaft, eine ihrer Gruppengesellschaften oder eine deren Rechtsvorgänger ist das Bezugsrecht der Aktionäre ausgeschlossen. Zum Bezug der neuen Aktien, die bei Ausübung der Wandel-, Tausch- oder anderer Ausübungsrechte ausgegeben werden, sind die jeweiligen Inhaber der mit Rechten verbundenen Obligationen berechtigt. Die Bedingungen der mit Rechten verbundenen Obligationen sind durch den Verwaltungsrat festzulegen.

3

Der Verwaltungsrat ist ermächtigt, die Vorwegzeichnungsrechte der Aktionäre im Zusammenhang mit der Ausgabe von mit Rechten verbundenen Obligationen durch die Gesellschaft oder eine ihrer Gruppengesellschaften zu beschränken oder aufzuheben, falls (1) die Ausgabe zum Zwecke der Finanzierung oder Refinanzierung der Übernahme von Unternehmen, Unternehmensteilen, Beteiligungen oder Investitionen, oder (2) die Ausgabe auf nationalen oder internationalen Finanzmärkten oder im Rahmen einer Privatplatzierung erfolgt.

(b)    the issuance of Shares or Rights-Bearing Obligations granted to members of the Board of Directors, members of the executive management, employees, contractors, consultants or other persons providing services to the Company or its subsidiaries.

2

The preemptive rights of the shareholders shall be excluded in connection with the issuance of any Rights-Bearing Obligations by the Company, one of its group companies, or any of their respective predecessors. The then-current owners of such Rights-Bearing Obligations shall be entitled to subscribe for the new Shares issued upon conversion, exchange or exercise of any Rights-Bearing Obligations. The conditions of the Rights-Bearing Obligations shall be determined by the Board of Directors.

3

The Board of Directors shall be authorized to withdraw or limit the advance subscription rights of the shareholders in connection with the issuance by the Company or one of its group companies of Rights-Bearing Obligations if (1) the issuance is for purposes of financing or refinancing the acquisition of an enterprise, parts of an enterprise, participations or investments or (2) the issuance occurs in national or international capital markets or through a private placement.

Wird das Vorwegzeichnungsrecht weder direkt noch indirekt durch den Verwaltungsrat gewährt, gilt Folgendes:

(a)    Die mit Rechten verbundenen Obligationen sind zu den jeweils marktüblichen Bedingungen auszugeben oder einzugehen; und

(b)    der Umwandlungs-, Tausch- oder sonstige Ausübungspreis der mit Rechten verbundenen Obligationen ist unter Berücksichtigung des Marktpreises im Zeitpunkt der Ausgabe der mit Rechten verbundenen Obligationen festzusetzen; und

(c)    die mit Rechten verbundenen Obligationen sind höchstens während 30 Jahren ab dem jeweiligen Zeitpunkt der betreffenden Ausgabe oder des betreffenden Abschlusses wandel-, tausch- oder ausübbar.

4	Bei der Ausgabe von Aktien oder mit Rechten verbundenen Obligationen gemäss Artikel 6 Absatz 1(b) dieser Statuten sind das Bezugsrecht wie auch das Vorwegzeichnungsrecht der Aktionäre der Gesellschaft ausgeschlossen. Die Ausgabe von Aktien oder mit Rechten verbundenen Obligationen an die in Artikel 6 Absatz 1(b) dieser Statuten genannten Personen erfolgt gemäss einem oder mehreren Beteiligungsplänen der Gesellschaft. Die Ausgabe von Aktien an die Artikel 6 Absatz 1(b) dieser Statuten genannten Personen kann zu einem Preis erfolgen, der unter dem Kurs der Börse liegt, an der die Aktien gehandelt werden, muss aber mindestens zum Nennwert erfolgen.

If the advance subscription rights are neither granted directly nor indirectly by the Board of Directors, the following shall apply:

(a)    The Rights-Bearing Obligations shall be issued or entered into at market conditions; and

(b)    the conversion, exchange or exercise price of the Rights-Bearing Obligations shall be set with reference to the market conditions prevailing at the date on which the Rights-Bearing Obligations are issued; and

(c)    the Rights-Bearing Obligations may be converted, exchanged or exercised during a maximum period of 30 years from the date of the relevant issuance or entry.

4	The preemptive rights and advance subscription rights of the shareholders shall be excluded in connection with the issuance of any Shares or Rights-Bearing Obligations pursuant to Article 6 para 1(b) of these Articles of Association. Shares or Rights-Bearing Obligations shall be issued to any of the persons referred to in Article 6 para 1(b) of these Articles of Association in accordance with one or more benefit or incentive plans of the Company. Shares may be issued to any of the persons referred to in Article 6 para 1(b) of these Articles of Association at a price lower than the current market price quoted on the stock exchange on which the Shares are traded, but at least at par value.

	5	Die neuen Aktien, welche über die Ausübung von mit Rechten verbundenen Obligationen erworben werden, unterliegen den Eintragungsbeschränkungen in das Aktienbuch gemäss Artikel 7 und 9 dieser Statuten.

		Artikel 7

Aktienbuch, Rechtsausübung, Eintragungsbe- schränkungen, Nominees	1	Die Gesellschaft oder von ihr beauftragte Dritte führen ein Aktienbuch. Darin werden die Eigentümer und Nutzniesser der Aktien sowie Nominees mit Namen und Vornamen, Wohnort, Adresse und Staatsangehörigkeit (bei juristischen Personen mit Firma und Sitz) eingetragen. Ändert eine im Aktienbuch eingetragene Person ihre Adresse, so hat sie dies dem Aktienbuchführer mitzuteilen. Solange dies nicht geschehen ist, gelten alle brieflichen Mitteilungen der Gesellschaft an die im Aktienbuch eingetragenen Personen als rechtsgültig an die bisher im Aktienbuch eingetragene Adresse erfolgt.

	2	Ein Erwerber von Aktien wird auf Gesuch als Aktionär mit Stimmrecht im Aktienbuch eingetragen, vorausgesetzt, dass ein solcher Erwerber ausdrücklich erklärt, die Aktien im eigenen Namen und auf eigene Rechnung erworben zu haben. Der Verwaltungsrat kann Nominees, welche Aktien im eigenen Namen aber auf fremde Rechnung halten, als Aktionäre mit Stimmrecht im Aktienbuch der Gesellschaft eintragen. Die an den Aktien wirtschaftlich Berechtigten, welche die Aktien über einen Nominee halten, üben Aktionärsrechte mittelbar über den Nominee aus.

	5	The new Shares acquired through the exercise of Rights-Bearing Obligations shall be subject to the limitations for registration in the share register pursuant to Articles 7 and 9 of these Articles of Association.

		Article 7

Share Register, Exercise of Rights, Restrictions on Registration, Nominees	1

The Company shall maintain, itself or through a third party, a share register that lists the surname, first name, address and citizenship (in the case of legal entities, the company name and company seat) of the holders and usufructuaries of the Shares as well as the nominees. A person recorded in the share register shall notify the share registrar of any change in address. Until such notification shall have occurred, all written communication from the Company to persons of record shall be deemed to have validly been made if sent to the address recorded in the share register.

	2	An acquirer of Shares shall be recorded upon request in the share register as a shareholder with voting rights; provided, however, that any such acquirer expressly declares to have acquired the Shares in its own name and for its own account, save that the Board of Directors may record nominees who hold Shares in their own name, but for the account of third parties, as shareholders of record in the share register of the Company. Beneficial owners of Shares who hold Shares through a nominee exercise the shareholders’ rights through the intermediation of such nominee.

3

Der Verwaltungsrat kann nach Anhörung des eingetragenen Aktionärs dessen Eintragung im Aktienbuch als Aktionär mit Stimmrecht mit Rückwirkung auf das Datum der Eintragung streichen, wenn diese durch falsche oder irreführende Angaben zustande gekommen ist. Der Betroffene muss über die Streichung sofort informiert werden.

Artikel 8

Aktienzertifikate	1	Ein Aktionär kann von der Gesellschaft jederzeit eine Bescheinigung über die von ihm gehaltenen Aktien verlangen. Der Aktionär hat jedoch keinen Anspruch, den Druck und die Auslieferung von Aktienzertifikaten zu verlangen.

	2	Die Gesellschaft kann jederzeit Zertifikate für Aktien drucken und ausliefern und mit Zustimmung des Aktionärs ausgegebene Urkunden, die bei ihr eingeliefert werden, ersatzlos annullieren.

	3	Nicht-verurkundete Aktien und die damit verbundenen Rechte können nur durch Zession übertragen werden. Eine solche Zession bedarf zur Wirksamkeit gegenüber der Gesellschaft der Anzeige an die Gesellschaft. Werden nicht-verurkundete Aktien im Auftrag des Aktionärs von einem Transfer Agenten, einer Trust Gesellschaft, Bank oder einer ähnlichen Gesellschaft verwaltet (der Transfer Agent), so können diese Aktien und die damit verbundenen Rechte nur unter Mitwirkung des Transfer Agenten übertragen werden.

	4	Werden nicht-verurkundete Aktien zugunsten von jemand anderem als dem Transfer Agenten verpfändet, so ist zur Gültigkeit der Verpfändung eine Anzeige an den Transfer Agenten erforderlich.

	3	After hearing the registered shareholder concerned, the Board of Directors may cancel the registration of such shareholder as a shareholder with voting rights in the share register with retroactive effect as of the date of registration, if such registration was made based on false or misleading information. The relevant shareholder shall be informed promptly of the cancellation.

Article 8

Share Certificates	1

A shareholder may at any time request an attestation of the number of Shares held by it. The shareholder is not entitled, however, to request that certificates representing the Shares be printed and delivered.

	2	The Company may at any time print and deliver certificates for the Shares, and may, with the consent of the shareholder, cancel issued certificates that are delivered to it without replacement.

3

Uncertificated Shares and the appurtenant rights associated therewith may be transferred only by written assignment. For the assignment to be valid against the Company, notification to the Company shall be required. If uncertificated Shares are administered on behalf of a shareholder by a transfer agent, trust company, bank or similar entity (the Transfer Agent), such Shares and the appurtenant rights associated therewith may be transferred only with the cooperation of the Transfer Agent.

	4	If uncertificated Shares are pledged in favor of any person other than the Transfer Agent, notification to such Transfer Agent shall be required for the pledge to be effective.

	5	Für den Fall, dass die Gesellschaft beschliesst, Aktienzertifikate zu drucken und auszugeben, müssen die Aktienzertifikate die Unterschrift von zwei zeichnungsberechtigten Personen tragen. Mindestens eine dieser Personen muss ein Mitglied des Verwaltungsrates sein. Faksimile-Unterschriften sind erlaubt.

	6	Die Gesellschaft kann in jedem Fall Aktienzertifikate ausgeben, die mehr als eine Aktie verkörpern.

Artikel 9

Rechtsausübung	1	Die Gesellschaft anerkennt nur einen Vertreter pro Aktie.

	2	Stimmrechte und die damit verbundenen Rechte können der Gesellschaft gegenüber von einem Aktionär, Nutzniesser der Aktien oder Nominee jeweils nur im Umfang ausgeübt werden, wie dieser mit Stimmrecht im Aktienbuch eingetragen ist.

Abschnitt 3: Gesellschaftsorgane A. Generalversammlung

Artikel 10

Zuständigkeit		Die Generalversammlung ist das oberste Organ der Gesellschaft.

5

If the Company decides to print and deliver share certificates, the share certificates shall bear the signatures of two duly authorized signatories of the Company, at least one of which shall be a member of the Board of Directors. These signatures may be facsimile signatures.

	6	The Company may in any event issue share certificates representing more than one Share.

Article 9

Exercise of Rights	1	The Company shall only accept one representative per Share.

	2	Voting rights and appurtenant rights associated therewith may be exercised in relation to the Company by a shareholder, usufructuary of Shares or nominee only to the extent that such person is recorded in the share register with the right to exercise his voting rights.

Section 3: Corporate Bodies A. General Meeting of Shareholders

Article 10

Authority		The General Meeting of Shareholders is the supreme corporate body of the Company.

		Artikel 11

Ordentliche Generalver-sammlung		Die ordentliche Generalversammlung findet alljährlich innerhalb von sechs Monaten nach Schluss des Geschäftsjahres statt. Spätestens zwanzig Kalendertage vor der Versammlung sind der Geschäftsbericht und der Revisionsbericht den Aktionären am Gesellschaftssitz zur Einsicht aufzulegen. Jeder Aktionär kann verlangen, dass ihm unverzüglich eine Ausfertigung des Geschäftsberichts und des Revisionsberichts ohne Kostenfolge zugesandt wird. Die im Aktienbuch eingetragenen Aktionäre werden über die Verfügbarkeit des Geschäftsberichts und des Revisionsberichts durch schriftliche Mitteilung unterrichtet.

		Artikel 12

Ausser-ordentliche Generalver- sammlung	1	Ausserordentliche Generalversammlungen finden in den vom Gesetz vorgesehenen Fällen statt, insbesondere, wenn der Verwaltungsrat es für notwendig oder angezeigt erachtet oder die Revisionsstelle dies verlangt.

	2	Ausserdem muss der Verwaltungsrat eine ausserordentliche Generalversammlung einberufen, wenn es eine Generalversammlung so beschliesst oder wenn ein oder mehrere Aktionäre, welche zusammen mindestens den zehnten Teil des im Handelsregister eingetragenen Aktienkapitals vertreten, dies verlangen, unter der Voraussetzung, dass folgende Angabe gemacht werden: (a)(1) die Verhandlungsgegenstände, schriftlich unterzeichnet von dem/den antragstellenden Aktionär(en), (2) die Anträge sowie (3) der Nachweis der erforderlichen Anzahl der im Aktienbuch eingetragenen Aktien; und (b) die weiteren Informationen, die von der Gesellschaft nach den Regeln der U.S. Securities and Exchange Commission (SEC) in einem sog. Proxy Statement aufgenommen und veröffentlicht werden müssen.

		Article 11

Annual General Meeting		The Annual General Meeting shall be held each year within six months after the close of the fiscal year of the Company. The Annual Report and the Auditor’s Report shall be made available for inspection by the shareholders at the registered office of the Company no later than twenty calendar days prior to the Annual General Meeting. Each shareholder is entitled to request prompt delivery of a copy of the Annual Report and the Auditor’s Report free of charge. Shareholders of record will be notified of the availability of the Annual Report and the Auditor’s Report in writing.

		Article 12

Extraordinary General Meetings	1	Extraordinary General Meetings shall be held in the circumstances provided by law, in particular when deemed necessary or appropriate by the Board of Directors or if so requested by the Auditor.

	2	An Extraordinary General Meeting shall further be convened by the Board of Directors upon resolution of a General Meeting of Shareholders or if so requested by one or more shareholders who, in the aggregate, represent at least one-tenth of the share capital recorded in the Commercial Register and who submit (a)(1) a request signed by such shareholder(s) that specifies the item(s) to be included on the agenda, (2) the respective proposals of the shareholders and (3) evidence of the required shareholdings recorded in the share register and (b) such other information as would be required to be included in a proxy statement pursuant to the rules of the U.S. Securities and Exchange Commission (SEC).

		Artikel 13

Einberufung	1

Die Generalversammlung wird durch den Verwaltungsrat, nötigenfalls die Revisionsstelle, spätestens 20 Kalendertage vor dem Tag der Generalversammlung einberufen. Die Einberufung erfolgt durch einmalige Bekanntmachung im Publikationsorgan der Gesellschaft gemäss Artikel 32 dieser Statuten. Für die Einhaltung der Einberufungsfrist ist der Tag der Veröffentlichung der Einberufung im Publikationsorgan massgeblich, wobei der Tag der Veröffentlichung nicht mitzuzählen ist. Die im Aktienbuch eingetragenen Aktionäre können zudem auf dem ordentlichen Postweg über die Generalversammlung informiert werden.

	2	Die Einberufung muss die Verhandlungsgegenstände sowie die Anträge des Verwaltungsrates und des oder der Aktionäre, welche die Durchführung einer Generalversammlung oder die Traktandierung eines Verhandlungsgegenstandes verlangt haben, und bei Wahlgeschäften die Namen des oder der zur Wahl vorgeschlagenen Kandidaten enthalten.

		Artikel 14

Traktandierung	1	Jeder Aktionär kann die Traktandierung eines Verhandlungsgegenstandes verlangen. Das Traktandierungsbegehren muss mindestens 30 Kalendertage vor dem Jahrestag des sog. Proxy Statements der Gesellschaft, das im Zusammenhang mit der Generalversammlung im jeweiligen Vorjahr veröffentlicht und gemäss den anwendbaren SEC Regeln bei der SEC eingereicht wurde (wobei für das Jahr 2009 der massgebliche Zeitpunkt der 3. März 2009 ist), schriftlich unter Angabe des Verhandlungsgegenstandes

		Article 13

Notice of Shareholders’ Meetings	1	Notice of a General Meeting of Shareholders shall be given by the Board of Directors or, if necessary, by the Auditor, no later than twenty calendar days prior to the date of the General Meeting of Shareholders. Notice of the General Meeting of Shareholders shall be given by way of a one-time announcement in the official means of publication of the Company pursuant to Article 32 of these Articles of Association. The notice period shall be deemed to have been observed if notice of the General Meeting of Shareholders is published in such official means of publication, it being understood that the date of publication is not to be included for purposes of computing the notice period. Shareholders of record may in addition be informed of the General Meeting of Shareholders by ordinary mail.

	2	The notice of a General Meeting of Shareholders shall specify the items on the agenda and the proposals of the Board of Directors and the shareholder(s) who requested that a General Meeting of Shareholders be held or an item be included on the agenda, and, in the event of elections, the name(s) of the candidate(s) that has or have been put on the ballot for election.

		Article 14

Agenda	1	Any shareholder may request that an item be included on the agenda of a General Meeting of Shareholders. An inclusion of an item on the agenda must be requested in writing at least 30 calendar days prior to the anniversary date of the Company’s proxy statement in connection with the previous year’s General Meeting of Shareholders, as filed with the SEC pursuant to the applicable rules of the SEC (for purposes of the 2009 deadline, March 3, 2009), and shall specify in writing the relevant agenda items and proposals, together und der Anträge sowie unter Nachweis der erforderlichen Anzahl im Aktienbuch eingetragenen Aktien eingereicht werden. Falls das Datum der anstehenden Generalversammlung mehr als 15 Kalendertage vor oder 30 Kalendertage nach dem Jahrestag der vorangegangenen Generalversammlung angesetzt worden ist (wobei für das Jahr 2009 der massgebliche Zeitpunkt der 16. Mai 2009 ist), ist das Traktandierungsbegehren stattdessen spätestens 10 Kalendertage nach dem Tag einzureichen, an dem die Gesellschaft das Datum der Generalversammlung öffentlich bekannt gemacht hat.

	2	Zu nicht gehörig angekündigten Verhandlungsgegenständen können keine Beschlüsse gefasst werden. Hiervon ausgenommen sind jedoch der Beschluss über den in einer Generalversammlung gestellten Antrag auf (i) Einberufung einer ausserordentlichen Generalversammlung sowie (ii) Durchführung einer Sonderprüfung gemäss Artikel 697a des Schweizerischen Obligationenrechts (OR).

	3	Zur Stellung von Anträgen im Rahmen der Verhandlungsgegenstände und zu Verhandlungen ohne Beschlussfassung bedarf es keiner vorgängigen Ankündigung.

Artikel 15

Vorsitz der Generalver-sammlung, Protokoll, Stimmenzähler	1	An der Generalversammlung führt der Präsident des Verwaltungsrates oder, bei dessen Verhinderung, der Vizepräsident oder eine andere vom Verwaltungsrat bezeichnete Person den Vorsitz.

	2	Der Vorsitzende der Generalversammlung bestimmt den Protokollführer und die Stimmenzähler, die alle nicht Aktionäre sein müssen. Das Protokoll ist vom Vorsitzenden und vom Protokollführer zu unterzeichnen.

with evidence of the required shareholdings recorded in the share register; provided, however, that if the date of the General Meeting of Shareholders is more than 15 calendar days before or 30 calendar days after the anniversary date of the last annual general meeting of shareholders (for purposes of determining the 2009 deadline, this date will be May 16, 2009), such request must instead be made at least by the 10th calendar day following the date on which the Company has made public disclosure of the date of the General Meeting of Shareholders.

	2	No resolution may be passed at a General Meeting of Shareholders concerning an agenda item in relation to which due notice was not given. Proposals made during a General Meeting of Shareholders to (i) convene an Extraordinary General Meeting or (ii) initiate a special investigation in accordance with article 697a of the Swiss Code of Obligations (CO) are not subject to the due notice requirement set forth herein.

	3	No prior notice is required to bring motions related to items already on the agenda or for the discussion of matters on which no resolution is to be taken.

Article 15

Acting Chair, Minutes, Vote Counters	1	At the General Meeting of Shareholders the Chairman of the Board of Directors or, in his absence, the Vice-Chairman or any other person designated by the Board of Directors, shall take the chair.

	2	The acting chair of the General Meeting of Shareholders shall appoint the secretary and the vote counters, none of whom need be shareholders. The minutes of the General Meeting of Shareholders shall be signed by the acting chair and the secretary.

	3	Der Vorsitzende der Generalversammlung hat sämtliche Leitungsbefugnisse, die für die ordnungsgemässe Durchführung der Generalversammlung nötig und angemessen sind.

Artikel 16

Recht auf Teilnahme, Vertretung der Aktionäre		Jeder im Aktienbuch eingetragene Aktionär ist berechtigt, an der Generalversammlung und deren Beschlüsse teilzunehmen. Ein Aktionär kann sich an der Generalversammlung vertreten lassen, wobei der Vertreter nicht Aktionär sein muss. Der Verwaltungsrat regelt die Einzelheiten über die Vertretung und Teilnahme an der Generalversammlung in Verfahrensvorschriften.

Artikel 17

Stimmrecht		Jede Aktie berechtigt zu einer Stimme. Das Stimmrecht untersteht den Bedingungen von Artikel 7 und 9 dieser Statuten.

Artikel 18

Beschlüsse und Wahlen	1	Die Generalversammlung fasst Beschlüsse und entscheidet Wahlen, soweit das Gesetz oder diese Statuten es nicht anders bestimmen, mit der relativen Mehrheit der abgegebenen Aktienstimmen (wobei Enthaltungen, sog. Broker Nonvotes, leere oder ungültige Stimmen für die Bestimmung des Mehrs nicht berücksichtigt werden).

	2	Die Generalversammlung entscheidet über die Wahl von Mitgliedern des Verwaltungsrates nach dem proportionalen Wahlverfahren, wonach diejenige Person, welche die grösste Zahl der abgegebenen Aktienstimmen für einen Verwaltungsratssitz erhält, als für den betreffenden Verwaltungsratssitz gewählt gilt. Aktienstimmen gegen einen Kandidaten,

	3	The acting chair of the General Meeting of Shareholders shall have all powers and authority necessary and appropriate to ensure the orderly conduct of the General Meeting of Shareholders.

Article 16

Right to Participation and Representation		Each shareholder recorded in the share register is entitled to participate at the General Meeting of Shareholders and in any vote taken. The shareholders may be represented by proxies who need not be shareholders. The Board of Directors shall issue the particulars of the right to representation and participation at the General Meeting of Shareholders in procedural rules.

Article 17

Voting Rights		Each Share shall convey the right to one vote. The right to vote is subject to the conditions of Articles 7 and 9 of these Articles of Association.

Article 18

Resolutions and Elections	1	Unless otherwise required by law or these Articles of Association, the General Meeting of Shareholders shall take resolutions and decide elections upon a relative majority of the votes cast at the General Meeting of Shareholders (whereby abstentions, broker nonvotes, blank or invalid ballots shall be disregarded for purposes of establishing the majority).

2	The General Meeting of Shareholders shall decide elections of members of the Board of Directors upon a plurality of the votes cast at the General Meeting of Shareholders. A plurality means that the individual who receives the largest number of votes for a board seat is elected to that board seat. Votes against any candidate, abstentions, broker nonvotes, blank or invalid ballots

Stimmenthaltungen, sog. Broker Nonvotes, ungültige oder leere Stimmen haben für die Zwecke dieses Artikels 18 Abs. 2 keine Auswirkungen auf die Wahl von Mitgliedern des Verwaltungsrates.

	3	Für die Abwahl von amtierenden Mitgliedern des Verwaltungsrates gilt das Mehrheitserfordernis gemäss Artikel 20 Abs. 2(e) sowie das Präsenzquorum von Artikel 21 Abs. 1(a).

4

Die Abstimmungen und Wahlen erfolgen offen, es sei denn, dass die Generalversammlung schriftliche Abstimmung respektive Wahl beschliesst oder der Vorsitzende dies anordnet. Der Vorsitzende kann Abstimmungen und Wahlen auch mittels elektronischem Verfahren durchführen lassen. Elektronische Abstimmungen und Wahlen sind schriftlichen Abstimmen und Wahlen gleichgestellt.

	5	Der Vorsitzende kann eine offene Wahl oder Abstimmung immer durch eine schriftliche oder elektronische wiederholen lassen, sofern nach seiner Meinung Zweifel am Abstimmungsergebnis bestehen. In diesem Fall gilt die vorausgegangene offene Wahl oder Abstimmung als nicht geschehen.

Artikel 19

Befugnisse der Generalver-sammlung

Der Generalversammlung sind folgende Geschäfte vorbehalten:

(a)    Die Festsetzung und Änderung dieser Statuten;

(b)    die Wahl der Mitglieder des Verwaltungsrates und der Revisionsstelle;

(c)    die Genehmigung des Jahresberichtes und der Konzernrechnung;

shall have no impact on the election of members of the Board of Directors under this Article 18 para. 2.

	3	For the removal of a serving member of the Board of Directors, the voting requirement set forth in Article 20 para. 2(e) and the presence quorum set forth in Article 21 para. 1(a) shall apply.

	4	Resolutions and elections shall be decided by a show of hands, unless a written ballot is resolved by the General Meeting of Shareholders or is ordered by the acting chair of the General Meeting of Shareholders. The acting chair may also hold resolutions and elections by use of an electronic voting system. Electronic resolutions and elections shall be considered equal to resolutions and elections taken by way of a written ballot.

	5	The chair of the General Meeting of Shareholders may at any time order that an election or resolution decided by a show of hands be repeated by way of a written or electronic ballot if he considers the vote to be in doubt. The resolution or election previously held by a show of hands shall then be deemed to have not taken place.

Article 19

Powers of the General Meeting of Shareholders

The following powers shall be vested exclusively in the General Meeting of Shareholders:

(a)    The adoption and amendment of these Articles of Association;

(b)    the election of the members of the Board of Directors and the Auditor;

(c)    the approval of the Annual Report and the Consolidated Financial Statements;

(d)    die Genehmigung der Jahresrechnung sowie die Beschlussfassung über die Verwendung des Bilanzgewinnes, insbesondere die Festsetzung der Dividende;

(e)    die Entlastung der Mitglieder des Verwaltungsrates;

(f)     die Genehmigung eines Zusammenschlusses mit einem Nahestehenden Aktionär (gemäss der Definition dieser Begriffe in Artikel 35 dieser Statuten); und

(g)    die Beschlussfassung über die Gegenstände, die der Generalversammlung durch das Gesetz oder die Statuten vorbehalten sind oder ihr, vorbehältlich Artikel 716a OR, durch den Verwaltungsrat vorgelegt werden.

Artikel 20

Besonderes Quorum	1

Ein Beschluss der Generalversammlung, der mindestens zwei Drittel der an der Generalversammlung vertretenen Stimmen und die absolute Mehrheit der an der Generalversammlung vertretenen Aktiennennwerte auf sich vereinigt, ist erforderlich für:

(a)    Die Ergänzung oder Änderung des Gesellschaftszweckes gemäss Artikel 2 dieser Statuten;

(b)    die Einführung und Abschaffung von Stimmrechtsaktien;

(c)    die Beschränkung der Übertragbarkeit der Aktien und die Aufhebung einer solche Beschränkung;

(d)    die Beschränkung der Ausübung des Stimmrechts und die Aufhebung einer solchen Beschränkung;

(d)    the approval of the Annual Statutory Financial Statements of the Company and the resolution on the allocation of profit shown on the Annual Statutory Balance Sheet, in particular the determination of any dividend;

(e)    the discharge from liability of the members of the Board of Directors;

(f)     the approval of a Business Combination with an Interested Shareholder (as each such term is defined in Article 35 of these Articles of Association); and

(g)    the adoption of resolutions on matters that are reserved to the General Meeting of Shareholders by law, these Articles of Association or, subject to article 716a CO, that are submitted to the General Meeting of Shareholders by the Board of Directors.

Article 20

Special Vote	1

The approval of at least two-thirds of the votes and the absolute majority of the par value of Shares, each as represented at a General Meeting of Shareholders, shall be required for resolutions with respect to:

(a)    The amendment or modification of the purpose of the Company as described in Article 2 of these Articles of Association;

(b)    the creation and the cancelation of shares with privileged voting rights;

(c)    the restriction on the transferability of Shares and the cancelation of such restriction;

(d)    the restriction on the exercise of the right to vote and the cancelation of such restriction;

(e)    eine genehmigte oder bedingte Kapitalerhöhung;

(f)     die Kapitalerhöhung (i) aus Eigenkapital, (ii) gegen Sacheinlage oder zwecks Sachübernahme oder (iii) die Gewährung von besonderen Vorteilen;

(g)    die Einschränkung oder Aufhebung des Bezugsrechts;

(h)    die Verlegung des Sitzes der Gesellschaft;

(i)     die Umwandlung von Namen- in Inhaberaktien und umgekehrt; und

(j)     die Auflösung der Gesellschaft.

2	Ein Beschluss der Generalversammlung, der mindestens zwei Drittel aller stimmberechtigten Aktien auf sich vereinigt, ist erforderlich für:

(a) Jede Änderung von Artikel 14 Abs. 1 dieser Statuten;

(b) jede Änderung von Artikel 18 dieser Statuten;

(c) jede Änderung dieses Artikels 20 Abs. 2;

(d) jede Änderung von Artikel 21, 22, 23 oder 24 dieser Statuten; und

(e) die Abwahl eines amtierenden Mitglieds des Verwaltungsrates.

3	Zusätzlich zu etwaigen gesetzlich bestehenden Zustimmungserfordernissen ist ein Beschluss der Generalversammlung mit einer Mehrheit, die mindestens die Summe von: (i) zwei Drittel aller stimmberechtigten Aktien; zuzüglich (ii) einer Zahl von stimmberechtigten Aktien, die einem Drittel der von

(e)    an authorized or conditional increase in share capital;

(f)     an increase in share capital (i) through the conversion of capital surplus, (ii) through contribution in kind or for purposes of an acquisition of assets, or (iii) the granting of special privileges;

(g)    the limitation on or withdrawal of preemptive rights;

(h)    the relocation of the registered office of the Company;

(i)     the conversion of registered shares into bearer shares and vice versa; and

(j)     the dissolution of the Company.

2	The approval of at least two-thirds of the Shares entitled to vote shall be required for:

(a) Any change to Article 14 para. 1 of these Articles of Association;

(b) any change to Article 18 of these Articles of Association;

(c) any change to this Article 20 para. 2;

(d) any change to Article 21, 22, 23 or 24 of these Articles of Association; and

(e) a resolution with respect to the removal of a serving member of the Board of Directors.

3	In addition to any approval that may be required under applicable law, the approval of a majority at least equal to the sum of: (i) two-thirds of the Shares entitled to vote; plus (ii) a number of Shares entitled to vote that is equal to one-third of the number of Shares held by Interested Shareholders (as defined in Article 35 of

Nahestehenden Aktionären (wie in Artikel 35 dieser Statuten definiert) gehaltenen Aktienstimmen entspricht, auf sich vereinigt, erforderlich für (1) jeden Zusammenschluss der Gesellschaft mit einem Nahestehenden Aktionär innerhalb eines Zeitraumes von drei Jahren, seitdem diese Person zu einem Nahestehenden Aktionär wurde, (2) jede Änderung von Artikel 19(f) dieser Statuten oder (3) jede Änderung von Artikel 20 Abs. 3 dieser Statuten (einschliess der dazugehörigen Definitionen in Artikel 35 dieser Statuten). Das im vorangehenden Satz aufgestellte Zustimmungserfordernis ist jedoch nicht anwendbar falls:

(a)    der Verwaltungsrat, bevor diese Person zu einem Nahestehenden Aktionär wurde, entweder den Zusammenschluss oder eine andere Transaktion genehmigte, als Folge derer diese Person zu einem Nahestehenden Aktionär wurde;

(b)    nach Vollzug der Transaktion, als Folge derer diese Person zu einem Nahestehenden Aktionär wurde, der Nahestehende Aktionär mindestens 85% der unmittelbar vor Beginn der betreffenden Transaktion allgemein stimmberechtigten Aktien hält, wobei zur Bestimmung der Anzahl der allgemein stimmberechtigten Aktien (nicht jedoch zur Bestimmung der durch den Nahestehenden Aktionär gehaltenen Aktien) folgende Aktien nicht zu berücksichtigen sind: Aktien, (x) welche von Personen gehalten werden, die sowohl Verwaltungsrats- wie Geschäftsleitungsmitglieder sind, und (y) welche für Mitarbeiteraktienpläne reserviert sind, soweit die diesen Plänen unterworfenen Mitarbeiter nicht das Recht haben, unter Wahrung der Vertraulichkeit darüber zu entscheiden, ob Aktien, die dem betreffenden Mitarbeiteraktienplan unterstehen, in einem Übernahme- oder Austauschangebot angedient werden sollen oder nicht;

these Articles of Association), shall be required for the Company to (1) engage in any Business Combination with an Interested Shareholder for a period of three years following the time that such Person became an Interested Shareholder, (2) amend Article 19(f) of these Articles of Association or (3) amend this Article 20 para. 3 of these Articles of Association (including any of definitions pertaining thereto as set forth in Article 35 of these Articles of Association); provided, however, that the approval requirement in the preceding sentence shall not apply if:

(a)    Prior to such time that such Person became an Interested Shareholder, the Board of Directors approved either the Business Combination or the transaction which resulted in such Person becoming an Interested Shareholder;

(b)    upon consummation of the transaction which resulted in such Person becoming an Interested Shareholder, the Interested Shareholder Owned at least 85% of the Shares generally entitled to vote at the time the transaction commenced, excluding for purposes of determining such number of Shares then in issue (but not for purposes of determining the Shares Owned by the Interested Shareholder), those Shares Owned (x) by Persons who are both members of the Board of Directors and officers of the Company and (y) by employee share plans in which employee participants do not have the right to determine confidentially whether Shares held subject to the plan will be tendered in a tender or exchange offer;

(c)    eine Person unbeabsichtigterweise zu einem Nahestehenden Aktionär wird und (x) das Eigentum an einer genügenden Anzahl Aktien sobald als möglich veräussert, so dass sie nicht mehr länger als Nahestehender Aktionär qualifiziert und (y) zu keinem Zeitpunkt während der drei dem Zusammenschluss zwischen der Gesellschaft und dieser Person unmittelbar vorangehenden Jahren als Nahestehender Aktionär gegolten hätte, ausgenommen aufgrund des unbeabsichtigten Erwerbs der Eigentümerschaft.

(d)    der Zusammenschluss vor Vollzug oder Verzicht auf und nach öffentlicher Bekanntgabe oder der nach diesem Abschnitt erforderlichen Mitteilung (was auch immer früher erfolgt) eine(r) beabsichtigten Transaktion vorgeschlagen wird, welche (i) eine der Transaktionen im Sinne des zweiten Satzes dieses Artikels 20 Abs. 3(d) darstellt; (ii) mit oder von einer Person abgeschlossen wird, die entweder während den letzten drei Jahren kein Nahestehender Aktionär war oder zu einem Nahestehenden Aktionär mit der Genehmigung des Verwaltungsrates; und (iii) von einer Mehrheit der dannzumal amtierenden Mitglieder des Verwaltungsrates (aber mindestens einem) genehmigt oder nicht abgelehnt wird, die entweder bereits Verwaltungsratsmitglieder waren, bevor in den drei vorangehenden Jahren irgendeine Person zu einem Nahestehenden Aktionär wurde, oder die auf Empfehlung einer Mehrheit solcher Verwaltungsratsmitglieder als deren Nachfolger zur Wahl vorgeschlagen wurden. Die im vorangehenden Satz erwähnten beabsichtigen Transaktionen sind auf folgende beschränkt: (x) eine Fusion oder andere Form des Zusammenschlusses der Gesellschaft (mit

(c)    a Person becomes an Interested Shareholder inadvertently and (x) as soon as practicable divests itself of Ownership of sufficient Shares so that such Person ceases to be an Interested Shareholder and (y) would not, at any time within the three-year period immediately prior to a Business Combination between the Company and such Person, have been an Interested Shareholder but for the inadvertent acquisition of Ownership;

(d)    the Business Combination is proposed prior to the consummation or abandonment of and subsequent to the earlier of the public announcement or the notice required hereunder of a proposed transaction which (i) constitutes one of the transactions described in the second sentence of this Article 20 para. 3(d); (ii) is with or by a person who either was not an Interested Shareholder during the previous three years or who became an Interested Shareholder with the approval of the Board of Directors; and (iii) is approved or not opposed by a majority of the members of the Board of Directors then in office (but not less than one) who were Directors prior to any person becoming an Interested Shareholder during the previous three years or were recommended for election to succeed such Directors by a majority of such Directors. The proposed transactions referred to in the preceding sentence are limited to (x) a merger or consolidation of the Company (except for a merger in respect of which no vote of the Company’s shareholders is required); (y) a sale, lease, exchange, mortgage, pledge, transfer or other disposition (in one transaction or a series of transactions), whether as part of a dissolution or otherwise, of assets of the Company

Ausnahme einer Fusion, welche keine Genehmigung durch die Generalversammlung der Gesellschaft voraussetzt); (y) ein Verkauf, eine Vermietung oder Verpachtung, hypothekarische Belastung oder andere Verpfändung, Übertragung oder andere Verfügung (ob in einer oder mehreren Transaktionen), einschliesslich im Rahmen eines Tauschs, von Vermögenswerten der Gesellschaft oder einer direkten oder indirekten Tochtergesellschaft, die zur Mehrheit von der Gesellschaft gehalten wird (jedoch nicht an eine direkt oder indirekt zu 100% gehaltene Konzerngesellschaft oder an die Gesellschaft), soweit diese Vermögenswerte einen Marktwert von 50% oder mehr entweder des auf konsolidierter Basis aggregierten Marktwertes aller Vermögenswerte der Gesellschaft oder des aggregierten Marktwertes aller dann ausgegebenen Aktien haben, unabhängig davon, ob eine dieser Transaktionen Teil einer Auflösung der Gesellschaft ist oder nicht; oder (z) ein vorgeschlagenes Übernahme- oder Umtauschangebot für 50% oder mehr der ausstehenden Stimmrechte der Gesellschaft. Die Gesellschaft muss Nahestehenden Aktionären sowie den übrigen Aktionären den Vollzug einer der unter (x) oder (y) des zweiten Satzes dieses Artikels 20 Abs. 3(d) erwähnten Transaktionen mindestens 20 Kalendertage vorher mitteilen.

Artikel 21

Präsenzquorum	1

Die nachfolgend aufgeführten Angelegenheiten erfordern zum Zeitpunkt der Konstituierung der Generalversammlung ein Präsenzquorum von Aktionären oder deren Vertretern, welche mindestens zwei Drittel des im Handelsregister eingetragenen Aktienkapitals vertreten, damit die Generalversammlung beschlussfähig ist:

(a)    Die Beschlussfassung über die Abwahl eines amtierenden Verwaltungsratsmitglieds; und or of any direct or indirect majority-Owned subsidiary of the Company (other than to any direct or indirect wholly Owned subsidiary or to the Company) having an aggregate market value equal to 50% or more of either that aggregate market value of all of the assets of the Company determined on a consolidated basis or the aggregate market value of all the issued shares; or (z) a proposed tender or exchange offer for 50% or more of the voting shares then in issue. The Company shall give not less than 20 days’ notice to all Interested Shareholders as well as to the other shareholders prior to the consummation of any of the transactions described in clause (x) or (y) of the second sentence of this Article 20 para. 3(d).

Article 21

Presence Quorum	1

The matters set forth below require that a quorum of shareholders of record holding in person or by proxy at least two-thirds of the share capital recorded in the Commercial Register are present at the time when the General Meeting of Shareholders proceeds to business:

(a)    the adoption of a resolution to remove a serving Director; and

		(b) die Beschlussfassung, diesen Artikel 21 oder Artikel 18, 19(f), 20, 22, 23 oder 24 dieser Statuten zu ergänzen, zu ändern, nicht anzuwenden oder ausser Kraft zu setzen.

	2	Jede andere Beschlussfassung oder Wahl setzt zu ihrer Gültigkeit voraus, dass zum Zeitpunkt der Konstituierung der Generalversammlung zumindest die Mehrheit aller stimmberechtigten Aktien anwesend ist. Die Aktionäre können mit der Behandlung der Traktanden fortfahren, selbst wenn Aktionäre nach Bekanntgabe des Quorums durch den Vorsitzenden die Generalversammlung verlassen und damit weniger als das geforderte Präsenzquorum an der Generalversammlung verbleibt.

		B. Verwaltungsrat

		Artikel 22

Anzahl der Verwaltungs-räte		Der Verwaltungsrat besteht aus mindestens zwei und höchstens 14 Mitgliedern.

		Artikel 23

Amtsdauer	1	Die Verwaltungsräte werden vom Verwaltungsrat in drei Klassen aufgeteilt, welche als Klasse I, Klasse II und Klasse III bezeichnet werden. An jeder ordentlichen Generalversammlung soll jede Klasse Verwaltungsräte, deren Amtsdauer abläuft, für eine Amtsdauer von drei Jahren bzw. bis zur Wahl eines Nachfolgers in sein Amt gewählt werden. Der Verwaltungsrat legt die Reihenfolge der Wiederwahl fest, wobei die erste Amtszeit einer Klasse von Verwaltungsräten auch weniger als drei Jahre betragen kann. Für die Zwecke dieser Bestimmung ist unter einem Jahr der Zeitabschnitt zwischen zwei ordentlichen Generalversammlungen zu verstehen.

		(b) the adoption of a resolution to amend, vary, suspend the operation of, disapply or cancel this Article 21 or Articles 18, 19(f), 20, 22, 23 or 24 of these Articles of Association.

	2	The adoption of any other resolution or election requires that at least a majority of all the Shares entitled to vote be represented at the time when the General Meeting of Shareholders proceeds to business. The shareholders present at a General Meeting of Shareholders may continue to transact business, despite the withdrawal of shareholders from such General Meeting of Shareholders following announcement of the presence quorum at that meeting.

		B. Board of Directors

		Article 22

Number of Directors		The Board of Directors shall consist of no less than two and no more than 14 members.

		Article 23

Term of Office	1	The Board of Directors shall divide its members into three classes, designated Class I, Class II and Class III. At each Annual General Meeting, each class of the members of the Board of Directors whose term shall then expire shall be elected to hold office for a three-year term or until the election of their respective successor in office. The Board of Directors shall establish the order of rotation, whereby the first term of office of members of a particular Class may be less than three years. For purposes of this provision, one year shall mean the period between two Annual General Meetings of Shareholders.

	2	Wenn ein Verwaltungsratsmitglied vor Ablauf seiner Amtsdauer aus welchen Gründen auch immer ersetzt wird, endet die Amtsdauer des an seiner Stelle gewählten neuen Verwaltungsratsmitgliedes mit dem Ende der Amtsdauer seines Vorgängers.

		Artikel 24

Organisation des Verwaltungs-rates, Entschädigung	1	Der Verwaltungsrat wählt aus seiner Mitte einen Vorsitzenden. Er kann einen oder mehrere Vizepräsidenten wählen. Er bestellt weiter einen Sekretär, welcher nicht Mitglied des Verwaltungsrates sein muss. Der Verwaltungsrat regelt unter Vorbehalt der Bestimmungen des Gesetzes und dieser Statuten die Einzelheiten seiner Organisation in einem Organisationsreglement.

	2

Die Mitglieder des Verwaltungsrates haben Anspruch auf Ersatz ihrer im Interesse der Gesellschaft aufgewendeten Auslagen sowie auf eine ihrer Tätigkeit und Verantwortung entsprechende Entschädigung, die der Verwaltungsrat auf Antrag eines Ausschusses des Verwaltungsrates festlegt.

3	Soweit gesetzlich zulässig, hält die Gesellschaft aktuelle und ehemalige Mitglieder des Verwaltungsrates und der Geschäftsleitung sowie deren Erben, Konkurs- oder Nachlassmassen aus Gesellschaftsmitteln für Schäden, Verluste und Kosten aus drohenden, hängigen oder abgeschlossenen Klagen, Verfahren oder Untersuchungen zivil-, straf- oder verwaltungsrechtlicher oder anderer Natur schadlos, welche ihnen oder ihren Erben, Konkurs- oder Nachlassmassen entstehen aufgrund von tatsächlichen oder behaupteten Handlungen, Zustimmungen oder Unterlassungen im Zusammenhang mit der Ausübung ihrer Pflichten oder behaupteten Pflichten oder aufgrund

	2	If, before the expiration of his term of office, a Director should be replaced for whatever reason, the term of office of the newly elected member of the Board of Directors shall expire at the end of the term of office of his predecessor.

		Article 24

Organization of the Board, Remuneration	1	The Board of Directors shall elect from among its members a Chairman. It may elect one or more Vice-Chairmen. It shall further appoint a Secretary, who need not be a member of the Board of Directors. Subject to applicable law and these Articles of Association, the Board of Directors shall establish the particulars of its organization in organizational regulations.

	2	The members of the Board of Directors shall be entitled to reimbursement of all expenses incurred in the interest of the Company, as well as remuneration for their services that is appropriate in view of their functions and responsibilities. The amount of the remuneration shall be determined by the Board of Directors upon recommendation by a committee of the Board of Directors.

3	The Company shall indemnify and hold harmless, to the fullest extent permitted by law, the existing and former members of the Board of Directors and officers, and their heirs, executors and administrators, out of the assets of the Company from and against all threatened, pending or completed actions, suits or proceedings—whether civil, criminal, administrative or investigative—and all costs, charges, losses, damages and expenses which they or any of them, their heirs, executors or administrators, shall or may incur or sustain by or by reason of any act done or alleged to be done, concurred or alleged to be der Tatsache, dass sie Mitglied des Verwaltungsrates oder der Geschäftsleitung der Gesellschaft sind oder waren oder auf Aufforderung der Gesellschaft als Mitglied des Verwaltungsrates, der Geschäftsleitung oder als Arbeitnehmer oder Agent eines anderen Unternehmens, einer anderen Gesellschaft, einer nicht-rechtsfähigen Personengesellschaft oder eines Trusts sind oder waren. Diese Pflicht zur Schadloshaltung besteht nicht, soweit in einem endgültigen, nicht weiterziehbaren Entscheid eines zuständigen Gerichts bzw. einer zuständigen Verwaltungsbehörde entschieden worden ist, dass eine der genannten Personen ihre Pflichten als Mitglied des Verwaltungsrates oder der Geschäftsleitung absichtlich oder grobfahrlässig verletzt hat.

4

Ohne den vorangehenden Absatz 3 dieses Artikels 24 einzuschränken, bevorschusst die Gesellschaft Mitgliedern des Verwaltungsrates und der Geschäftsleitung Gerichts- und Anwaltskosten. Die Gesellschaft kann solche Vorschüsse zurückfordern, wenn ein zuständiges Gericht oder eine zuständige Verwaltungsbehörde in einem endgültigen, nicht weiterziehbaren Urteil bzw. Entscheid zum Schluss kommt, dass eine der genannten Personen ihre Pflichten als Mitglied des Verwaltungsrates oder der Geschäftsleitung absichtlich oder grobfahrlässig verletzt hat.

Artikel 25

Befugnisse des Verwaltungs-rates	1	Der Verwaltungsrat hat die in Artikel 716a OR statuierten unübertragbaren und unentziehbaren Aufgaben, insbesondere: (a) die Oberleitung der Gesellschaft und die Erteilung der nötigen Weisungen;

		concurred in or omitted or alleged to be omitted in or about the execution of their duty, or alleged duty, or by reason of the fact that he is or was a member of the Board of Director or officer of the Company, or while serving as a member of the Board of Director or officer of the Company is or was serving at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise; provided, however, that this indemnity shall not extend to any matter in which any of said persons is found, in a final judgment or decree of a court or governmental or administrative authority of competent jurisdiction not subject to appeal, to have committed an intentional or grossly negligent breach of his statutory duties as a member of the Board of Director or officer.

	4	Without limiting the foregoing paragraph 3 of this Article 24, the Company shall advance court costs and attorneys’ fees to the existing and former members of the Board of Directors and officers. The Company may however recover such advanced costs if any of said persons is found, in a final judgment or decree of a court or governmental or administrative authority of competent jurisdiction not subject to appeal, to have committed an intentional or grossly negligent breach of his statutory duties as a Director of officer.

		Article 25

Specific Powers of the Board	1

The Board of Directors has the non-delegable and inalienable duties as specified in Article 716a CO, in particular:

(a)    the ultimate direction of the business of the Company and the issuance of the required directives;

(b)    die Festlegung der Organisation; und

(c)    die Oberaufsicht über die mit der Geschäftsführung betrauten Personen, namentlich im Hinblick auf die Befolgung der Gesetze, Statuten, Reglemente und Weisungen.

	2	Der Verwaltungsrat kann überdies in allen Angelegenheiten Beschluss fassen, die nicht nach Gesetz oder Statuten der Generalversammlung zugeteilt sind.

	3	Der Verwaltungsrat kann Beteiligungspläne der Gesellschaft der Generalversammlung zur Genehmigung vorlegen.

Artikel 26

Übertragung von Befugnissen		Der Verwaltungsrat kann unter Vorbehalt von Artikel 25 Abs. 1 dieser Statuten sowie der Vorschriften des OR die Geschäftsführung nach Massgabe eines Organisationsreglements ganz oder teilweise an eines oder mehrere seiner Mitglieder, an einen oder mehrere Ausschüsse des Verwaltungsrates oder an Dritte übertragen.

Artikel 27

Sitzungen des Verwaltungsrats	1	Sofern das vom Verwaltungsrat erlassene Organisationsreglement nichts anderes festlegt, ist zur gültigen Beschlussfassung über Geschäfte des Verwaltungsrates die Anwesenheit einer Mehrheit der Mitglieder des gesamten Verwaltungsrates notwendig. Kein Präsenzquorum ist erforderlich für die Anpassungs- und Feststellungsbeschlüsse des Verwaltungsrates im Zusammenhang mit Kapitalerhöhungen.

(b)    the determination of the organization of the Company; and

(c)    the ultimate supervision of the persons entrusted with management duties, in particular with regard to compliance with law, these Articles of Association, regulations and directives.

	2	In addition, the Board of Directors may pass resolutions with respect to all matters that are not reserved to the General Meeting of Shareholders by law or under these Articles of Association.

	3	The Board of Directors may submit benefit or incentive plans of the Company to the General Meeting of Shareholders for approval.

		Article 26

Delegation of Powers

Subject to Article 25 para. 1 of these Articles of Association and the applicable provisions of the CO, the Board of Directors may delegate the management of the Company in whole or in part to individual directors, one or more committees of the Board of Directors or to persons other than Directors pursuant to organizational regulations.

		Article 27

Meeting of the Board of Directors	1	Except as otherwise set forth in organizational regulations of the Board of Directors, the attendance quorum necessary for the transaction of the business of the Board of Directors shall be a majority of the whole Board of Directors. No attendance quorum shall be required for resolutions of the Board of Directors providing for the confirmation of a capital increase or for the amendment of the Articles of Association in connection therewith.

	2	Der Verwaltungsrat fasst seine Beschlüsse mit einer Mehrheit der von den anwesenden Verwaltungsräten abgegebenen Stimmen, vorausgesetzt, das Präsenzquorum von Absatz 1 dieses Artikels 27 ist erfüllt. Der Vorsitzende hat bei Stimmengleichheit keinen Stichentscheid.

Artikel 28

Zeichnungs-berechtigung		Die rechtsverbindliche Vertretung der Gesellschaft durch Mitglieder des Verwaltungsrates und durch Dritte wird in einem Organisationsreglement festgelegt.

C. Revisionsstelle

Artikel 29

Amtsdauer, Befugnisse und Pflichten	1	Die Revisionsstelle wird von der Generalversammlung gewählt und es obliegen ihr die vom Gesetz zugewiesenen Befugnisse und Pflichten.

	2	Die Amtsdauer der Revisionsstelle beträgt ein Jahr, beginnend am Tage der Wahl an einer ordentlichen Generalversammlung und endend am Tage der nächsten ordentlichen Generalversammlung.
Abschnitt 4: Jahresrechnung, Konzernrechnung und Gewinnverteilung

Artikel 30

Geschäftsjahr		Der Verwaltungsrat legt das Geschäftsjahr fest.

2

The Board of Directors shall pass its resolutions with the majority of the votes cast by the Directors present at a meeting at which the attendance quorum of para. 1 of this Article 27 is satisfied. The Chairman shall have no casting vote.

Article 28

Signature Power		The due and valid representation of the Company by members of the Board of Directors and other persons shall be set forth in organizational regulations.

C. Auditor

Article 29

Term, Powers and Duties	1	The Auditor shall be elected by the General Meeting of Shareholders and shall have the powers and duties vested in it by law.

	2	The term of office of the Auditor shall be one year, commencing on the day of election at an Annual General Meeting of Shareholders and terminating on the day of the next Annual General Meeting of Shareholders.
Section 4: Annual Statutory Financial Statements, Consolidated Financial Statements and Profit Allocation

Article 30

Fiscal Year		The Board of Directors determines the fiscal year.

Artikel 31

Verteilung des Bilanzgewinns, Reserven	1	Über den Bilanzgewinn verfügt die Generalversammlung im Rahmen der anwendbaren gesetzlichen Vorschriften. Der Verwaltungsrat unterbreitet ihr seine Vorschläge.

	2	Neben der gesetzlichen Reserve können weitere Reserven geschaffen werden.

	3	Dividenden, welche nicht innerhalb von fünf Jahren nach ihrem Auszahlungsdatum bezogen werden, fallen an die Gesellschaft und werden in die allgemeinen gesetzlichen Reserven verbucht.
Abschnitt 5: Auflösung und Liquidation
Artikel 32

Auflösung und Liquidation	1	Die Generalversammlung kann jederzeit die Auflösung und Liquidation der Gesellschaft nach Massgabe der gesetzlichen und statutarischen Vorschriften beschliessen.

	2	Die Liquidation wird durch den Verwaltungsrat durchgeführt, sofern sie nicht durch die Generalversammlung anderen Personen übertragen wird.

	3	Die Liquidation der Gesellschaft erfolgt nach Massgabe der gesetzlichen Vorschriften.

	4	Nach erfolgter Tilgung der Schulden wird das Vermögen unter die Aktionäre nach Massgabe der eingezahlten Beträge verteilt, soweit diese Statuten nichts anderes vorsehen.

Article 31

Allocation of Profit Shown on the Annual Statutory Balance Sheet, Reserves	1	The profit shown on the Annual Statutory Balance Sheet shall be allocated by the General Meeting of Shareholders in accordance with applicable law. The Board of Directors shall submit its proposals to the General Meeting of Shareholders.

	2	Further reserves may be taken in addition to the reserves required by law.

	3	Dividends that have not been collected within five years after their payment date shall enure to the Company and be allocated to the general statutory reserves.
Section 5: Winding-up and Liquidation
Article 32

Winding-up and Liquidation	1	The General Meeting of Shareholders may at any time resolve on the winding-up and liquidation of the Company pursuant to applicable law and the provisions set forth in these Articles of Association.

	2	The liquidation shall be effected by the Board of Directors, unless the General Meeting of Shareholders shall appoint other persons as liquidators.

	3	The liquidation of the Company shall be effectuated pursuant to the statutory provisions.

	4	Upon discharge of all liabilities, the assets of the Company shall be distributed to the shareholders pursuant to the amounts paid in, unless these Articles of Association provide otherwise.

		Abschnitt 6: Bekanntmachungen, Mitteilungen
		Artikel 33

Bekannt-machungen, Mitteilungen	1	Publikationsorgan der Gesellschaft ist das Schweizerische Handelsamtsblatt.
	2	Soweit keine individuelle Benachrichtigung durch das Gesetz, börsengesetzliche Bestimmungen oder diese Statuten verlangt wird, gelten sämtliche Mitteilungen an die Aktionäre als gültig erfolgt, wenn sie im Schweizerischen Handelsamtsblatt veröffentlicht worden sind. Schriftliche Bekanntmachungen der Gesellschaft an die Aktionäre werden auf dem ordentlichen Postweg an die letzte im Aktienbuch verzeichnete Adresse des Aktionärs oder des bevollmächtigten Empfängers geschickt. Finanzinstitute, welche Aktien für wirtschaftlich Berechtigte halten und als solches im Aktienbuch eingetragen sind, gelten als bevollmächtigte Empfänger.
		Abschnitt 7: Verbindlicher Originaltext
		Artikel 34
Verbindlicher Originaltext		Falls sich zwischen der deutschen und englischen Fassung dieser Statuten Differenzen ergeben, hat die deutsche Fassung Vorrang.
		Abschnitt 8: Definitionen
		Artikel 35

Aktie(n)	1	Der Begriff Aktie(n) hat die in Artikel 4 dieser Statuten aufgeführte Bedeutung.

		Section 6: Announcements, Communications
		Article 33

Announce-ments, Com-munications	1	The official means of publication of the Company shall be the Swiss Official Gazette of Commerce.
	2

To the extent that individual notification is not required by law, stock exchange regulations or these Articles of Association, all communications to the shareholders shall be deemed valid if published in the Swiss Official Gazette of Commerce. Written communications by the Company to its shareholders shall be sent by ordinary mail to the last address of the shareholder or authorized recipient recorded in the share register. Financial institutions holding Shares for beneficial owners and recorded in such capacity in the share register shall be deemed to be authorized recipients.

		Section 7: Original Language
		Article 34
Original Language		In the event of deviations between the German and English version of these Articles of Association, the German text shall prevail.
		Section 8: Definitions
		Article 35

Share(s)	1	The term Share(s) has the meaning assigned to it in Article 4 of these Articles of Association.

Eigentümer	2	Eigentümer(in), unter Einschluss der Begriffe Eigentum, halten, gehalten, Eigentümerschaft oder ähnlicher Begriffe, bedeutet, wenn verwendet mit Bezug auf Aktien, jede Person, welche allein oder zusammen mit oder über Nahestehende Gesellschaften oder Nahestehende Personen:

(a) wirtschaftliche Eigentümerin dieser Aktien ist, ob direkt oder indirekt;

(b)    (1) das Recht hat, aufgrund eines Vertrags, einer Absprache oder einer anderen Vereinbarung, oder aufgrund der Ausübung eines Wandel-, Tausch-, Bezugs- oder Optionsrechts oder anderweitig Aktien zu erwerben (unabhängig davon, ob dieses Recht sofort ausübbar ist oder nur nach einer gewissen Zeit); vorausgesetzt, dass eine Person nicht als Eigentümerin derjenigen Aktien gelten soll, die im Rahmen eines Übernahme- oder Umtauschangebots, das diese Person oder eine dieser Person Nahestehende Gesellschaft oder Nahestehende Person eingeleitet hat, angedient werden, bis diese Aktien verbindlich zum Kauf oder Tausch akzeptiert werden; oder (2) das Recht hat, die Stimmrechte dieser Aktien aufgrund eines Vertrags, einer Absprache oder einer anderen Vereinbarung auszuüben; vorausgesetzt, dass eine Person nicht als Eigentümerin von Aktien gilt infolge des Rechts, das Stimmrecht auszuüben, soweit der diesbezügliche Vertrag, die diesbezügliche Absprache oder die diesbezügliche andere Vereinbarung nur aufgrund einer widerruflichen Vollmacht (proxy) oder Zustimmung zustande gekommen ist, und diese

Owner	2	Owner, including the terms Own, Owned and Ownership when used with respect to any Shares means a Person that individually or with or through any of its Affiliates or Associates:

(a) beneficially Owns such Shares, directly or indirectly;

(b)    has (1) the right to acquire such Shares (whether such right is exercisable immediately or only after the passage of time) pursuant to any agreement, arrangement or understanding, or upon the exercise of conversion rights, exchange rights, warrants or options, or otherwise; provided, however, that a Person shall not be deemed the Owner of Shares tendered pursuant to a tender or exchange offer made by such Person or any of such Person’s Affiliates or Associates until such tendered Shares are accepted for purchase or exchange; or (2) the right to vote such Shares pursuant to any agreement, arrangement or understanding; provided, however, that a Person shall not be deemed the Owner of any Shares because of such Person’s right to vote such Shares if the agreement, arrangement or understanding to vote such Shares arises solely from a revocable proxy or consent given in response to a proxy or consent solicitation made to 10 or more Persons; or

Vollmacht (proxy) oder Zustimmung in Erwiderung auf eine an 10 oder mehr Personen gemachte diesbezügliche Aufforderung ergangen ist; oder

(c)    zwecks Erwerbs, Haltens, Stimmrechtsausübung (mit Ausnahme der Stimmrechtsausübung aufgrund einer widerruflichen Vollmacht (proxy) oder Zustimmung wie in Artikel 35 Abs. 2(b)(ii)(2) umschrieben) oder Veräusserung dieser Aktien mit einer anderen Person in einen Vertrag, eine Absprache oder eine andere Vereinbarung getreten ist, die direkt oder indirekt entweder selbst oder über ihr Nahestehende Gesellschaften oder Nahestehende Personen wirtschaftlich Eigentümerin dieser Aktien ist.

Gesellschaft	3	Der Begriff Gesellschaft hat die in Artikel 1 dieser Statuten aufgeführte Bedeutung.

Kontrolle	4	Kontrolle, einschliesslich die Begriffe kontrollierend, kontrolliert von und unter gemeinsamer Kontrolle mit, bedeutet die Möglichkeit, direkt oder indirekt auf die Geschäftsführung und die Geschäftspolitik einer Person Einfluss zu nehmen, sei es aufgrund des Haltens von Stimmrechten, eines Vertrags oder auf andere Weise. Eine Person, welche 20% oder mehr der ausgegebenen oder ausstehenden Stimmrechte einer Kapitalgesellschaft, rechts- oder nicht-rechtsfähigen Personengesellschaft oder eines anderen Rechtsträgers hält, hat mangels Nachweises des Gegenteils unter Anwendung des Beweismasses der überwiegenden Wahrscheinlichkeit der Beweismittel vermutungsweise Kontrolle über einen solchen Rechtsträger. Ungeachtet des Voranstehenden gilt diese Vermutung der Kontrolle nicht, wenn eine Person in Treu und Glauben und nicht zur Umgehung dieser Bestimmung Stimmrechte als Stellvertreter (agent), Bank, Börsenmakler (broker), Nominee, Depotbank (custodian) oder Treuhänder

(c)    has any agreement, arrangement or understanding for the purpose of acquiring, holding, voting (except voting pursuant to a revocable proxy or consent as described in Article 35 para. 2(b)(ii)(2)), or disposing of such Shares with any other Person that beneficially Owns, or whose Affiliates or Associates beneficially Own, directly or indirectly, such Shares.

Company	3	The term Company has the meaning assigned to it in Article 1 of these Articles of Association.

Control	4	Control, including the terms controlling, controlled by and under common control with, means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person, whether through the Ownership of voting shares, by contract, or otherwise. A Person who is the Owner of 20% or more of the issued or outstanding voting shares of any corporation, partnership, unincorporated association or other entity shall be presumed to have control of such entity, in the absence of proof by a preponderance of the evidence to the contrary. Notwithstanding the foregoing, a presumption of control shall not apply where such Person holds voting shares, in good faith and not for the purpose of circumventing this provision, as an agent, bank, broker, nominee, custodian or trustee for one or more Owners who do not individually or as a group have control of such entity.

(trustee) für einen oder mehrere Eigentümer hält, die für sich allein oder zusammen als Gruppe keine Kontrolle über den betreffenden Rechtsträger haben.

Nahestehender Aktionär	5	Nahestehender Aktionär bedeutet jede Person (unter Ausschluss der Gesellschaft oder jeder direkten oder indirekten Tochtergesellschaft, die zur Mehrheit von der Gesellschaft gehalten wird), (i) die Eigentümerin von 15% oder mehr der ausgegebenen Aktien ist, oder (ii) die als Nahestehende Gesellschaft oder Nahestehende Person anzusehen ist und irgendwann in den drei unmittelbar vorangehenden Jahren vor dem Zeitpunkt, zu dem bestimmt werden muss, ob diese Person ein Nahestehender Aktionär ist, Eigentümerin von 15% oder mehr der ausgegebenen Stimmrechte gewesen ist, ebenso wie jede Nahestehende Gesellschaft und Nahestehende Person dieser Person; vorausgesetzt, dass eine Person nicht als Nahestehender Aktionär gilt, die aufgrund von Handlungen, die ausschliesslich der Gesellschaft zuzurechnen sind, Eigentümerin von Aktien in Überschreitung der 15%-Beschränkung ist; wobei jedoch jede solche Person dann als Nahestehender Aktionär gilt, falls sie später zusätzliche Aktien erwirbt, ausser dieser Erwerb erfolgt aufgrund von weiteren Gesellschaftshandlungen, die weder direkt noch indirekt von dieser Person beeinflusst werden. Zur Bestimmung, ob eine Person ein Nahestehender Aktionär ist, sind die als ausgegeben geltenden Aktien unter Einschluss der von dieser Person gehaltenen Aktien (unter Anwendung des Begriffs “gehalten” wie in Artikel 35 Abs. 2 dieser Statuten definiert) zu berechnen, jedoch unter Ausschluss von nichtausgegebenen Aktien, die aufgrund eines Vertrags, einer Absprache oder einer anderen Vereinbarung, oder aufgrund der Ausübung eines
Wandel-, Bezugs- oder Optionsrechts oder anderweitig ausgegeben werden können;

Interested Shareholder	5	Interested Shareholder means any Person (other than the Company or any direct or indirect majority-Owned subsidiary of the Company) (i) that is the Owner of 15% or more of the issued Shares of the Company or (ii) that is an Affiliate or Associate of the Company and was the Owner of 15% or more of the issued Shares at any time within the three-year period immediately prior to the date on which it is sought to be determined whether such Person is an Interested Shareholder, and also the Affiliates and Associates of such Person; provided, however, that the term Interested Shareholder shall not include any Person whose Ownership of Shares in excess of the 15% limitation is the result of action taken solely by the Company; provided that such Person shall be an Interested Shareholder if thereafter such Person acquires additional Shares, except as a result of further corporate action not caused, directly or indirectly, by such Person. For the purpose of determining whether a Person is an Interested Shareholder, the Shares deemed to be in issue shall include Shares deemed to be Owned by the Person (through the application of the definition of Owner in Article 35 para. 2 of these Articles of Association) but shall not include any other unissued Shares which may be issuable pursuant to any agreement, arrangement or understanding, or upon exercise of conversion rights, warrants or options, or otherwise.

Nahestehende Gesellschaft	6	Nahestehende Gesellschaft bedeutet jede Person, die direkt oder indirekt über eine oder mehrere Mittelspersonen eine andere Person kontrolliert, von einer anderen Person kontrolliert wird, oder unter gemeineinsamer Kontrolle mit einer anderen Person steht.

Nahestehende Person	7	Nahestehende Person bedeutet, wenn verwendet zur Bezeichnung einer Beziehung zu einer Person, (i) jede Kapitalgesellschaft, rechts- oder nicht-rechtsfähige Personengesellschaft oder ein anderer Rechtsträger, von welcher diese Person Mitglied des Leitungs- oder Verwaltungsorgans, der Geschäftsleitung oder Gesellschafter ist oder von welcher diese Person, direkt oder indirekt, Eigentümerin von 20% oder mehr einer Kategorie von Aktien oder anderer Anteilsrechte ist, die ein Stimmrecht vermitteln, (ii) jedes Treuhandvermögen (Trust) oder jede andere Vermögenseinheit, an der diese Person wirtschaftlich einen Anteil von 20% oder mehr hält oder in Bezug auf welche diese Person als Verwalter (trustee) oder in ähnlich treuhändischer Funktion tätig ist, und (iii) jeder Verwandte, Ehe- oder Lebenspartner dieser Person, oder jede Verwandte des Ehe- oder Lebenspartners, jeweils soweit diese den gleichen Wohnsitz haben wie diese Person.

OR	8	Der Begriff OR hat die in Artikel 14 Abs. 2 dieser Statuten aufgeführte Bedeutung.

Person	9	Person bedeutet jede natürliche Person, Kapitalgesellschaft, rechts- oder nicht-rechtsfähige Personengesellschaft oder jeder andere Rechtsträger;

Rechte	10	Der Begriff Rechte hat die in Artikel 6 Abs. 1 dieser Statuten aufgeführte Bedeutung.

Affiliate	6	Affiliate means a Person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, another Person.

Associate	7

Associate, when used to indicate a relationship with any Person, means (i) any corporation, partnership, unincorporated association or other entity of which such Person is a director, officer or partner or is, directly or indirectly, the Owner of 20% or more of any class of voting shares, (ii) any trust or other estate in which such Person has at least a 20% beneficial interest or as to which such Person serves as trustee or in a similar fiduciary capacity, and (iii) any relative or spouse of such Person, or any relative of such spouse, who has the same residence as such Person.

CO	8	The term CO has the meaning assigned to it in Article 14 para. 2 of these Articles of Association.

Person	9	Person means any individual, corporation, partnership, unincorporated association or other entity.

Rights	10	The term Rights has the meaning assigned to it in Article 6 para. 1 of these Articles of Association.

Mit Rechten verbundenen Obligationen	11	Der Begriff mit Rechten verbundenen Obligationen hat die in Artikel 6 Abs. 1 dieser Statuten aufgeführte Bedeutung.

SEC	12	Der Begriff SEC hat die in Artikel 12 Abs. 2 dieser Statuten aufgeführte Bedeutung.

Transfer Agent	13	Der Begriff Transfer Agent hat die in Artikel 8 Abs. 3 dieser Statuten aufgeführte Bedeutung.

Zusammen- schluss	14	Zusammenschluss bedeutet, wenn im Rahmen dieser Statuten in Bezug auf die Gesellschaft oder einen Nahestehenden Aktionär der Gesellschaft verwendet:

(a)    Jede Fusion oder andere Form des Zusammenschlusses der Gesellschaft oder einer direkten oder indirekten Tochtergesellschaft, die zur Mehrheit von der Gesellschaft gehalten wird, mit (1) dem Nahestehenden Aktionär oder (2) einer anderen Kapitalgesellschaft, rechts- oder nicht-rechtsfähigen Personengesellschaft oder einem anderen Rechtsträger, soweit diese Fusion oder andere Form des Zusammenschlusses durch den Nahestehenden Aktionär verursacht worden ist und als Folge dieser Fusion oder anderen Form der Zusammenschlusses Artikel 19(f) und Artikel 20 Abs. 3 dieser Statuten (sowie jede der dazu gehörigen Definition in Artikel 35 dieser Statuten) oder im Wesentlichen gleiche Bestimmungen wie Artikel 19(f), Artikel 20 Abs. 3 und die dazugehörigen Definitionen in Artikel 35 dieser Statuten auf den überlebenden Rechtsträger nicht anwendbar sind;

Rights-Bearing Obligations	11	The term Rights-Bearing Obligations has the meaning assigned to it in Article 6 para. 1 of these Articles of Association.

SEC	12	The term SEC has the meaning assigned to it in Article 12 para. 2 of these Articles of Association.

Transfer Agent	13	The term Transfer Agent has the meaning assigned to it in Article 8 para. 3 of these Articles of Association.

Business Combination	14	Business Combination, when used in these Articles of Association in reference to the Company and any Interested Shareholder of the Company, means:

(a)    Any merger or consolidation of the Company or any direct or indirect majority-Owned subsidiary of the Company with (1) the Interested Shareholder or (2) with any other corporation, partnership, unincorporated association or other entity if the merger or consolidation is caused by the Interested Shareholder and as a result of such merger or consolidation Article 19(f) and Article 20 para. 3 of these Articles of Association (including the relevant definitions in Article 35 of these Articles of Association pertaining thereto) or a provision substantially the same as such Article 19(f) and Article 20 para. 3 (including the relevant definitions in Article 35) are not applicable to the surviving entity;

(b)    jeder Verkauf, Vermietung oder Verpachtung, hypothekarische Belastung oder andere Verpfändung, Übertragung oder andere Verfügung (ob in einer oder mehreren Transaktionen), einschliesslich im Rahmen eines Tauschs, von Vermögenswerten der Gesellschaft oder einer direkten oder indirekten Tochtergesellschaft, die zur Mehrheit von der Gesellschaft gehalten wird, an einen Nahestehenden Aktionär (ausser soweit der Zuerwerb unter einer der genannten Transaktionen proportional als Aktionär erfolgt), soweit diese Vermögenswerte einen Marktwert von 10% oder mehr entweder des auf konsolidierter Basis aggregierten Marktwertes aller Vermögenswerte der Gesellschaft oder des aggregierten Marktwertes aller dann ausgegebenen Aktien haben, unabhängig davon, ob eine dieser Transaktionen Teil einer Auflösung der Gesellschaft ist oder nicht;

(c)    jede Transaktion, die dazu führt, dass die Gesellschaft oder eine direkte oder indirekte Tochtergesellschaft, die zur Mehrheit von der Gesellschaft gehalten wird, Aktien oder Tochtergesellschafts-Aktien an den Nahestehenden Aktionär ausgibt oder überträgt, es sei denn (1) aufgrund der Ausübung, des Tauschs oder der Wandlung von Finanzmarktinstrumenten, die in Aktien oder Aktien einer direkten oder indirekten Tochtergesellschaft, die zur Mehrheit von der Gesellschaft gehalten wird, ausgeübt, getauscht oder gewandelt werden können, vorausgesetzt, die betreffenden Finanzmarktinstrumente waren zum Zeitpunkt, in dem der Nahestehende Aktionär zu einem solchem wurde, bereits ausgegeben; (2) als Dividende oder Ausschüttung an alle Aktionäre, oder aufgrund der Ausübung, des Tauschs oder der

(b)    any sale, lease, exchange, mortgage, pledge, transfer or other disposition (in one transaction or a series of transactions), except proportionately as a shareholder, to or with the Interested Shareholder, whether as part of a dissolution or otherwise, of assets of the Company or of any direct or indirect majority-Owned subsidiary of the Company which assets have an aggregate market value equal to 10% or more of either the aggregate market value of all the assets of the Company determined on a consolidated basis or the aggregate market value of all the Shares then in issue;

(c)    any transaction which results in the issuance or transfer by the Company or by any direct or indirect majority-Owned subsidiary of the Company of any Shares or shares of such subsidiary to the Interested Shareholder, except (1) pursuant to the exercise, exchange or conversion of securities exercisable for, exchangeable for or convertible into Shares or the shares of a direct or indirect majority-Owned subsidiary of the Company which securities were in issue prior to the time that the Interested Shareholder became such; (2) pursuant to a dividend or distribution paid or made, or the exercise, exchange or conversion of securities exercisable for, exchangeable for or convertible into Shares or the shares of a direct or indirect majority-Owned subsidiary of the Company which security is distributed, pro rata, to all shareholders subsequent

         Wandlung von Finanzmarktinstrumenten, die in Aktien oder Aktien einer direkten oder indirekten Tochtergesellschaft, die zur Mehrheit von der Gesellschaft gehalten wird, ausgeübt, getauscht oder gewandelt werden können, vorausgesetzt, diese Finanzinstrumente werden allen Aktionäre anteilsmässig ausgegeben, nachdem der Nahestehende Aktionär zu einem solchem wurde; (3) gemäss einem Umtauschangebot der Gesellschaft, Aktien von allen Aktionären zu den gleichen Bedingungen zu erwerben; oder (4) aufgrund der Ausgabe oder der Übertragung von Aktien durch die Gesellschaft; vorausgesetzt, dass in keinem der unter (2) bis (4) genannten Fällen der proportionale Anteil des Nahestehenden Aktionärs an den Aktien erhöht werden darf;

(d)    jede Transaktion, in welche die Gesellschaft oder eine direkte oder indirekte Tochtergesellschaft, die zur Mehrheit von der Gesellschaft gehalten wird, involviert ist, und die direkt oder indirekt dazu führt, dass der proportionale Anteil der vom Nahestehenden Aktionär gehaltenen Aktien, in Aktien wandelbare Obligationen oder Tochtergesellschafts-Aktien erhöht wird, ausser eine solche Erhöhung ist nur unwesentlich und die Folge eines Spitzenausgleichs für Fraktionen oder eines Rückkaufs oder einer Rücknahme von Aktien, soweit diese(r) weder direkt noch indirekt durch den Nahestehenden Aktionär verursacht wurde; oder

(e)    jede direkte oder indirekte Gewährung von Darlehen, Vorschüssen, Garantien, Bürgschaften, oder garantieähnlicher Verpflichtungen, Pfändern oder anderen finanziellen Begünstigungen (mit Ausnahme einer solchen, die gemäss den Unterabschnitten (a)–(d) dieses Artikels 35 Abs. 14 to the time the Interested Shareholder became such; (3) pursuant to an exchange offer by the Company to purchase Shares made on the same terms to all holders of said Shares; or (4) any issuance or transfer of Shares by the Company; provided, however, that in no case under (2)–(4) above shall there be an increase in the Interested Shareholder’s proportionate interest in the Shares;

(d)    any transaction involving the Company or any direct or indirect majority-Owned subsidiary of the Company which has the effect, directly or indirectly, of increasing the proportionate interest in the Shares, or securities convertible into the Shares, or in the shares of any such subsidiary which is Owned by the Interested Shareholder, except as a result of immaterial changes due to fractional share adjustments or as a result of any purchase or redemption of any Shares not caused, directly or indirectly, by the Interested Shareholder; or

(e)    any receipt by the Interested Shareholder of the benefit, directly or indirectly (except proportionately as a shareholder), of any loans, advances, guarantees, pledges or other financial benefits (other than those expressly permitted in subsections (a)–(d) of this Article 35 para. 14) provided by or through ausdrücklich erlaubt ist sowie einer solchen, die proportional an alle Aktionäre erfolgt) durch die oder über die Gesellschaft oder eine direkte oder indirekte Tochtergesellschaft, die zur Mehrheit von der Gesellschaft gehalten wird, an den Nahestehenden Aktionär;

Abschnitt 9: Übergangsbestimmungen

Artikel 36

Sacheinlage	Die Gesellschaft übernimmt bei der Kapitalerhöhung vom von der Transocean Inc. in Grand Cayman, Cayman Islands (Transocean Inc.), gemäss Sacheinlagevertrag vom (Sacheinlagevertrag) Aktien (ordinary shares) der Transocean Inc. Diese Aktien werden zu einem Übernahmewert von insgesamt CHF übernommen. Als Gegenleistung für diese Sacheinlage gibt die Gesellschaft einem Umtauschagenten, handelnd auf Rechnung der Aktionäre der Transocean Inc. im Zeitpunkt unmittelbar vor Vollzug des Sacheinlagevertrages und im Namen und auf Rechnung der Transocean Inc., insgesamt voll einbezahlte Aktien mit einem Nennwert von insgesamt CHF aus. Die Gesellschaft weist die Differenz zwischen dem totalen Nennwert der ausgegebenen Aktien und dem Übernahmewert der Sacheinlage im Gesamtbetrag von CHF den Reserven der Gesellschaft zu.

the Company or any direct or indirect majority-Owned subsidiary of the Company.

Section 9: Transitional Provisions

Article 36

Contribution in Kind

In connection with the capital increase of         , and in accordance with the contribution in kind agreement dated as of          (the Contribution in Kind Agreement), the Company acquires          ordinary shares of Transocean Inc., Grand Cayman, Cayman Islands (Transocean Inc.). The shares of Transocean Inc. are acquired for a total value of CHF         . As consideration for this contribution, the Company issues to an exchange agent, acting for the account of the holders of ordinary shares of Transocean Inc. outstanding immediately prior to the completion of the Contribution in Kind Agreement and in the name and the account of Transocean Inc, a total of          fully paid Shares with a total par value of CHF         . The difference between the aggregate par value of the issued Shares and the total value of the contribution in the amount of CHF          is allocated to the reserves of the Company.

Zug,	Zug,

Annex G

ORGANIZATIONAL REGULATIONS

dated as of October 8, 2008

of

Transocean Ltd.,

a Swiss corporation with its registered office in Zug

G-i

ARTICLE 10 GENERAL PROVISIONS		G-9

Section 10.01.	Signatory Power	G-9

Section 10.02.	Insurance	G-9

ARTICLE 11 FINAL PROVISIONS		G-9

Section 11.01.	Effectiveness	G-9

Section 11.02.	Change of or Amendments to these Organizational Regulations	G-9

G-ii

ARTICLE 1

SCOPE AND BASIS

Section 1.01. Basis. These Organizational Regulations (the Organizational Regulations) are enacted by the Board of Directors of Transocean Ltd. (the Company) pursuant to article 716b of the Swiss Code of Obligations (the CO) and Articles 24, 26, 27 and 28 of the Company’s articles of association (the Articles of Association). The Organizational Regulations govern the internal organization and the duties, powers and responsibilities of the executive bodies of the Company (as defined below).

Section 1.02. Group. The Company is the holding company of an international group of companies active in businesses that are involved in offshore contract drilling services for oil and gas wells, oil and gas drilling management services, drilling engineering services and drilling project management services and oil and gas exploration and production activities. The executive bodies of the Company shall duly respect the legal independence of all Group companies and the local law applicable to them.

Section 1.03. Organization. For the purposes of these Organizational Regulations, the Group shall mean the Company and its Subsidiaries, whereby Subsidiaries means all companies in which the Company holds directly or indirectly a majority of the voting rights or has the right to appoint a majority of the members of the Board.

Section 1.04. Interpretation.

(a) Words importing the singular number shall also include the plural number and vice-versa.

(b) Words importing the masculine gender shall also include the feminine gender.

ARTICLE 2

CORPORATE ORGANIZATION

The Company shall have the following functions and committees:

(a) the Board of Directors (the Board);

(b) the chairman of the Board (the Chairman);

(c) the board committees established from time to time pursuant to these Organizational Regulations (the Board Committees);

(d) the chief executive officer of the Company (the Chief Executive Officer); and

(e) the Executive Management of the Company (the Executive Management).

ARTICLE 3

THE BOARD

Section 3.01. Constitution. The Board shall elect from among its members one Chairman. It may elect one or more Vice-Chairmen. It shall further appoint a Secretary who need not be a member of the Board. The Secretary shall keep the minutes of the General Meetings of Shareholders and the meetings of the Board and give notice of such meetings and shall perform like duties for the committees of the Board when so required. In the case of the absence or inability to act of the Secretary, any Assistant Secretary (or, in the case of keeping minutes of the General Meeting of Shareholders or the meetings of the Board, any other person designated by the presiding officer of such meeting) may act in the Secretary’s place.

Section 3.02. Board Composition. In selecting candidates for Board membership the Board shall give due consideration the governance framework set forth in the Corporate Governance Guidelines of the Company.

Section 3.03. Powers and Duties.

(a) The Board is the ultimate executive body of the Company and shall determine the principles of the business strategy and policies. The Board shall exercise its function as required by law, the Articles of Association and these Organizational Regulations.

(b) The Board shall be authorized to pass resolutions on all matters that are not reserved to the General Meeting of Shareholders or to other executive bodies by applicable law, the Articles of Association or these Organizational Regulations.

(c) In particular, the Board has the following powers and duties:

(i) the ultimate direction of the Company and the issuance of the necessary guidelines in accordance with applicable law and regulations;

(ii) the determination of the Company’s organizational structure, including the promulgation and the amendment of these Organizational Regulations;

(iii) the determination of the Company’s accounting principles, financial control and financial planning;

(iv) the ultimate supervision of the persons entrusted with the management of the Company, in particular with regard to their compliance with applicable law, the Articles of Association, these Organizational Regulations and other applicable instructions and guidelines;

(v) the review and approval of the business report and the financial statements of the Company as well as the preparation of the General Meeting of Shareholders and the implementation of its resolutions;

(vi) the adoption of resolutions concerning an increase in the share capital of the Company to the extent that such power is vested in the Board (article 651 para. 4 CO) and of resolutions concerning the confirmation of capital increases and corresponding amendments to the Articles of Association, as well as making the required report on the capital increase;

(vii) the notification of the court if the liabilities of the Company exceed the assets of the Company (article 725 CO);

(viii) the establishment of the Company’s dividend policy;

(ix) the proposal to the General Meeting of Shareholders of candidates for election or re-election to the Board, upon recommendation of the Corporate Governance Committee;

(x) the response to any takeover offer for the Company;

(xi) the establishment of any code of ethics and business practice;

(xii) the determination of any membership and terms of reference of any Board Committees;

(xiii) the approval of any agreements to which the Company is a party relating to mergers, demergers, transformations and/or transfer of assets, to the extent required pursuant to the Swiss Merger Act;

(xiv) the appointment and removal of the Chairman (giving due consideration to the governance framework set forth in Article 9 of these Organizational Regulations and in the Corporate Governance Guidelines of the Company) and the Secretary, the members of Board Committees and the Executive Management, as well as the determination of their signatory power (see Section 10.01);

(xv) the approval of the annual investment and operating budget;

(xvi) the approval of share buybacks of the Company.

Section 3.04. Delegation of Management. To the extent permitted by applicable law and stock exchange rules, the Board herewith delegates, in the sense of article 716b CO, all other duties, including the preparation and implementation of the Board resolutions as well as the supervision of particular aspects of the business and the management of the Company, to the Chief Executive Officer.

Section 3.05. Meetings.

(a) The Board shall meet together for the dispatch of business, convening, adjourning and otherwise regulating its meetings as it thinks fit. The Board shall give due consideration to the governance framework set forth in the Corporate Governance Guidelines of the Company.

(b) Regularly scheduled meetings of the Board may be held at such time and at such place as shall from time to time be determined by the Board. Special meetings of the Board may be called by the Chairman, the CEO, the President or a majority of the Board. Any member of the Board may request that the Chairman convene a meeting as soon as practicable, subject to providing a reason for so requesting a meeting.

(c) No notice need be given of any regular meeting of the Board or of any adjourned meeting of the Board. No notice need be given to any Director who signs a written waiver thereof or who attends the meeting without protesting the lack of notice. Notices need not state the purpose of the meeting. Attendance of a Director at any meeting shall constitute a waiver of notice of such meeting, except when a Director attends and makes it known that he is attending for the express purpose of objecting to the transaction of any business on the grounds that the meeting is not lawfully convened, and such purpose is duly recorded in the minutes of such meeting.

(d) Notice of each special meeting of the Board shall be given to each Director either by first class United States mail, or if notice is sent off from a country other than the United States of America, by a mail service equivalent to first class United States mail, at least three days before the meeting, by “overnight” or other express delivery service at least two days before the meeting, or by telegram, telex, cable, telecopy, facsimile, personal written delivery, e-mail or telephone at least one day before the meeting. Any notice given by telephone shall be immediately confirmed by telegram, telex, cable, telecopy, facsimile, or e-mail. Notices are deemed to have been given: by mail, when deposited in the mail with postage prepaid; by “overnight” or other express delivery service, the day after sending; by telegram, telex, or cable, at the time of sending; by telecopy or facsimile, upon receipt of a transmittal confirmation; and by personal delivery, e-mail or telephone, at the time of delivery. Written notices shall be sent to a Director at the address or e-mail address designated by such Director for that purpose or, if none has been so designated, at such Director’s last known residence, business or e-mail address. Notices need not state the purpose of the meeting.

(e) Any one or more Directors or any committee thereof may participate in a meeting of the Board or committee by conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting by such means shall constitute presence in person at such meeting.

Section 3.06. Attendance Quorum; Resolutions and Minutes.

(a) The attendance quorum necessary for the transaction of the business of the Board shall be a majority of the whole Board. No attendance quorum shall be required for resolutions of the Board providing for the confirmation of a capital increase or for the amendment of the Articles of Association in connection therewith.

(b) The Board shall pass its resolutions with the majority of the votes cast by the Directors present at a meeting at which the attendance quorum of Section 3.07 above is satisfied. The Chairman shall have no casting vote but shall have the same vote as each other Director.

(c) Resolutions of the Board may be passed without a meeting by way of written consent by a majority of the whole Board, provided that no member of the Board requests oral deliberations. A resolution in writing (in one or more counterparts) signed by all the Directors or all the members of a committee of the Directors (including signed copies sent by facsimile or email) shall be as valid and effectual as if it had been passed at a meeting of the Board or committee, as the case may be, duly convened and held.

(d) The Board shall cause minutes to be made for the purpose of recording the proceedings at all meetings of the Company and the Directors and of committees of the Board. The minutes shall be signed by the acting chairman and the secretary and must be approved by the Board.

Section 3.07. Information and Reporting.

(a) At Board meetings, each member of the Board is entitled to request and receive from other Directors and from the CEO information on all affairs of the Company.

(b) Outside of Board meetings, each Director may request information from the CEO on the general course of business and, upon approval of the Chairman, each Director may obtain information on specific transactions and/or access to business documents.

Section 3.08. Compensation. Each Director shall be entitled to receive as compensation for such Director’s services as a Director or committee member or for attendance at meetings of the Board or committees, or both, such amounts (if any) as shall be fixed from time to time by the Board or the Corporate Governance Committee. In determining Directors’ compensation, the Board shall give due consideration to the governance framework set forth in the Corporate Governance Guidelines of the Company as well as the recommendations of the Corporate Governance Committee. Each Director shall be entitled to reimbursement for reasonable traveling expenses incurred by such Director in attending any such meeting.

Section 3.09. Conflicts of Interest.

(a) A Director may hold any other office (other than as an outside auditor of the Company) or place of profit under the Company in conjunction with his office of Director for such period and on such terms as to remuneration and otherwise as the Board may determine.

(b) A Director may act by himself or for his firm in a professional capacity for the Company (other than as an outside auditor of the Company), and he or his firm shall be entitled to remuneration for professional services as if he were not a Director; provided, however, that (i) he has disclosed his interest in the transaction at the first meeting held to consider the transaction or as soon thereafter as he becomes interested in the transaction, and (ii) that any professional services by a Director or his firm for the account of the Company shall be made at arm’s length terms.

(c) A Director may be or become a director or other officer of or otherwise interested in any company promoted by the Company or in which the Company may be interested as shareholder, member or otherwise, and no such Director shall be accountable to the Company for any remuneration or other benefits received by him as a director or officer of, or from his interest in, such other company.

(d) Subject to any applicable law or regulation to the contrary, a Director shall not be disqualified from the office of Director or prevented by such office from contracting with the Company, either as vendor, purchaser or otherwise, nor shall any such contract or any contract or transaction entered into by or on behalf of the Company in which any Director shall be in any way interested or be liable to be avoided, nor shall any Director so contracting or being so interested be liable to account to the Company for any profit realized by any such contract or transaction by reason of such Director holding office or of the fiduciary relation thereby established; provided, however, that (i) he has disclosed his interest in the transaction at the first meeting held to consider the transaction or as soon thereafter as he becomes interested in the transaction and (ii) he complies with the duty to abstain as set forth below in Section 3.10(e) below.

(e) Directors shall disclose any Conflicting Interest at a meeting of the Board and abstain from exercising their voting rights in matters involving a Conflicting Interest (as defined below). If a Board member is required to abstain from voting in a matter, he shall not be counted in the quorum of the meeting in question. In addition, such Director shall use his best efforts to ensure that he does not receive any confidential information with respect to such transaction.

(f) Conflicting Interest shall mean the special interest the Director has with respect to a transaction due to the fact that the Director or a Related Person has a financial or non-financial interest in, or is otherwise closely linked to, the transaction, and such interest is of such significance to the Director or a Related Person that the interest would reasonably be expected to interfere with the Director’s judgment if he were called upon to vote on the transaction.

(g) Related Person of a Director means:

(i) the spouse (or a parent or sibling thereof) of the Director, or a child, grandchild, sibling, parent (or spouse of any thereof) of the Director, or an individual having the same home as the Board member, or trust or estate of which an individual specified in this Section 3.09(g)(i) is a substantial beneficiary;

(ii) a trust, estate, incompetent or minor of which the Director is a trustee, administrator or guardian; or

(iii) one of the following persons or entities: (1) an entity of which the Director is a director, general partner, agent, major shareholder or employee; (2) a person that controls one or more of the entities specified in subclause (1) or an entity that is controlled by, or is under common control with, one or more of the entities specified in subclause (1); or (3) an individual who is a general partner, principal or employer of the Director.

ARTICLE 4

CHAIRMAN AND VICE-CHAIRMAN

Section 4.01. Power and Duties. The Chairman of the Board shall preside at all meetings of the Board. Further, the Chairman has the following powers and duties:

(a) contact with the CEO between Board meetings in order to be informed about important business developments;

(b) preparing the agenda for the General Meetings of Shareholders and Board meetings;

(c) presiding over the General Meetings of Shareholders and Board meetings;

(d) informing the full Board without delay of material extraordinary events; and

(e) any other matters reserved by law, the Articles of Association or these Organizational Regulations to the Chairman.

Section 4.02. Authority. Should the Chairman be unable or unavailable to exercise his functions, his functions shall be assumed by the Vice-Chairman, if one has been elected, or if the latter has not been elected or should be unable or unavailable, another Director appointed by the Board.

ARTICLE 5

BOARD COMMITTEES

Section 5.01. General.

(a) The Board may, by resolution passed by a majority of the whole Board, designate one or more committees, each committee to consist of one or more of the Directors, as designated by the Board. The Board may designate one or more alternate Directors as members of any committee, who may replace any absent member at any meeting of the committee. In the absence of a member of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not constituting a quorum, may unanimously appoint another member of the Board to act at the meeting in the place of any such absent member. At all meetings of any committee, a majority of its members (or the member, if only one) shall constitute a quorum for the transaction of business, and the act of a majority of the members present shall be the act of any such committee, unless otherwise specifically provided by law, the Articles of Association or these Organizational Regulations. The Board shall have the power at any time to change the number and members of any such committee, to fill vacancies and to discharge any such committee.

(b) Section 3.06(b) through (d) above with respect to notice of, and participation in, meetings of the Board shall apply also to meetings of committees, unless different provisions shall be prescribed by the Board. Each committee shall serve at the pleasure of the Board. It shall keep minutes of its meetings and report the same to the Board when required and shall observe such procedures as are prescribed by the Board.

(c) Any committee of the Board, to the extent provided by the provisions set forth herein but subject to any limitation imposed by the Swiss Code of Obligations, shall have and may exercise all the powers and authority of the Board in the management of the business and affairs of the Company.

Section 5.02. Individual Committees. The committees of the Board shall be the Audit Committee, the Executive Compensation Committee, the Finance and Benefits Committee and the Corporate Governance Committee and any other committees designated by the Board.

ARTICLE 6

EXECUTIVE MANAGEMENT | CHIEF EXECUTIVE OFFICER

Section 6.01. Executive Management | Powers and Duties. Subject to applicable law, regulations and stock exchange rules, the day-to-day executive management of the Company shall be the responsibility of the Chief Executive Officer. If the President shall not be designated the Chief Executive Officer of the Company, such President shall have such authority and perform such duties as may be prescribed from time to time by the Board or the Chief Executive Officer. The Chief Executive Officer shall have the primary responsibility for the Executive Management of the Company, and shall directly report to the Board.

Section 6.02. Reporting. The Chief Executive Officer shall regularly inform the Board at the Board meetings on the current course of business and all major business matters of the Company.

ARTICLE 7

EXECUTIVE MANAGEMENT | OFFICERS

Section 7.01. Composition. The officers of the Company shall be chosen by the Board and shall include a Chief Executive Officer, a President and one or more Vice Presidents (who may be further classified by such descriptions as “Executive,” “Senior” or “Assistant” as determined by the Board), and such other officers, as the Board may deem necessary or appropriate. The Board may from time to time authorize any officer to appoint and remove any other officer or agent and to prescribe such person’s authority and duties. Any person may hold at one time two or more offices. Each officer shall have such authority and perform such duties, in addition to those specified in these Articles, as may be prescribed by the Board from time to time.

Section 7.02. Powers and Duties. The Executive Management supports the Chief Executive Officer in the discharge of his powers and duties. It has consultative and coordinating functions.

Section 7.03. Term of Office. Each officer shall hold office for the term for which appointed by the Board, and until the person’s successor has been appointed and qualified or until such person’s earlier resignation or removal. Any officer may be removed by the Board, with or without cause. The election or appointment of an officer shall not in and of itself create contractual rights against the Company. Any officer may resign at any time by giving written notice to the Board or the Secretary. Any such resignation shall take effect at the time specified therein or, if such time is not specified therein, then upon receipt of such notice, and, unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

ARTICLE 8

FISCAL YEAR

Section 8.01. Determination. The fiscal year of the Company shall start on January 1 and end on December 31.

ARTICLE 9

GOVERNANCE DURING THE SPECIFIED PERIOD

Section 9.01. Applicability. The provisions of this Article 9 shall apply during the Specified Period notwithstanding any other provision in these Organizational Regulations, except to the extent a majority of each of the Designated GlobalSantaFe Directors and the Designated Transocean Directors (each as defined below) resolve that any provision or provisions in this Article 9 shall not apply. In the event of any conflict between the provisions of this Article 9 and any other provision of these Organizational Regulations, the provisions of this Article 9 control. No inference that no conflict exists shall be drawn by virtue of the absence of a reference to this Article 9 (or any restriction set forth herein) in any other particular provision of these Organizational Regulations. After the Specified Period, the provisions in this Article 9 shall be of no further force and effect.

Section 9.02. Definitions. As used in this Article 9, the following terms shall have the following meanings:

(a) Designated GlobalSantaFe Director means (i) those seven members of the GlobalSantaFe Corporation Board designated by GlobalSantaFe Corporation to serve as Directors of Transocean Inc., a company organized under the laws of the Cayman Islands (TI), at the Effective Time and any replacement of any such Director serving at the Redomestication Effective Time; and (ii) any Replacement GlobalSantaFe Director;

(b) Designated Transocean Director means (i) those seven Directors of TI designated by TI to serve as Directors of TI at the Effective Time and any replacement of any such Director serving at the Redomestication Effective Time and (ii) any Replacement Transocean Director;

(c) Effective Time means November 27, 2007;

(d) Redomestication Effective Time means the time of filing the orders of the Grand Court of the Cayman Islands sanctioning the schemes of arrangement in the matter of TI and Transocean Cayman Ltd., respectively, with the Registrar of Companies of the Cayman Islands;

(e) Replacement GlobalSantaFe Director has the meaning specified in Section 9.03(b);

(f) Replacement Transocean Director has the meaning specified in Section 9.03(b); and

(g) Specified Period means the period commencing at the Redomestication Effective Time and ending on November 27, 2009.

Section 9.03. Directors.

(a) At the Redomestication Effective Time, the Board of the Company will consist of 14 members, including seven Transocean Designated Directors and seven GlobalSantaFe Designated Directors, with such persons allocated as follows: (i) three Designated Transocean Directors and three Designated GlobalSantaFe Directors allocated to the class of Directors whose term expires at the Annual General Meeting of the Company to be held in 2009, (ii) two Designated Transocean Directors and two Designated GlobalSantaFe Directors allocated to the class of Directors whose term expires at the Annual General Meeting of the Company to be held in 2010 and (iii) two Designated Transocean Directors and two Designated GlobalSantaFe Directors allocated to the class of Directors whose term expires at the Annual General Meeting of the Company to be held in 2011. At the Redomestication Effective Time, Robert E. Rose, or any other person duly holding such position in accordance with the articles of association of TI immediately prior to the Redomestication Effective Time, will be the Chairman of the Board of the Company. During the Specified Period, the removal, replacement or appointment of a new Chairman of the Board shall require a two-thirds vote of the entire Board. At the Redomestication Effective Time, the membership of each committee of the Board will consist of an equal number of Designated Transocean Directors and Designated GlobalSantaFe Directors. During the Specified Period, (i) the Chairman of the Audit Committee of the Board of the Company shall be a Designated GlobalSantaFe Director, (ii) the Chairman of the Corporate Governance Committee of the Board shall be a Designated Transocean Director, (iii) the Chairman of the Finance and Benefits Committee of the Board shall be a Designated Transocean Director and (iv) the Chairman of the Executive Compensation Committee of the Board shall be a Designated GlobalSantaFe Director. From and after the Redomestication Effective Time, each person designated as a Director shall, subject to the power of the General Meeting of Shareholders in connection with the election of directors, serve as a Director until such person’s successor shall be elected and qualified or such person’s earlier death, resignation or removal.

(b) The Board shall use all reasonable best efforts to maintain the allocations and appointments set forth in this Article 9 during the Specified Period, and Board shall not nominate or fail to nominate any person contrary to the allocations set forth in this Article 9 or take any other action designed to or which would reasonably be expected to alter such allocations. In the event that a Designated Transocean Director or a Designated GlobalSantaFe Director shall die, resign, be removed from or otherwise fail to serve on the Board during the Specified Period, the remaining Designated Transocean Directors or Designated GlobalSantaFe Directors, as the case may be, shall designate such Director’s replacement (a Replacement Transocean Director or a Replacement GlobalSantaFe Director, as the case may be, and any Replacement Transocean Director shall be deemed a Designated Transocean Director and any Replacement GlobalSantaFe Director shall be deemed a Designated GlobalSantaFe Director) as a candidate for election to the Board by the next Annual General Meeting of Shareholders to the extent such meeting occurs within the Specified Period, unless a majority of such group of Directors determines in their sole discretion not to replace any such Director. With respect to those Designated Transocean Directors appointed to a class of Directors the term of which expires prior to the end of the Specified Period, a majority of the Designated Transocean Directors shall have the power (which power may be delegated in whole or in part by such Directors to any committee of such Directors) to determine whether any such Designated Transocean Director shall be included on the list of nominees for Director presented by the Board and for which such Board shall solicit proxies at the Annual General Meeting of Shareholders of the Company following the Redomestication Effective Time at which Directors are elected for such class, and in the event that the Designated Transocean Directors so determine not to include any such Designated Transocean Director on such list of nominees, a majority of the Designated Transocean Directors shall have the power to designate the person who will be included on such list of nominees for Director presented by the Board of the Company and for which such Board shall solicit proxies at such Annual General Meeting of Shareholders of the Company (and, upon election, such replacement shall constitute a Designated Transocean Director). With respect to those Designated GlobalSantaFe Directors appointed to a class of Directors the term of which expires prior to the end of the Specified Period, a majority of the Designated GlobalSantaFe Directors shall have the power (which power may be delegated in whole or in part by such Directors to any committee of such Directors) to determine whether any such Designated GlobalSantaFe Director shall be included on the list of nominees for Director presented by the Board and for which such Board shall solicit proxies at the Annual General Meeting of Shareholders of the Company following the Redomestication Effective Time at which Directors are elected for such class, and in the event that the Designated GlobalSantaFe Directors so determine not to include any such Designated GlobalSantaFe Director on such list of nominees, a majority of the Designated GlobalSantaFe Directors shall have the power to designate the person who will be included on such list of nominees for Director presented by the Board and for which such Board shall solicit proxies at such Annual General Meeting of Shareholders (and, upon election, such replacement shall constitute a Designated GlobalSantaFe Director).

Section 9.04. Officers.

(a) At the Redomestication Effective Time, Robert L. Long, or any other person duly holding such position in accordance with the articles of association of TI immediately prior to the Redomestication Effective Time, will be the CEO of the Company. The removal, replacement or appointment of any person as CEO of the Company shall require a two-thirds vote of the entire Board during the Specified Period.

(b) At the Effective Time, Jon A. Marshall was the President and Chief Operating Officer of the Company. Mr. Marshall resigned in April 2008, and Steven L. Newman was appointed as his replacement. At the Redomestication Effective Time, Mr. Newman, or any other person duly holding such position in accordance with the articles of association of TI immediately prior to the Redomestication Effective Time, will be the President and Chief Operating Officer of the Company. The removal, replacement or appointment of any person as President and Chief Operating Officer of the Company shall require a two-thirds vote of the entire Board during the Specified Period.

ARTICLE 10

GENERAL PROVISIONS

Section 10.01. Signatory Power. The Directors, officers and other persons authorized to represent the Company and the Subsidiaries shall have single or joint signatory power, as determined appropriate by the Board.

Section 10.02. Insurance. The Company may procure directors’ and officers’ liability insurance for the Directors and for officers of the Company. Any costs of insurance shall be charged to the Company or its Subsidiaries.

ARTICLE 11

FINAL PROVISIONS

Section 11.01. Effectiveness. These Organizational Regulations shall become effective upon approval by the Board.

Section 11.02. Change of or Amendments to these Organizational Regulations. Any change of or amendment to these Organizational Regulations shall only be valid if the Board approved such change or amendment with the attendance quorum and the majority as set forth in Section 3.07(a), (b) and (c), respectively; provided, however, that, during the Specified Period, any change or waiver of or amendment to Article 9 of these Organizational Regulations shall only be valid if such change, waiver or amendment is also approved by a majority of the Designated Transocean Directors and a majority of the Designated GlobalSantaFe Directors.

SO RESOLVED as of October 8, 2008.

Annex H

TRANSOCEAN LTD.

BALANCE SHEET

(In thousands, except share data)

(Unaudited)

August 18, 2008
ASSETS
Cash and cash equivalents	$91

Total assets	$91

LIABILITIES AND SHAREHOLDER’S EQUITY
Shares, CHF 0.01 par value; 10,000,000 issued	$91

Total shareholder’s equity	91

Total liabilities and shareholder’s equity	$91

H-1

TRANSOCEAN LTD.

NOTE TO BALANCE SHEET

(Unaudited)

Note 1—Nature of Business and Basis of Presentation

Initially formed on August 18, 2008, Transocean Ltd. (“Transocean-Switzerland”) is incorporated and domiciled in Zug, Canton of Zug, Switzerland. A wholly owned subsidiary and direct extension of Transocean Inc., Transocean-Switzerland is a U.S. dollar functional currency entity. Transocean-Switzerland was formed to acquire, hold, manage, exploit and sell, whether directly or indirectly, participations in businesses in Switzerland and abroad, in particular businesses that are involved in the utilization of natural resources, and to provide financing for this purpose. As of the date of formation, Transocean-Switzerland did not conduct operations.

The Transocean-Switzerland balance sheet presents the financial position, prepared in accordance with Swiss law.

H-2

Annex I

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Shareholder

Transocean Ltd.

We have audited the accompanying balance sheet of Transocean Ltd. as of August 18, 2008. This balance sheet is the responsibility of the Company’s management. Our responsibility is to express an opinion on this balance sheet based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the balance sheet is free of material misstatement. We were not engaged to perform an audit of the Company’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the balance sheet, assessing the accounting principles used and significant estimates made by management, and evaluating the overall balance sheet presentation. We believe that our audit of the balance sheet provides a reasonable basis for our opinion.

In our opinion, the balance sheet referred to above presents fairly, in all material respects, the financial position of Transocean Ltd. at August 18, 2008, in conformity with U.S. generally accepted accounting principles.

/S/    ERNST & YOUNG LLP

Houston, Texas

October 8, 2008

TRANSOCEAN LTD.

BALANCE SHEET

(In thousands, except share data)

August 18, 2008
ASSETS
Cash and cash equivalents	$91

Total assets	$91

LIABILITIES AND SHAREHOLDER’S EQUITY
Shares, CHF 0.01 par value; 10,000,000 authorized, issued and outstanding	$91
Additional paid-in capital	—

Total shareholder’s equity	91

Total liabilities and shareholder’s equity	$91

TRANSOCEAN LTD.

NOTE TO BALANCE SHEET

Note 1—Nature of Business

Initially formed on August 18, 2008, Transocean Ltd. (“Transocean-Switzerland”) is incorporated and domiciled in Zug, Canton of Zug, Switzerland. A wholly owned subsidiary and direct extension of Transocean Inc., Transocean-Switzerland is a U.S. dollar functional currency entity. Transocean-Switzerland was formed to acquire, hold, manage, exploit and sell, whether directly or indirectly, participations in businesses in Switzerland and abroad, in particular businesses that are involved in the utilization of natural resources, and to provide financing for this purpose. As of the date of formation, Transocean-Switzerland did not conduct operations.

☒ Votes must be indicated (x) in Black or Blue ink.	Mark, Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.	Please mark ☒ your votes as indicated in this example

The Board of Directors Recommends a Vote “FOR” Approval of Items 1 and 2.
		FOR	AGAINST	ABSTAIN
Item 1.	Approval of the merger transaction to be effected by the Schemes of Arrangement, attached to the accompanying proxy statement as Annex B.	☐	☐	☐

Item 2.	Approval of the motion to adjourn the meeting to a later date to solicit additional proxies if there are insufficient votes at the time of the meeting to approve the merger transaction.	☐	☐	☐

Item 3.	In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the meeting.

Mark Here for Address                ☐

Change or Comments

SEE REVERSE

Signature	Signature	Date
Sign exactly as name appears hereon. (If shares are held in joint names, both should sign. If signing as Attorney, Executor, Administrator, Trustee or Guardian, please give your title as such. If the signer is a corporation, please sign in full corporate name by duly authorized officer.)

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▲ FOLD AND DETACH HERE ▲

WE ENCOURAGE YOU TO TAKE ADVANTAGE OF INTERNET OR TELEPHONE PROXY VOTING;

BOTH ARE AVAILABLE 24 HOURS A DAY, 7 DAYS A WEEK.

Voting your proxy by Internet and telephone is available through 11:59 PM Eastern Time on

December 7, 2008, the day prior to the shareholder meeting day.

Transocean Inc.	INTERNET http://www.eproxy.com/rig Use the Internet to vote your proxy. Have your proxy card in hand when you access the web site.
OR

TELEPHONE 1-866-580-9477 Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call.

If you vote your proxy by Internet or by telephone, you do NOT need to mail back your proxy card.

To vote by mail, mark, sign and date your proxy card and return it in the enclosed postage-paid envelope.

Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

35690

TRANSOCEAN INC.

P.O. BOX 10342

70 HARBOUR DRIVE, 4TH FLOOR

GRAND CAYMAN, KY1-1003

CAYMAN ISLANDS

P R O X Y

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned, revoking any proxy heretofore given in connection with the meeting described herein, hereby appoints Robert L. Long, Gregory L. Cauthen and Eric B. Brown, and each of them, as proxies, with full powers of substitution, to represent the undersigned at the meeting to be held at the Sheraton Nassau Beach Resort, Nassau, Bahamas on December 8, 2008, commencing at 3:00 p.m., Bahamas time, and at any adjournment or postponement thereof, and to vote all ordinary shares that the undersigned would be entitled to vote if personally present as follows:

The shares represented by this proxy, when properly executed and returned, will be voted as directed herein. If this proxy is duly executed and returned, and no voting directions are given herein, such shares will be voted “FOR” approval of Items 1 and 2 to be voted on at the meeting of shareholders. The undersigned hereby acknowledges receipt of notice of, and the proxy statement for, the aforesaid meeting.

(Continued and to be marked, dated and signed, on the other side)

BNY MELLON SHAREOWNER SERVICES P.O. BOX 3550 SOUTH HACKENSACK, NJ 07606-9250
Address Change/Comments (Mark the corresponding box on the reverse side)

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▲ FOLD AND DETACH HERE ▲

You can now access your BNY Mellon Shareowner Services account online.

Access your BNY Mellon Shareowner Services shareholder account online via Investor ServiceDirect® (ISD).

The transfer agent for Transocean Inc. now makes it easy and convenient to get current information on your shareholder account.

• View account status • View certificate history • View book-entry information	• View payment history for dividends • Make address changes • Obtain a duplicate 1099 tax form • Establish/change your PIN

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